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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Liberty Media Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

May 13, 2009

Dear Stockholder:

        The 2009 annual meeting of stockholders of Liberty Media Corporation (Liberty Media) will be held at 9:00 a.m., local time, on June 25, 2009, at the Denver Marriot South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, telephone (303) 925-0004. At the annual meeting, holders of Liberty Media common stock will be asked to consider and vote on the following proposals: (i) the redesignation proposal, (ii) the reverse stock split proposal, (iii) the election of directors proposal and (iv) the auditor ratification proposal (each as described in more detail below).

        Pursuant to the redesignation proposal, Liberty Media would be permitted to amend and restate its charter to change the name of (1) its "Entertainment Group" to the "Starz Group" and (2) its "Liberty Entertainment common stock" to the "Liberty Starz common stock" and to make certain conforming changes (the proposed changes collectively, the redesignation). The redesignation proposal is being submitted in connection with the proposed, previously announced split-off of a majority of the assets and liabilities of the Entertainment Group. If the split-off is completed, Liberty Media would redeem a portion of the outstanding shares of Liberty Entertainment common stock for all of the outstanding shares of a newly formed, wholly owned subsidiary of Liberty Media, Liberty Entertainment, Inc. (LEI), which would hold Liberty Media's 54% interest in The DIRECTV Group, Inc. (DTVG), a 100% interest in Liberty Sports Holdings LLC, a 65% interest in Game Show Network, LLC and FUN Technologies ULC and cash and cash equivalents, together with $2 billion of indebtedness incurred in connection with Liberty Media's incremental acquisition of DTVG shares in April 2008. All of the businesses, assets and liabilities currently attributed to Liberty Media's Entertainment Group that are not held by LEI would remain with Liberty Media and continue to be attributed to the Entertainment Group. These assets consist primarily of a 100% interest in Starz Entertainment LLC and cash and cash equivalents. Accordingly, the Liberty Media board determined to seek the approval of the stockholders to change the name of this tracking stock group and the corresponding tracking stock in connection with the split-off. The implementation of the redesignation is subject to the approval of stockholders sought hereby and the completion of the split-off. The Liberty Media board reserves the right to abandon the redesignation at any time prior to its implementation.

        Liberty Media recently announced that it has entered into an Agreement and Plan of Merger, dated as of May 3, 2009, pursuant to which LEI and DTVG would merge with wholly owned subsidiaries of a new parent company to be named DIRECTV. This business combination is conditioned on, among other things, (i) the receipt of the approval of the holders of Liberty Entertainment common stock to complete the split-off in accordance with Liberty Media's charter (the split-off approval); (ii) the receipt of the approval of the holders of Liberty Entertainment common stock (other than John C. Malone, Chairman of the Board of Liberty Media, his wife Leslie Malone, certain affiliated persons and the directors and officers of Liberty Media) of the split-off, the DTVG business combination and certain related transactions; (iii) the receipt of certain DTVG stockholder approvals; (iv) the receipt of regulatory approvals, a private letter ruling from the Internal Revenue Service (IRS) and opinions of tax counsel; and (v) the completion of the split-off. The split-off is conditioned on, among other things, the receipt of the split-off approval, regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel. The split-off is not conditioned on the satisfaction of the conditions to the DTVG business combination. Liberty Media intends to seek the requisite approvals of the holders of its Liberty Entertainment common stock for the split-off and the DTVG business combination at a special stockholders meeting which is expected to be held during the third quarter of 2009.

        Liberty Media is not soliciting your vote with respect to the split-off or the DTVG business combination at this time, and a vote on the redesignation proposal is not a vote on the split-off or the DTVG business combination.

        Pursuant to the reverse split proposal, Liberty Media would be permitted to effect a reverse stock split of (1) the outstanding shares of Series A Liberty Capital common stock at a ratio of one-for-three, (2) the outstanding shares of Series B Liberty Capital common stock at a ratio of one-for-three, (3) the outstanding shares of Series A Liberty Interactive common stock at a ratio of one-for-five, and (4) the outstanding shares of Series B Liberty Interactive common stock at a ratio of one-for-five (collectively, the reverse split). The reverse split is not conditioned on the completion of the split-off; however, the reverse split will not be effected until the split-off is either completed or abandoned. The Liberty Media board reserves the right to abandon the reverse split at any time prior to its implementation.

        At the annual meeting, you will further be asked to consider and vote on certain annual business matters: (1) the election of directors proposal, a proposal to re-elect Donne F. Fisher, Gregory B. Maffei, and M. LaVoy Robison to serve as Class II members of the Liberty Media board until the 2012 annual meeting of Liberty Media stockholders; and (2) the auditors ratification proposal, a proposal to ratify the selection of KPMG LLP as Liberty Media's independent auditors for the fiscal year ending December 31, 2009.

        The Liberty Media board has unanimously approved each of the enumerated proposals and unanimously recommends that its stockholders vote "FOR" each of them.

        Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please vote as soon as possible to make sure that your shares are represented.

        Thank you for your cooperation and continued support and interest in Liberty Media.

Very truly yours,

Gregory B. Maffei President and Chief Executive Officer

        The Notice of Internet Availability of Proxy Materials is first being mailed on or about May 15, 2009, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 25, 2009

        NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty Media Corporation (Liberty Media) to be held at 9:00 a.m., local time, on June 25, 2009, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, telephone (303) 925-0004, to consider and vote on:

  1.
  A proposal (the redesignation proposal) to approve the amendment and restatement of Liberty Media's charter to change the name of (i) the "Entertainment Group" to the "Starz Group" and (ii) the "Liberty Entertainment common stock" to the "Liberty Starz common stock" in connection with the split-off of a majority of the assets and liabilities of the Entertainment Group; to update the definition of the renamed Starz Group to reflect the composition of that group after giving effect to the split-off; and to update the definitions of the Capital Group and the Interactive Group to give effect to the change in the attribution of businesses to each of these groups since the effective date of Liberty Media's existing charter. We refer to the proposed changes to Liberty Media's charter as the redesignation.

  2.
  A proposal (the reverse split proposal) to authorize the amendment of Liberty Media's charter to effect a reverse stock split of (1) the outstanding shares of Series A Liberty Capital common stock at a ratio of one-for-three; (2) the outstanding shares of Series B Liberty Capital common stock at a ratio of one-for-three; (3) the outstanding shares of Series A Liberty Interactive common stock at a ratio of one-for-five; and (4) the outstanding shares of Series B Liberty Interactive common stock at a ratio of one-for-five (collectively, the reverse split);

  3.
  A proposal (the election of directors proposal) to re-elect Donne F. Fisher, Gregory B. Maffei, and M. LaVoy Robison to serve as Class II members of the Liberty Media board until the 2012 annual meeting of Liberty Media stockholders;

  4.
  A proposal (the auditors ratification proposal) to ratify the selection of KPMG LLP as Liberty Media's independent auditors for the fiscal year ending December 31, 2009; and

  5.
  Any other business as may properly come before the annual meeting.

        Liberty Media encourages you to read the accompanying proxy statement in its entirety before voting. The form of Liberty Media's proposed amended and restated charter (the Liberty Media restated charter) reflecting the redesignation is included as Annex A to this proxy statement. The form of charter amendment reflecting the reverse split is included as Annex B to this proxy statement.

        Holders of record of Liberty Media's Series A Liberty Capital common stock, par value $0.01 per share, Series B Liberty Capital common stock, par value $0.01 per share, Series A Liberty Interactive common stock, par value $0.01 per share, Series B Liberty Interactive common stock, par value $0.01 per share, Series A Liberty Entertainment common stock, par value $0.01 per share and Series B Liberty Entertainment common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on April 27, 2009, the record date for the annual meeting, will be

i

entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. The proposals described above require the following stockholder approvals:

  •
  Each of the redesignation proposal and the reverse split proposal requires the approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date, voting together as a single class.

  •
  The election of directors proposal requires a plurality of the affirmative votes of the shares of Liberty Media common stock outstanding on the record date that are voted in person or by proxy, voting together as a single class.

  •
  The auditor ratification proposal requires the approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date that are present in person or by proxy, voting together as a single class.

        The entire Liberty Media board of directors has carefully considered and approved each proposal and recommends that its stockholders vote "FOR" each of them.

        Votes may be cast in person or by proxy at the annual meeting or prior to the meeting by telephone or via the Internet.

        A list of stockholders entitled to vote at the annual meeting will be available at Liberty Media's offices in Englewood, Colorado for review by its stockholders for any purpose germane to the annual meeting, for at least 10 days prior to the annual meeting.

        YOUR VOTE IS IMPORTANT.    Liberty Media urges you to vote as soon as possible by telephone, Internet or mail.

By order of the board of directors,

Pamela L. Coe Vice President, Deputy General Counsel and Secretary

Englewood, Colorado
May 13, 2009

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE VIA THE INTERNET OR TELEPHONE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, REQUEST A PAPER PROXY CARD TO COMPLETE, SIGN AND RETURN BY MAIL.

QUESTIONS AND ANSWERS

        The questions and answers below highlight only selected information about the annual meeting and how to vote your shares. You should read carefully the entire proxy statement, including the Annexes to fully understand the proposals.

Q:
When and where is the annual meeting?

A:
The annual meeting will be held at 9:00 a.m., local time, on June 25, 2009 at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, telephone (303) 925-0004.

Q:
What is the record date for the annual meeting?

A:
The record date for the annual meeting is 5:00 p.m., New York City time, on April 27, 2009.

Q:
What is the purpose of the annual meeting?

A:
To consider and vote on each of the redesignation proposal, the reverse split proposal, the election of directors proposal, the auditors ratification proposal and any proposals to transact other business as may properly come before the annual meeting.

Q:
What stockholder vote is required to approve each of the proposals?

A:
Each of the redesignation proposal and the reverse split proposal requires the approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date, voting together as a single class. The election of directors proposal requires a plurality of the affirmative votes of the shares of Liberty Media common stock outstanding on the record date that are voted in person or by proxy, voting together as a single class. The auditor ratification proposal requires the approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date that are present in person or by proxy, voting together as a single class.

  As of 5:00 p.m., New York City time, on April 27, 2009, the record date for the annual meeting, Liberty Media's directors and executive officers beneficially owned approximately 38.3% of the total voting power of the outstanding shares of Liberty Media common stock. Liberty Media has been informed that all of its executive officers and directors intend to vote "FOR" each of the proposals.

Q:
How many votes do stockholders have?

A:
At the annual meeting:

•
holders of Series A Liberty Capital common stock (LCAPA) have one vote per share;

•
holders of Series B Liberty Capital common stock (LCAPB) have ten votes per share.

•
holders of Series A Liberty Interactive common stock (LINTA) have one vote per share;

•
holders of Series B Liberty Interactive common stock (LINTB) have ten votes per share.

•
holders of Series A Liberty Entertainment common stock (LMDIA) have one vote per share; and

•
holders of Series B Liberty Entertainment common stock (LMDIB) have ten votes per share.

  Only shares owned as of the record date are eligible to vote at the annual meeting.

Q:
Why is the redesignation proposal being voted on at this time?

A:
Changing the name of the "Entertainment Group" to "Starz Group" and "Liberty Entertainment common stock" to "Liberty Starz common stock" requires the approval of the holders of a majority of the aggregate voting power of the Liberty Capital, Liberty Interactive and Liberty Entertainment common stocks, voting together as a single class. By contrast, only holders of

  Liberty Entertainment common stock will vote on the split-off of Liberty Entertainment, Inc., which must occur before the redesignation can be implemented, as well as on certain matters relating to the previously announced business combination of LEI and DTVG. We expect to seek approval from the holders of Liberty Entertainment common stock for the split-off and the matters relating to the DTVG business combination during the third quarter of this year. Because the holders of Liberty Capital and Liberty Interactive common stocks will not vote on those matters, we are seeking approval of the redesignation proposal at this time.

Q:
What if the redesignation proposal is not approved?

A:
The current designations of the Entertainment Group and the Liberty Entertainment common stock would not change, and no corresponding amendments would be made to Liberty Media's charter. Liberty Media is not soliciting your vote with respect to the split-off or the DTVG business combination at this time, and a vote on the redesignation proposal is not a vote on the split-off or the DTVG business combination. The failure of the redesignation proposal to be approved would have no effect on the split-off or the proposed business combination transaction with DTVG. We anticipate holding a separate meeting later this year at which holders of Liberty Entertainment common stock would be asked to approve the split-off and the DTVG business combination.

Q:
What if the reverse split proposal is not approved?

A:
No charter amendment for the reverse split would be filed, and no outstanding shares of LCAPA, LCAPB, LINTA or LINTB would be subject to a reverse split.

Q:
What if the auditors ratification proposal is not approved?

A:
The Liberty Media board and its audit committee would consider it as a direction to select other auditors for the year ended December 31, 2009.

Q:
What do stockholders need to do to vote on the proposals?

A:
Holders of record of our common stock as of the record date may vote in person at the annual meeting. Alternatively, they may give a proxy by completing, signing, dating and returning a proxy card (if a paper proxy card has been requested by the holder), or by voting by telephone or over the Internet. Unless subsequently revoked, shares of Liberty Media common stock represented by a proxy submitted and received at or before the annual meeting will be voted in accordance with the instructions on the proxy. Instructions for voting by using the telephone or the Internet are printed on the Notice of Internet Availability of Proxy Materials being mailed to Liberty Media stockholders in accordance with the "Notice and Access" rules adopted by the Securities and Exchange Commission and on the printed proxy cards. If you receive the notice referenced above, you will not receive a printed copy of this proxy statement, including the Notice of Meeting, the proxy card or the annual report, unless you specifically request a copy.

  Stockholders who have shares registered in the name of a broker, bank or other nominee should follow the voting instructions provided by their broker, bank or other nominee in instructing them how to vote their shares. We recommend that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.

  If a proxy is properly submitted by a record holder without indicating any voting instructions, the shares of Liberty Media common stock represented by the proxy will be voted "FOR" the approval of each of the proposals.

Q:
If shares are held in "street name" by a broker, bank or other nominee, will the broker, bank or other nominee vote those shares for the beneficial owner on the proposals?

A:
If you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on the redesignation proposal or the reverse split proposal but they will be voted on the election of directors proposal and the auditors ratification proposal. Accordingly, your broker, bank or other nominee will vote your shares held in "street name" on the redesignation proposal and the reverse split proposal only if you provide instructions on how to vote. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on any proposal, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld with respect to any proposal, these shares are considered "broker non-votes" with respect to such proposal.

  Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum but will have no effect (if a quorum is present) on the election of directors proposal and the auditors ratification proposal. They will, however, count as a vote "AGAINST" the redesignation proposal and the reverse split proposal. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or when granting or revoking a proxy.

Q:
What if I do not vote on the proposals?

A:
If you fail to respond with a vote, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, but your failure to vote will have no effect on determining whether any of the proposals is approved (if a quorum is present) other than the redesignation proposal and the reverse split proposal. If you fail to respond with a vote, your shares will count as a vote "AGAINST" the redesignation proposal and the reverse split proposal. If you respond but do not indicate how you want to vote, your proxy will be counted as a vote "FOR" each of the proposals, as applicable.

Q:
What if I respond and indicate that I am abstaining from voting?

A:
If you respond and indicate that you are abstaining from voting, your proxy will have no effect on the election of directors proposal and will have the same effect as a vote "AGAINST" each of the redesignation proposal, the reverse split proposal and the auditors ratification proposal.

Q:
May stockholders change their vote after returning a proxy card or voting by telephone or over the Internet?

A:
Yes. Before the start of the annual meeting, stockholders who want to change their vote on any proposal may do so by telephone or over the Internet (if they originally voted by telephone or over the Internet), by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Liberty Media Corporation, c/o Computershare Trust Company, N.A., P.O. Box 43102, Providence, Rhode Island 02940.

  Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. Your attendance at the annual meeting will not, by itself, revoke your proxy. If your shares are held in an account by a broker, bank or other nominee who you previously contacted with voting instructions, you should contact your broker, bank or other nominee to change your vote.

Q:
What do I do if I have additional questions?

A:
If you have any questions prior to the annual meeting or if you would like copies of any document referred to or incorporated by reference in this document, please call Investor Relations at (720) 875-5408.

SUMMARY

        The following summary includes information contained elsewhere in this proxy statement. This summary does not contain all of the important information that you should consider before voting on the proposals. You should read the entire proxy statement, including the Annexes, carefully.

 General

        Liberty Media owns interests in a broad range of electronic retailing, media communications and entertainment businesses. Those interests are attributed to three tracking stock groups: (1) the Liberty Interactive Group, which includes Liberty Media's interests in QVC, Inc., Provide Commerce, Inc., Backcountry.com, Inc., BuySeasons, Inc., Bodybuilding.com, LLC, IAC/InterActiveCorp (IAC), Expedia, Inc., HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc., (2) the Liberty Entertainment Group, which includes Liberty Media's interests in The DIRECTV Group, Inc. (DTVG), Starz Entertainment, LLC, Game Show Network, LLC (GSN) and its subsidiary, FUN Technologies ULC (FUN), WildBlue Communications, Inc., Liberty Sports Holdings LLC (Liberty Sports) and PicksPal, Inc., and (3) the Liberty Capital Group, which includes all businesses, assets and liabilities not attributed to the Liberty Interactive Group or the Liberty Entertainment Group including subsidiaries Starz Media, LLC, Atlanta National League Baseball Club, Inc. and TruePosition, Inc., and minority equity investments in Time Warner Inc. and Sprint Nextel Corporation. Liberty Media has three tracking stocks: the Liberty Interactive common stock, the Liberty Entertainment common stock and the Liberty Capital common stock, which track the groups described above, respectively. A tracking stock is a type of common stock that the issuing company intends to reflect or "track" the economic performance of a particular business or "group," rather than the economic performance of the company as a whole. Each group has a separate collection of businesses, assets and liabilities attributed to it, but no group is a separate legal entity and, therefore, no group can own assets, issue securities or enter into legally binding agreements.

        Liberty Media's principal executive offices are located at 12300 Liberty Boulevard, Englewood, Colorado 80112. Liberty Media's main telephone number is (720) 875-5400 and its website is located at www.libertymedia.com. The information contained on any website referenced herein is not a part of this proxy statement.

Recent Developments

Split-Off

        Liberty Media previously announced its intention to split-off a majority of the assets and liabilities of the Entertainment Group, by redeeming 90% of the outstanding shares of Liberty Entertainment common stock for 100% of the outstanding shares of a wholly owned subsidiary of Liberty Media, Liberty Entertainment, Inc. (LEI), formed for the purpose of completing the split-off. At the time of the split-off, LEI would hold Liberty Media's 54% interest in DTVG, a 100% interest in Liberty Sports, a 65% interest in GSN and its wholly owned subsidiary FUN and cash and cash equivalents, together with $2 billion of indebtedness incurred in connection with Liberty Media's incremental acquisition of DTVG shares in April 2008. All of the businesses, assets and liabilities currently attributed to Liberty Media's Entertainment Group that are not held by LEI would remain with Liberty Media and continue to be attributed to the Entertainment Group. These assets consist primarily of a 100% interest in Starz Entertainment LLC and cash and cash equivalents.

        If the conditions to the split-off are satisfied or, if applicable, waived, on the date set by the Liberty Media board, Liberty Media would redeem (i) 0.9 of each outstanding share of Series A Liberty Entertainment common stock (LMDIA) for 0.9 of a share of LEI Series A common stock, with 0.1 of each share of LMDIA to remain outstanding as Liberty Entertainment common stock; and (ii) 0.9 of each outstanding share of Series B Liberty Entertainment common stock (LMDIB) for 0.9 of a share of LEI Series B common stock, with 0.1 of each share of LMDIB to remain outstanding as Liberty Entertainment common stock, subject, in each case, to the payment of cash in lieu of any fractional shares. By way of example, a holder of 100 shares of LMDIA would receive 90 shares of LEI Series A common stock in redemption for 90 shares of LMDIA and would retain the remaining 10 shares of LMDIA, while a holder of 100 shares of LMDIB would receive 90 shares of LEI Series B common stock in redemption for 90 shares of LMDIB and would retain the remaining 10 shares of LMDIB.

        The split-off is conditioned on, among other things, the requisite approval of the holders of Liberty Entertainment common stock in accordance with Liberty Media's charter (the split-off approval) and the receipt of regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel. The foregoing description of the split-off is provided for informational purposes only. Liberty Media is not soliciting your vote with respect to the split-off at this time, and a vote on the redesignation proposal is not a vote on the split-off. We anticipate that a separate meeting of the holders of Liberty Entertainment common stock will be held later this year at which the holders of Liberty Entertainment common stock will be asked to approve the split-off and the DTVG business combination.

DTVG Business Combination

        On May 3, 2009, Liberty Media and LEI entered into an Agreement and Plan of Merger with DTVG and the other parties named therein (the Merger Agreement), pursuant to which, after Liberty Media completes its previously announced split-off, LEI and DTVG will combine under a new parent company named DIRECTV. If the DTVG business combination is completed, (i) each outstanding share of Series A LEI common stock will be exchanged for 1.11111 shares of Class A common stock of DIRECTV; (ii) each share of Series B LEI common stock (other than those held by John C. Malone, Chairman of the Board of Liberty Media, his wife Leslie Malone and certain trusts in favor of their children, collectively the Malones) will be exchanged for 1.11111 shares of Class A common stock of DIRECTV; and (iii) in accordance with the Malone Agreement, each share of Series B LEI common stock held by the Malones will be exchanged for 1.11111 shares of Class B common stock of DIRECTV, in each case, subject to adjustment. Also, if the DTVG business combination is completed, each outstanding share of DTVG common stock will be exchanged for one share of Class A common stock of DIRECTV. Each share of DIRECTV Class A common stock will entitle the holder to one vote per share, and each share of DIRECTV Class B common stock will entitle the holder to 15 votes per share. The Malones have entered into a Voting and Right of First Refusal Agreement, dated as of May 3, 2009 (the Malone Agreement), pursuant to which, among other things, they have agreed to limit the voting power of their Class B shares of DIRECTV to 24% of the aggregate voting power of DIRECTV. The completion of the DTVG business combination is subject to, among other things, the receipt of the requisite stockholder approvals, regulatory approvals, certain private letter rulings from the IRS and opinions of tax counsel.

        Also in connection with the Merger Agreement, Liberty Media, DIRECTV, DTVG, LEI and subsidiaries of Liberty Media that directly hold the DTVG shares beneficially owned by Liberty Media entered into a Voting, Standstill, Non-Competition and Non-Solicitation Agreement, dated as of May 3, 2009 (the Voting Agreement), pursuant to which, Liberty Media has agreed to certain voting arrangements and standstill provisions with respect to the shares of DTVG common stock it controls as well as certain non-compete provisions. The Malone Agreement also provides for certain standstill provisions and transfer restrictions in favor of DTVG and DIRECTV.

        For more information regarding the Merger Agreement, the Malone Agreement, the Voting Agreement and certain related matters, see "Certain Relationships and Related Transactions—DTVG Business Combination" below.

        The foregoing description of the DTVG business combination is provided for informational purposes only. Liberty Media is not soliciting your vote with respect to the DTVG business combination at this time, and a vote on the redesignation proposal is not a vote on the DTVG business combination.

FUN/GSN Transactions

        On March 24, 2009, Liberty Media purchased from FUN, at the time a wholly owned subsidiary of Liberty Media, certain FUN subsidiaries that operated FUN's sports related businesses (FUN Sports) for $13.5 million, which amount was subsequently returned to Liberty Media as a capital distribution. In addition, in connection with the transactions with Sony Corporation (Sony) described below, FUN agreed to transfer to Liberty Media its ownership interests in two entities whose businesses are related to the acquired subsidiaries and certain related rights.

        On April 9, 2009, Liberty Media and Sony consummated a series of related transactions (the GSN/FUN Transactions) which restructured the ownership of FUN and GSN. Prior to the GSN/FUN Transactions, Liberty Media indirectly owned 50% and Sony indirectly owned the other 50% of GSN, and Liberty Media owned all of the outstanding capital stock of FUN. As a result of the GSN/FUN Transactions, (i) Liberty Media now indirectly owns 65% and Sony indirectly owns 35% of the outstanding ownership interests of GSN, and (ii) FUN is a direct wholly-owned subsidiary of GSN. Notwithstanding Liberty Media's increased equity interest in GSN, the existing governance arrangements between Liberty Media and Sony will remain in place. Pursuant to GSN's operating agreement, Liberty Media and Sony each have the right to designate half of the members of GSN's management committee. Also pursuant to the operating agreement, Liberty Media and Sony have agreed that direct transfers of their respective interests in GSN and certain indirect transfers that result in a change of control of the transferring party are subject to a right of first refusal in favor of the other, non-transferring member.

The Redesignation Proposal

        In connection with the split-off, the Liberty Media board has determined to seek the approval of the holders of Liberty Media common stock to amend and restate Liberty Media's charter to change the name of (i) the "Entertainment Group" to the "Starz Group" and (ii) the "Liberty Entertainment common stock" to the "Liberty Starz common stock;" to modify the definition of the renamed Starz Group to reflect the composition of that group after giving effect to the split-off; and to update the definitions of the Capital Group and the Interactive Group to give effect to the change in the attribution of businesses to each of these groups since the effective date of Liberty Media's existing charter. The implementation of the redesignation is subject to the completion of the split-off. The split-off is conditioned on the receipt of the split-off approval, regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel. The split-off is not conditioned on the satisfaction of the conditions to the DTVG business combination. The businesses, assets and liabilities that are currently attributed to each of Liberty Media's other two tracking stock groups, the Capital Group and the Interactive Group, would not change as a result of the split-off or the redesignation.

        The following summarizes selected terms of the redesignation. For more information, please see "Proposals of the Liberty Media Board—Part I: The Redesignation Proposal."

Redesignation	In the redesignation, Liberty Media's Entertainment Group would be redesignated as the Starz Group and shares of Liberty Entertainment common stock would be redesignated as shares of Liberty Starz common stock.

Redesignation Date	Subject to the satisfaction of the conditions to the redesignation, the redesignation will be completed upon the filing of the Liberty Media restated charter with the Secretary of State of the State of Delaware. The redesignation would occur immediately following the completion of the split-off.
Effect of the Redesignation
From and after the redesignation, all shares of Liberty Entertainment common stock owned by any holder of Liberty Entertainment common stock that are not redeemed will be redesignated as Liberty Starz common stock and will track the businesses, assets and liabilities of the newly redesignated Starz Group.

In connection with the split-off, Liberty Media will deliver or make available to all holders of certificated shares of Liberty Entertainment common stock, a letter of transmittal with which to surrender their certificates in exchange for new certificates representing the shares of LEI common stock to be issued to such holder in the split-off. Holders of certificated shares of Liberty Entertainment common stock who properly surrender their certificates with a duly completed letter of transmittal following the split-off will receive certificates of Liberty Starz common stock representing the portion of their Liberty Entertainment shares that were not redeemed in the split-off.

Holders of Liberty Entertainment shares held in book-entry form will not need to take any action in connection with the redesignation. Their accounts will automatically be credited with shares of Liberty Starz common stock following the completion of the split-off and the redesignation, based on the portion of the former Liberty Entertainment shares not redeemed in the split-off.
Conditions to the Redesignation	The completion of the redesignation is subject to the following conditions:
• the receipt of the requisite stockholder approval of the redesignation proposal at the annual meeting; and
• the completion of the split-off.

The split-off is conditioned on, among other things, the receipt of the split-off approval, regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel. The split-off is not conditioned on the satisfaction of the conditions to the DTVG business combination. Liberty Media is not soliciting your vote with respect to the split-off or the DTVG business combination at this time, and a vote on the redesignation proposal is not a vote on the split-off or the DTVG business combination. Only holders of Liberty Entertainment common stock will be solicited with respect to the approval of the split-off and the DTVG business combination.

Board Discretion Not to Implement the Redesignation	The Liberty Media board reserves the right to not implement the redesignation at any time before the filing of the Liberty Media restated charter. Although the Liberty Media board has no present plan or intention to not implement the redesignation if the conditions to its completion are satisfied, the Liberty Media board has determined to reserve this discretion in the event the occurrence of any unforeseeable event causes the redesignation to no longer fulfill the purposes of its implementation.
Reasons for the Redesignation
Prior to executing the Merger Agreement, the Liberty Media board determined to seek approval for the redesignation in an effort to avoid confusion in the markets following the completion of the split-off. Because analysts and others in the financial community know the businesses of Liberty Media's Entertainment Group as the "Liberty Entertainment" stock, the Liberty Media board believed that naming the new public company "Liberty Entertainment, Inc." would create a smoother transition to independent trading following the split-off. The execution of the Merger Agreement has not changed the Liberty Media board's desire to pursue the redesignation because the anchor asset of the remaining portion of the former Entertainment Group (after giving effect to the split-off and the DTVG business combination) will be Starz Entertainment LLC, which the Liberty Media board believes should be incorporated into the new name of the group and the related tracking stock. Further, the split-off may occur prior to the completion of the DTVG business combination, in which case, the Liberty Media board continues to be concerned with the potential for market confusion and believes the redesignation will minimize uncertainty in the marketplace regarding the composition of the remaining assets attributable to the Entertainment Group following the split-off.
Exchange Agent for the Shares	Computershare Trust Company, N.A., P.O. Box 43102, Providence, Rhode Island 02940.
Stock Exchange Listings
In connection with the split-off, LEI will apply to list its Series A common stock and Series B common stock on the Nasdaq Global Select Market under the same symbols as the Series A and Series B Liberty Entertainment common stock currently trade, "LMDIA" and "LMDIB", respectively. Liberty Media will concurrently apply to change the symbols of the redesignated Series A and Series B Liberty Starz common stock to "LSTZA" and "LSTZB", respectively. Liberty Media and LEI have been advised that, for a short period following the split-off, LEI's common stock may trade under temporary trading symbols, which will be announced by press release once available. If the split-off and the DTVG business combination occur on the same day, there will cease to be any trading under the symbols LMDIA and LMDIB following the closing.

Recommendation of the Liberty Media Board	The Liberty Media board has unanimously approved the redesignation proposal and unanimously recommends that you vote "FOR" the proposal.

The Reverse Split Proposal

        Pursuant to the reverse split proposal, Liberty Media's stockholders are being asked to approve an amendment to Liberty Media's charter to effect a reverse stock split of the outstanding shares of LCAPA, LCAPB, LINTA and LINTB.

        The following summarizes selected terms of the reverse split. For more information, please see "Proposals of the Liberty Media Board—Part II: The Reverse Split Proposal."

Reverse Split Ratios	Subject to the satisfaction of the conditions to the reverse split, the outstanding shares of LCAPA will be reverse split at a ratio of one-for-three, the outstanding shares of LCAPB will be reverse split at a ratio of one-for-three; the outstanding shares of LINTA will be reverse split at a ratio of one-for-five; and the outstanding shares of LINTB will be reverse split at a ratio of one-for-five.

As of March 31, 2009, there were outstanding (1) 89,874,323 LCAPA shares, (2) 6,024,724 LCAPB shares, (3) 566,724,594 LINTA shares, and (4) 29,402,423 LINTB shares (exclusive of any stock options or appreciation rights). Based on the number of such shares outstanding on March 31, 2009, LEI expects 29,958,107 shares of LCAPA, 2,008,241 shares of LCAPB, 113,344,918 shares of LINTA and 5,880,484 shares of LINTB to remain outstanding immediately following the reverse split.
Effective Time
The effective time of the reverse split will be determined by the Liberty Media board following the satisfaction of the conditions to the reverse split. The reverse split will be effective upon the filing of Liberty Media's charter amendment with the Secretary of State of the State of Delaware.
Effect of the Reverse Split
The reverse split would affect all of the holders of Liberty Interactive common stock and Liberty Capital common stock uniformly, except to the extent that the reverse split results in a holder receiving cash in lieu of a fractional share. This could reduce the number of small post-reverse split stockholders of LCAPA, LCAPB, LINTA or LINTB following the reverse split. See "—Treatment of Fractional Shares" below.
The other principal effects of the reverse split will be that:
• the number of outstanding shares of LCAPA, LCAPB, LINTA and LINTB will be reduced proportionately based on the applicable reverse split ratios;
•
the increase in the relative aggregate voting power of the Liberty Capital common stock and the Liberty Interactive common stock that would result from the completion of the split-off would be partially diluted as a result of the reverse split;

• if the split-off is abandoned, the relative aggregate voting power of the Liberty Capital common stock and the Liberty Interactive common stock would be significantly diluted as a result of the reverse split; and
•
the number of stockholders who own odd lots (less than 100 shares) will likely increase, and such odd lot holders may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

Liberty Media will deliver or make available to all holders of certificated Liberty Capital shares or Liberty Interactive shares, from and after the reverse split, a letter of transmittal with which to surrender their certificates in exchange for new certificates representing the shares of Liberty Capital common stock or Liberty Interactive common stock held by such surrendering holders following the reverse split.

Accounts holding shares of Liberty Capital common stock or Liberty Interactive common stock in book-entry form will be debited as of the effective time of the reverse split, and promptly thereafter credited with the applicable series and number of shares of Liberty Capital common stock or Liberty Interactive common stock. Holders of Liberty Capital shares or Liberty Interactive shares held in book-entry form will not need to take any action to receive their reverse split shares.
Treatment of Fractional Shares
Any holder which would otherwise receive a fraction of a share of Liberty Capital common stock or Liberty Interactive common stock in the reverse split will instead receive cash in an amount equal to the product of the applicable fraction multiplied by the closing stock price of the applicable series of common stock as reported on the Nasdaq Global Select Market on the first trading day following the effective time of the reverse split.
Conditions to the Reverse Split	The completion of the reverse split is subject to the following conditions:
• the receipt of the requisite stockholder approval of the reverse split proposal at the annual meeting; and
• the first to occur of the completion or abandonment of the split-off.
Board Discretion Not to Implement the Reverse Split
The Liberty Media board reserves the right to not implement the reverse split at any time prior to the filing of Liberty Media's charter amendment. Although the Liberty Media board has no present plan or intention to not implement the reverse split if the conditions to its completion are satisfied, the Liberty Media board has determined to reserve this discretion in the event the occurrence of any unforeseeable event causes the reverse split to no longer fulfill the purposes of its implementation.

Reasons for the Reverse Split	The Liberty Media board believes that reducing the number of the outstanding shares of LCAPA, LCAPB, LINTA and LINTB will proportionally increase the respective share prices of these tracking stocks, which will improve their marketability and liquidity and encourage interest and trading in these tracking stocks. Although no assurance can be given that the reverse split will cause the trading prices of these tracking stocks to initially increase proportionally, as expected, or to maintain the elevated pricing, the Liberty Media board believes the reverse split will benefit the holders of the Liberty Capital common stock and Liberty Interactive common stock.
Treatment of Outstanding Equity Awards
Concurrently with the effective time of the reverse split, the per share exercise price or base price of all outstanding options and stock appreciation rights with respect to any series of Liberty Capital common stock or Liberty Interactive common stock will be increased proportionately, and the number of shares of the applicable series of Liberty Capital common stock or Liberty Interactive common stock subject to such options or stock appreciation rights will be reduced proportionately, in each case, based on the applicable reverse split ratios. These adjustments will result in approximately the same aggregate exercise price or base price being required of the holder upon exercise of the applicable award, although the aggregate number of shares subject to such awards will have been reduced proportionately. Restricted shares of Liberty Capital common stock or Liberty Interactive common stock will be treated in the same manner as unrestricted outstanding shares of the applicable series of common stock in the reverse split.
Material U.S. Federal Income Tax Considerations of the Reverse Split
The reverse split is intended to qualify as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code. Provided the reverse split so qualifies, then except with respect to cash received in lieu of fractional shares, (i) no gain or loss will be recognized by a stockholder upon the exchange of pre-reverse split shares of Liberty Capital common stock for post-reverse split shares of Liberty Capital common stock, and (ii) no gain or loss will be recognized by a stockholder upon the exchange of pre-reverse split shares of Liberty Interactive common stock for post-reverse split shares of Liberty Interactive common stock.

The particular tax consequences of the reverse split to you will depend on the facts of your own situation. Please consult your tax advisors for a full description of the tax consequences of the reverse split to you.
No Appraisal Rights
Under the General Corporation Law of the State of Delaware, holders of Liberty Capital common stock and Liberty Interactive common stock will not have appraisal rights in connection with the reverse split.

Exchange Agent for the Shares	Computershare Trust Company, N.A., P.O. Box 43102, Providence, Rhode Island 02940.
Recommendation of the Liberty Media Board	The Liberty Media board has unanimously approved the reverse split proposal and unanimously recommends that you vote "FOR" the proposal.
No Assurance as to Trading Prices
There can be no assurance that following the reverse split the market price of any series of the Liberty Interactive common stock or Liberty Capital common stock will increase in proportion to the reduction in the number of shares of such common stock issued and outstanding before the reverse split. The total market capitalization of the Liberty Capital tracking stock and/or the Liberty Interactive tracking stock after the reverse split may be lower than either tracking stock group's total market capitalization before the reverse split for reasons unrelated to the reverse split.

The Annual Business Matter Proposals

        Additionally, you are being asked to (i) re-elect Donne F. Fisher, Gregory B. Maffei, and M. LaVoy Robison to serve as Class II members of the Liberty Media board until its 2012 annual meeting of stockholders pursuant to the election of directors proposal, and (ii) ratify the selection of KPMG LLP as Liberty Media's independent auditors for the fiscal year ending December 31, 2009 pursuant to the auditors ratification proposal.

        The Liberty Media board has unanimously approved the election of directors proposal and the auditors ratification proposal and unanimously recommends that you vote "FOR" each of these proposals.

THE ANNUAL MEETING

Notice and Access of Proxy Materials

        The SEC has adopted "Notice and Access" rules that allow companies to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to stockholders in lieu of a paper copy of the proxy statement and related materials, including the annual report (collectively, the proxy materials). Pursuant to these rules, it is anticipated that the Notice will first be mailed to our stockholders on or about May 15, 2009. The proxy materials, including the form of proxy, relating to the 2009 annual meeting of stockholders are first being made available to stockholders on or about May 15, 2009.

        The Notice will instruct you as to how you may access and review the information in the proxy materials and how you may submit your proxy by mail, over the Internet or by telephone. Alternatively, you may order a paper copy of the proxy materials at no charge by following the instructions provided in the Notice. If you receive a Notice, you will not receive a printed copy of the proxy materials, unless you specifically request a copy.

Electronic Delivery

        Stockholders can access the notice of annual meeting, proxy statement and annual report via our website at www.libertymedia.com or as directed in the Notice for voting via the website at www.proxyvote.com. For future stockholder meetings, registered stockholders may receive future notices, annual reports and proxy materials electronically. To sign up for electronic delivery, go to www.computershare.com/us/ecomms. You may also sign up when you vote by Internet at www.proxyvote.com and follow the prompts. Once you sign up, you will no longer receive a printed copy of the notices, annual reports and proxy materials, unless you request them. You may suspend electronic delivery of the notices, annual reports and proxy materials at any time by contacting our transfer agent, Computershare, phone: 888-218-4391 (outside the United States +1-781-575-3919). Stockholders who hold shares through bank, brokerage firm or other nominee may request electronic access by contacting their nominee.

Time, Place and Date

        The annual meeting of the stockholders is to be held at 9:00 a.m., local time, on June 25, 2009, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, telephone (303) 925-0004.

Purpose

        At the annual meeting, you will be asked to consider and vote on each of the following:

  •
  the redesignation proposal, which would allow the amendment and restatement of Liberty Media's charter to change the name of (i) the "Entertainment Group" to the "Starz Group" and (ii) the "Liberty Entertainment common stock" to the "Liberty Starz common stock" in connection with the split-off; to update the definition of the renamed Starz Group to reflect the composition of that group after giving effect to the split-off; and to update the definitions of the Capital Group and the Interactive Group to give effect to the change in the attribution of businesses to each of these groups since the effective date of Liberty Media's charter;

  •
  the reverse split proposal, which would authorize the amendment of Liberty Media's charter to effect a reverse stock split of (1) the outstanding shares of Series A Liberty Capital common stock at a ratio of one-for-three; (2) the outstanding shares of Series B Liberty Capital common stock at a ratio of one-for-three; (3) the outstanding shares of Series A Liberty Interactive common stock at a ratio of one-for-five; and (4) the outstanding shares of Series B Liberty Interactive common stock at a ratio of one-for-five;

  •
  the election of directors proposal, which would re-elect Donne F. Fisher, Gregory B. Maffei, and M. LaVoy Robison to serve as Class II members of the Liberty Media board until the 2012 annual meeting of Liberty Media stockholders;

  •
  the auditors ratification proposal, which would ratify the selection of KPMG LLP as Liberty Media's independent auditors for the fiscal year ending December 31, 2009; and

  •
  any other business as may properly come before the annual meeting.

        Please see "Proposals of the Liberty Media Board—Part I: The Redesignation Proposal" for more information regarding the redesignation proposal, including the redesignation. Please see "Proposals of the Liberty Media Board—Part II: The Reverse Split Proposal" for more information regarding the reverse split proposal, including the reverse split. Please see "Proposals of the Liberty Media Board—Part III: Annual Business Matter Proposals" for more information regarding the election of directors proposal and the auditor ratification proposal.

Quorum

        In order to carry on the business of the annual meeting, a quorum must be present. This means that at least a majority of the aggregate voting power represented by the shares of Liberty Media common stock outstanding on the record date, must be represented at the annual meeting either in person or by proxy. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on any proposal, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) nevertheless will be treated as present for purposes of determining the presence of a quorum. See "—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes" below.

Who May Vote

        Holders of shares of LCAPA, LCAPB, LINTA, LINTB, LMDIA and LMDIB, as recorded in Liberty Media's stock register as of 5:00 p.m., New York City time, on April 27, 2009 (such date and time, the record date for the annual meeting), may vote on each of the redesignation proposal, reverse split proposal, election of directors proposal and auditors ratification proposal at the annual meeting or at any adjournment or postponement thereof.

Votes Required

        Each of the redesignation proposal and the reverse split proposal requires the approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date, voting together as a single class. The election of directors proposal requires a plurality of the affirmative votes of the shares of Liberty Media common stock outstanding on the record date that are voted in person or by proxy, voting together as a single class. The auditor ratification proposal requires the approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date that are present in person or by proxy, voting together as a single class.

Votes You Have

        At the annual meeting:

  •
  holders of shares of LCAPA will have one vote per share;

  •
  holders of shares of LCAPB will have ten votes per share;

  •
  holders of shares of LINTA will have one vote per share;

  •
  holders of shares of LINTB will have ten votes per share;

  •
  holders of shares of LMDIA will have one vote per share; and

  •
  holders of shares of LMDIB will have ten votes per share;

in each case, for each share that Liberty Media's records show they owned as of the record date.

Shares Outstanding

        As of April 27, 2009, the record date for the annual meeting, an aggregate of 89,874,371 shares of LCAPA, 6,024,724 shares of LCAPB, 566,728,452 shares of LINTA, 29,398,683 shares of LINTB, 494,616,028 shares of LMDIA and 23,697,987 shares of LMDIB were issued and outstanding and entitled to vote at the annual meeting.

Number of Holders

        There were, as of the record date for the annual meeting, 2,205 and 125 record holders of LCAPA and LCAPB, respectively, 2,977 and 145 record holders of LINTA and LINTB, respectively and 2,353 and 126 record holders of LMDIA and LMDIB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).

Voting Procedures for Record Holders

        Holders of record of Liberty Media common stock as of the record date for the annual meeting may vote in person at the annual meeting. Alternatively, they may give a proxy by completing, signing, dating and returning a proxy card (if a paper proxy card has been requested by a holder), or by voting by telephone or through the Internet. Instructions for voting by using the telephone or the Internet are printed on the Notice and the proxy card. Unless subsequently revoked, shares of Liberty Media common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.

        YOUR VOTE IS IMPORTANT.    It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.

        If a proxy is properly submitted by a record holder without indicating any voting instructions, the shares of Liberty Media common stock represented by the proxy will be voted "FOR" the approval of each of the proposals, as applicable.

        If you submit a proxy which indicates that you are abstaining from voting, it will have no effect on the election of directors proposal and the same effect as a vote "AGAINST" each of the redesignation proposal, reverse split proposal and auditors ratification proposal.

        If you fail to respond with a vote, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, but your failure to vote will have no effect on determining whether any of the proposals is approved (if a quorum is present) other than the redesignation proposal and the reverse split proposal. If you fail to respond with a vote, your shares will count as a vote "AGAINST" the redesignation proposal and the reverse split proposal.

Voting Procedures for Shares Held in Street Name

        General.    If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares of Liberty Media common stock or when granting or revoking a proxy.

        Effect of Broker Non-Votes.    Broker non-votes are counted as shares of Liberty Media common stock present and entitled to vote for purposes of determining a quorum but will have no effect (if a quorum is present) on the election of directors proposal and the auditors ratification proposal. They will, however, count as a vote "AGAINST" the redesignation proposal and the reverse split proposal. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or when granting or revoking a proxy.

Revoking a Proxy

        Before the start of the annual meeting, you may change your vote by telephone or over the Internet (if you originally voted by telephone or over the Internet), by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Liberty Media Corporation, c/o Computershare Trust Company, N.A., P.O. Box 43102, Providence, Rhode Island 02940. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting.

        Your attendance at the annual meeting will not, by itself, revoke your proxy.

        If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote.

Solicitation of Proxies

        The proxy for the annual meeting is being solicited on behalf of the Liberty Media board. In addition to this mailing, Liberty Media's employees may solicit proxies personally or by telephone. Liberty Media pays the cost of soliciting these proxies. Liberty Media also reimburses brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

Other Matters to Be Voted on at the Annual Meeting

        The Liberty Media board is not currently aware of any business to be acted on at the annual meeting other than that which is described in this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons you choose as proxies will have discretion to vote or to act on these matters according to their best judgment, unless you indicate otherwise on your proxy. In the event there is a proposal to adjourn or postpone the annual meeting, the persons you choose as proxies will have discretion to vote on such proposal.

PROPOSALS OF THE LIBERTY MEDIA BOARD

        The following proposals will be presented at the annual meeting by the Liberty Media board of directors.

PART I: THE REDESIGNATION PROPOSAL

Redesignation

        The Liberty Media board has determined that, subject to the receipt of the requisite stockholder approval and certain other conditions, the designation of the "Entertainment Group" is to be changed to the "Starz Group" and the designation of "Liberty Entertainment common stock" is to be changed to "Liberty Starz common stock" and certain other conforming changes are to be made to the Liberty Media charter. The redesignation proposal is being submitted to Liberty Media stockholders in connection with the proposed, previously announced split-off of a majority of the assets and liabilities of the Entertainment Group. If the split-off is completed, Liberty Media would redeem a portion of the outstanding shares of Liberty Entertainment common stock for all of the outstanding shares of a newly formed, wholly owned subsidiary of Liberty Media, LEI, which would hold Liberty Media's 54% interest in DTVG, a 100% interest in Liberty Sports, a 65% interest in GSN and its wholly owned subsidiary FUN and cash and cash equivalents, together with $2 billion of indebtedness relating to Liberty Media's incremental acquisition of DTVG shares in April 2008. All of the businesses, assets and liabilities currently attributed to Liberty Media's Entertainment Group that are not held by LEI would remain with Liberty Media and continue to be attributed to the Entertainment Group. These assets consist primarily of a 100% interest in Starz Entertainment LLC and cash and cash equivalents. Accordingly, the Liberty Media board determined to seek the approval of the stockholders to change the name of this tracking stock group and the corresponding tracking stock. The implementation of the redesignation is subject to the completion of the split-off, which is conditioned on, among other things, the receipt of the split-off approval, regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel. The split-off is not conditioned on the satisfaction of the conditions to the DTVG business combination described below.

        Prior to executing the Merger Agreement, the Liberty Media board determined to seek approval of the redesignation proposal in an effort to avoid confusion in the markets following the completion of the split-off. Because analysts and others in the financial community know the businesses of Liberty Media's Entertainment Group as the "Liberty Entertainment" stock, the Liberty Media board believed that naming the new public company "Liberty Entertainment, Inc." would create a smoother transition to independent trading following the split-off. The execution of the Merger Agreement has not changed the Liberty Media board's desire to pursue the redesignation because the anchor asset of the remaining portion of the former Entertainment Group (after giving effect to the split-off and the DTVG business combination) will be Starz Entertainment, which the Liberty Media board believes should be included in the new name of the tracking stock group and the related tracking stock. Further, the split-off may occur prior to the completion of the DTVG business combination, in which case, the Liberty Media board continues to be concerned with the potential for market confusion and believes the redesignation will minimize uncertainty in the marketplace regarding the composition of the remaining assets attributed to the Entertainment Group following the split-off.

        Liberty Media also recently announced that it had entered into the Merger Agreement, pursuant to which, after Liberty Media completes its split-off, LEI and DTVG will combine under a new parent company named DIRECTV. If the DTVG business combination is completed, (i) each outstanding share of Series A LEI common stock will be exchanged for 1.11111 shares of Class A common stock of DIRECTV; (ii) each share of Series B LEI common stock (other than those held by the Malones) will be exchanged for 1.11111 shares of Class A common stock of DIRECTV; and (iii) in accordance with the Malone Agreement, each share of Series B LEI common stock held by the Malones will be exchanged for 1.11111 shares of Class B common stock of DIRECTV, in each case, subject to adjustment. Also, if the DTVG business combination is completed, each outstanding share of DTVG common stock will be exchanged for one share of Class A common stock of DIRECTV. Each share of DIRECTV Class A common stock will entitle the holder to one vote per share, and each share of DIRECTV Class B common stock will entitle the holder to 15 votes per share. The Malones have also entered into the Malone Agreement, pursuant to which, among other things, they have agreed to exercise not more than 24% of the aggregate voting power of DIRECTV. The completion of the DTVG business combination is subject to, among other things, the receipt of approvals of the holders of Liberty Entertainment common stock (other than the Malones, certain affiliated persons of the Malones and the directors and officers of Liberty Media) and the requisite approval of the holders of DTVG common stock (other than Liberty Media, the Malones and their respective affiliates and the directors and officers of Liberty Media) and the receipt of regulatory approvals, certain private letter rulings from the IRS and opinions of tax counsel. For more information regarding the Merger Agreement and certain related matters, see "Certain Relationships and Related Transactions—DTVG Business Combination" below.

Effective Time

        Subject to the satisfaction of the conditions to the redesignation, the redesignation would be completed upon the filing of the Liberty Media restated charter with the Secretary of State of the State of Delaware. The redesignation would occur immediately following the closing of the split-off.

Effect of Redesignation

        As a result of the redesignation, the shares of Liberty Entertainment common stock not redeemed in the split-off would be redesignated as shares of Liberty Starz common stock. The redesignated Liberty Starz common stock would track the businesses, assets and liabilities of the redesignated Starz Group, which would hold all of the business, assets and liabilities currently attributed to Liberty Media's Entertainment Group that are not held by LEI immediately following the split-off. These assets consist primarily of a 100% interest in Starz Entertainment LLC and cash and cash equivalents.

        In connection with the completion of the split-off, Liberty Media will deliver or make available to all holders of certificated shares of Liberty Entertainment common stock, a letter of transmittal with which to surrender their certificates in exchange for new certificates representing the shares of LEI common stock to be issued to such holder in the split-off. Holders of certificated shares of Liberty Entertainment common stock who properly surrender their certificates with a duly completed letter of transmittal (and any other documentation required thereby) following the split-off will receive certificates of Liberty Starz common stock representing the portion of their Liberty Entertainment shares that were not redeemed in the split-off.

        Holders of Liberty Entertainment shares held in book-entry form will not need to take any action in connection with the redesignation. Their accounts will automatically be credited with shares of Liberty Starz common stock following the completion of the redemption and the redesignation, based on the portion of the former Liberty Entertainment shares not redeemed in the split-off.

Conditions to the Redesignation

        The completion of the redesignation is subject to the following conditions:

  •
  the receipt of the requisite stockholder approval of the redesignation proposal at the annual meeting; and

  •
  the completion of the split-off.

        The split-off is conditioned on, among other things, the receipt of the split-off approval, regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel. The split-off is not conditioned on the completion of the DTVG business combination.

        Liberty Media is not soliciting your vote with respect to the split-off or the DTVG business combination at this time, and a vote on the redesignation proposal is not a vote on the split-off or the DTVG business combination. Only holders of Liberty Entertainment common stock will be solicited with respect to the approval of the split-off and the DTVG business combination.

Board Discretion Not to Implement the Redesignation

        The Liberty Media board reserves the right to not implement the redesignation at any time prior to the filing of the Liberty Media restated charter with the Secretary of State for the State of Delaware. Although the Liberty Media board has no present plan or intention to not implement the redesignation if the conditions to its completion are satisfied, the Liberty Media board has determined to reserve this discretion in the event the occurrence of any unforeseeable event causes the redesignation to no longer fulfill the purpose of its implementation.

Stock Exchange Listings

        In connection with the split-off, LEI will apply to list its Series A common stock and Series B common stock on the Nasdaq Global Select Market under the same symbols as the Series A and Series B Liberty Entertainment common stock currently trade, "LMDIA" and "LMDIB", respectively. Liberty Media will concurrently apply to change the symbol of the Series A and Series B Liberty Entertainment common stock that will remain outstanding following the split-off to "LSTZA" and "LSTZB." If approved, the redesignated shares of LSTZA and LSTZB would trade on the Nasdaq Global Select Market. Liberty Media and LEI have been advised that, for a short period following the split-off, LEI's common stock may trade under temporary trading symbols, which will be announced by press release once available. If the split-off and the DTVG business combination occur on the same day, there will cease to be any trading under the symbols LMDIA and LMDIB following the closing of the DTVG business combination.

Vote and Recommendation

        The approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date, voting together as a single class, is required to approve the redesignation approval.

        The Liberty Media board has unanimously approved the redesignation and unanimously recommends that you vote "FOR" the redesignation proposal.

PART II: REVERSE SPLIT PROPOSAL

General

        Pursuant to the reverse split, Liberty Media's charter would be amended to reverse split each outstanding share of LCAPA at a ratio of one-for-three, each outstanding share of LCAPB at a ratio of one-for-three, each outstanding share of LINTA at a ratio of one-for-five, and each outstanding share of LINTB at a ratio of one-for-five. For the reasons described below, the Liberty Media board has determined to submit the reverse split proposal for the approval of the Liberty Media stockholders.

Background and Reasons for the Reverse Split

        In light of the unprecedented decline in the trading prices of stocks in the U.S. capital markets generally and in the trading prices of the Liberty Capital common stock and the Liberty Interactive common stock, in particular, the Liberty Media board determined to seek stockholder approval to effect the reverse split. The reverse split would reduce the number of outstanding shares of LCAPA, LCAPB, LINTA and LINTB which is expected to proportionally increase the respective share prices of these tracking stocks. The Liberty Media board believes that the anticipated increase in stock price may improve the marketability and liquidity of the Liberty Capital common stock and the Liberty Interactive common stock, thereby encouraging interest and trading in these tracking stocks. The Liberty Media board believes that some institutional investors and investment funds may have been reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. Further, the Liberty Media board believes brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks, which may dissuade certain investors from purchasing lower-priced stocks. Although no assurance can be given that the reverse split will cause the trading prices of these tracking stocks to initially increase proportionally, as expected, or to maintain the elevated pricing, the Liberty Media board believes the reverse split will benefit the holders of the Liberty Capital common stock and Liberty Interactive common stock.

Board Discretion Not to Implement the Reverse Split

        The Liberty Media board reserves the right to elect not to proceed with the reverse split at any time prior to the effective time if it determines, in its sole discretion, that the proposal is no longer in the best interests of Liberty Media or its stockholders. For example, if the stock prices of the Liberty Capital common stock and Liberty Interactive common stock were to experience a strong rebound prior to the effective time, the Liberty Media board may decide that the reasons for the reverse split described above are no longer applicable.

Conditions to the Reverse Split

        The completion of the reverse split is subject to the following conditions:

  •
  the receipt of the requisite stockholder approval of the reverse split proposal at the annual meeting; and

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  the first to occur of the completion or abandonment of the split-off.

For additional information about the split-off and related transactions, see "Summary—Recent Developments" above.

Effective Time of the Reverse Split

        If the conditions to the reverse split are satisfied and the Liberty Media board determines to effect the reverse split, the reverse split will become effective at the time and on the date of the filing of the certificate of amendment to Liberty Media's charter. Once the Liberty Media board determines when to effect the reverse split, the effective time of the reverse split will be publicly announced within a reasonable period of time prior to such effective time.

Effect of the Reverse Split

        The reverse split would affect all of the holders of Liberty Capital common stock and Liberty Interactive common stock uniformly, except to the extent that the reverse split could result in any holder receiving cash in lieu of a fractional share. This could reduce the number of small post-reverse split stockholders of LCAPA, LCAPB, LINTA or LINTB following the reverse split. See "—Treatment of Fractional Shares" below.

        The other principal effects of the reverse split will be that:

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  the number of outstanding shares of LCAPA, LCAPB, LINTA and LINTB will be reduced proportionately based on the applicable reverse split ratios;

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  the increase in the relative aggregate voting power of the Liberty Capital common stock and the Liberty Interactive common stock that would result from the completion of the split-off would be partially diluted as a result of the reverse split;

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  if the split-off is abandoned, the relative aggregate voting power of the Liberty Capital common stock and the Liberty Interactive common stock would be significantly diluted as a result of the reverse split; and

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  the number of stockholders who own odd lots (less than 100 shares) will likely increase, and such odd lot holders may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

In addition, the fraction of a liquidation unit attributable to each share of LCAPA, LCAPB, LINTA and LINTB will be increased proportionately (i.e., by a factor of three for shares of LCAPA and LCAPB and by a factor of five for shares of LINTA and LINTB).

        Liberty Media will deliver or make available to all holders of certificated shares of Liberty Capital common stock or Liberty Interactive common stock, from and after the effective time of the reverse split, a letter of transmittal with which to surrender their certificates in exchange for new certificates representing the shares of Liberty Capital common stock or Liberty Interactive common stock held by such surrendering holders following the reverse split.

        Accounts holding shares of Liberty Capital common stock or Liberty Interactive common stock in book-entry form will be debited as of the effective time of the reverse split, and promptly thereafter credited with the applicable series and number of shares of Liberty Capital common stock or Liberty Interactive common stock. Holders of Liberty Capital shares or Liberty Interactive shares held in book-entry form will not need to take any action to receive their reverse split shares.

        As of the effective time of the reverse split, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described below under "—Treatment of Fractional Shares." You should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Treatment of Fractional Shares

        Any holder which would otherwise receive a fraction of a share of Liberty Capital common stock or Liberty Interactive common stock in the reverse split will instead receive cash in an amount equal to the product of the applicable fraction multiplied by the closing stock price of the applicable series of common stock as reported on the Nasdaq Global Select Market on the first trading day following the effective time of the reverse split.

        If you believe that you may not hold sufficient shares of LCAPA, LCAPB, LINTA or LINTB at the effective time of the reverse split to receive at least one share of the applicable series of tracking stock in the reverse split and you want to continue to hold at least one share of the applicable series of tracking stock following the reverse split, you may do so by either:

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  purchasing a sufficient number of the applicable series of tracking stock; or

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  if you have shares of the applicable series of tracking stock in more than one account, consolidating your accounts,

so that, in each case you hold a number of shares of LCAPA, LCAPB, LINTA or LINTB in a single account or by a single certificate prior to the effective time of the reverse split that would entitle you to receive at least one share of the applicable series of tracking stock on a post-reverse split basis. Shares of LCAPA, LCAPB, LINTA or LINTB held in registered form (that is, stock held by you in your own name in the stock register records maintained for Liberty Media by its transfer agent) and stock held in "street name" (that is, stock held by you through a bank, broker or other nominee) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse split.

Treatment of Outstanding Equity Awards

        Concurrently with the effective time of the reverse split, the per share exercise price or base price of all outstanding options and stock appreciation rights with respect to any series of Liberty Capital common stock or Liberty Interactive common stock will be increased proportionately, and the number of shares of the applicable series of Liberty Capital common stock or Liberty Interactive common stock subject to such options or stock appreciation rights will be reduced proportionately, in each case, based on the applicable reverse split ratios. These adjustments will result in approximately the same aggregate exercise price or base price being required of the holder upon exercise of the applicable award, although the aggregate number of shares subject to such awards will have been reduced proportionately. Restricted shares of Liberty Capital common stock or Liberty Interactive common stock will be treated in the same manner as unrestricted outstanding shares of the applicable series of common stock in the reverse split.

Accounting Consequences

        The par value per share of LCAPA, LCAPB, LINTA or LINTB will remain unchanged at $0.01 per share after the reverse split. As a result, at the effective time of the reverse split, the stated capital on Liberty Media's balance sheet attributable to LCAPA, LCAPB, LINTA or LINTB will be reduced proportionately based on the applicable reverse split ratios, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the reverse split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of LCAPA, LCAPB, LINTA or LINTB outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse split would be recast to give retroactive effect to the reverse split.

No Appraisal Rights

        Under the General Corporation Law of the State of Delaware, holders of Liberty Capital common stock and Liberty Interactive common stock will not have appraisal rights in connection with the reverse split.

 No Assurance as to Trading Prices

        There can be no assurance that following the reverse split the stock price of any series of Liberty Interactive common stock or Liberty Capital common stock will increase in proportion to the reduction in the number of shares of such stock issued and outstanding before the proposed reverse split.    There can be no assurance that following the reverse split the market price of any of the shares of LCAPA, LCAPB, LINTA or LINTB will increase in proportion to the reduction in the number of shares of such series of common stock issued and outstanding before the reverse split. The total market capitalization of the Liberty Capital tracking stock and/or the Liberty Interactive tracking stock after the reverse split may be lower than either tracking stock group's total market capitalization before the reverse split for reasons unrelated to the reverse split.

Material U.S. Federal Income Tax Consequences of the Reverse Split

        The following discussion is a summary of the material U.S. federal income tax consequences to holders of Liberty Capital common stock and Liberty Interactive common stock of the reverse split. This discussion is based upon the Code, Treasury regulations promulgated thereunder (the Treasury Regulations), administrative pronouncements and judicial decisions as of the date of this proxy statement, all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. In particular, Congress could enact legislation affecting the treatment of stock with characteristics similar to the Liberty Capital common stock and the Liberty Interactive common stock, or the Treasury Department could change the current law in future regulations, including regulations issued pursuant to its authority under Section 337(d) of the Code (granting the Treasury regulatory authority with respect to the proper tax treatment of corporate distributions of appreciated property to stockholders). Any future legislation, regulations, or other guidance could be enacted or promulgated so as to apply retroactively to the reverse split and the Liberty Capital common stock and Liberty Interactive common stock. Any such changes could affect the continuing validity of this discussion.

        This discussion addresses only those stockholders who hold their shares of Liberty Capital common stock and Liberty Interactive common stock as capital assets within the meaning of Section 1221 of the Code. This discussion is limited to the U.S. federal income tax consequences of the reverse split and does not purport to be a complete technical analysis or listing of all potential tax consequences that may be relevant to stockholders in light of their particular tax circumstances. Further, this discussion does not address holders of Liberty Media's stock who are subject to special treatment under U.S. federal income tax laws, such as:

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  tax-exempt organizations;

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  S corporations and other pass-through entities and owners thereof;

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  entities taxable as a partnership for U.S. federal income tax purposes and owners thereof;

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  insurance companies and other financial institutions;

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  mutual funds;

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  dealers in stocks and securities;

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  traders or investors in Liberty Capital common stock or Liberty Interactive common stock who elect the mark-to-market method of accounting for such stock;

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  stockholders who received Liberty Capital common stock or Liberty Interactive common stock from the exercise of employee stock options or otherwise as compensation;

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  stockholders who hold Liberty Capital common stock or Liberty Interactive common stock in a tax-qualified retirement plan, individual retirement account or other qualified savings account;

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  stockholders who hold their shares of Liberty Capital common stock or Liberty Interactive common stock as part of a hedge, straddle, or a constructive sale or conversion transaction or other risk reduction or integrated investment transaction; and

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  individuals who are not citizens or residents of the United States, foreign corporations and other foreign entities.

        This discussion also does not address the effect of any state, local or foreign tax laws that may apply or the application of the U.S. federal estate and gift tax or the alternative minimum tax. In addition, this discussion does not address the U.S. federal income tax consequences of the reverse split to holders of options, warrants or other rights to acquire shares of Liberty Capital common stock or Liberty Interactive common stock.

        Stockholders should consult their own tax advisors regarding the application of the U.S. federal income tax laws to their particular situation, as well as the applicability of any U.S. federal estate and gift, state, local or foreign tax laws to which they may be subject.

Tax Implications of the Reverse Split

        Subject to the discussion below under "—No IRS Ruling Will be Requested with Respect to the Reverse Split," the reverse split will qualify as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code. As a result:

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  except with respect to cash received instead of fractional shares, no gain or loss will be recognized by a stockholder upon the exchange of pre-reverse split shares of Liberty Capital common stock for post-reverse split shares of Liberty Capital common stock;

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  except with respect to cash received instead of fractional shares, no gain or loss will be recognized by a stockholder upon the exchange of pre-reverse split shares of Liberty Interactive common stock for post-reverse split shares of Liberty Interactive common stock;

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  a stockholder's aggregate basis in post-reverse split shares of a series of Liberty Capital common stock, including any fractional share of such series of Liberty Capital common stock deemed received, will be the same as the aggregate tax basis of the pre-reverse split shares of the corresponding series of Liberty Capital common stock surrendered in exchange therefor;

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  a stockholder's aggregate basis in post-reverse split shares of a series of Liberty Interactive common stock, including any fractional share of such series of Liberty Interactive common stock deemed received, will be the same as the aggregate tax basis of the pre-reverse split shares of the corresponding series of Liberty Interactive common stock surrendered in exchange therefor;

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  a stockholder's holding period in post-reverse split shares of a series of Liberty Capital common stock will include the holding period of the stockholder's pre-reverse split shares of the corresponding series of Liberty Capital common stock surrendered in exchange therefor; and

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  a stockholder's holding period in post-reverse split shares of a series of Liberty Interactive common stock will include the holding period of the stockholder's pre-reverse split shares of the corresponding series of Liberty Interactive common stock surrendered in exchange therefor.

        Special considerations apply to stockholders that have acquired different blocks of a series of Liberty Capital common stock or Liberty Interactive common stock at different times or at different prices, or otherwise have varying holding periods and bases with respect to different blocks of a series of Liberty Capital common stock or Liberty Interactive common stock. Such stockholders should consult their tax advisors regarding the allocation of their aggregate basis among and their holding period of post-reverse split shares of Liberty Capital common stock and Liberty Interactive common stock received in the reverse split.

        If a stockholder receives cash instead of a fractional share of a series of Liberty Capital common stock or Liberty Interactive common stock in the reverse split, such holder will be treated as having received such fractional share in the reverse split and then as having sold such fractional share for the cash received. This sale will generally result in the recognition of gain or loss for U.S. federal income tax purposes, measured by the difference between the amount of cash received for such fractional share and such holder's tax basis in such fractional share (determined as described above), which gain or loss will be capital gain or loss.

        If a holder of Liberty Capital common stock or Liberty Interactive common stock owns at least 5% (by vote or value) of the total outstanding stock of Liberty Media immediately before the reverse split, such stockholder will be required to file with the stockholder's U.S. federal income tax return for the taxable year in which the reverse split occurs a statement setting forth certain information relating to the reverse split, including the date of the reverse split, the fair market value and basis of the stockholder's shares of Liberty Capital common stock and Liberty Interactive common stock immediately before the reverse split, and Liberty Media's employer identification number.

No IRS Ruling Will be Requested with Respect to the Reverse Split

        Although Liberty Media intends to obtain an opinion of its counsel with respect to the U.S. federal income tax consequences of the reverse split, Liberty Media has not sought any ruling from the IRS, and does not intend to seek any ruling, relating to the reverse split. The IRS has announced that it will not issue advance rulings on the characterization of instruments similar to the Liberty Capital common stock and the Liberty Interactive common stock that have certain voting and liquidation rights in an issuing corporation, but whose dividend rights are determined by reference to the earnings and profits of a segregated portion of the issuing corporation's assets.

        Opinions of counsel are not equivalent to rulings from the IRS and could be challenged by the IRS. In addition, there are no Code provisions, Treasury Regulations, court decisions or published rulings of the IRS bearing directly on the tax effects of the issuance and characterization of stock with characteristics similar to the Liberty Capital common stock and the Liberty Interactive common stock. Therefore, the tax treatment of the reverse split is subject to some uncertainty.

        In view of the absence of authorities directly on point or a private letter ruling from the IRS related to the reverse split, there is a risk that the IRS could successfully assert that the issuance of post-reverse split shares of Liberty Capital common stock or Liberty Interactive common stock in the reverse split is treated as a fully taxable transaction. In such a case, holders of Liberty Capital common stock and/or Liberty Interactive common stock could recognize income, gain or loss with respect to their shares of Liberty Capital common stock and Liberty Interactive common stock held immediately prior to the reverse split.

Backup Withholding

        Payments of cash in lieu of a fractional share of any series of Liberty Capital common stock or Liberty Interactive common stock that are made pursuant to the reverse split may, under certain circumstances, be subject to backup withholding, unless a holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against the holder's U.S. federal income tax liability, provided that the holder furnishes the required information to the IRS.

 Vote and Recommendation

        The approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date, voting together as a single class, is required to approve the reverse split proposal.

        The Liberty Media board has unanimously approved the reverse split and unanimously recommends that you vote "FOR" the reverse split proposal.

PART III: ANNUAL BUSINESS MATTER PROPOSALS

THE ELECTION OF DIRECTORS PROPOSAL

Board of Directors

        Liberty Media board of directors currently consists of nine directors, divided among three classes. Liberty Media's Class II directors, whose term will expire at the annual meeting, are Donne F. Fisher, Gregory B. Maffei and M. LaVoy Robison. These directors are nominated for re-election to the Liberty Media board to continue to serve as Class II directors, and Liberty Media has been informed that each of Messrs. Fisher, Maffei and Robison are willing to continue to serve as directors of Liberty Media. The term of the Class II directors who are elected at the annual meeting will expire at the annual meeting of Liberty Media's stockholders in the year 2012. Liberty Media's Class I directors, whose term will expire at the annual meeting of its stockholders in the year 2011, are Evan D. Malone, David E. Rapley and Larry E. Romrell. Liberty Media's Class III directors, whose term will expire at the annual meeting of its stockholders in the year 2010, are Robert R. Bennett, Paul A. Gould and John C. Malone.

        If any nominee should decline re-election or should become unable to serve as a director of Liberty Media for any reason before re-election, votes will be cast for a substitute nominee, if any, designated by the board of directors, or, if none is so designated prior to the election, votes will be cast according to the judgment of the person or persons voting the proxy.

        The following lists the three nominees for re-election as directors and the six directors of Liberty Media whose term of office will continue after the annual meeting, including the age of each person, the positions with the company or principal occupation of each person, certain other directorships held and the year each person became a director of the company. The number of shares of Liberty Media common stock beneficially owned by each director, as of March 31, 2009, is set forth in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

Nominees for Election as Directors

        Donne F. Fisher:    Age: 70. A director of Liberty Media since May 2006. A director of Liberty Media's predecessor (Old Liberty) from October 2001 to May 2006. Mr. Fisher has served as President of Fisher Capital Partners, Ltd., a venture capital partnership, since December 1991. Mr. Fisher served as Executive Vice President of TCI from January 1994 to January 1996 and served as a consultant to TCI, including its successors AT&T Broadband LLC and Comcast Corporation, from 1996 to December 2005.

        Gregory B. Maffei:    Age: 48. Chief Executive Officer, President and a director of Liberty Media since March 2006. Chief Executive Officer and President of Old Liberty since February 2006 and a director of Old Liberty from November 2005 to May 2006. CEO-Elect of Old Liberty from November 2005 through February 2006. Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation from June 2005 until November 2005. Mr. Maffei served as Chairman and Chief Executive Officer of 360networks Corporation from January 2000 until June 2005. Previously, Mr. Maffei was Chief Financial Officer of Microsoft Corporation and Chairman of the Board of Expedia, Inc. Mr. Maffei serves as a director of Electronic Arts, Inc., DTVG and Sirius XM Radio, Inc. (Sirius).

        M. LaVoy Robison:    Age: 73. A director of Liberty Media since May 2006. A director of Old Liberty from June 2003 to May 2006. Mr. Robison has been executive director and a board member of The Anschutz Foundation (a private foundation) since January 1998. Mr. Robison is a director and member of the audit committee of Discovery Communications, Inc. (Discovery).

 Directors Whose Term Expires in 2010

        Robert R. Bennett:    Age: 51. A director of Liberty Media since May 2006. A director of Old Liberty from September 1994 to May 2006. Chief Executive Officer of Old Liberty from April 1997 to August 2005. President of Old Liberty from April 1997 to February 2006. Previously, Mr. Bennett held various executive positions with Old Liberty since its inception in 1994. Mr. Bennett is a director of Discovery and Sprint Nextel Corporation.

        Paul A. Gould:    Age: 63. A director of Liberty Media since May 2006. A director of Old Liberty from March 1999 to May 2006. Mr. Gould has been a Managing Director of Allen & Company LLC, an investment banking services company, for more than the last five years. Mr. Gould is a director of Ampco-Pittsburgh Corporation, Liberty Global, Inc. (LGI) and Discovery.

        John C. Malone:    Age: 68. Chairman of the Board and a director of Liberty Media company since March 2006. Chairman of the Board and a director of Old Liberty from 1994 to May 2006. Chief Executive Officer of Old Liberty from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of TCI from November 1996 to March 1999; and Chief Executive Officer of TCI from January 1994 to March 1997. Mr. Malone is Chairman of the Board of LGI, Chairman of the Board of DTVG and a director of Discovery, IAC, Expedia, Inc. and Sirius.

Directors Whose Term Expires in 2011

        David E. Rapley:    Age: 67. A director of Liberty Media since May 2006. A director of Old Liberty from July 2002 to May 2006, having previously served as a director of Old Liberty during 1994. Mr. Rapley has served as President of Rapley Consulting, Inc. since 2002. Mr. Rapley served as Executive Vice President of Engineering of VECO Corp. Alaska from January 1998 to December 2001. Mr. Rapley is a director of LGI.

        Larry E. Romrell:    Age: 69. A director of Liberty Media since May 2006. A director of Old Liberty from March 1999 to May 2006. Mr. Romrell served as an Executive Vice President of TCI from January 1994 to March 1999. Mr. Romrell is a director of LGI.

        Evan D. Malone:    Age: 38. A director of Liberty Media since August 2008. Dr. Malone has been an engineering consultant for more than the past five years. Since January 2008, Dr. Malone has served as the owner and manager of a real estate property and management company, 1525 South Street LLC. During 2008, Dr. Malone also served as a post-doctoral research assistant at Cornell University and an engineering consultant with Rich Food Products, a food processing company. Dr. Malone has served as co-owner and director of Drive Passion PC Services, CC, an Internet café, telecommunications and document services company, in South Africa since 2007 and served as an applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S, Department of Energy, from 1999 until 2001.

Vote and Recommendation

        A plurality of the affirmative votes of the shares of Liberty Media common stock outstanding on the record date, that are voted in person or by proxy, voting together as a single class, is required to re-elect Messrs Fisher, Maffei and Robison as Class II members of the Liberty Media board.

        The Liberty Media board unanimously recommends a vote "FOR" the election of each nominee to its board of directors.

THE AUDITORS RATIFICATION PROPOSAL

        Liberty Media is asking its stockholders to ratify the selection of KPMG LLP as its independent auditors for the fiscal year ending December 31, 2009.

        Even if the selection of KPMG LLP is ratified, the audit committee of the Liberty Media board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if Liberty Media's audit committee determines that such a change would be in the best interests of Liberty Media and its stockholders. In the event Liberty Media's stockholders fail to ratify the selection of KPMG LLP, Liberty Media's audit committee will consider it as a direction to select other auditors for the year ending December 31, 2009.

        A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Audit Fees and All Other Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Liberty Media's consolidated financial statements for 2008 and 2007, and fees billed for other services rendered by KPMG LLP:

	2008	2007
Audit fees	$5,466,000	6,016,000
Audit related fees(1)	370,000	236,000

Audit and audit related fees	5,836,000	6,252,000
Tax fees(2)	1,056,000	1,914,000

Total fees	$6,892,000	8,166,000

    (1)
    Audit related fees consist of professional consultations with respect to accounting issues affecting Liberty Media's financial statements, reviews of registration statements and issuance of consents, due diligence related to potential business combinations and audits of financial statements of certain employee benefits plans.

    (2)
    Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

        Liberty Media's audit committee has considered whether the provision of services by KPMG LLP to Liberty Media other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        On May 5, 2006, Liberty Media's audit committee adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor. This policy was amended and restated by the audit committee on May 5, 2009. Pursuant to this policy, Liberty Media's audit committee has approved the engagement of its independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):

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  audit services as specified in the policy, including (i) financial audits of Liberty Media and its subsidiaries, (ii) services associated with Liberty Media's periodic reports, registration statements and other documents filed or issued in connection with a securities offering (including comfort letters and consents), (iii) attestations of Liberty Media management's reports on internal controls and (iv) consultations with management as to accounting or reporting of transactions;

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  audit related services as specified in the policy, including (i) due diligence services, (ii) financial audits of employee benefit plans, (iii) attestation services not required by statute or regulation, (iv) certain audits incremental to the audit of Liberty Media's consolidated financial statements, and (v) closing balance sheet audits related to dispositions; and

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  tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

        Notwithstanding the foregoing general pre-approval, any individual project (major project) involving the provision of pre-approved services that is expected to result in fees in excess of $100,000 requires the specific pre-approval of Liberty Media's audit committee. In addition, when fees for any pre-approved services charged by any independent auditor reach $500,000 (not including fees associated with any approved major project), Liberty Media's audit committee shall review a summary of such fees prepared by the Senior Vice President and Controller and, thereafter, may reset such $500,000 limitation. Any engagement of Liberty Media's independent auditors for services other than the pre-approved services requires the specific approval of Liberty Media's audit committee. Liberty Media's audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Donne F. Fisher currently serves as the chairman of Liberty Media's audit committee.

        Liberty Media's pre-approval policy prohibits the engagement of its independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

        All services provided by Liberty Media's independent auditor during 2008 were approved in accordance with the terms of the policy.

Vote and Recommendation

        The approval of a majority of the aggregate voting power of the shares of Liberty Media common stock outstanding on the record date that are present in person or by proxy, voting together as a single class, is required to approve the auditors ratification proposal.

        The Liberty Media board unanimously recommends a vote "FOR" the auditors ratification proposal.

CONCERNING MANAGEMENT OF LIBERTY MEDIA

Executive Officers

        The following lists the executive officers of Liberty Media (other than Gregory B. Maffei, Liberty Media's President and Chief Executive Officer, and John C. Malone, Liberty Media's Chairman of the Board, who also serve as directors of Liberty Media and who are listed under "Proposals of the Liberty Media Board—Part III: Annual Business Matter Proposals—The Election of Directors Proposal"), their ages and a description of their business experience, including positions held with Liberty Media.

Name	Positions
Charles Y. Tanabe Age: 57	Executive Vice President of Liberty Media since January 2007, a Senior Vice President of Liberty Media from March 2006 to December 2006, the General Counsel of Liberty Media since March 2006 and the Secretary of Liberty Media from March 2006 to December 2007. Executive Vice President of Old Liberty since January 2007, a Senior Vice President of Old Liberty from January 1999 to December 2006, the Secretary of Old Liberty from April 2001 to March 2008 and the General Counsel of Old Liberty since January 1999.
David J.A. Flowers Age: 54
A Senior Vice President and the Treasurer of Liberty Media since March 2006. A Senior Vice President of Old Liberty since October 2000 and Treasurer of Old Liberty since April 1997. Mr. Flowers served as a Vice President of Old Liberty from June 1995 to October 2000. Mr. Flowers is a director of the Interval Leisure Group, Inc. and Sirius.
Albert E. Rosenthaler Age: 49	A Senior Vice President of Liberty Media since March 2006. A Senior Vice President of Old Liberty since April 2002.
Christopher W. Shean Age: 43
A Senior Vice President and the Controller of Liberty Media since March 2006. A Senior Vice President of Old Liberty since January 2002 and Controller of Old Liberty since October 2000. Mr. Shean served as a Vice President of Old Liberty from October 2000 to January 2002.

        Liberty Media's executive officers will serve in such capacities until the next annual meeting of the Liberty Media board, or until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of Liberty Media's executive officers or directors, by blood, marriage or adoption, other than Dr. Evan D. Malone who is the son of John C. Malone.

        During the past five years, none of the above persons has had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires Liberty Media's executive officers and directors, and persons who own more than ten percent of a registered class of Liberty Media's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish Liberty Media with copies of all Section 16 forms they file.

        Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to Liberty Media during its most recent fiscal year, or written representations that no Forms 5 were required, Liberty Media believes that, during the year ended December 31, 2008, all

Section 16(a) filing requirements applicable to Liberty Media's officers, directors and greater than ten-percent beneficial owners were met.

Code of Ethics

        Liberty Media has adopted a code of ethics that applies to all of its employees, directors and officers, which constitutes Liberty Media's "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act. Liberty Media's code of ethics is available on its website at www.libertymedia.com.

Director Independence

        It is Liberty Media's policy that a majority of the members of its board of directors be independent of its management. For a director to be deemed independent, the Liberty Media board must affirmatively determine that the director has no direct or indirect material relationship with Liberty Media. To assist the Liberty Media board in determining which of its directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of the Liberty Media board follows the Corporate Governance Rules of The Nasdaq Stock Market on the criteria for director independence.

        The Liberty Media board has determined that each of Donne F. Fisher, Paul A. Gould, David E. Rapley, M. LaVoy Robison and Larry E. Romrell qualifies as an independent director of the company. In the process of making this determination, the Liberty Media board considered the engagement during 2008 by Provide Commerce, a wholly owned subsidiary of Liberty Media, of an advertising placement company owned and operated by Mr. Gould's son and daughter with respect to an arms'-length commercial relationship in the ordinary course of their respective businesses. This company was recommended to Provide Commerce by an unrelated third party.

Committees of the Board of Directors

Executive Committee

        The Liberty Media board has established an executive committee, whose chairman is John C. Malone and whose other members are Paul A. Gould and Gregory B. Maffei. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of the Liberty Media board in the management of Liberty Media's business and affairs, including the power and authority to authorize the issuance of shares of Liberty Media capital stock.

Compensation Committee

        The Liberty Media board has established a compensation committee, whose chairman is Paul A. Gould and whose other members are Donne F. Fisher, David E. Rapley, M. LaVoy Robison and Larry E. Romrell. See "—Director Independence" above.

        The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of Liberty Media's chief executive officer and its other executive officers. The compensation committee also reviews and approves the compensation of all officers of Liberty Media at the level of senior vice president or above, including Liberty Media's chief executive officer. For a description of Liberty Media's processes and policies for consideration and determination of executive and director compensation, including the role of Liberty Media's Chief Executive Officer and outside consultants in determining or recommending amounts and/or forms of compensation, see "Executive Compensation—Compensation Discussion and Analysis."

        The Liberty Media board has adopted a written charter for the compensation committee, which is available on its website at www.libertymedia.com.

Compensation Committee Report

        The compensation committee has reviewed and discussed with Liberty Media's management the "Compensation Discussion and Analysis" included under "Executive Compensation" below. Based on such review and discussions, the compensation committee recommended to the Liberty Media board that the "Compensation Discussion and Analysis" be included in this proxy statement.

Submitted by the Members of the Compensation Committee of Liberty Media

Paul A. Gould
Donne F. Fisher
David E. Rapley
M. LaVoy Robison
Larry E. Romrell

Compensation Committee Interlocks and Insider Participation

        No member of Liberty Media's compensation committee is or has been an officer or employee of Liberty Media, or has engaged in any related party transaction in which Liberty Media was a participant.

Incentive Plan Committee

        The Liberty Media board has also established an incentive plan committee, which is a subcommittee of Liberty Media's compensation committee. The members of the incentive plan committee are Donne F. Fisher and Paul A. Gould. The compensation committee has delegated to the incentive plan committee the authority to administer Liberty Media's employee incentive plans.

Nominating and Corporate Governance Committee

        The Liberty Media board has established a nominating and corporate governance committee, whose members are Donne F. Fisher, Paul A. Gould, David E. Rapley, M. LaVoy Robison and Larry E. Romrell. See "—Director Independence" above.

        The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by the Liberty Media board from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to Liberty Media and oversees its board and management.

        The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such nominations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Nominating and Corporate Governance Committee, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with Liberty Media's bylaws, as discussed under "Stockholder Proposals" below, and contain the following information:

  •
  the proposing stockholder's name and address and documentation indicating the number of shares of Liberty Media common stock beneficially owned by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

  •
  the candidate's name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate's qualifications, as described below;

  •
  a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of the Liberty Media board;

  •
  any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

  •
  a representation as to whether the proposing stockholder intends to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

  •
  a representation that the proposing stockholder intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election; and

  •
  a signed consent of the candidate to serve as a director, if nominated and elected.

        In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.

        To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. However, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of Liberty Media's stockholders. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:

  •
  independence from management;

  •
  education and professional background;

  •
  judgment, skill, integrity and reputation;

  •
  existing commitments to other businesses as a director, executive or owner;

  •
  personal conflicts of interest, if any; and

  •
  the size and composition of the existing board of directors.

        When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to the Liberty Media board of directors, it may recommend to the full board that candidate's nomination and election.

        Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director's past attendance at, and participation in, meetings of the board of directors and its committees and the director's formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.

        The members of Liberty Media's nominating and corporate governance committee have determined that Messrs. Fisher, Maffei and Robison, who are nominated for re-election at the annual meeting, continue to be qualified to serve as directors of Liberty Media and such nomination was approved by the entire board of directors.

        The Liberty Media board has adopted a written charter for the nominating and corporate governance committee. The Liberty Media board has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on Liberty Media's website at www.libertymedia.com.

Audit Committee

        The Liberty Media board has established an audit committee, whose chairman is Donne F. Fisher and whose other members are Paul A. Gould, David E. Rapley and M. LaVoy Robison. See "—Director Independence" above.

        The Liberty Media board has determined that Mr. Robison is an "audit committee financial expert" under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of Liberty Media. The committee's functions include, among other things:

  •
  appointing or replacing Liberty Media's independent auditors;

  •
  reviewing and approving in advance the scope and the fees of Liberty Media's annual audit and reviewing the results of Liberty Media's audits with its independent auditors;

  •
  reviewing and approving in advance the scope and the fees of non-audit services of Liberty Media's independent auditors;

  •
  reviewing compliance with and the adequacy of Liberty Media's existing major accounting and financial reporting policies;

  •
  reviewing Liberty Media's management's procedures and policies relating to the adequacy of Liberty Media's internal accounting controls and compliance with applicable laws relating to accounting practices;

  •
  reviewing compliance with applicable SEC and stock exchange rules regarding audit committees; and

  •
  preparing a report for Liberty Media's annual proxy statement.

        The Liberty Media board has adopted a written charter for the audit committee, which is available on its website at www.libertymedia.com.

Audit Committee Report

        Each member of the audit committee is an independent director as determined by the Liberty Media board, based on the listing standards of The Nasdaq Stock Market. Each member of the audit committee also satisfies the SEC's independence requirements for members of audit committees. M. LaVoy Robison is the company's "audit committee financial expert" under applicable SEC rules and regulations.

        The audit committee reviews Liberty Media's financial reporting process on behalf of its board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Liberty Media's independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of Liberty Media's audited consolidated financial statements with U.S. generally accepted accounting principles.

Liberty Media's independent auditor also expresses its opinion as to the effectiveness of Liberty Media's internal control over financial reporting.

        Liberty Media's audit committee has reviewed and discussed with management and KPMG Liberty Media's most recent audited consolidated financial statements, as well as management's assessment of the effectiveness of Liberty Media's internal control over financial reporting and KPMG's evaluation of the effectiveness of Liberty Media's internal control over financial reporting. Liberty Media's audit committee has also discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications With Audit Committees, plus the additional matters required to be discussed by the Statement on Auditing Standards No. 114, The Auditor's Communication with Those Charged with Governance, as modified or supplemented, including that firm's judgment about the quality of Liberty Media's accounting principles, as applied in its financial reporting.

        KPMG has provided Liberty Media's audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with the audit committee concerning independence, and the audit committee has discussed with KPMG that firm's independence from Liberty Media and its subsidiaries.

        Based on the reviews, discussions and other considerations referred to above, Liberty Media's audit committee recommended to its board of directors that the audited financial statements be included in Liberty Media's Annual Report on Form 10-K for the year ended December 31, 2008, which was filed on February 27, 2009 with the SEC as amended by Amendment No. 1 to the Form 10-K filed on April 29, 2009.

Submitted by the Members of the Audit Committee of Liberty Media

Donne F. Fisher
Paul A. Gould
David E. Rapley
M. LaVoy Robison

Section 16 Exemption Committee

        The Liberty Media board has established a Section 16 exemption committee, whose members are Paul A. Gould and Donne F. Fisher. The Section 16 exemption committee has the authority to approve transactions in Liberty Media's equity securities between Liberty Media and its directors or certain of its officers for the purpose of providing an exemption for those transactions under Section 16(b) of the Securities Exchange Act of 1934, as amended.

Other

        The Liberty Media board, by resolution, may from time to time establish certain other committees of its board of directors, consisting of one or more of its directors. Any committee so established will have the powers delegated to it by resolution of the Liberty Media board, subject to applicable law.

Board Meetings

        During 2008, there were 11 meetings of Liberty Media's full board of directors, 5 meetings of Liberty Media's executive committee, 8 meetings of Liberty Media's compensation committee, 9 meetings of Liberty Media's incentive plan committee, 2 meetings of Liberty Media's nominating and corporate governance committee, 5 meetings of Liberty Media's audit committee and 4 meetings of Liberty Media's Section 16 exemption committee.

 Director Attendance at Annual Meetings

        The Liberty Media board encourages all members of the board to attend each annual meeting of its stockholders. All of the Liberty Media board members, other than Messrs. Bennett and Gould, attended Liberty Media's 2008 annual meeting of stockholders.

Stockholder Communication with Directors

        Liberty Media's stockholders may send communications to its board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to Liberty Media's directors on a timely basis.

Executive Sessions

        In 2008, the independent directors of Liberty Media met at four executive sessions without management participation. Any interested party who has a concern regarding any matter which it wishes to have addressed by Liberty Media's independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of Liberty Media are Donne F. Fisher, Paul A. Gould, David E. Rapley, M. LaVoy Robison and Larry E. Romrell.

EXECUTIVE COMPENSATION

        Throughout this section (and except where otherwise expressly noted), we do not distinguish between Liberty Media and its predecessor, Old Liberty. Similarly, we do not distinguish between actions taken by Liberty Media's compensation or incentive plan committees and those taken by Old Liberty's compensation and incentive plan committees.

        This section sets forth information relating to, and an analysis and discussion of, compensation paid by Liberty Media to:

  •
  John C. Malone, Liberty Media's Chairman of the Board;

  •
  Gregory B. Maffei, Liberty Media's Chief Executive Officer and President;

  •
  David J.A. Flowers, Liberty Media's principal financial officer; and

  •
  Charles Y. Tanabe, Albert R. Rosenthaler and Christopher W. Shean, Liberty Media's three other most highly compensated executive officers at the end of 2008.

We collectively refer to these persons as Liberty Media's named executive officers.

Compensation Discussion and Analysis

Compensation Overview; Philosophy

        The compensation committee of the Liberty Media board has responsibility for establishing, implementing and regularly monitoring adherence to Liberty Media's compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of Liberty Media's stockholders, with the ultimate goal of appropriately motivating and rewarding Liberty Media's executives in an effort to increase stockholder value. To that end, the compensation packages provided to the named executive officers include both cash and stock-based incentive compensation, with an emphasis placed on company performance and stock-based compensation outweighing cash.

        The compensation committee of Liberty Media seeks to formulate a compensation package for each named executive officer that is commensurate with the responsibilities and proven performance of that executive, and that is competitive relative to the compensation packages paid to similarly situated executives at companies within Liberty Media's reference group (as listed below). The compensation committee also believes that compensation packages should assist Liberty Media in attracting key executives critical to its long-term success. In determining the 2008 compensation packages for the named executive officers, the compensation committee tasked company representatives with updating the executive compensation data for the companies in Liberty Media's reference group. The compensation committee chose to focus on the same reference group of companies for 2008 as it had focused on for 2007. Based on this information, as well as the general industry knowledge of the members of the compensation committee and the input of Liberty Media's chief executive officer (with respect to the compensation packages for Messrs. Tanabe, Flowers, Rosenthaler and Shean), the compensation committee determined to provide each named executive officer (other than Mr. Malone) with a compensation package comprised primarily of a base salary, a performance-based bonus and equity incentive awards, weighted heavily toward the latter two, longer-term compensation elements.

        From July 2005 until September 2008, the named executive officers (other than Mr. Maffei) were also executive officers of Discovery Holding Company (DHC), a company whose shares Liberty Media distributed to its stockholders in July 2005. In connection with the distribution, DHC and Liberty Media entered into a services agreement pursuant to which DHC paid Liberty Media for an allocated portion of the salary and benefits of the shared executive officers based on an estimate of the percentage of their time that they were expected to spend on DHC matters during the applicable year. During 2008, the allocation of time spent on DHC matters was as follows: Mr. Malone: 15%;

Mr. Tanabe: 20%; Mr. Flowers: 5%; Mr. Rosenthaler: 10%; and Mr. Shean: 20%. In September 2008, DHC completed a restructuring with Advance/Newhouse Programming Partnership pursuant to which, among other things, DHC and Advance/Newhouse combined their interests in Discovery Communications LLC under a new public, parent company, Discovery Communications, Inc. In recognition of the extraordinary efforts put forth by Messrs. Tanabe, Rosenthaler and Shean in negotiating and completing this restructuring, the compensation committee of DHC determined to grant each of these individuals cash bonuses in the amount of $80,000. At DHC's request, Liberty Media paid these bonuses on behalf of DHC and received full reimbursement from DHC, in each case, under the services agreement. Upon the closing of the restructuring, Liberty Media's executive officers ceased providing services to DHC, and the services agreement was assigned by DHC to Ascent Media Corporation, a wholly owned subsidiary of DHC which was spun-off as an independent public company in connection with the restructuring. None of the named executive officers provided services to Ascent Media during 2008 under the services agreement, as so assigned.

Role of Chief Executive Officer in Compensation Decisions

        Although the compensation package of each named executive officer is within the discretion of and determined by the compensation committee, recommendations are obtained from Liberty Media's chief executive officer as to all elements of each named executive officer's compensation package (other than that of Messrs. Malone and Maffei). The chief executive officer's recommendations are based on his evaluation of the performance and contributions of the other named executive officers, given their respective areas of responsibility. When making recommendations, the chief executive officer considers various qualitative factors such as:

  •
  the named executive officer's experience and overall effectiveness;

  •
  the responsibilities assumed by the named executive officer, including any changes to those responsibilities over the year;

  •
  the named executive officer's demonstrated leadership and management ability;

  •
  the named executive officer's compensation relative to other executives at Liberty Media with similar, greater or lesser responsibilities;

  •
  the named executive officer's compensation relative to compensation paid to similarly situated executives at companies within Liberty Media's reference group;

  •
  the named executive officer's years of service with Liberty Media; and

  •
  the performance of any group for which the named executive officer is primarily responsible.

Setting Executive Compensation

        In making its compensation decision for each named executive officer, the compensation committee considers the following:

  •
  each element of the named executive officer's historical compensation, including salary, bonus, equity compensation and perquisites and other personal benefits;

  •
  the financial performance of Liberty Media compared to internal forecasts and budgets;

  •
  the scope of the named executive officer's responsibilities;

  •
  the performance of the group reporting to the named executive officer;

  •
  as to each named executive officer (other than Messrs. Malone and Maffei), the performance evaluations and compensation recommendations given by the chief executive officer; and

  •
  compensation provided to similarly situated executives at companies within Liberty Media's reference group.

        Liberty Media's reference group of companies consists of publicly-traded media, telecommunications and entertainment companies. This reference group includes companies that Liberty Media may compete with for executive talent and stockholder investment. This reference group also includes companies in the above industries that are headquartered in Colorado and companies in those industries that are similar to Liberty Media in size and complexity of operations. Companies included in Liberty Media's reference group are:

Cablevision Systems Corporation	Liberty Global, Inc.
CBS Corporation	News Corporation
Charter Communications, Inc.	Qwest Communications International Inc.
Comcast Corporation	Time Warner Inc.
The DIRECTV Group, Inc.	Time Warner Cable, Inc.
EchoStar Communications Corporation	Viacom Inc.
IAC/InterActiveCorp	The Walt Disney Company

        Although the compensation committee considers the compensation packages awarded by these companies, the compensation committee makes adjustments to these packages based on qualitative factors, such as:

  •
  the size, scope and complexity of the businesses of the companies in Liberty Media's reference group;

  •
  the cost of living and other factors related to the geographic location of these companies; and

  •
  the compensation philosophy of the particular company, including any policies relating to compensation of founders or others with substantial personal wealth.

        In addition, the compensation committee noted that comparisons based on the roles performed by the named executive officers of companies in Liberty Media's reference group and roles performed by the named executive officers may be difficult to draw. That difficulty is attributable, at least in part, to the fact that none of the named executive officers has the title of chief operating officer or chief financial officer, two positions commonly held by named executive officers of other companies. That difficulty is further pronounced when considering those in Liberty Media's reference group whose management has direct responsibility for operating businesses, because their named executive officers have responsibilities different from those of the named executive officers.

Elements of 2008 Executive Compensation

        For 2008 the principal components of compensation for the named executive officers were:

  •
  base salary;

  •
  a performance-based bonus, payable half in cash and half in restricted stock (other than with respect to Mr. Malone, who does not participate);

  •
  equity incentive grants unrelated to the performance-based bonus; and

  •
  perquisites and other limited personal benefits.

        Base Salary.    The compensation committee reviews the base salaries of the named executive officers (other than Mr. Malone) on an annual basis, as well as at the time of any change in responsibilities. Historically, after establishing a named executive officer's base salary, the compensation committee has limited increases to cost-of-living adjustments and adjustments based on an evaluation of a named executive officer's job performance, any changes in the scope of the named executive officer's responsibilities, and the named executive officer's salary level compared to other named executive officers. For 2008, the compensation committee determined to increase the base salaries of the named executive officers (other than Messrs. Malone and Maffei) by 3% or 4% reflecting only a cost-of-living adjustment. The compensation committee believes base salary should be a relatively smaller portion of each named executive officer's overall compensation package, thereby aligning the interests of Liberty Media's executives more closely with those of its stockholders.

  2008 Performance Bonuses.

        Terms.    In the first quarter of 2008, the compensation committee determined to adopt an annual, performance-based bonus program for each of the named executive officers (other than Mr. Malone), which was similar to the program adopted for 2007. This bonus program, which is structured to comply with Section 162(m) of the Code, bases each participant's bonus on the achievement of a combination of corporate and personal performance measures. Pursuant to the 2008 bonus program, the aggregate OIBDA (OIBDA) for fiscal year 2008 of Liberty Media's six subsidiaries (QVC, Inc., Provide Commerce, Inc., Backcountry, Inc., BuySeasons, Inc., Bodybuilding.com, LLC and Starz Entertainment, LLC) and Liberty Media's allocable portion of DTVG's 2008 OIBDA must exceed the minimum level of $2.5 billion (the 2008 OIBDA Threshold) before any participant would be entitled to receive any bonus. The compensation committee retained the right to adjust actual 2008 OIBDA for each component under certain circumstances, such as to take into account the effects of an acquisition or disposition. If the prescribed 2008 OIBDA Threshold were exceeded, 1.75% of the excess would be used to establish the available pool from which performance bonuses would be payable under this program. The compensation committee defined OIBDA as revenue less cost of sales, operating expenses, and selling, general and administrative expenses (excluding stock and other equity-based compensation).

        Each participant was then assigned a maximum bonus amount, expressed as a multiple of his 2008 base salary: 800%, 200% and 150% for Liberty Media's chief executive officer, executive vice president and each of its senior vice presidents, respectively. If the bonus pool was insufficient to cover the aggregate maximum bonus amounts of all participants, each participant's maximum bonus amount would be reduced pro rata, for all purposes under the program, based upon his respective maximum bonus amount. Assuming the bonus pool was sufficient to cover the aggregate maximum bonus amounts:

  •
  Each participant would be entitled to receive up to 30% of his maximum bonus amount (the Corporate Performance Component), as follows: (i) as to 15%, the achievement of certain prescribed 2008 OIBDA growth targets for the four subsidiaries (QVC, Provide Commerce, Backcountry, BuySeasons and Bodybuilding.com) collectively comprising the Interactive Group component; (ii) as to 6%, the achievement of certain prescribed 2008 OIBDA growth targets for Starz Entertainment; and (iii) as to 9%, the achievement of certain prescribed 2008 OIBDA growth targets for DTVG. Below are the targets for each component and the primary applicable pay-out level associated with each such target:

	Target 2008 OIBDA Growth
Primary Pay-Out Levels	Interactive Group	DTVG	Starz
200%	9.7%	27.0%	14.0%
100%	5.0%	17.0%	9.0%
0%	0.3%	7.0%	4.0%

    The compensation committee retained the discretion to adjust actual 2008 OIBDA for each component under certain circumstances, such as to take into account the effects of an acquisition or disposition.

  •
  Each participant would be entitled to receive the remaining 70% of his maximum bonus amount (the Individual Performance Component or IPC) subject to the right of the compensation committee to reduce the amount payable based upon its assessment of that participant's individual performance, as follows:

Individual Performance Rating (IPR)	Portion of Maximum Bonus Payable (IPC)
10	Full 70%
9	61.25%
8	52.5%
7	43.75%
6	35%
5	26.25%
4	17.5%
3 and below	0%

    The evaluation of each of the named executive officers (other than Mr. Malone) included the extent to which the officer achieved specified annual performance goals. For 2008, those goals were as follows:

Individual	Annual Performance Goals
Gregory B. Maffei	•	Oversee relationship with DTVG; evaluate strategic opportunities
	•	Complete new tracker issuance and conduct ongoing analysis of tracker performance
	•	Develop business plans, personnel and reporting strategy for operating businesses
Charles Y. Tanabe	•	Evaluate and develop core competencies of inhouse legal staff
	•	Continue formalizing relationships with inhouse legal staff of operating businesses
	•	Continue implementing Liberty Media's government affairs program
David J.A. Flowers	•	Manage funding requirements (including 2009 debt maturities) and ensure cash positions are protected
	•	Develop financial plans for select operating companies
	•	Manage and restructure financial instruments, minimizing exposure to market conditions
Albert E. Rosenthaler	•	Manage and complete IRS audits, examinations and mediations

Individual	Annual Performance Goals
	•	Evaluate market opportunities and provide transaction support to maximize tax benefits
	•	Monitor industry tax issues and manage training of department personnel
Christopher W. Shean	•	Maintain timely and accurate SEC reporting
	•	Evaluate financial processes and personnel at operating companies
	•	Assist in transaction and structural initiatives

        Fifty percent of each participant's actual bonus amount would be payable in the form of a cash award, with the remaining 50% payable in the form of restricted stock awards. The dollar amount of the restricted stock award for 2008 was divided among Liberty Media's three Series A tracking stocks, as follows: (i) 45% in LMDIA restricted stock, (ii) 35% in LINTA restricted stock and (iii) 20% in LCAPA restricted stock, with the number of shares of each series awarded to be determined based on the closing market price of the shares of that series on the date of the award. The restricted shares would vest quarterly over three years.

        Awards.    Following a review of applicable financial results and preliminary forecasts, the compensation committee determined the following:

  •
  The 2008 OIBDA Threshold was sufficiently exceeded, thereby creating a bonus pool large enough to cover the aggregate maximum bonus amounts of all the participants and enabling each participant to receive a bonus of up to his maximum bonus amount.

  •
  The 2008 OIBDA growth rates for the Interactive Group, Starz Entertainment and DTVG resulted in each participant being entitled to receive the following Corporate Performance Component:

	(Est.) 2008 OIBDA Growth Rate	Pay-Out Level	Corporate Performance Component (of possible 30%)
Interactive Group	(1.2)%	0%	0.0%
Starz Entertainment	17.7%	200%	6.0%
DTVG	22.0%	140%	6.3%

Total			12.3%

        The compensation committee then reviewed the individual performance of each participant to determine his rating and corresponding Individual Performance Component. The compensation committee took into account a variety of factors, without assigning a numerical value to any single performance measure. This determination was based on reports of Liberty Media's board, the observations of the compensation committee throughout the year and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. The following table presents the Corporate Performance Component and Individual Performance Component assigned to each participant together with the aggregate dollar value of each named executive officer's 2008 performance-based bonus (other than Mr. Malone, who does not participate in the program) and the forms of payment:

	Corporate Performance Component (of possible 30%)			Shares of Restricted Stock
		IPC (of possible 70%)	Total Bonus ($)				Cash Award ($)
Name				LCAPA	LINTA	LMDIA
Gregory B. Maffei	12.3%	52.50%	5,464,000	180,927	396,763	94,861	2,732,000
Charles Y. Tanabe	12.3%	61.25%	1,318,504	43,659	95,742	22,891	659,252
David J.A. Flowers	12.3%	43.75%	597,676	19,791	43,400	10,376	298,838
Albert E. Rosenthaler	12.3%	61.25%	734,176	24,310	53,311	12,746	367,088
Christopher W. Shean	12.3%	52.50%	665,926	22,050	48,356	11,561	332,963

        For more information regarding these bonus awards, please see the "Grants of Plan-Based Awards" table below.

        Equity Incentive Compensation.    Consistent with Liberty Media's compensation philosophy, the compensation committee seeks to align the interests of the named executive officers with those of Liberty Media's stockholders by awarding stock-based incentive compensation. This ensures that Liberty Media's executives have a continuing stake in its long-term success. The compensation committee weighs stock-based compensation more heavily than cash compensation in determining each named executive officer's overall compensation mix (other than Mr. Malone, whose compensation is governed by his employment agreement). In addition, the compensation committtee has considered that the equity incentive portion of the named executive officers' compensation packages generally exceeds that of the executives in Liberty Media's peer group.

        The Liberty Media Corporation 2000 Incentive Plan (as amended and restated, the 2000 Incentive Plan) and the 2007 Incentive Plan provide for the grant of a variety of incentive awards, including stock options, restricted shares, stock appreciation rights and performance awards. Liberty Media's incentive plan committee (a subcommittee of the compensation committee) has historically granted stock options and awards of restricted stock in preference to other awards because of its belief that options and restricted shares better promote retention of key employees through the continuing, long-term nature of an equity investment. In this regard, awards under these plan generally vest over a three to five year period.

        Stock options are awarded with an exercise price equal to fair market value on the date of grant, measured by reference to the closing sale price on the grant date. Generally, grants are made by the incentive plan committee to Liberty Media's employees once a year. In 2008, annual option grants covering all three of Liberty Media's tracking stocks (LCAPA, LINTA and LMDIA) were made in December and were coupled with a restricted stock award in shares of LMDIA. The restricted stock award was made in recognition of the efforts of the management team in completing the News Exchange and their efforts in connection with the proposed split-off. The incentive plan committee may approve grants to employees of subsidiary companies on a more frequent basis based on the business practices and needs of the subsidiary.

        In addition to the annual grant, the named executive officers (other than Mr. Malone) received a grant of restricted stock in partial payment of their 2008 performance bonuses (as described above under "—2008 Performance Bonuses").

        For more information regarding these equity incentive grants, please see the "Grants of Plan-Based Awards" table below.

        Perquisites and Other Personal Benefits.    The perquisites and other personal benefits available to Liberty Media's executives (that are not otherwise available to all of Liberty Media's salaried employees, such as matching contributions to the Liberty 401(k) Savings Plan and the payment of life insurance premiums) consist of:

  •
  reimbursement of relocation expenses at a level above that given to non-executive, salaried employees;

  •
  limited personal use of corporate aircraft;

  •
  occasional, personal use of an apartment in New York City owned by Liberty Media, which is primarily used for business purposes, and occasional, personal use of a company car and driver;

  •
  a deferred compensation plan that provides above-market preferential returns; and

  •
  in the case of Mr. Malone, an annual allowance of $1 million for personal expenses.

        Taxable income may be incurred by Liberty Media's executives in connection with their receipt of perquisites and personal benefits. Other than in connection with relocation expenses and as contemplated by Mr. Malone's employment agreement, Liberty Media has not provided gross-up payments to its executives in connection with any such taxable income incurred during the past three years.

        On occasion, and with the approval of Liberty Media's chairman or chief executive officer, executives may have family members and other guests accompany them on the Liberty Media corporate aircraft when traveling on business. Under the terms of the employment arrangements with Liberty Media's chairman and chief executive officer, those individuals and their guests may use the Liberty Media corporate aircraft for non-business purposes subject to specified limitations.

        During 2008, Mr. Maffei was entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media, (ii) Liberty Media's cessation of aircraft ownership or (iii) December 31, 2011. Mr. Maffei will continue to incur taxable income, calculated in accordance with SIFL, for all personal use of corporate aircraft.

        The aggregate incremental cost to Liberty Media of Mr. Malone's personal use of Liberty Media's aircraft counts toward his $1 million personal expense account (described above). Liberty Media values incremental cost using a method that takes into account:

  •
  landing and parking expenses;

  •
  crew travel expenses;

  •
  supplies and catering;

  •
  aircraft fuel and oil expenses per hour of flight;

  •
  any customs, foreign permit and similar fees; and

  •
  passenger ground transportation.

Because the aircraft are used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, purchase or lease costs of aircraft and costs of maintenance and upkeep.

        For purposes of determining an executive's taxable income, personal use of Liberty Media's aircraft is valued using a method based on the Standard Industry Fare Level (SIFL) rates, as published by the IRS. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount Liberty Media may deduct for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by

Section 162(m) of the Code to the extent that the named executive officer's compensation exceeds $1 million. See "—Deductibility of Executive Compensation" below.

        Deferred Compensation.    To help accommodate the tax and estate planning objectives of the named executive officers, as well as other executives with the title of Senior Vice President and above, the Liberty Media board adopted the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended). Under that plan, participants may elect to defer up to 50% of their base salary and the cash portion of their bonuses. Compensation deferred under the plan that otherwise would have been received in 2008 will earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. For more information on this plan, see "Executive Compensation—Executive Compensation Arrangements—2006 Deferred Compensation Plan" and the "Nonqualified Deferred Compensation Plans" table below. In addition, in response to turmoil in the financial markets during the fourth quarter of 2008, the compensation committee amended the 2006 deferred compensation plan to permit the participants to make a one-time withdrawal, or a change to the timing of the payment, of their previous deferrals. Elections were required to be made prior to December 31, 2008, with all such withdrawals to be paid in January 2009. This amendment was adopted consistent with Section 409A of the Code and its related regulations.

        Liberty Media had also provided Mr. Malone with certain deferred compensation arrangements that were entered into by Liberty Media's predecessors and assumed by Liberty Media in connection with the various restructurings that Liberty Media has undergone. Beginning in February 2009, Mr. Malone began receiving accelerated payments under those deferred compensation arrangements. In December 2008, the compensation committee determined to amend Mr. Malone's deferred compensation arrangements, together with his installment severance arrangement (as described below), to accelerate his right to begin receiving these payments while continuing to be employed by Liberty Media and to provide for a fixed payment schedule. For more information on these amendments see "Executive Compensation—Executive Compensation Arrangements—Malone Employment Agreement" below.

Employment Arrangements with Certain Named Executive Officers

        The only named executive officer with whom Liberty Media has an employment agreement is Mr. Malone. Mr. Malone's employment agreement was first entered into in the 1980s, when he was the chief executive officer of Liberty Media's former parent TCI. Liberty Media assumed that agreement in connection with the merger of AT&T and TCI in 1999. For a more detailed description of the employment agreement of Mr. Malone, including recent amendments thereto, see "Executive Compensation—Executive Compensation Arrangements—Malone Employment Agreement" below.

        Although Mr. Maffei does not have an employment agreement with Liberty Media, various terms of his employment were established under an arrangement approved by the Liberty Media board when he joined Liberty Media as CEO-Elect in November 2005. For a more detailed description of this employment arrangement, see "Executive Compensation—Executive Compensation Arrangements—Maffei Employment Arrangement" below.

Deductibility of Executive Compensation

        In developing the compensation packages for the named executive officers, the compensation committee considered the deductibility of executive compensation under Section 162(m) of the Code. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. One exception is for performance-based compensation, including stock options granted under the 2000 Incentive Plan and the 2007 Incentive Plan. The compensation committee has not adopted a policy requiring all compensation to be deductible under Section 162(m) of the Code, in order to maintain flexibility in making compensation decisions. Portions of the compensation paid to certain of the named executive officers may not be deductible due to the application of Section 162(m) of the Code.

Policy on Restatements

        In those instances where Liberty Media grants cash or equity-based incentive compensation, Liberty Media includes in the related agreement with the executive a right, in favor of Liberty Media, to require the executive to repay or return to Liberty Media any cash, stock or other compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any financial statement of Liberty Media is required and (2) in the reasonable judgment of Liberty Media's incentive plan committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, Liberty Media's incentive plan committee may take into account, among other factors its deems relevant, the extent to which the market value of the applicable series of Liberty Media's common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that Liberty Media may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.

SUMMARY COMPENSATION TABLE

Summary Compensation

Name and Principal Position (as of 12/31/08)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)(5)(6)		Total ($)
John C. Malone	2008	2,600	—	625,015	2,291,159	—	239,110	1,150,933	(7)	4,308,817
Chairman of the Board	2007	2,600	—	625,015	3,143,100	—	214,323	1,193,812	(7)	5,178,850
	2006	2,600	625,000	—	2,904,084	—	192,186	666,724	(7)	4,390,594
Gregory B. Maffei	2008	1,000,000	—	1,508,334	6,410,701	2,732,000	41,937	496,354	(8)	12,189,326
President and Chief	2007	1,000,000	—	625,015	4,460,593	2,650,000	4,875	463,062	(8)	9,203,545
Executive Officer	2006	1,000,000	625,000	—	3,279,277	1,000,000	—	524,559	(8)	6,428,836
Charles Y. Tanabe	2008	875,500	—	474,952	1,259,057	659,252	13,860	27,903		3,310,524
Executive Vice President	2007	850,000	—	287,234	833,617	563,126	2,450	27,403		2,563,830
and General Counsel	2006	715,000	200,000	87,200	766,433	—	—	23,050		1,791,683
David J.A. Flowers	2008	650,000	—	184,143	845,837	298,838	8,331	25,549		2,012,698
Senior Vice President and	2007	625,000	—	92,333	672,478	275,392	1,996	24,894		1,692,093
Treasurer (principal	2006	575,000	93,000	—	726,219	—	—	22,906		1,417,125
financial officer)
Albert E. Rosenthaler	2008	650,000	—	209,876	852,624	367,088	3,377	24,662		2,107,627
Senior Vice President	2007	625,000	—	106,344	748,016	310,548	907	24,061		1,814,876
	2006	575,000	106,000	—	974,355	—	—	22,906		1,678,261
Christopher W. Shean	2008	650,000	—	315,722	842,571	332,963	2,640	24,108		2,168,004
Senior Vice President and	2007	625,000	—	212,190	682,544	310,548	605	24,455		1,855,342
Controller (principal	2006	575,000	125,000	87,200	675,515	—	—	22,906		1,485,621
accounting officer)

(1)
The dollar amounts recognized for financial statement reporting purposes have been calculated in accordance with FAS 123R. For a description of the assumptions applied in these calculations, see Note 16 to Liberty Media's consolidated financial statements for the year ended December 31, 2008 (which are included in Liberty Media's Annual Report on Form 10-K as filed with the SEC on February 27, 2009 as amended by Amendment No. 1 to the Form 10-K filed on April 29, 2009).

(2)
With respect to 2008 and 2007, reflects the cash portion of the 2008 and 2007 performance-based bonuses paid to each of the named executive officers (other than Mr. Malone, who does not participate in the program). See "Executive Compensation—Compensation Discussion and Analysis—Elements of 2008 Executive Compensation—2008 Performance Bonuses." With respect to 2006, reflects Mr. Maffei's performance-based bonus.

(3)
Reflects the above-market earnings credited during 2008, 2007 and 2006 to the deferred compensation accounts of each of the named executive officers. See "Executive Compensation—Compensation Discussion and Analysis—Elements of 2008 Executive Compensation—Deferred Compensation," "—Executive Compensation Arrangements—Employment Agreement," and "—Nonqualified Deferred Compensation Plans" below.

(4)
The Liberty 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty 401(k) Savings Plan participants may contribute up to 10% of their compensation, and Liberty Media contributes a matching contribution of 100% of the participants' contributions. Participant contributions to the Liberty 401(k) Savings Plan are fully vested upon contribution.

  Generally, participants acquire a vested right in Liberty Media's contributions as follows:

Years of Service	Vesting Percentage
Less than 1	0%
1-2	33%
2-3	66%
3 or more	100%

  Included in this column, with respect to each named executive officer, is $23,000, $22,500 and $22,000 of matching contributions made by Liberty Media to the Liberty 401(k) Savings Plan in 2008, 2007 and 2006, respectively. With respect to these matching contributions, all of Liberty Media's named executive officers are fully vested.

(5)
Included in this column are the life insurance premiums paid by Liberty Media, on behalf of each of the named executive officers (other than Mr. Malone), as follows:

	Amounts ($)
Name	2008	2007	2006
Gregory B. Maffei	1,710	1,710	1,050
Charles Y. Tanabe	4,903	4,903	1,050
David J.A. Flowers	2,549	2,394	906
Albert E. Rosenthaler	1,662	1,561	906
Christopher W. Shean	1,108	1,041	906
(6)
Liberty Media makes available to its personnel, including its named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(7)
Includes the following:

	Amounts ($)
	2008	2007	2006
Reimbursement for personal estate and tax planning advice	83,800	80,850	60,000
Reimbursement for personal legal services	101,612	111,235	48,246
Compensation related to personal use of corporate aircraft(a)	186,395	227,137	187,596
Tax payments made on behalf of Mr. Malone	601,191	745,832	319,278
Payment of regulatory filing fees	125,000	—	—
Miscellaneous travel expenses	20,701	—	—
Tax gross-up related to income attributed to him with respect to Liberty Media cafeteria plan	380	364	438

  (a)
  Calculated based on aggregate incremental cost of such usage to Liberty Media

  Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Malone makes use of Liberty Media's NYC apartment and its company car and driver for personal reasons. From time to time, Liberty Media also pays the cost of miscellaneous shipping and catering expenses for Mr. Malone.

(8)
Includes the following:

	Amounts ($)
	2008	2007	2006
Compensation related to personal use of corporate aircraft(a)	460,749	234,071	409,475	(b)
Tax gross-up related to income attributed to him as a result of his reimbursement of relocation costs	—	197,281	—
Reimbursement of relocation costs	—	—	91,534

  (a)
  Calculated based on aggregate incremental cost of such usage to Liberty Media

  (b)
  Includes $318,021 of costs for commuting from Seattle to Denver prior to Mr. Maffei's relocation in 2006

  Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei makes occasional use of Liberty Media's NYC apartment and its company car and driver for personal reasons. From time to time, Liberty Media also pays the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

Executive Compensation Arrangements

Malone Employment Agreement

        In connection with the merger of TCI and AT&T Corp. in 1999, an employment agreement between John C. Malone and TCI was assigned to Liberty Media. The term of Mr. Malone's employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600, subject to increase with board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by Liberty Media's compensation committee. Although the "Summary Compensation" table above reflects the aggregate incremental cost of Mr. Malone's personal use of Liberty Media's corporate aircraft, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL and aggregated $55,016 for the year ended December 31, 2008. Mr. Malone's employment agreement was further amended in December 2008, as described below.

        Prior to the December 2008 amendment, Mr. Malone had been entitled to a deferred compensation arrangement and an installment severance payment plan in certain circumstances. Mr. Malone had been permitted to defer a portion (not in excess of 40%) of the monthly compensation payable to him for all employment years commencing on or after January 1, 1993. The aggregate deferred amount, plus interest accrued thereon at the rate of 8% per annum compounded annually from the applicable date of deferral to the date of termination, would have been payable in 240 consecutive monthly installments commencing on the termination of Mr. Malone's employment. Each installment payment would have included a payment of interest on the amount of such installment computed at the rate of 8% per annum compounded annually from Mr. Malone's termination date to the date of such installment payment (collectively, the 1993 deferred compensation arrangement). Also, upon any termination of Mr. Malone's employment, he or his beneficiaries would have been entitled to receive 240 consecutive monthly payments of $15,000 (increased at the rate of 12% per annum compounded annually from January 1, 1998 to the date payment commences), the first of which would have been payable on the first day of the month succeeding the termination of Mr. Malone's employment (the installment severance plan).

        In addition, Mr. Malone had deferred a portion of his monthly compensation under his previous employment agreement, which was entered into as of January 1982, for all employment years ending on or prior to December 31, 1992. Liberty Media assumed the obligation to pay that deferred compensation in connection with the merger of AT&T and TCI. The aggregate deferred amount, plus interest accrued thereon at the rate of 13% per annum compounded annually from the applicable date of deferral to the date of termination, would have been payable in 240 consecutive monthly installments commencing on the termination of Mr. Malone's employment. Each installment payment would have included a payment of interest on the amount of such installment computed at the rate of 13% per annum compounded annually from Mr. Malone's termination date to the date of such installment payment (collectively, the 1982 deferred compensation arrangement). (The 13% interest rate was established in 1983 pursuant to the previous agreement.)

        In December 2008, the compensation committee determined to modify Mr. Malone's employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, while he remains employed by Liberty Media, in satisfaction of Liberty Media's obligations to him under the 1993 deferred compensation arrangement, the 1982 deferred compensation arrangement and the installment severance plan. The amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively, in each case, at December 31, 2008. As a result of these modifications, Mr. Malone will receive 240 equal monthly installments, commencing February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement; and (3) approximately $164,000 under the installment severance plan. Once payments commenced under the installment severance plan, interest ceased to accrue.

        Under the terms of Mr. Malone's employment agreement, he is entitled to receive upon the termination of his employment at Liberty Media's election for any reason (other than for death or "cause"), a lump sum equal to his salary for a period of 5 full years following termination (calculated on the basis of $2,600 per annum, the lump sum severance payment). The December 2008 amendment did not affect the lump sum severance payment.

        For a description of the effect of any termination event or a change in control of Liberty Media on his employment agreement, see "Executive Compensation—Potential Payments Upon Termination or Change in Control" below.

Maffei Employment Arrangement

        In connection with the acceptance by Gregory B. Maffei of employment with Liberty Media as CEO-Elect in November 2005, the Liberty Media board approved an employment arrangement for Mr. Maffei. Pursuant to the arrangement, Mr. Maffei is entitled to receive a base salary of $1,000,000 per annum. Liberty Media agreed to reimburse Mr. Maffei for his commuting costs from Seattle to Denver through 2006. Liberty Media also agreed to reimburse Mr. Maffei for expenses incurred in relocating his principal residence to the Denver area. Also, Mr. Maffei was granted options to acquire 5,500,000 shares of pre-reclassified Liberty Series A common stock at an exercise price of $7.95, which was the closing price of pre-reclassified Liberty Series A common stock on the grant date. As a result of the restructuring and the reclassification, these options have been converted into options to acquire 275,000 shares of LCAPA at an exercise price of $10.88 per share, 1,375,000 shares of LINTA at an exercise price of $16.91 per share and 1,100,000 shares of LMDIA at an exercise price of $15.89 per share. In the event of Mr. Maffei's involuntary termination without cause, Mr. Maffei will be entitled to continue receiving his base salary for a period of eighteen months after the date of such termination, together with any portion of his performance bonus determined by the Liberty Media board to have been earned prior to his termination. Unvested stock incentive awards held by Mr. Maffei will vest to the extent that they would have vested in that eighteen month period had Mr. Maffei continued to be employed during that period.

        As discussed under "Executive Compensation—Compensation Discussion and Analysis—Elements of 2008 Executive Compensation—Perquisites and Other Personal Benefits" above, in 2008, Liberty Media entered into a letter agreement with Mr. Maffei pursuant to which he is entitled to personal use of corporate aircraft not to exceed 120 hours of flight time per year through the first to occur of December 31, 2011, his termination with Liberty Media or its cessation of aircraft ownership. Mr. Maffei will continue to incur taxable income, calculated in accordance with SIFL, for all personal use of corporate aircraft.

Equity Incentive Plans

        The 2000 Incentive Plan and the 2007 Incentive Plan (together the equity incentive plans) are administered by the incentive plan committee of the Liberty Media board. The incentive plan committee of the Liberty Media board has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The equity incentive plans are designed to provide additional remuneration to certain employees and independent contractors for exceptional service and to encourage their investment in Liberty Media.

Liberty Media's incentive plan committee may grant non-qualified stock options, SARs, restricted shares, stock units, cash awards, performance awards or any combination of the foregoing under the equity incentive plans (collectively, awards).

        The maximum number of shares of Liberty Media's common stock with respect to which awards may be issued under the 2000 Incentive Plan is 82,200,000 and the 2007 Incentive Plan is 51,375,000, subject, in each case, to anti-dilution and other adjustment provisions of the respective plans. With limited exceptions, under the equity incentive plans, no person may be granted in any calendar year awards covering more than 12,844,000 shares of Liberty Media's common stock nor may any person receive payment for cash awards during any calendar year in excess of $10 million. Shares of Liberty Media's common stock issuable pursuant to awards made under the equity incentive plans are made available from either authorized but unissued shares or shares that have been issued but reacquired by Liberty Media.

2006 Deferred Compensation Plan

        Effective for the year beginning January 1, 2007, officers at the level of Senior Vice President and above are eligible to participate in the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended, the 2006 deferred compensation plan). Each eligible officer, including Liberty Media's chief executive officer, principal financial officer and principal accounting officer, may elect to defer up to 50% of his annual base salary and the cash portion of his performance bonus under the 2006 deferred compensation plan. Elections must be made in advance of certain deadlines and may include (1) the selection of a payment date, which generally may not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years. Compensation deferred under the 2006 deferred compensation plan will earn interest at the rate of 9% per year, compounded quarterly at the end of each calendar quarter.

        In addition to the accelerated distribution events described under "Executive Compensation—Potential Payments Upon Termination or Change-in-Control" below, at the eligible officer's request, if the compensation committee determines that such officer has suffered a financial hardship, it may authorize immediate distribution of amounts deferred under the 2006 deferred compensation plan. In addition, a one-time withdrawal or change in payment timing was permitted to made in January 2009 as described in "Executive Compensation—Compensation Discussion and Analysis—Elements of 2008 Executive Compensation—Deferred Compensation."

        The Liberty Media board reserves the right to terminate the 2006 deferred compensation plan at any time. An optional termination by the Liberty Media board will not result in any distribution acceleration.

Grants of Plan-Based Awards

        The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2008 to the named executive officers.

		Estimated Future Payouts under Non-equity Incentive Plan Awards			All other stock awards: Number of shares of stock or units (#)		All other option awards: Number of securities underlying options (#)(2)
									Grant date fair value of stock and option awards ($)
								Exercise or base price of option awards ($)
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)
John C. Malone
LCAPA	12/16/08	—	—	—	—		333,747	3.57	393,187
LINTA	12/16/08	—	—	—	—		1,373,132	2.91	1,538,457
LMDIA	12/16/08	—	—	—	—		1,373,656	17.69	7,970,364
LMDIA	12/16/08	—	—	—	304,240	(2)	—	—	5,382,006
Gregory B. Maffei
	3/24/08	—	5,464,000	—	—		—	—	—
LCAPA	12/12/08	—	—	—	180,927	(3)	—	—	546,400
LINTA	12/12/08	—	—	—	396,763	(3)	—	—	956,199
LMDIA	12/12/08	—	—	—	94,861	(3)	—	—	1,229,399
LCAPA	12/16/08	—	—	—	—		333,747	3.57	393,187
LINTA	12/16/08	—	—	—	—		1,373,132	2.91	1,538,457
LMDIA	12/16/08	—	—	—	—		1,373,656	17.69	7,970,364
LMDIA	12/16/08	—	—	—	304,240	(2)	—	—	5,382,006
Charles Y. Tanabe
	3/24/08	—	1,318,504	—	—		—	—	—
LCAPA	12/12/08	—	—	—	43,659	(3)	—	—	131,850
LINTA	12/12/08	—	—	—	95,742	(3)	—	—	230,738
LMDIA	12/12/08	—	—	—	22,891	(3)	—	—	296,667
LCAPA	12/16/08	—	—	—	—		94,625	3.57	111,478
LINTA	12/16/08	—	—	—	—		389,313	2.91	436,186
LMDIA	12/16/08	—	—	—	—		389,462	17.69	2,259,775
LMDIA	12/16/08	—	—	—	86,259	(2)	—	—	1,525,922
David J.A Flowers
	3/24/08	—	597,676	—	—		—	—	—
LCAPA	12/12/08	—	—	—	19,791	(3)	—	—	59,769
LINTA	12/12/08	—	—	—	43,400	(3)	—	—	104,594
LMDIA	12/12/08	—	—	—	10,376	(3)	—	—	134,473
LCAPA	12/16/08	—	—	—	—		50,466	3.57	59,454
LINTA	12/16/08	—	—	—	—		207,633	2.91	232,632
LMDIA	12/16/08	—	—	—	—		207,712	17.69	1,205,207
LMDIA	12/16/08	—	—	—	46,005	(2)	—	—	813,828
Albert E. Rosenthaler
	3/24/08	—	734,176	—	—		—	—	—
LCAPA	12/12/08	—	—	—	24,310	(3)	—	—	73,416
LINTA	12/12/08	—	—	—	53,311	(3)	—	—	128,480
LMDIA	12/12/08	—	—	—	12,746	(3)	—	—	165,188
LCAPA	12/16/08	—	—	—	—		50,466	3.57	59,454
LINTA	12/16/08	—	—	—	—		207,633	2.91	232,632
LMDIA	12/16/08	—	—	—	—		207,712	17.69	1,205,207
LMDIA	12/16/08	—	—	—	46,005	(2)	—	—	813,828

		Estimated Future Payouts under Non-equity Incentive Plan Awards			All other stock awards: Number of shares of stock or units (#)		All other option awards: Number of securities underlying options (#)(2)
									Grant date fair value of stock and option awards ($)
								Exercise or base price of option awards ($)
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)
Christopher W. Shean
	3/24/08	—	665,926	—	—		—	—	—
LCAPA	12/12/08	—	—	—	22,050	(3)	—	—	66,591
LINTA	12/12/08	—	—	—	48,356	(3)	—	—	116,538
LMDIA	12/12/08	—	—	—	11,561	(3)	—	—	149,831
LCAPA	12/16/08	—	—	—	—		50,466	3.57	59,454
LINTA	12/16/08	—	—	—	—		207,633	2.91	232,632
LMDIA	12/16/08	—	—	—	—		207,712	17.69	1,205,207
LMDIA	12/16/08	—	—	—	46,005	(2)	—	—	813,828

(1)
Represents the actual aggregate amount of each named executive officer's 2008 performance-based bonus. See "Executive Compensation—Compensation Discussion and Analysis—Elements of 2008 Compensation—2008 Performance Bonuses" above.

(2)
Vests quarterly over 4 years from grant date.

(3)
Represents 50% of each named executive officer's 2008 performance-based bonus amount. Vests quarterly over 3 years from grant date. See "Executive Compensation—Compensation Discussion and Analysis—Elements of 2008 Compensation—2008 Performance Bonuses Program" above.

Outstanding Equity Awards at Fiscal Year-End

        The following table contains information regarding unexercised options and unvested shares of Liberty Media's common stock which were outstanding as of December 31, 2008 and held by the named executive officers, including those awards granted during 2008 and reflected in the "Grants of Plan-Based Awards" table above.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
John C. Malone
Option Awards
LCAPA	36,932	47,496	(1)	15.96	3/29/14	—		—
LCAPA	—	333,747	(2)	3.57	12/16/15	—
LCAPB	574,270	—		15.20	2/28/11	—		—
LCAPB	90,000	—		12.69	6/14/15	—		—
LINTA	50,000	—		19.14	6/14/15	—		—
LINTA	148,918	191,475	(1)	24.06	3/29/14	—		—
LINTA	—	1,373,132	(2)	2.91	12/16/15	—		—
LINTB	2,871,351	—		23.64	2/28/11	—		—
LINTB	450,000	—		19.74	6/14/15
LMDIA	40,000	—		17.99	6/14/15	—		—
LMDIA	147,749	189,963	(1)	23.32	3/29/14	—		—
LMDIA	—	1,373,656	(2)	17.69	12/16/15	—		—
LMDIB	2,297,080	—		21.79	2/28/11	—		—
LMDIB	360,000	—		18.19	6/14/15	—		—
Stock Awards
LCAPA	—	—		—	—	4,224	(3)	19,895
LINTA	—	—		—	—	9,694	(3)	30,245
LMDIA	—	—		—	—	16,896	(3)	295,342
LMDIA	—	—		—	—	304,240	(2)	5,318,115
Gregory B. Maffei
Option Awards
LCAPA	206,244	68,756	(4)	10.88	11/8/12	—		—
LCAPA	10,736	4,889	(5)	11.36	3/2/13	—		—
LCAPA	49,259	63,341	(1)	15.96	3/29/14	—		—
LCAPA	28,648	85,958	(6)	17.26	12/24/14	—		—
LCAPA	—	333,747	(2)	3.57	12/16/15	—		—
LINTA	1,031,244	343,756	(4)	16.91	11/8/12	—		—
LINTA	53,702	24,423	(5)	17.65	3/2/13	—		—
LINTA	198,576	255,324	(1)	24.06	3/29/14	—		—
LINTA	115,692	347,087	(6)	19.96	12/24/14	—		—
LINTA	—	1,373,132	(2)	2.91	12/16/15	—		—
LMDIA	825,000	275,000	(4)	15.89	11/8/12	—		—
LMDIA	42,966	19,534	(5)	16.59	3/2/13	—		—
LMDIA	197,050	253,350	(1)	23.32	3/29/14	—		—
LMDIA	114,604	343,820	(6)	25.21	12/24/14	—		—
LMDIA	—	1,373,656	(2)	17.69	12/16/15	—		—

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Stock Awards
LCAPA	—	—		—	—	4,224	(3)	19,895
LCAPA	—	—		—	—	7,481	(7)	35,236
LCAPA	—	—		—	—	180,927	(8)	852,166
LINTA	—	—		—	—	9,694	(3)	30,245
LINTA	—	—		—	—	44,259	(7)	138,088
LINTA	—	—		—	—	396,763	(8)	1,237,901
LMDIA	—	—		—	—	16,896	(3)	295,342
LMDIA	—	—		—	—	29,912	(7)	522,862
LMDIA	—	—		—	—	94,861	(8)	1,658,170
LMDIA	—	—		—	—	304,240	(2)	5,318,115
Charles Y. Tanabe
Option Awards
LCAPA	98,458	—		14.74	2/28/11	—		—
LCAPA	12,500	—		10.92	7/31/13	—		—
LCAPA	9,000	2,250	(9)	9.95	8/6/14	—		—
LCAPA	11,375	2,625	(10)	11.93	8/2/12	—		—
LCAPA	7,018	3,190	(11)	11.27	2/28/13	—		—
LCAPA	13,951	17,949	(1)	15.96	3/29/14	—		—
LCAPA	8,084	24,258	(6)	17.26	12/24/14	—		—
LCAPA	—	94,625	(2)	3.57	12/16/15	—		—
LINTA	492,288	—		22.90	2/28/11	—		—
LINTA	62,500	—		16.97	7/31/13	—		—
LINTA	45,000	11,250	(9)	15.46	8/6/14	—		—
LINTA	56,875	13,125	(10)	18.54	8/2/12	—		—
LINTA	35,090	15,952	(11)	17.52	2/28/13	—		—
LINTA	56,259	72,341	(1)	24.06	3/29/14	—		—
LINTA	32,648	97,950	(6)	19.96	12/24/14	—		—
LINTA	—	389,313	(2)	2.91	12/16/15	—		—
LMDIA	393,832	—		21.53	2/28/11	—		—
LMDIA	50,000	—		15.95	7/31/13	—		—
LMDIA	36,000	9,000	(9)	14.53	8/6/14	—		—
LMDIA	45,500	10,500	(10)	17.43	8/2/12	—		—
LMDIA	28,072	12,760	(11)	16.47	2/28/13	—		—
LMDIA	55,825	71,775	(1)	23.32	3/29/14	—		—
LMDIA	32,340	97,028	(6)	25.21	12/24/14	—		—
LMDIA	—	389,462	(2)	17.69	12/16/15	—		—
Stock Awards
LCAPA	—	—		—	—	875	(12)	4,121
LCAPA	—	—		—	—	1,359	(3)	6,401
LCAPA	—	—		—	—	1,592	(7)	7,498
LCAPA	—	—		—	—	43,659	(8)	205,634
LINTA	—	—		—	—	4,375	(12)	13,650
LINTA	—	—		—	—	3,109	(3)	9,700
LINTA	—	—		—	—	9,406	(7)	29,347
LINTA	—	—		—	—	95,742	(8)	298,715

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
LMDIA	—	—		—	—	3,500	(12)	61,180
LMDIA	—	—		—	—	5,416	(3)	94,672
LMDIA	—	—		—	—	6,360	(7)	111,173
LMDIA	—	—		—	—	22,891	(8)	400,135
LMDIA	—	—		—	—	86,259	(2)	1,507,807
David J.A. Flowers
Option Awards
LCAPA	73,843	—		14.74	2/28/11	—		—
LCAPA	10,000	—		10.92	7/31/13	—		—
LCAPA	10,000	2,500	(9)	9.95	8/6/14	—		—
LCAPA	12,181	2,819	(10)	11.93	8/2/12	—		—
LCAPA	6,215	2,827	(11)	11.27	2/28/13	—		—
LCAPA	7,392	9,508	(1)	15.96	3/29/14	—		—
LCAPA	4,284	12,857	(6)	17.26	12/24/14	—		—
LCAPA	—	50,466	(2)	3.57	12/16/15	—		—
LINTA	369,216	—		22.90	2/28/11	—		—
LINTA	50,000	—		16.97	7/31/13	—		—
LINTA	50,000	12,500	(9)	15.46	8/6/14	—		—
LINTA	60,931	14,069	(10)	18.54	8/2/12	—		—
LINTA	31,075	14,133	(11)	17.52	2/28/13	—		—
LINTA	29,792	38,308	(1)	24.06	3/29/14	—		—
LINTA	17,300	51,914	(6)	19.96	12/24/14	—		—
LINTA	—	207,633	(2)	2.91	12/16/15	—		—
LMDIA	295,372	—		21.53	2/28/11	—		—
LMDIA	40,000	—		15.95	7/31/13	—		—
LMDIA	40,000	10,000	(9)	14.53	8/6/14	—		—
LMDIA	48,750	11,250	(10)	17.43	8/2/12	—		—
LMDIA	24,860	11,308	(11)	16.47	2/28/13	—		—
LMDIA	29,575	38,025	(1)	23.32	3/29/14	—		—
LMDIA	17,140	51,424	(6)	25.21	12/24/14	—		—
LMDIA	—	207,712	(2)	17.69	12/16/15	—		—
Stock Awards
LCAPA	—	—		—	—	631	(3)	2,972
LCAPA	—	—		—	—	778	(7)	3,664
LCAPA	—	—		—	—	19,791	(8)	93,216
LINTA	—	—		—	—	1,436	(3)	4,480
LINTA	—	—		—	—	4,603	(7)	14,361
LINTA	—	—		—	—	43,400	(8)	135,408
LMDIA	—	—		—	—	2,504	(3)	43,770
LMDIA	—	—		—	—	3,112	(7)	54,398
LMDIA	—	—		—	—	10,376	(8)	181,372
LMDIA	—	—		—	—	46,005	(2)	804,167

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Albert E. Rosenthaler
Option Awards
LCAPA	25,640	—		12.38	4/1/12	—		—
LCAPA	12,500	—		10.92	7/31/13	—		—
LCAPA	10,000	2,500	(9)	9.95	8/6/14	—		—
LCAPA	12,181	2,819	(10)	11.93	8/2/12	—		—
LCAPA	6,215	2,827	(11)	11.27	2/28/13	—		—
LCAPA	7,392	9,508	(1)	15.96	3/29/14	—		—
LCAPA	4,284	12,857	(6)	17.26	12/24/14	—		—
LCAPA	—	50,466	(2)	3.57	12/16/15	—		—
LINTA	128,200	—		19.25	4/1/12	—		—
LINTA	62,500	—		16.97	7/31/13	—		—
LINTA	50,000	12,500	(9)	15.46	8/6/14	—		—
LINTA	60,931	14,069	(10)	18.54	8/2/12	—		—
LINTA	31,075	14,133	(11)	17.52	2/28/13	—		—
LINTA	29,792	38,308	(1)	24.06	3/29/14	—		—
LINTA	17,300	51,914	(6)	19.96	12/24/14	—		—
LINTA	—	207,633	(2)	2.91	12/16/15	—		—
LMDIA	102,560	—		18.09	4/1/12	—		—
LMDIA	50,000	—		15.95	7/31/13	—		—
LMDIA	40,000	10,000	(9)	14.53	8/6/14	—		—
LMDIA	48,750	11,250	(10)	17.43	8/2/12	—		—
LMDIA	24,860	11,308	(11)	16.47	2/28/13	—		—
LMDIA	29,575	38,025	(1)	23.32	3/29/14	—		—
LMDIA	17,140	51,424	(6)	25.21	12/24/14	—		—
LMDIA	—	207,712	(2)	17.69	12/16/15	—		—
Stock Awards
LCAPA	—	—		—	—	720	(3)	3,391
LCAPA	—	—		—	—	879	(7)	4,140
LCAPA	—	—		—	—	24,310	(8)	114,500
LINTA	—	—		—	—	1,661	(3)	5,182
LINTA	—	—		—	—	5,187	(7)	16,183
LINTA						53,311	(8)	166,330
LMDIA	—	—		—	—	2,872	(3)	50,203
LMDIA	—	—		—	—	3,508	(7)	61,320
LMDIA	—	—		—	—	12,746	(8)	222,800
LMDIA	—	—		—	—	46,005	(2)	804,167
Christopher W. Shean
Option Awards
LCAPA	14,102	—		14.74	9/21/10	—		—
LCAPA	2,820	—		14.74	2/28/11	—		—
LCAPA	12,500	—		10.92	7/31/13	—		—
LCAPA	10,000	2,500	(9)	9.95	8/6/14	—		—
LCAPA	10,556	2,444	(10)	11.93	8/2/12	—		—
LCAPA	7,018	3,190	(11)	11.27	2/28/13	—		—
LCAPA	7,392	9,508	(1)	15.96	3/29/14	—		—
LCAPA	4,284	12,857	(6)	17.26	12/24/14	—		—
LCAPA	—	50,466	(2)	3.57	12/16/15	—		—

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
LINTA	70,510	—		22.90	9/21/10	—		—
LINTA	14,102	—		22.90	2/28/11	—		—
LINTA	62,500	—		16.97	7/31/13	—		—
LINTA	50,000	12,500	(9)	15.46	8/6/14	—		—
LINTA	52,806	12,194	(10)	18.54	8/2/12	—		—
LINTA	35,090	15,952	(11)	17.52	2/28/13	—		—
LINTA	29,792	38,308	(1)	24.06	3/29/14	—		—
LINTA	17,300	51,914	(6)	19.96	12/24/14	—		—
LINTA	—	207,633	(2)	2.91	12/16/15	—		—
LMDIA	56,408	—		21.53	9/21/10	—		—
LMDIA	11,280	—		21.53	2/28/11	—		—
LMDIA	50,000	—		15.95	7/31/13	—		—
LMDIA	40,000	10,000	(9)	14.53	8/6/14	—		—
LMDIA	42,250	9,750	(10)	17.43	8/2/12	—		—
LMDIA	28,072	12,760	(11)	16.47	2/28/13	—		—
LMDIA	29,575	38,025	(1)	23.32	3/29/14	—		—
LMDIA	17,140	51,424	(6)	25.21	12/24/14	—		—
LMDIA	—	207,712	(2)	17.69	12/16/15	—		—
Stock Awards
LCAPA	—	—		—	—	875	(12)	4,121
LCAPA	—	—		—	—	848	(3)	3,994
LCAPA	—	—		—	—	879	(7)	4,140
LCAPA	—	—		—	—	22,050	(8)	103,856
LINTA	—	—		—	—	4,375	(12)	13,650
LINTA	—	—		—	—	1,943	(3)	6,062
LINTA	—	—		—	—	5,187	(7)	16,183
LINTA	—	—		—	—	48,356	(8)	150,871
LMDIA	—	—		—	—	3,500	(12)	61,180
LMDIA	—	—		—	—	3,384	(3)	59,152
LMDIA	—	—		—	—	3,508	(7)	61,320
LMDIA	—	—		—	—	11,561	(8)	202,086
LMDIA	—	—		—	—	46,005	(2)	804,167

(1)
Vests quarterly (based on original amount of grant) over 4 years from March 29, 2007 grant date.

(2)
Vests quarterly (based on original amount of grant) over 4 years from December 16, 2008 grant date.

(3)
Vests quarterly (based on original amount of grant) over 3 years from December 15, 2006 grant date.

(4)
Vests quarterly (based on original amount of grant) over 4 years from November 8, 2005 grant date.

(5)
Vests quarterly (based on original amount of grant) over 4 years from March 2, 2006 grant date.

(6)
Vests quarterly (based on original amount of grant) over 4 years from December 24, 2007 grant date.

(7)
Vests quarterly (based on original amount of grant) over 3 years from December 15, 2007 grant date.

(8)
Vests quarterly (based on original amount of grant) over 3 years from December 12, 2008 grant date.

(9)
Vests on August 6, 2009.

(10)
Vests on August 2, 2009.

(11)
Vests quarterly (based on original amount of grant) over 4 years from February 28, 2006 grant date.

(12)
Vests quarterly (based on original amount of grant) over 5 years from August 2, 2005 grant date.

Option Exercises and Stock Vested

        The following table sets forth information regarding the exercise of vested options and the vesting of restricted stock held by Liberty Media's named executive officers, in each case, during the year ended December 31, 2008.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)(1)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
John C. Malone
LCAPA	10,000	20,800	4,224	50,899
LCAPB	90,000	155,700	—	—
LINTA	—	—	9,692	118,145
LMDIA	—	—	16,896	381,723
Gregory B. Maffei
LCAPA	—	—	7,960	95,918
LINTA	—	—	31,816	387,837
LMDIA	—	—	31,852	719,616
Charles Y. Tanabe
LCAPA	—	—	2,640	44,285
LINTA	—	—	10,300	126,359
LMDIA	—	—	10,588	227,642
David J.A Flowers
LCAPA	—	—	1,008	12,146
LINTA	—	—	3,728	45,444
LMDIA	—	—	4,052	91,545
Albert E. Rosenthaler
LCAPA	—	—	1,152	13,882
LINTA	—	—	4,244	51,734
LMDIA	—	—	4,624	104,468
Christopher W. Shean
LCAPA	—	—	1,780	33,922
LINTA	—	—	7,024	86,425
LMDIA	—	—	7,136	149,653

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

Nonqualified Deferred Compensation Plans

        The following table sets forth information regarding the nonqualified deferred compensation plans in which Liberty Media's named executive officers participated during the year ended December 31, 2008. Liberty Media's named executive officers, other than Mr. Malone, participate in the 2006 Deferred Compensation Plan. See "Executive Compensation—Executive Compensation Arrangements—2006 Deferred Compensation" for more information. Mr. Malone's deferred compensation arrangements are described under "Executive Compensation—Executive Compensation Arrangements—Malone Employment Agreement."

Name	Executive contributions in 2008 ($)	Registrant contributions in 2008 ($)	Aggregate earnings in 2008 ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/08 ($)(2)
John C. Malone	—	—	2,476,722	—	22,377,810
Gregory B. Maffei	1,825,000	—	190,691	—	2,538,062
Charles Y. Tanabe	584,212	—	63,085	—	913,547
David J.A. Flowers	305,379	—	37,926	—	558,719
Albert E. Rosenthaler	146,000	—	15,402	—	259,317
Christopher W. Shean	104,055	—	12,021	—	181,353

(1)
Of these amounts, the following were reported in the "Summary Compensation" table as above-market earnings that were credited to the named executive officer's deferred compensation account during 2008:

Name	Amount ($)
John C. Malone	239,110
Gregory B. Maffei	41,937
Charles Y. Tanabe	13,860
David J.A. Flowers	8,331
Albert E. Rosenthaler	3,377
Christopher W. Shean	2,640
(2)
In Liberty Media's prior year proxy statements, Liberty Media reported the following above-market earnings that were credited as interest to the applicable officer's deferred compensation accounts during the years reported:

	Amount ($)
Name	2007	2006	2005
John C. Malone	214,323	192,186	1,734,298
Gregory B. Maffei	4,875	—	—
Charles Y. Tanabe	2,450	—	—
David J.A. Flowers	1,196	—	—
Albert E. Rosenthaler	907	—	—
Christopher W. Shean	605	—	—

Potential Payments Upon Termination or Change-in-Control

        The following table sets forth the potential payments to Liberty Media's named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2008. The actual amounts may be different at the time of termination due to various factors. In addition, Liberty Media may enter into new arrangements or modify these arrangements from time to time.

        The amounts provided in the tables are based on the closing market prices on December 31, 2008 for each series of Liberty Media common stock then-outstanding: LMDIA—$17.48, LMDIB—$17.23, LINTA—$3.12, LINTB—$2.99, LCAPA—$4.71 and LCAPB—$4.65. The value of options and SARs shown in the tables is based on the spread between the exercise or base price of the award and the applicable closing market price. The value of the restricted stock shown in the tables is based on the applicable closing market price and the number of shares vested.

        Each of Liberty Media's named executive officers has received awards and payments under the 2000 Incentive Plan and the 2007 Incentive Plan, and each of Liberty Media's named executive officers is eligible to participate in Liberty Media's deferred compensation plans. Additionally, each of Messrs. Malone and Maffei is entitled to certain payments upon termination under his respective employment arrangement. See "Executive Compensation—Executive Compensation Arrangements."

        Set forth below is a description of the circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout:

        Voluntary Termination.    Under the equity incentive plans, each named executive officer would only have a right to the equity grants which vested prior to his termination date.

        Under the 2006 deferred compensation plan, Liberty Media does not have an acceleration right to pay out account balances to the participants upon this type of termination. For purposes of the tabular presentation below, we have assumed that Liberty Media was permitted to make payments to the executive officers in accordance with their respective standing elections under the plans, subject to compliance with Section 409A of the Code.

        Termination for Cause.    All equity grants (whether vested or unvested) under the equity incentive plans would be forfeited by any named executive officer who is terminated for "cause." The equity incentive plans define "cause" as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), "cause" means a felony conviction for fraud, misappropriation or embezzlement.

        No immediate distributions under the 2006 deferred compensation plan are permitted as a result of this type of termination (other than pursuant to the compensation committee's right to distribute out certain de minimus amounts in an officer's deferred compensation account).

        Termination Without Cause.    Certain of the employment agreements and arrangements provide for benefits in the case of termination by Liberty Media not for cause. See "Executive Compensation—Executive Compensation Arrangements" above. Pursuant to the equity incentive plans and the related award agreements, if a named executive officer were terminated without cause, in addition to his vested equity awards, he would be entitled to vesting in full with respect to any outstanding options or SARs that would have vested during the calendar year in which the termination occurs and the lapse of restrictions with respect to any restricted share awards that would have vested during such calendar year.

        No immediate distributions under the 2006 deferred compensation plan are permitted as a result of this type of termination (other than pursuant to the compensation committee's right to distribute out certain de minimus amounts in an officer's deferred compensation account).

        Death.    In the event of death, the equity incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share awards.

        No amounts are shown for payments pursuant to life insurance policies, which Liberty Media makes available to all its employees.

        The beneficiary of a deceased executive has the option to accelerate distributions under the 2006 deferred compensation plan (which option is assumed to have been exercised for purposes of the tabular presentation below).

        Disability.    In the event of a disability, which is generally the inability to perform gainful activity for at least 12 months, the equity incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share awards.

        No amounts are shown for payments pursuant to short-term and long-term disability policies, which Liberty Media makes available to all its employees.

        A disabled executive has the option to accelerate distributions under the 2006 deferred compensation plan (which option is assumed to have been exercised for purposes of the tabular presentation below).

        Termination After a Change in Control.    In case of a change in control, the incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share awards. A change in control is generally defined as:

  •
  The acquisition of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of Liberty Media ordinarily having the right to vote in the election of directors.

  •
  Any non-exempt person purchases Liberty Media common stock pursuant to a tender offer or exchange offer, without the prior consent of the Liberty Media board.

  •
  The individuals constituting the Liberty Media board over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

  •
  Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of Liberty Media immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

        In the case of a change in control described in the last bullet point, Liberty Media's incentive plan committee may determine to not accelerate the existing equity awards if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed no such determination was made.

        The 2006 deferred compensation plan provides Liberty Media's compensation committee with the option of terminating the plan within 12 months of a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below.

Benefits Payable Upon Termination or Change in Control

Name	Voluntary Termination ($)		Termination for Cause ($)	Termination Without Cause ($)		Death ($)		Disability ($)		After a Change in Control ($)
John C. Malone
Lump Sum Severance(1)	—		—	13,000		—		13,000		—
Installment Severance Plan(2)	39,290,251		39,290,251	39,290,251		39,290,251		39,290,251		39,290,251
1993 Deferred Compensation Arrangement(3)	4,820,450		4,820,450	4,820,450		2,401,273		4,820,450		4,820,450
1982 Deferred Compensation Arrangement(4)	56,835,905		56,835,905	56,835,905		20,213,484		56,835,905		56,835,905
Options/SARs	—	(5)	—	—	(5)	668,829	(6)	668,829	(6)	668,829	(6)
Restricted Stock	—		—	—		5,663,598	(6)	5,663,598	(6)	5,663,598	(6)

Total	100,946,606		100,946,606	100,959,606		68,237,435		107,292,033		107,279,033

Gregory B. Maffei
Severance(7)	—		—	1,500,000		1,500,000		1,500,000		1,500,000
Deferred Compensation	2,538,062		2,538,062	2,538,062		2,538,062	(8)	2,538,062	(8)	2,538,062	(8)
Options/SARs	1,349,990	(5)	—	2,055,436	(9)	2,473,454	(6)	2,473,454	(6)	2,473,454	(6)
Restricted Stock	—		—	4,794,049	(9)	10,108,020	(6)	10,108,020	(6)	10,108,020	(6)

Total	3,888,052		2,538,062	10,887,547		16,619,536		16,619,536		16,619,536

Charles Y. Tanabe
Deferred Compensation	913,547		913,547	913,547		913,547	(8)	913,547	(8)	913,547	(8)
Options/SARs	213,328	(5)	—	213,328	(5)	442,918	(6)	442,918	(6)	442,918	(6)
Restricted Stock	—		—	—		2,750,033	(6)	2,750,033	(6)	2,750,033	(6)

Total	1,126,875		913,547	1,126,875		4,106,498		4,106,498		4,106,498

David J.A Flowers
Deferred Compensation	558,719		558,719	558,719		558,719	(8)	558,719	(8)	558,719	(8)
Options/SARs	206,746	(5)	—	206,746	(5)	349,364	(6)	349,364	(6)	349,364	(6)
Restricted Stock	—		—	—		1,337,809	(6)	1,337,809	(6)	1,337,809	(6)

Total	765,465		558,719	765,465		2,245,892		2,245,892		2,245,892

Albert E. Rosenthaler
Deferred Compensation	259,317		259,317	259,317		259,317	(8)	259,317	(8)	259,317	(8)
Options/SARs	222,046	(5)	—	222,046	(5)	364,664	(6)	364,664	(6)	364,664	(6)
Restricted Stock	—		—	—		1,448,217	(6)	1,448,217	(6)	1,448,217	(6)

Total	481,363		259,317	481,363		2,072,198		2,072,198		2,072,198

Christopher W. Shean
Deferred Compensation	181,353		181,353	181,353		181,353	(8)	181,353	(8)	181,353	(8)
Options/SARs	224,965	(5)	—	224,965	(5)	368,974	(6)	368,974	(6)	368,974	(6)
Restricted Stock	—		—	—		1,490,783	(6)	1,490,783	(6)	1,490,783	(6)

Total	406,318		181,353	406,318		2,041,110		2,041,110		2,041,110

(1)
Under Mr. Malone's employment agreement, if his employment had been terminated, as of December 31, 2008, at Liberty Media's election (other than for death or cause), he would have been entitled to a lump sum severance payment of $13,000 payable upon termination, which is equal to five years' of his current annual salary of $2,600. See "Executive Compensation—Executive Compensation Arrangements—Malone Employment Agreement" above.

(2)
Under Mr. Malone's employment agreement, if his employment had been terminated, as of December 31, 2008, for any reason, he (or, in the event of his death, his beneficiaries) would have been entitled to 240 consecutive monthly installment severance payments commencing January 1, 2009. As described above,

  Mr. Malone's employment agreement was recently amended to accelerate these payments in exchange for a discounted, fixed payment schedule, which provided for interest to accrue through January 31, 2009 only. The number included in the table represents the aggregate amount of these payments (i.e., 240 times the actual monthly payment amount that Mr. Malone began receiving in February 2009). With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone's compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. See "Executive Compensation—Executive Compensation Arrangements—Malone Employment Agreement" above.

(3)
Under Mr. Malone's 1993 deferred compensation arrangement, had Mr. Malone's employment been terminated for any reason (other than death), as of December 31, 2008, he would have been entitled to 240 consecutive monthly payments of his deferred compensation, plus interest, commencing January 1, 2009. As described above, Mr. Malone's employment agreement was recently amended to accelerate these payments and to provide for a fixed payment schedule. The number included in the table represents the aggregate amount of these payments (i.e., 240 times the actual monthly payment amount that Mr. Malone began receiving in February 2009). With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone's compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. If Mr. Malone's employment had been terminated, as of December 31, 2008, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See "Executive Compensation—Executive Compensation Arrangements—Malone Employment Agreement" above.

(4)
Under Mr. Malone's 1982 deferred compensation arrangement, had Mr. Malone's employment been terminated for any reason (other than death), as of December 31, 2008, he would have been entitled to 240 consecutive monthly payments of his deferred compensation, plus interest, commencing January 1, 2009. As described above, Mr. Malone's employment agreement was recently amended to accelerate these payments and to provide for a fixed payment schedule. The number included in the table represents the aggregate amount of these payments (i.e., 240 times the actual monthly payment amount that Mr. Malone began receiving in February 2009). With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone's compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his previous employment agreement. If Mr. Malone's employment had been terminated, as of December 31, 2008, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See "Executive Compensation—Executive Compensation Arrangements—Malone Employment Agreement" above.

(5)
Based on the number of vested options and SARs held by each named executive officer at year-end. For more information, see the "Outstanding Equity Awards at Fiscal Year-End" table above.

(6)
Based on (i) the number of vested options and SARs and (ii) the number of unvested options and SARs and the number of shares of restricted stock, in each case, held by each named executive officer at year-end. For more information, see the "Outstanding Equity Awards at Fiscal Year-End" table above.

(7)
If Mr. Maffei's employment had been terminated at Liberty Media's election for any reason (other than cause), as of December 31, 2008, he would have been entitled to receive $1,500,000 (which consists of 18 months of his base salary). See "Executive Compensation—Executive Compensation Arrangements—Maffei Employment Arrangement" above.

(8)
Under these circumstances (and subject to the assumptions described above), the named executive officer would receive an immediate distribution of the balance of his deferred compensation account (rather than receiving distributions under the plan in accordance with the elections previously filed by such named executive officer).

(9)
Based on (i) the number of vested options and SARs held by Mr. Maffei at year-end and (ii) the number of unvested options and SARs and the number of shares of restricted stock held by Mr. Maffei that were unvested at year-end but would vest during his 18-month severance period (January 1, 2009 through June 30, 2010), pursuant to his employment arrangements. See "Executive Compensation—Executive Compensation Arrangements—Maffei Employment Arrangements" above and the "Outstanding Equity Awards at Fiscal Year-End" table above.

Compensation of Directors

Nonemployee Directors

        Director Fees.    Prior to April 1, 2008, each of Liberty Media's directors who was not an employee of Liberty Media was paid an annual fee of $52,500 (which we refer to as the director fee). On and following April 1, 2008, the director fee was increased to $54,350. The chairman of the audit committee of the Liberty Media board and each other member of that committee is paid an additional annual fee of $20,000 and $10,000, respectively. With respect to Liberty Media's executive committee, compensation committee, Section 16 exemption committee and nominating and corporate governance committee, each member thereof who is not an employee of Liberty Media receives an additional annual fee of $5,000 for his participation on each such committee, except that any committee member who is also the chairman of that committee instead receives an additional annual fee of $10,000 for his participation on that committee. Director fees are payable quarterly in arrears in cash or, at the election of the director, in shares of Liberty Media common stock. Fees for participation on committees are payable quarterly in arrears in cash only.

        Equity Incentive Plan.    The Liberty Media Corporation 2002 Nonemployee Director Incentive Plan (As Amended and Restated Effective August 15, 2007) (the Liberty Media director plan) is administered by Liberty Media's entire board of directors. The Liberty Media board has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The Liberty Media director plan is designed to provide Liberty Media's non-employee directors with additional remuneration for services rendered, to encourage their investment in Liberty Media common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of Liberty Media. The Liberty Media board may grant non-qualified stock options, SARs, restricted shares, stock units and cash awards or any combination of the foregoing under the Liberty Media director plan (collectively, director awards).

        The maximum number of shares of Liberty Media common stock with respect to which awards may be issued under the Liberty Media director plan is 2,569,000, subject to anti-dilution and other adjustment provisions of the respective plans. Shares of Liberty Media common stock issuable pursuant to awards made under the Liberty Media director plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by Liberty Media.

        Director Options.    Pursuant to the Liberty Media director plan, on December 16, 2008, the Liberty Media board granted (the annual director grant) each of the nonemployee directors options to purchase (i) 3,800 shares of Series A Liberty Capital common stock at an exercise price equal to $3.57, which was the closing price of such stock on the grant date, (ii) 16,000 shares of Series A Liberty Interactive common stock at an exercise price equal to $2.91, which was the closing price of such stock on the grant date, and (iii) 11,600 shares of Series A Liberty Entertainment common stock at an exercise price equal to $17.69, which was the closing price of such stock on the grant date. The grant date fair value of these options for each director was $0.97, $0.94 and $4.09, respectively. These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and will terminate without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. The options will, upon becoming exercisable, be exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director (or, if the grantee dies within that period, until the first business day following the expiration of the one-year period beginning on the date of the grantee's death).

        In connection with his election to the Liberty Media board, as of August 13, 2008, Dr. Evan Malone received a grant of options under the Liberty Media director plan to purchase (i) 685 LCAPA shares at an exercise price equal to $15.81, which was the closing price of such stock on the grant date, (ii) 3,680 LINTA shares at an exercise price equal to $13.69, which was the closing price of such stock on the grant date, and (iii) 2,470 LMDIA shares at an exercise price equal to $26.30, which was the closing price of such stock on the grant date. The grant date fair value of these options was $3.63, $3.67 and $5.68, respectively. Except as described above, these options are subject to the same terms and conditions as the annual director grant.

Robert R. Bennett

        Employment Agreement.    Pursuant to an employment agreement Liberty Media entered into with Robert R. Bennett when he retired as the former President and Chief Executive Officer, Mr. Bennett remained employed by Liberty Media during 2007 and the first quarter of 2008 at a base salary of $500,000 per annum. Also through March 31, 2008, he was entitled to office support services and to use of Liberty Media's New York City apartment. From April 1, 2008 through March 27, 2009 (the date on which Mr. Bennett's employment with Liberty Media terminated), Mr. Bennett was entitled to receive a base salary at the rate of $3,000 per annum and an additional amount of cash compensation based on the hours of service he provided to Liberty Media. Mr. Bennett was also entitled to continue his participation in Liberty Media's savings and welfare benefit plans and programs, subject to the terms and conditions of those plans. Mr. Bennett's employment agreement further provided for the payment of severance upon termination of employment following his death or disability. In either such event, Mr. Bennett or his beneficiaries would have been entitled to receive, in a lump sum, his salary through his scheduled termination date of August 31, 2014 (calculated on the basis of $3,000 per annum). Under Mr. Bennett's employment agreement, Liberty Media did not have the right to terminate Mr. Bennett other than for death, disability or "cause."

        Termination Agreement.    On March 27, 2009, Mr. Bennett entered into a termination agreement with Liberty Media pursuant to which he voluntarily terminated his employment agreement. Pursuant to the termination agreement, Liberty Media accelerated Mr. Bennett's stock incentive awards and paid Mr. Bennett $38,513 for services that had been rendered at the request of Liberty Media. Mr. Bennett waived his rights to any severance benefits but remains entitled to continue his participation in Liberty Media's health and welfare benefit plans and programs (subject to the terms and conditions of those plans) through August 31, 2014.

        Deferred Compensation.    In connection with Mr. Bennett's employment with the company, Liberty Media entered into three separate deferred compensation arrangements with him. In 2004, Liberty Media's compensation committee awarded Mr. Bennett an annual bonus of $1,000,000 to be credited to a deferred compensation account and determined to credit the account with an 8% per annum investment return, compounded quarterly. Also in 2004, the compensation committee determined to credit quarterly compensation payments in the amount of $12,500 to a deferred compensation account through the first quarter of 2006 and determined to credit the account with an 8% per annum investment return, compounded quarterly. In 2005, Liberty Media's compensation committee awarded Mr. Bennett a bonus of $1,000,000 to be credited to a deferred compensation account and determined to credit the account with an 8% per annum investment return, compounded quarterly. The amount in these accounts, including the investment return accrued thereon through March 31, 2008, was paid to Mr. Bennett within ten business days following March 31, 2008. Liberty Media owes Mr. Bennett no further obligations under these deferred compensation arrangements.

        Annual Option Grant.    On December 16, 2008, concurrent with the annual director grant to the nonemployee directors, Mr. Bennett received a grant of options to purchase (i) 3,800 shares of Series A Liberty Capital common stock at an exercise price equal to $3.57, which was the closing price of such stock on the grant date, (ii) 16,000 shares of Series A Liberty Interactive common stock at an exercise price equal to $2.91, which was the closing price of such stock on the grant date, and (iii) 11,600 shares of Series A Liberty Entertainment common stock at an exercise price equal to $17.69, which was the closing price of such stock on the grant date. The grant date fair value of these options for each director was $0.97, $0.94 and $4.09, respectively. These options are subject to the same terms and conditions as the annual director grant, except that they were issued under the 2007 Incentive Plan rather than the Liberty Media director plan.

        Other.    In connection with the execution of the Merger Agreement, Liberty Media and LEI entered into a letter agreement with Mr. Bennett pursuant to which in exchange for Mr. Bennett agreeing, among other things, to (i) forbear from exercising his Liberty Entertainment stock options for a specified period and (ii) standstill and transfer restrictions with respect to his equity interests in Liberty Entertainment common stock prior to the split-off and LEI common stock following the split-off, Mr. Bennett received an initial option grant together with the right to receive certain future grants. For more information regarding this letter agreement, see "Certain Relationships and Related Transactions—DTVG Business Combination—Bennett Letter" below.

Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Nonqualified Deferred Compensation Earnings ($)		All other compensation ($)		Total ($)
Robert R. Bennett	—		—	76,833	33,528	(4)	152,651	(5)	263,012
Donne F. Fisher	88,887	(7)	—	105,488	—		—		194,375
Paul A. Gould	88,887		—	105,488	—		—		194,375
Evan D. Malone	20,381	(7)	—	12,518	—		—		32,899
David E. Rapley	73,887		—	105,488	—		12,399	(6)	191,774
M. LaVoy Robison	73,887		—	105,488	—		—		179,375
Larry E. Romrell	63,887	(7)	—	105,488	—		12,399	(6)	181,774

(1)
John C. Malone and Gregory B. Maffei, each of whom is a director of Liberty Media and a named executive officer, received no compensation for serving as directors of Liberty Media during 2008.

(2)
The dollar amounts recognized for financial statement purposes have been calculated in accordance with FAS 123R. For a description of the assumptions applied in these calculations, see Note 16 to Liberty Media's consolidated financial statements for the year ended December 31, 2008 (which are included in Liberty Media's Annual Report on Form 10-K as filed with the SEC on February 27, 2009 as amended by Amendment No. 1 to the Form 10-K filed on April 29, 2009).

(3)
As of December 31, 2008, Liberty Media's directors (other than Messrs. Malone and Maffei, whose stock incentive awards are listed in "Outstanding Equity Awards at Fiscal Year-End" above) held the following stock incentive awards:

	Robert R. Bennett		Donne F. Fisher	Paul A. Gould	Evan D. Malone	David E. Rapley	M. LaVoy Robison	Larry E. Romrell
Stock Options
LCAPA	5,450		8,260	8,698	4,485	8,260	8,260	8,260
LCAPB	833,993	(a)	—	—	—	—	—	—
LINTA	22,400		35,610	37,798	19,680	35,610	35,610	35,610
LINTB	4,169,963	(b)	—	—	—	—	—	—
LMDIA	18,200		29,440	31,192	14,070	29,440	29,440	29,440
LMDIB	3,335,972	(c)	—	—	—	—	—	—
SARs
LCAPA	100,000		1,650	1,650	—	1,650	1,650	1,650
LINTA	500,000		8,250	8,250	—	8,250	8,250	8,250
LMDIA	400,000		6,600	6,600	—	6,600	6,600	6,600

  (a)
  Options may be exercised, at the option of the holder, for shares of LCAPA instead of LCAPB.

  (b)
  Options may be exercised, at the option of the holder, for shares of LINTA instead of LINTB.

  (c)
  Options may be exercised, at the option of the holder, for shares of LMDIA instead of LMDIB.

(4)
Reflects the above-market earnings credited during 2008 to the deferred compensation accounts of Mr. Bennett. See "—Compensation of Directors—Robert R. Bennett" above.

(5)
Consists of (i) $129,162 in salary, (ii) $23,000 of matching contributions made by Liberty Media to the Liberty 401(k) Savings Plan and (iii) $489 in life insurance premiums paid by Liberty Media on behalf of Mr. Bennett, in all cases as a result of Mr. Bennett serving as an employee of Liberty Media during 2008. Mr. Bennett ceased to be an employee of Liberty Media on March 27, 2009. See "—Compensation of Directors—Robert R. Bennett" above.

(6)
Represents health insurance premiums paid by Liberty Media for the benefit of Mr. Rapley and Mr. Romrell.

(7)
Includes $22,327, $6,780 and $15,621 paid in Liberty Media common stock to Mr. Fisher, Mr. Malone and Mr. Romrell, respectively.

Equity Compensation Plan Information

        The following table provides certain information regarding Liberty Media's equity compensation plans, as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders:
Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective February 22, 2007):			36,976,000
LCAPA	2,387,526	$13.79
LCAPB	1,408,263	$15.20
LINTA	18,514,448	$20.18
LINTB	7,491,314	$23.41
LMDIA	9,285,988	$20.14
LMDIB	5,993,052	$21.57
Liberty Media Corporation 2002 Nonemployee Director Incentive Plan (As Amended and Restated Effective August 15, 2007):			2,156,000
LCAPA	58,475	$9.43
LCAPB	—	—
LINTA	258,181	$12.45
LINTB	—	—
LMDIA	208,430	$19.69
LMDIB	—	—
Liberty Media Corporation 2007 Incentive Plan			27,765,000
LCAPA	1,584,869	$6.43
LCAPB	—	—
LINTA	12,587,959	$11.11
LINTB	—	—
LMDIA	6,483,335	$19.23
LMDIB	—	—
Equity compensation plans not approved by security holders—None

Total:
LCAPA	4,030,870

LCAPB	1,408,263

LINTA	31,360,588

LINTB	7,491,314

LMDIA	15,977,753

LMDIB	5,993,052

			66,897,000

(1)
Each plan permits grants of, or with respect to, shares of any series of Liberty Media common stock, subject to a single aggregate limit.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table sets forth information, to the extent known by Liberty Media or ascertainable from public filings, concerning shares of Liberty Media common stock beneficially owned by each person or entity (excluding any of Liberty Media's directors and executive officers) known by Liberty Media to own more than five percent of the outstanding shares of any series of Liberty Media common stock.

        The security ownership information is given as of March 31, 2009, and, in the case of percentage ownership information, is based upon (1) 89,874,323 LCAPA shares, (2) 6,024,724 LCAPB shares, (3) 566,724,594 LINTA shares, (4) 29,402,423 LINTB shares, (5) 494,597,535 LMDIA shares and (6) 23,705,487 LMDIB shares, in each case, outstanding on that date.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class (%)	Voting Power (%)
Capital Research and Management Company	LCAPA	7,174,145	(1)	8.0	2.1
333 South Hope Street	LCAPB	—		—
Los Angeles, CA 90071	LINTA	—		—
	LINTB	—		—
	LMDIA	28,696,580	(1)	5.8
	LMDIB	—		—
Southeastern Asset Management, Inc.	LCAPA	—		—
6410 Poplar Ave., Suite 900	LCAPB	—		—
Memphis, TN 38119	LINTA	101,817,724	(2)	18.0	12.4
	LINTB	—		—
	LMDIA	114,040,792	(3)	23.1
	LMDIB	—		—
Longleaf Partners Fund	LCAPA	—		—	4.5
c/o Southeastern Asset Management, Inc.	LCAPB	—		—
6410 Poplar Ave., Suite 900	LINTA	38,289,181	(2)	6.8
Memphis, TN 38119	LINTB	—		—
	LMDIA	40,459,818	(3)	8.2
	LMDIB	—		—
The Growth Fund of America, Inc.	LCAPA	—		—	2.2
333 South Hope Street	LCAPB	—		—
Los Angeles, CA 90071	LINTA	38,167,500	(4)	6.8
	LINTB	—		—
	LMDIA	—		—
	LMDIB	—		—
ClearBridge Advisors, LLC	LCAPA	10,252,032	(5)	11.4	2.2
399 Park Avenue	LCAPB	—		—
New York, NY 10022	LINTA	27,439,601	(6)	4.9
	LINTB	—		—
	LMDIA	—		—
	LMDIB	—		—

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class (%)	Voting Power (%)
Dodge & Cox	LCAPA	—		—	3.3
555 California Street, 40th Floor	LCAPB	—		—
San Francisco, CA 94104	LINTA	57,920,441	(7)	10.2
	LINTB	—		—
	LMDIA	—		—
	LMDIB	—		—
Comcast QVC, Inc.	LCAPA	5,000,000	(8)	5.6	0.3
	LCAPB	—		—
	LINTA	—		—
	LINTB	—		—
	LMDIA	—		—
	LMDIB	—		—

(1)
The number of shares of LCAPA is based upon the Schedule 13G/A, dated February 10, 2006, filed by Capital Research and Management Company (CRMC) with respect to the Series A common stock of Liberty Media's predecessor issuer, Old Liberty. The figures included in the Schedule 13G/A have been adjusted to reflect (i) the May 9, 2006 restructuring of Old Liberty, pursuant to which Liberty Media became the new publicly traded parent company of Old Liberty and all of the outstanding shares of Old Liberty common stock were exchanged for shares of Liberty Capital common stock and Liberty Interactive common stock (the restructuring) and (ii) the reclassification in March 2008. CRMC, as a result of acting as investment adviser to various investment companies, is deemed to be the beneficial owner of (i) 7,174,145 shares of LCAPA and (ii) 28,696,580 shares of LMDIA, but disclaims beneficial ownership pursuant to Rule 13d-4. As per the adjustment to the Schedule 13G/A figures, CRMC is estimated to have sole voting power over (i) 2,241,395 shares of LCAPA and (ii) 8,965,580 shares of LMDIA. With respect to its shares of LINTA, CRMC has filed a Schedule 13G/A dated February 13, 2008 which states that CRMC manages assets subject to reporting on Schedule 13G through two investment divisions, Capital Research Global Investors and Capital World Investors. These divisions make independent investment and proxy voting decisions and have begun filing separate ownership reports on Schedule 13G. See footnotes (5) and (6) below.

(2)
The number of shares of LINTA is based upon the Amendment No. 4 to Schedule 13G, dated February 6, 2009, filed by Southeastern Asset Management, Inc. (Southeastern) an investment advisor, Longleaf Investment Partners (Longleaf), an investment company of which Southeastern is the investment advisor, and O. Mason Hawkins, Chairman of the Board and CEO of Southeastern, with respect to shares of LINTA. All of the 101,817,724 shares of LINTA covered by the Schedule 13G/A are owned by Southeastern's investment advisory clients and none is owned directly or indirectly by Southeastern. Mr. Hawkins could be deemed to be a controlling person of Southeastern but disclaims the existence of such control. Mr. Hawkins does not own directly or indirectly any securities covered by the Schedule 13G/A. Southeastern and Mr. Hawkins disclaim beneficial ownership of the shares covered by the Schedule 13G/A pursuant to Rule 13d-4. The Schedule 13G/A states that Southeastern has sole voting power over 52,097,502 shares of LINTA, shared voting power over 38,289,181 shares of LINTA and no voting power over 11,431,041 shares of LINTA. Longleaf has shared voting power over 38,289,181 shares.

(3)
The number of shares of LMDIA is based upon the Amendment No. 2 to Schedule 13G, dated February 6, 2009, filed by Southeastern, Longleaf and O. Mason Hawkins with respect to shares of LMDIA. All of the 114,040,792 shares of LMDIA reported by Southeastern in the

  Schedule 13G/A are owned by Southeastern's investment advisory clients and none is owned directly or indirectly by Southeastern. Mr. Hawkins could be deemed to be a controlling person of Southeastern but disclaims the existence of such control. Mr. Hawkins does not own directly or indirectly any securities covered by the Schedule 13G/A. Southeastern and Mr. Hawkins disclaim beneficial ownership of the shares covered by the Schedule 13G/A pursuant to Rule 13d-4. The Schedule 13G/A states that Southeastern has sole voting power over 63,149,742 shares of LMDIA, shared voting power over 40,459,818 shares of LMDIA and no voting power over 10,431,232 shares of LMDIA. Longleaf has shared voting power over 34,105,000 shares of LMDIA.

(4)
The number of shares of LINTA is based upon the Schedule 13G/A, dated December 10, 2007, filed by The Growth Fund of America, an investment company, with respect to shares of LINTA. The Schedule 13G/A states that The Growth Fund has sole voting power over 38,167,500 shares of LINTA. The Schedule 13G/A also states that The Growth Fund is advised by CRMC and an agreement between The Growth Fund and CRMC on the joint filing of Schedule 13G is filed as an exhibit.

(5)
The number of shares of LCAPA is based on the Schedule 13G/A filed on February 13, 2009 by ClearBridge Advisors, LLC, an investment advisor (ClearBridge). The Schedule 13G states that ClearBridge has sole voting power over 7,195,192 shares of LCAPA.

(6)
The number of shares of LINTA is based upon the Schedule 13G/A, dated February 10, 2009, filed by ClearBridge with respect to shares of LINTA. The Schedule 13G/A states that ClearBridge has sole voting power over 19,600,089 shares of LINTA.

(7)
The number of shares of LINTA is based upon the Schedule 13G/A, dated February 10, 2009, filed by Dodge & Cox respect to shares of LINTA. The Schedule 13G states that the aggregate amount of shares of LINTA beneficially owned by Dodge & Cox is 57,920,441. Dodge & Cox has sole voting power over 54,304,016 shares of LINTA and shared voting power over 168,275 shares of LINTA.

(8)
The number of shares of LCAPA is based upon the Schedule 13G, dated February 17, 2009, filed by Comcast QVC, Inc. (Comcast QVC), Comcast Programming Holdings, Inc. (Comcast Programming), Comcast Holdings Corporation (Comcast Holdings) and Comcast Corporation (Comcast) with respect to shares of LCAPA. The Schedule 13G states each of Comcast QVC, Comcast Programming, Comcast Holdings and Comcast have shared voting power over 5,000,000 shares of LCAPA. The Schedule 13G states that Comcast QVC is a direct wholly-owned subsidiary of Comcast Programming, which is a direct, wholly-owned subsidiary of Comcast Holdings, which is a direct, wholly-owned subsidiary of Comcast.

Security Ownership of Management

        The following table sets forth information with respect to the ownership by each of Liberty Media's directors and each of Liberty Media's named executive officers and by all of Liberty Media's directors and named executive officers as a group of shares of LCAPA, LCAPB, LINTA, LINTB, LMDIA and LMDIB. The security ownership information is given as of March 31, 2009, and, in the case of percentage ownership information, is based upon (1) 89,874,323 LCAPA shares, (2) 6,024,724 LCAPB shares, (3) 566,724,594 LINTA shares, (4) 29,402,423 LINTB shares, (5) 494,597,535 LMDIA shares, and (6) 23,705,487 LMDIB shares, in each case outstanding on that date.

        Shares of restricted stock that have been granted pursuant to Liberty Media's incentive plans are included in the outstanding share numbers provided throughout this proxy statement. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after March 31, 2009, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of shares of LCAPB, LINTB and LMDIB, though convertible on a one-for-one basis into shares of LCAPA, LINTA and LMDIA, respectively, is reported as beneficial ownership of LCAPB, LINTB and LMDIB only, and not as beneficial ownership of LCAPA, LINTA or LMDIA. So far as is known to us, the persons indicated below have sole voting power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

        The number of shares indicated as owned by the following persons includes interests in shares held by the Liberty 401(k) Savings Plan as of March 31, 2009. The shares held by the trustee of the Liberty 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.

Name	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)
		(In thousands)
John C. Malone	LCAPA	2,892	(1)(2)(3)(4)(5)(6)(7)	3.2	34.4
Chairman of the Board	LCAPB	6,131	(1)(5)(6)(8)	92.9
	LINTA	4,480	(1)(2)(3)(4)(5)(6)(7)	*
	LINTB	30,579	(1)(5)(6)(8)	93.5
	LMDIA	3,422	(1)(2)(3)(4)(5)(6)(7)	*
	LMDIB	24,463	(1)(5)(6)(8)	92.8
Gregory B. Maffei	LCAPA	887	(2)(4)(5)	1.0	*
Director, President and	LCAPB	—
Chief Executive Officer	LINTA	2,174	(2)(4)(5)	*
	LINTB	—
	LMDIA	2,023	(2)(4)(5)	*
	LMDIB	—
Robert R. Bennett	LCAPA	441	(2)(5)(9)	*	4.7
Director	LCAPB	834	(5)(9)	12.2
	LINTA	853	(2)(5)(9)	*
	LINTB	4,170	(5)(9)	12.4
	LMDIA	1,166	(2)(5)(9)	*
	LMDIB	3,336	(5)(9)	12.3
Donne F. Fisher	LCAPA	21	(5)	*	*
Director	LCAPB	28		*
	LINTA	104	(5)	*
	LINTB	140		*
	LMDIA	83	(5)	*
	LMDIB	112		*
Paul A. Gould	LCAPA	1,089	(5)	1.2	*
Director	LCAPB	30		*
	LINTA	421	(5)	*
	LINTB	150		*
	LMDIA	323	(5)	*
	LMDIB	120		*

Name	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)
		(In thousands)
Evan D. Malone	LCAPA	—			*
Director	LCAPB	—
	LINTA	2		*
	LINTB	—
	LMDIA	—
	LMDIB	—
David E. Rapley	LCAPA	6	(5)	*	*
Director	LCAPB	—
	LINTA	30	(5)	*
	LINTB	—
	LMDIA	26	(5)	*
	LMDIB	—
M. LaVoy Robison	LCAPA	6	(5)	*	*
Director	LCAPB	—
	LINTA	30	(5)	*
	LINTB	—
	LMDIA	26	(5)	*
	LMDIB	—
Larry E. Romrell	LCAPA	18	(5)	*	*
Director	LCAPB	—
	LINTA	31	(5)	*
	LINTB	1
	LMDIA	70	(5)	*
	LMDIB	1
Charles Y. Tanabe	LCAPA	240	(2)(4)(5)(10)	*	*
Executive Vice President and	LCAPB	—
and General Counsel	LINTA	1,044	(2)(4)(5)(10)	*
	LINTB	—
	LMDIA	895	(2)(4)(5)(10)	*
	LMDIB	—
David J.A. Flowers	LCAPA	256	(2)(4)(5)	*	*
Senior Vice President and Treasurer	LCAPB	—
	LINTA	738	(2)(4)(5)	*
	LINTB	—
	LMDIA	680	(2)(4)(5)	*
	LMDIB	—
Albert E. Rosenthaler	LCAPA	114	(2)(4)(5)	*	*
Senior Vice President	LCAPB	—
	LINTA	486	(2)(4)(5)	*
	LINTB	—
	LMDIA	418	(2)(4)(5)	*
	LMDIB	—

Name	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)
		(In thousands)
Christopher W. Shean	LCAPA	105	(2)(4)(5)	*	*
Senior Vice President and Controller	LCAPB	—
	LINTA	447	(2)(4)(5)	*
	LINTB	—
	LMDIA	389	(2)(4)(5)	*
	LMDIB	—
All directors and executive officers as a group (13 persons)	LCAPA	6,076	(2)(3)(4)(5)(6)(7)(9)(11)	6.7	38.3
	LCAPB	7,023	(5)(6)(8)(9)(11)	94.5
	LINTA	10,839	(2)(3)(4)(5)(6)(7)(9)(11)	1.9
	LINTB	35,040	(5)(6)(8)(9)(11)	95.0
	LMDIA	9,521	(2)(3)(4)(5)(6)(7)(9)(11)	1.9
	LMDIB	28,032	(5)(6)(8)(9)(11)	94.4

*
Less than one percent

(1)
Includes 75,252 LCAPA shares, 170,471 LCAPB shares, 376,260 LINTA shares, 852,358 LINTB shares, 301,008 LMDIA shares and 681,884 LMDIB shares held by Mr. Malone's wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes shares held in the Liberty 401(k) Savings Plan as follows:

	LCAPA	LINTA	LMDIA
John C. Malone	687	7,695	1,323
Gregory B. Maffei	1,881	4,082	4,797
Robert R. Bennett	2,171	8,997	8,547
Charles Y. Tanabe	945	7,690	2,942
David J.A. Flowers	1,248	9,222	4,149
Albert E. Rosenthaler	890	7,406	2,727
Christopher W. Shean	910	7,494	2,805

Total	8,732	52,586	27,290

(3)
Includes 165 LCAPA shares, 1,000,825 LINTA shares and 660 LMDIA held by a trust with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trust.

(4)
Includes restricted shares, none of which is vested, as follows:

	LCAPA	LINTA	LMDIA
John C. Malone	3,168	7,271	297,897
Gregory B. Maffei	175,565	409,699	411,026
Charles Y. Tanabe	43,187	102,079	114,481
David J.A. Flowers	19,299	44,891	57,245
Albert E. Rosenthaler	23,596	54,656	60,038
Christopher W. Shean	22,370	54,076	62,336

Total	287,185	672,672	1,003,023

(5)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options and stock appreciation rights exercisable within 60 days after March 31, 2009.

  Messrs. Malone and Bennett have the right to convert the options to purchase LCAPB shares, LINTB shares and LMDIB shares into options to purchase LCAPA shares, LINTA shares and LMDIA shares, respectively.

	LCAPA	LCAPB	LINTA	LINTB	LMDIA	LMDIB
John C. Malone	63,067	574,270	306,012	3,321,351	294,709	2,657,080
Gregory B. Maffei	365,295	—	1,719,081	—	1,463,680	—
Robert R. Bennett	101,650	833,993	506,400	4,169,963	406,600	3,335,972
Donne F. Fisher	6,110	—	27,860	—	24,440	—
Paul A. Gould	6,548	—	30,048	—	26,192	—
David E. Rapley	6,110	—	27,860	—	24,440	—
M. LaVoy Robison	6,110	—	27,860	—	24,440	—
Larry E. Romrell	6,110	—	27,860	—	24,440	—
Charles Y. Tanabe	173,340	—	836,321	—	694,074	—
David J.A. Flowers	132,200	—	644,896	—	529,209	—
Albert E. Rosenthaler	86,497	—	416,380	—	346,397	—
Christopher W. Shean	76,853	—	368,162	—	307,821	—

Total	1,029,890	1,408,263	4,938,740	7,491,314	4,166,442	5,993,052

(6)
Includes 25,700 shares of LCAPA, 91,789 shares of LCAPB, 128,500 shares of LINTA, 458,946 shares of LINTB, 102,800 shares of LMDIA and 367,156 shares of LMDIB held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone's adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(7)
Includes 2,723,018 shares of LCAPA, 2,650,308 shares of LINTA and 2,405,310 shares of LMDIA pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility extended by Fidelity to Mr. Malone.

(8)
In February 1998, in connection with the settlement of certain legal proceedings relative to the Estate of Bob Magness, the late founder and former Chairman of the Board of TCI, TCI entered into a call agreement with Mr. Malone and Mr. Malone's wife. In connection with the acquisition by AT&T Corp. (AT&T) of TCI, TCI assigned to Old Liberty its rights under this call agreement. Liberty Media succeeded to these rights in the restructuring. As a result, Liberty Media has the right, under certain circumstances, to acquire LCAPB shares, LINTB shares and LMDIB shares owned by the Malones. The call agreement also prohibits the Malones from disposing of their LCAPB shares, LINTB shares and LMDIB shares, except for certain exempt transfers (such as transfers to related parties or public sales of up to an aggregate of 5% of their shares of LCAPB, LINTB or LMDIB after conversion to shares of LCAPA, LINTA or LMDIA, respectively) and except for a transfer made in compliance with Liberty Media's call rights.

(9)
Includes 212,329 LCAPA shares, 20 LCAPB shares, 299,567 LINTA shares, 100 LINTB shares, 249,316 LMDIA shares and 80 LMDIB shares owned by Hilltop Investments, LLC which is jointly owned by Mr. Bennett and his wife, Mrs. Deborah Bennett.

(10)
Includes 153 LCAPA shares, 767 LINTA shares and 612 LMDIA shares held by Mr. Tanabe's wife, Arlene Bobrow, as to which shares Mr. Tanabe has disclaimed beneficial ownership.

(11)
Includes 75,405 LCAPA shares, 170,471 LCAPB shares, 377,027 LINTA shares, 852,358 LINTB shares, 301,620 LMDIA shares and 681,884 LMDIB shares held by relatives of certain directors and executive officers, as to which shares beneficial ownership by such directors and executive officers has been disclaimed.

Ownership of Subsidiary Securities

        To Liberty Media's knowledge, none of Liberty Media's executive officers or directors beneficially owns any equity securities of any of its subsidiaries.

Change of Control

        Liberty Media knows of no arrangements, including any pledge by any person of Liberty Media securities, the operation of which may at a subsequent date result in a change of control of Liberty Media.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Liberty Media owns a 54% equity interest in DTVG. As a result of this ownership interest, presented below is a summary of the terms of certain existing relationships between DTVG and its subsidiaries, on the one hand, and Liberty Media and its subsidiaries, on the other hand, together with additional information relating to the DTVG business combination.

Business Arrangements with DTVG

        Programming.    DTVG's two business segments, DIRECTV Holdings LLC and its subsidiaries (which we refer to collectively as DIRECTV U.S.) and DTVLA, purchase programming created, owned or distributed by Liberty Media and its subsidiaries. DIRECTV U.S. has programming agreements with GSN, QVC and Starz Entertainment. DTVLA has programming agreements with Starz Entertainment.

        Interactive Games.    DIRECTV U.S. has an agreement with SkillJam Technologies Corporation (SkillJam) pursuant to which SkillJam has developed interactive games for DIRECTV U.S. and provides related services and support. SkillJam is a subsidiary of FUN Technologies, which was wholly owned by Liberty Media prior to the GSN/FUN transactions in April 2009. SkillJam and its parent FUN are now wholly owned subsidiaries of GSN. Liberty Media owns a 65% equity interest in GSN as of April 30, 2009.

        Payments.    The following table summarizes payments made between DIRECTV U.S. and DTVLA, on the one hand, and Liberty Media and its subsidiaries, on the other hand, with respect to the foregoing business arrangements for the period from February 27, 2008 through December 31, 2008.

Payments
(in Millions)
DTVG
From Liberty Media and its subsidiaries	$31
Made to Liberty Media and its subsidiaries	$264

Arrangements Relating to the DTVG Ownership Interests

        DTVG's Amended and Restated Certificate of Incorporation (the DTV Charter) contains certain restrictions on the ability of a member of the "Purchaser Group" or a "Purchaser Successor" to acquire ownership of over 50% of DTVG's common stock. In connection with the News Exchange, Liberty Media and DTVG entered into a letter agreement dated December 21, 2006, which became effective on the consummation of the News Exchange. In this letter agreement, Liberty Media acknowledged that Liberty Media and certain other "Persons" (as defined in the DTV Charter) each constitute a "Purchaser Successor" and will accordingly be subject to the provisions of Sections 5 and 6 of Article V of the DTV Charter as well as other applicable provisions of the DTV Charter, DTVG's Amended and Restated By-Laws, and the Related Party Policies and Procedures adopted by the board or the audit committee of DTVG from time to time.

        As a result, Liberty Media, the subsidiaries of Liberty Media which hold the DTVG shares and any other applicable "Person" (Liberty Media, such subsidiaries and the other applicable Persons, collectively the Liberty Group) are prohibited from entering into any transaction or series of transactions which would result in the Liberty Group collectively owning beneficially 50% or more of DTVG's outstanding voting securities. However, this standstill provision does not apply if:

  •
  any member of the Liberty Group commences a tender or exchange offer for all of DTVG's outstanding voting securities (at a price at least equal to the market price thereof immediately prior to the earlier of the public announcement or commencement thereof) or enters into an agreement to acquire all of such voting securities pursuant to a merger or other business combination transaction with DTVG;

  •
  the Liberty Group acquires shares in a transaction that is approved by an affirmative vote of a majority of DTVG's independent directors; or

  •
  a person that is not affiliated with any member of the Liberty Group acquires, or has announced its intention to acquire, 25% or more of DTVG's outstanding voting securities or has announced its intention to effect a merger or other business combination transaction with DTVG as a result of which such party would become the beneficial owner of 25% or more of the outstanding voting securities of the company surviving the merger or business combination, which merger or other business combination has been approved by DTVG's board of directors.

In addition, this standstill provision will cease to apply if:

  •
  a majority of DTVG's independent directors so determines;

  •
  the Liberty Group acquires 50% or more of DTVG's outstanding voting securities in a tender or exchange offer, merger, business combination transaction or other transaction under the circumstances described in the first two bullets above; or

  •
  the Liberty Group acquires 80% or more of DTVG's outstanding voting securities.

        In connection with DTVG's determination to engage in a share repurchase program, Liberty Media and DIRECTV entered into a subsequent letter agreement, dated May 6, 2008, which provided, among other things, that the shares repurchased by DTVG would continue to be deemed outstanding for purposes of the standstill provisions of the DTV Charter. The subsequent purchases by DTVG of its shares has resulted in the Liberty Group owning in excess of 50% of DTVG's outstanding shares; however, the standstill provisions of the DTV Charter have not become effective.

        Also, pursuant to the May 2008 letter agreement, Liberty Media's voting rights were limited to a specified voting interest (its voting interest on the date of this letter agreement, 47.888%), with any shares in excess thereof to be voted in the same manner as, and in the same proportion to, the votes of DTVG's shareholders other than Liberty Media. In addition, if proposed, Liberty Media will be required to vote in favor of an amendment to the DTV Charter to conform the calculation of Liberty Media's equity ownership to the method used in the May 2008 letter agreement by including shares repurchased by DTVG in the calculation of its issued and outstanding shares for purposes of the DTV Charter standstill provisions.

Separation Agreement

        On February 25, 2008, the FCC announced that it had approved the consolidated application of News Corporation, Liberty Media and DTVG to transfer de facto control, under applicable FCC regulations, of various FCC licenses and authorizations held by DTVG and its subsidiaries from News to Liberty Media, subject to certain conditions.

        As one of the conditions, the FCC is requiring that, within one year of the close of the News Exchange, all of the attributable interests connecting the separate operations in Puerto Rico of DIRECTV and of a subsidiary of LGI must be severed through divestiture or by otherwise making the interest non-attributable, in accordance with applicable FCC regulations (we refer to this as the FCC Puerto Rico Condition). LGI was not a party to the application, but John Malone is deemed to have an attributable interest (under FCC regulations) in both LGI and Liberty Media, and, upon completion of the News Exchange, is also deemed to have such an attributable interest in DTVG, due to his direct or indirect ownership interests, and positional interests, in each company.

        Since neither News Corporation nor Liberty Media may be able to satisfy the FCC Puerto Rico Condition in accordance with its terms, they had requested DTVG to agree to do so, and the parties negotiated the Separation Agreement summarized below. DTVG reports that it evaluated these arrangements as related-party transactions subject to review and approval by DTVG's Audit Committee in accordance with its charter and bylaws, and such request was also subject to review and approval by the Special Committee (also comprised entirely of independent directors) of the Board of Directors of DTVG which was established in August 2006 to consider any actions to be taken by DTVG in connection with the News Exchange. Such committees approved the arrangements summarized in the following paragraph.

        After the issuance of the FCC Notice, DTVG and News Corporation entered into a Separation Agreement dated as of February 26, 2008 (the Separation Agreement). Pursuant to the Separation Agreement, the subsidiary of News Corporation transferred to Liberty Media in the News Exchange agreed to make a capital contribution to DTVG in cash in the amount of $160 million. In addition, at the closing of the News Exchange, the parties entered into the other arrangements provided for in the Separation Agreement, including cost reimbursement, indemnities and commercial arrangements relating to the separation of DTVG from News Corporation. Also, DTVG agreed, subject to applicable laws, that the FCC Puerto Rico Condition would be satisfied, modified or waived within the one year period specified in the FCC Notice. In that regard, effective February 25, 2009, DTVG placed its interests in the Puerto Rico systems into a trust and appointed an independent trustee who will be required to oversee the management and operation of these systems and will have the authority, subject to certain conditions, to divest ownership of these interests.

DTVG Business Combination

        On May 3, 2009, Liberty Media and its wholly owned subsidiary LEI entered into the Merger Agreement, pursuant to which, after Liberty Media completes its previously announced split-off of LEI, LEI and DTVG will combine under a new parent company named DIRECTV. Upon completion by Liberty Media of the split-off, LEI will own certain assets and liabilities currently attributed to the Liberty Entertainment tracking stock group. LEI will be comprised of: (i) a 54% interest in DTVG, (ii) a 100% interest in Liberty Sports (iii) a 65% interest in GSN which in turn owns 100% of FUN, (iv) cash, and (v) approximately $2 billion in debt.

        Select terms of the Merger Agreement and certain related documents are summarized below.

  Merger Agreement

        The Merger Agreement provides that, following the split-off, LEI and DTVG will separately merge with two subsidiaries of DIRECTV, an entity recently formed by DTVG in order to effect these transactions. As a result of the mergers, DIRECTV will become the new public parent company of DTVG and LEI. DIRECTV will issue two classes of stock: Class A, which will be publicly listed and will entitle each holder of such shares to one vote per share, and Class B, which will not be publicly listed and which will entitle each holder of such shares to 15 votes per share. The holders of the common stock of DTVG will be entitled to receive one share of DIRECTV Class A common stock for each share of DTVG common stock held. If the DTVG business combination is completed, (i) each outstanding share of Series A LEI common stock will be exchanged for 1.11111 shares of Class A common stock of DIRECTV, (ii) each share of Series B LEI common stock (other than those held by the Malones) will be exchanged for 1.11111 shares of Class A common stock of DIRECTV and (iii) in accordance with the Malone Agreement, each share of Series B LEI common stock held by the Malones will be exchanged for 1.11111 shares of Class B common stock of DIRECTV, in each case, subject to adjustment. DIRECTV will have the right to purchase DIRECTV Class B common stock owned by the Malones and certain transferees upon Mr. Malone's death for a 10% premium to the market price of the Class A common stock.

        The Merger Agreement contains customary representations, warranties and covenants by each of Liberty Media, LEI and DTVG. After the completion of the split-off, LEI will succeed to most of Liberty Media's rights and obligations under the Merger Agreement.

        The DTVG business combination is conditioned on, among other things, (i) the receipt of the split-off approval; (ii) the receipt of the approval of the holders of Liberty Entertainment common stock (other than Mr. Malone, Mrs. Malone, certain affiliated persons and the directors and officers of Liberty Media) of the split-off, the DTVG business combination and certain related transactions; (iii) the receipt of the requisite DTVG stockholder approvals; (iv) the receipt of regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel; and (iv) the completion of the split-off. The split-off is conditioned on, among other things, the receipt of the split-off approval, regulatory approvals, a private letter ruling from the IRS and opinions of tax counsel. The split-off is not conditioned on the satisfaction of the conditions to the DTVG business combination.

        DTVG and Liberty Media are subject to reciprocal "no-shop" restrictions and "force-the-vote" provisions, which require both DTVG and Liberty Media to hold stockholder meetings even if their respective boards change their recommendation.

        Either DTVG or Liberty Media may terminate the Merger Agreement if (i) the mergers have not been consummated within 12 months of signing, with a 90-day extension in the event that the only closing condition not satisfied is receipt of regulatory approvals; (ii) necessary stockholder approvals are not obtained; (iii) the board of directors of the other party makes an adverse recommendation change; or (iv) certain breaches related to closing conditions are not timely cured. Liberty Media and DTVG have reciprocal termination rights providing for a $450 million break-up fee under certain conditions and also have reciprocal expense reimbursement provisions for up to $10 million.

  Voting Agreement

        Liberty Media, DIRECTV, DTVG, LEI and subsidiaries of Liberty Media that directly hold the DTVG shares beneficially owned by Liberty Media have entered into the Voting Agreement, pursuant to which Liberty Media agrees to vote shares of DTVG common stock controlled by Liberty Media in favor of the adoption of the Merger Agreement and against any alternative DIRECTV takeover proposal. Under the Voting Agreement, Liberty Media and its affiliates are also subject to a three-year non-compete agreement and a three-year standstill with respect to the equity securities of DIRECTV.

  Malone Agreement

        LEI, DTVG, DIRECTV and the Malones have entered into the Malone Agreement, pursuant to which the Malones agree to, among other things:

  •
  vote their Series A and Series B Liberty Entertainment common stock in favor of the split-off;

  •
  certain restrictions on transfer of their high vote stock until the first anniversary of the split-off;

  •
  not acquire any additional shares, other than through the exercise of Series A or Class A options, of (i) Liberty Entertainment common stock from signing until the completion of the split-off, (ii) LEI common stock from the completion of the split-off until the closing of the mergers, and (iii) DIRECTV common stock after the completion of the mergers and until the first anniversary of the split-off;

  •
  with respect to their Class B DIRECTV shares, agree not to exercise more than 24% of the aggregate voting power of DIRECTV common stock outstanding at any relevant determination date (with any excess voting power to be voted in the same manner as the votes of the non-Malone DIRECTV shareholders); and

  •
  with respect to their Class B DIRECTV shares, grant to DIRECTV a right of first refusal in the event of certain proposed transfers of their Class B DIRECTV stock.

        The above discussion of the terms of the Merger Agreement, the Voting Agreement and the Malone Agreement is qualified by reference to the full text of these agreements which are incorporated by reference to the Form 8-K filed by Liberty Media with the SEC on May 6, 2009.

  Bennett Letter

        In connection with the execution of the Merger Agreement, the parties determined that the ownership by Robert R. Bennett, a director of Liberty Media, of certain Liberty Media equity securities and his acquisition or sale of those securities could affect the tax consequences of the transactions. To address these concerns, DTVG required that Liberty Media and LEI obtain Mr. Bennett's agreement (the Bennett Agreement) to specified limitations on his ability to transfer or acquire certain securities of Liberty Media and LEI.

        The Bennett Agreement provides that prior to the earlier of the termination of the Bennett Agreement or the completion of the DTVG business combination, Mr. Bennett will not acquire or dispose of (including through derivative transactions) any shares of Liberty Entertainment common stock prior to the split-off and any shares of LEI common stock following the split-off, and Mr. Bennett will not exercise any options or SARs in respect of Liberty Entertainment common stock prior to the split-off or LEI common stock following the split-off, except that he may sell up to 750,000 LMDIA shares prior to the split-off or an adjusted number of shares of Series A LEI common stock following the split-off. Mr. Bennett also agreed that, in connection with the completion of the DTVG business combination, those of his LEI stock options which are exercisable for Series A or Series B shares, at his election, would be adjusted to be exercisable for only Class A shares of DIRECTV common stock.

        In exchange for Mr. Bennett's agreement to these limitations and restrictions, Liberty Media granted to Mr. Bennett an option to purchase 500,000 shares of LMDIA at an exercise price equal to the closing market price on May 11, 2009, which was the fifth trading day following (but not including) the date on which the DTVG business combination was announced. These options, which were granted under the Liberty Media director plan, are immediately exercisable and fully vested and have an expiration date of February 28, 2011. In addition, if the split-off has not occurred by November 1, 2009, Liberty Media has agreed to grant to Mr. Bennett an additional option to purchase 50,000 shares of LMDIA at an exercise price equal to the closing price on the date of grant. Further, on the first day of each month after November 1, 2009, and prior to the split-off, Mr. Bennett will be granted options for an additional 50,000 shares of LMDIA at an exercise price equal to the closing price on the date of grant. All such additional options will be immediately exercisable and fully vested on the date of grant and have an expiration date of the 20th month anniversary of the grant date.

        The Bennett Agreement will terminate on the first to occur of (1) the termination of the Merger Agreement, (2) the date Mr. Bennett irrevocably waives his right to elect to receive Series B shares upon exercise of his existing Liberty Media stock options or his LEI stock options following the split-off to the extent required so that he ceases to be a "ten-percent shareholder," a "controlling shareholder," or a member of a coordinating group that is a ten-percent shareholder or a controlling shareholder of Liberty Media or LEI for certain federal income tax purposes, and (3) August 2, 2010.

STOCKHOLDER PROPOSALS

        Liberty Media currently expects that its annual meeting of stockholders for the calendar year 2010 will be held during the second quarter of 2010. In order to be eligible for inclusion in Liberty Media's proxy materials for the 2010 annual meeting, any stockholder proposal must have been submitted in writing to Liberty Media's Corporate Secretary and received at Liberty Media's executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on January 13, 2010 unless a later date is determined and announced in connection with the actual scheduling of the annual meeting. To be considered for presentation at the 2010 annual meeting, any stockholder proposal must have been received at Liberty Media's executive offices at the foregoing address on or before the close of business on April 27, 2010 or such later date as may be determined and announced in connection with the actual scheduling of the annual meeting.

        All stockholder proposals for inclusion in Liberty Media's proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder (regardless of whether it is included in Liberty Media's proxy materials), Liberty Media's charter and bylaws and Delaware law.

ADDITIONAL INFORMATION

        We file annual, quarterly and special reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect our filings at the regional offices of the SEC or over the Internet at the SEC's website at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (720) 875-5408, and we will provide you with the Annual Report without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

ANNEX A

FORM OF
RESTATED CERTIFICATE OF INCORPORATION
OF LIBERTY MEDIA CORPORATION

        LIBERTY MEDIA CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

          (1)   The name of the Corporation is Liberty Media Corporation. The original Certificate of Incorporation of the Corporation was filed on February 28, 2006. The Restated Certificate of Incorporation of the Corporation was filed on March 3, 2008. The name under which the Corporation was originally incorporated is Liberty Media Holding Corporation.

          (2)   This Restated Certificate of Incorporation restates and amends the Restated Certificate of Incorporation of the Corporation.

          (3)   This Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

          (4)   This Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware.

          (5)   Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the text of the Restated Certificate of Incorporation is hereby restated to read in its entirety as follows:

ARTICLE I

NAME

        The name of the corporation is Liberty Media Corporation (the "Corporation").

ARTICLE II

REGISTERED OFFICE

        The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent at such address is the Corporation Service Company.

ARTICLE III

PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (as the same may be amended from time to time, "DGCL").

ARTICLE IV

AUTHORIZED STOCK

        The total number of shares of capital stock which the Corporation will have authority to issue is twenty billion four hundred twenty-five million (20,425,000,000) shares, which will be divided into the following classes:

        (a)   twenty billion three hundred seventy-five million (20,375,000,000) shares will be of a class designated Common Stock, par value $0.01 per share ("Common Stock"), such class to be divided in series as provided in Section A of this Article IV; and

        (b)   fifty million (50,000,000) shares will be of a class designated Preferred Stock, par value $0.01 per share ("Preferred Stock"), such class to be issuable in series as provided in Section B of this Article IV.

        Upon this Certificate becoming effective pursuant to the DGCL (the "Effective Time"), (i) each share of Series A Liberty Entertainment Common Stock, par value $0.01 per share, authorized or issued and outstanding immediately prior to the Effective Time shall automatically be reclassified as one (1) share of the Corporation's Series A Liberty Starz Common Stock, par value $0.01 per share, without any action by the holder thereof, and (ii) each share of Series B Liberty Entertainment Common Stock, par value $0.01 per share, authorized or issued and outstanding immediately prior to the Effective Time shall automatically be reclassified as one (1) share of the Corporation's Series B Liberty Starz Common Stock, par value $0.01 per share, without any action by the holder thereof.

        The description of the Common Stock and the Preferred Stock of the Corporation, and the relative rights, preferences and limitations thereof, or the method of fixing and establishing the same, are as hereinafter in this Article IV set forth:

SECTION A

COMMON STOCK

        1.    General.

        Two billion (2,000,000,000) shares of Common Stock will be of a series designated Series A Liberty Capital Common Stock (the "Series A Liberty Capital Common Stock"), seventy five million (75,000,000) shares of Common Stock will be of a series designated Series B Liberty Capital Common Stock (the "Series B Liberty Capital Common Stock"), and two billion (2,000,000,000) shares of Common Stock will be of a series designated as Series C Liberty Capital Common Stock (the "Series C Liberty Capital Common Stock" and together with the Series A Liberty Capital Common Stock and the Series B Liberty Capital Common Stock, the "Liberty Capital Common Stock"). Four billion (4,000,000,000) shares of Common Stock will be of a series designated Series A Liberty Starz Common Stock (the "Series A Liberty Starz Common Stock"), one hundred fifty million (150,000,000) shares of Common Stock will be of a series designated Series B Liberty Starz Common Stock (the "Series B Liberty Starz Common Stock"), and four billion (4,000,000,000) shares of Common Stock will be of a series designated as Series C Liberty Starz Common Stock (the "Series C Liberty Starz Common Stock" and together with the Series A Liberty Starz Common Stock and the Series B Liberty Starz Common Stock, the "Liberty Starz Common Stock"). Four billion (4,000,000,000) shares of Common Stock will be of a series designated Series A Liberty Interactive Common Stock (the "Series A Liberty Interactive Common Stock"), one hundred fifty million (150,000,000) shares of Common Stock will be of a series designated Series B Liberty Interactive Common Stock (the "Series B Liberty Interactive Common Stock"), and four billion (4,000,000,000) shares of Common Stock will be of a series designated Series C Liberty Interactive Common Stock (the "Series C Liberty Interactive Common Stock" and together with the Series A Liberty Interactive Common Stock and the Series B Liberty Interactive Common Stock, the "Liberty Interactive Common Stock").

        2.    Liberty Capital Common Stock, Liberty Starz Common Stock and Liberty Interactive Common Stock.

        Each share of Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock will, except as otherwise provided in this Section A.2., be identical in all respects and will have equal rights, powers and privileges.

        Each share of Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock and Series C Liberty Starz Common Stock will, except as otherwise provided in this Section A.2., be identical in all respects and will have equal rights, powers and privileges.

        Each share of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock will, except as otherwise provided in this Section A.2., be identical in all respects and will have equal rights, powers and privileges.

        (a)    Voting Powers.

          (i)    Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock, Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock, Series A Liberty Interactive Common Stock and Series B Liberty Interactive Common Stock.    Holders of Series A Liberty Capital Common Stock will be entitled to one vote for each share of such stock held of record, holders of Series B Liberty Capital Common Stock will be entitled to ten votes for each share of such stock held of record, holders of Series A Liberty Starz Common Stock will be entitled to one vote for each share of such stock held of record, holders of Series B Liberty Starz Common Stock will be entitled to ten votes for each share of such stock held of record, holders of Series A Liberty Interactive Common Stock will be entitled to one vote for each share of such stock held of record and holders of Series B Liberty Interactive Common Stock will be entitled to ten votes for each share of such stock held of record, upon all matters that may be submitted to a vote of stockholders of the Corporation (regardless of whether such holders are voting together with the holders of all Voting Securities, or as a separate class with the holders of one or more series of Common Stock, or as a separate series of Common Stock, or otherwise).

          (ii)   Series C Liberty Capital Common Stock, Series C Liberty Starz Common Stock, and Series C Liberty Interactive Common Stock.    Holders of Series C Liberty Capital Common Stock, holders of Series C Liberty Starz Common Stock and holders of Series C Liberty Interactive Common Stock will not be entitled to any voting powers, except as (and then only to the extent) required by the laws of the State of Delaware. If a vote of the holders of Series C Liberty Capital Common Stock, Series C Liberty Starz Common Stock or Series C Liberty Interactive Common Stock should at any time be required by the laws of the State of Delaware on any matter, the holders of Series C Liberty Capital Common Stock, Series C Liberty Starz Common Stock or Series C Liberty Interactive Common Stock, as applicable, will be entitled to 1/100th of a vote on such matter for each share held of record.

          (iii)  Voting Generally.    Except (A) as may otherwise be provided in this Certificate, (B) as may otherwise be required by the laws of the State of Delaware or (C) as may otherwise be provided in any Preferred Stock Designation, the holders of shares of Series A Liberty Capital Common Stock, the holders of shares of Series B Liberty Capital Common Stock, the holders of shares of Series A Liberty Starz Common Stock, the holders of shares of Series B Liberty Starz Common Stock, the holders of shares of Series A Liberty Interactive Common Stock, the holders of shares of Series B Liberty Interactive Common Stock and the holders of shares of each series of Preferred Stock that is designated as a Voting Security and is entitled to vote thereon in accordance with the terms of the applicable Preferred Stock Designation will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation and irrespective of the provisions of Section 242(b)(2) of the DGCL, any proposed amendment to this Certificate that (i) would increase (x) the number of authorized shares of Common Stock or any series thereof, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established, or (ii) decrease (x) the number of authorized shares of Common Stock or any series thereof, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established (but, in each case, not below the number of shares of such class or series of capital stock (as the case may be) then outstanding)), and no separate class or series vote of the holders of shares of any class or series of capital stock of the Corporation will be required for the approval of any such matter. In the event the holders of the Series C Liberty Capital Common Stock, the holders of the Series C Liberty Starz Common Stock and/or the holders of the Series C Liberty Interactive Common Stock are entitled to vote on any matter that may be submitted to a vote of stockholders of the Corporation, such holders will vote as one class with all other stockholders of the Corporation entitled to vote on such matter, unless otherwise required by this Certificate, the laws of the State of Delaware or any Preferred Stock Designation.

          (iv)  Special Voting Rights in Connection with Dispositions.    (A) If the Board of Directors, at its election, determines to seek the approval of the holders of Liberty Capital Voting Securities entitled to vote thereon to classify a proposed Capital Group Disposition as an Exempt Capital Group Disposition, then such proposed Capital Group Disposition will constitute an Exempt Capital Group Disposition if approved by the holders of record, as of the record date for the meeting at which such vote is taken, of Liberty Capital Voting Securities representing a majority of the aggregate voting power of Liberty Capital Voting Securities that are present in person or by proxy at such meeting, voting together as a separate class.

            (B)  If the Board of Directors, at its election, determines to seek the approval of the holders of Liberty Starz Voting Securities entitled to vote thereon to classify a proposed Starz Group Disposition as an Exempt Starz Group Disposition, then such proposed Starz Group Disposition will constitute an Exempt Starz Group Disposition if approved by the holders of record, as of the record date for the meeting at which such vote is taken, of Liberty Starz Voting Securities representing a majority of the aggregate voting power of Liberty Starz Voting Securities that are present in person or by proxy at such meeting, voting together as a separate class.

            (C)  If the Board of Directors, at its election, determines to seek the approval of the holders of Liberty Interactive Voting Securities entitled to vote thereon to classify a proposed Interactive Group Disposition as an Exempt Interactive Group Disposition, then such proposed Interactive Group Disposition will constitute an Exempt Interactive Group Disposition if approved by the holders of record, as of the record date for the meeting at which such vote is taken, of Liberty Interactive Voting Securities representing a majority of the aggregate voting power of Liberty Interactive Voting Securities that are present in person or by proxy at such meeting, voting together as a separate class.

            (D)  Any vote taken pursuant to clause (A), (B) or (C) of this paragraph (a)(iv) will be in addition to, and not in lieu of, any vote of the stockholders of the Corporation required pursuant to Article IX of this Certificate or the DGCL to be taken with respect to the applicable Disposition.

          (v)   Special Voting Rights in Connection with Certain Redemptions.    (A) If the Corporation proposes to redeem outstanding shares of Liberty Capital Common Stock for securities of a Subsidiary pursuant to paragraph (e)(i) of this Section A.2, such redemption will be subject to, and will not be undertaken unless, the Corporation has received the approval of the holders of record, as of the record date for the meeting at which such vote is taken, of Liberty Capital Voting Securities representing a majority of the aggregate voting power of Liberty Capital Voting

  Securities that are present in person or by proxy at such meeting, voting together as a separate class (a "Capital Group Redemption Stockholder Approval").

            (B)  If the Corporation proposes to redeem outstanding shares of Liberty Starz Common Stock for securities of a Subsidiary pursuant to paragraph (f)(i) of this Section A.2, such redemption will be subject to, and will not be undertaken unless, the Corporation has received the approval of the holders of record, as of the record date for the meeting at which such vote is taken, of Liberty Starz Voting Securities representing a majority of the aggregate voting power of Liberty Starz Voting Securities that are present in person or by proxy at such meeting, voting together as a separate class (a "Starz Group Redemption Stockholder Approval").

            (C)  If the Corporation proposes to redeem outstanding shares of Liberty Interactive Common Stock for securities of a Subsidiary pursuant to paragraph (g)(i) of this Section A.2, such redemption will be subject to, and will not be undertaken unless, the Corporation has received the approval of the holders of record, as of the record date for the meeting at which such vote is taken, of Liberty Interactive Voting Securities representing a majority of the aggregate voting power of Liberty Interactive Voting Securities that are present in person or by proxy at such meeting, voting together as a separate class (an "Interactive Group Redemption Stockholder Approval").

            (D)  Any vote taken pursuant to clause (A), (B) or (C) of this paragraph (a)(v) will be in addition to, and not in lieu of, any vote of the stockholders of the Corporation required by the DGCL to be taken with respect to the applicable redemption.

        (b)    Conversion Rights.

          (i)    (A) Conversion of Series B Liberty Capital Common Stock into Series A Liberty Capital Common Stock; Other.    Each share of Series B Liberty Capital Common Stock will be convertible at any time, at the option of the holder thereof, into one fully paid and non-assessable share of Series A Liberty Capital Common Stock. Any such conversion may be effected by any holder of Series B Liberty Capital Common Stock by surrendering such holder's certificate or certificates representing the Series B Liberty Capital Common Stock to be converted, duly endorsed, at the principal office of the Corporation or any transfer agent for the Series B Liberty Capital Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified whole number of shares of Series B Liberty Capital Common Stock represented by such certificate or certificates and stating the name or names in which such holder desires the certificate or certificates representing shares of Series A Liberty Capital Common Stock to be issued and, if less than all of the shares of Series B Liberty Capital Common Stock represented by one certificate are to be converted, the name or names in which such holder desires the certificate or certificates representing the unconverted shares of Series B Liberty Capital Common Stock to be issued. Any certificate representing shares surrendered for conversion in accordance with this paragraph will, if so required by the Corporation or its transfer agent, be accompanied by instruments of transfer, in form satisfactory to the Corporation or its transfer agent, duly executed by the holder of such shares or the duly authorized representative of such holder, and will, if required by the next succeeding paragraph, be accompanied by payment, or evidence of payment, of applicable issue or transfer taxes. Promptly thereafter, the Corporation will issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates representing the number of shares of Series A Liberty Capital Common Stock to which such holder will be entitled as herein provided. If less than all of the shares of Series B Liberty Capital Common Stock represented by any one certificate are to be converted, the Corporation will issue and deliver to such holder or such holder's nominee or nominees a new certificate representing the shares of Series B Liberty Capital Common Stock not converted. Such conversion will be deemed to have been made at the close of business on the date of receipt by the

  Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer and payment or evidence of payment of taxes referred to above, and the Person or Persons entitled to receive the Series A Liberty Capital Common Stock issuable on such conversion will be treated for all purposes as the record holder or holders of such Series A Liberty Capital Common Stock on that date. A number of shares of Series A Liberty Capital Common Stock equal to the number of shares of Series B Liberty Capital Common Stock outstanding from time to time will be set aside and reserved for issuance upon conversion of shares of Series B Liberty Capital Common Stock as provided herein. Shares of Series A Liberty Capital Common Stock and shares of Series C Liberty Capital Common Stock will not be convertible at the option of the holder into shares of any other series of Common Stock.

          The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates representing shares of Liberty Capital Common Stock on conversion of shares of Series B Liberty Capital Common Stock pursuant to this paragraph (b)(i)(A). The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates representing any shares of Liberty Capital Common Stock in a name other than that in which the shares of Series B Liberty Capital Common Stock so converted were registered and no such issue or delivery will be made unless and until the person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

          Liberty Capital Common Stock will be convertible at the option of the Corporation, in whole or in part, in accordance with the other provisions of this Section A.2.

            (B)  Conversion of Series B Liberty Starz Common Stock into Series A Liberty Starz Common Stock; Other.    Each share of Series B Liberty Starz Common Stock will be convertible at any time, at the option of the holder thereof, into one fully paid and non-assessable share of Series A Liberty Starz Common Stock. Any such conversion may be effected by any holder of Series B Liberty Starz Common Stock by surrendering such holder's certificate or certificates representing the Series B Liberty Starz Common Stock to be converted, duly endorsed, at the principal office of the Corporation or any transfer agent for the Series B Liberty Starz Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified whole number of shares of Series B Liberty Starz Common Stock represented by such certificate or certificates and stating the name or names in which such holder desires the certificate or certificates representing shares of Series A Liberty Starz Common Stock to be issued and, if less than all of the shares of Series B Liberty Starz Common Stock represented by one certificate are to be converted, the name or names in which such holder desires the certificate or certificates representing the unconverted shares of Series B Liberty Starz Common Stock to be issued. Any certificate representing shares surrendered for conversion in accordance with this paragraph will, if so required by the Corporation or its transfer agent, be accompanied by instruments of transfer, in form satisfactory to the Corporation or its transfer agent, duly executed by the holder of such shares or the duly authorized representative of such holder, and will, if required by the next succeeding paragraph, be accompanied by payment, or evidence of payment, of applicable issue or transfer taxes. Promptly thereafter, the Corporation will issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates representing the number of shares of Series A Liberty Starz Common Stock to which such holder will be entitled as herein provided. If less than all of the shares of Series B Liberty Starz Common Stock represented by any one certificate are to be converted, the Corporation will issue and deliver to such holder or such holder's nominee or nominees a new certificate representing the shares of Series B Liberty Starz Common Stock not converted. Such conversion will be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer and payment or evidence of payment of taxes referred to above, and the Person or Persons entitled to receive the Series A Liberty Starz Common Stock issuable on such conversion will be treated for all purposes as the record holder or holders of such Series A Liberty Starz Common Stock on that date. A number of shares of Series A Liberty Starz Common Stock equal to the number of shares of Series B Liberty Starz Common Stock outstanding from time to time will be set aside and reserved for issuance upon conversion of shares of Series B Liberty Starz Common Stock as provided herein. Shares of Series A Liberty Starz Common Stock and shares of Series C Liberty Starz Common Stock will not be convertible at the option of the holder into shares of any other series of Common Stock.

          The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates representing shares of Liberty Starz Common Stock on conversion of shares of Series B Liberty Starz Common Stock pursuant to this paragraph (b)(i)(B). The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates representing any shares of Liberty Starz Common Stock in a name other than that in which the shares of Series B Liberty Starz Common Stock so converted were registered and no such issue or delivery will be made unless and until the person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

          Liberty Starz Common Stock will be convertible at the option of the Corporation, in whole or in part, in accordance with the other provisions of this Section A.2.

            (C)  Conversion of Series B Liberty Interactive Common Stock into Series A Liberty Interactive Common Stock; Other.    Each share of Series B Liberty Interactive Common Stock will be convertible at any time, at the option of the holder thereof, into one fully paid and non-assessable share of Series A Liberty Interactive Common Stock. Any such conversion may be effected by any holder of Series B Liberty Interactive Common Stock by surrendering such holder's certificate or certificates representing the Series B Liberty Interactive Common Stock to be converted, duly endorsed, at the principal office of the Corporation or any transfer agent for the Series B Liberty Interactive Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified whole number of shares of Series B Liberty Interactive Common Stock represented by such certificate or certificates and stating the name or names in which such holder desires the certificate or certificates representing shares of Series A Liberty Interactive Common Stock to be issued and, if less than all of the shares of Series B Liberty Interactive Common Stock represented by one certificate are to be converted, the name or names in which such holder desires the certificate or certificates representing the unconverted shares of Series B Liberty Interactive Common Stock to be issued. Any certificate representing shares surrendered for conversion in accordance with this paragraph will, if so required by the Corporation or its transfer agent, be accompanied by instruments of transfer, in form satisfactory to the Corporation or its transfer agent, duly executed by the holder of such shares or the duly authorized representative of such holder, and will, if required by the next succeeding paragraph, be accompanied by payment, or evidence of payment, of applicable issue or transfer taxes. Promptly thereafter, the Corporation will issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates representing the number of shares of Series A Liberty Interactive Common Stock to which such holder will be entitled as herein provided. If less than all of the shares of Series B Liberty Interactive Common Stock represented by any one certificate are to be converted, the Corporation will issue and deliver to such holder or such holder's nominee or nominees, a new certificate representing the shares of Series B Liberty Interactive Common Stock not converted. Such conversion will be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer and payment or evidence of payment of taxes referred to above, and the Person or Persons entitled to receive the Series A Liberty Interactive Common Stock issuable on such conversion will be treated for all purposes as the record holder or holders of such Series A Liberty Interactive Common Stock on that date. A number of shares of Series A Liberty Interactive Common Stock equal to the number of shares of Series B Liberty Interactive Common Stock outstanding from time to time will be set aside and reserved for issuance upon conversion of shares of Series B Liberty Interactive Common Stock as provided herein. Shares of Series A Liberty Interactive Common Stock and shares of Series C Liberty Interactive Common Stock will not be convertible at the option of the holder into shares of any other series of Common Stock.

          The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates representing shares of Liberty Interactive Common Stock on conversion of shares of Series B Liberty Interactive Common Stock pursuant to this paragraph (b)(i)(C). The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates representing any shares of Liberty Interactive Common Stock in a name other than that in which the shares of Series B Liberty Interactive Common Stock so converted were registered and no such issue or delivery will be made unless and until the person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

          Liberty Interactive Common Stock will be convertible at the option of the Corporation, in whole or in part, in accordance with the other provisions of this Section A.2.

          (ii)   Conversion of Liberty Interactive Common Stock into Liberty Capital Common Stock at the Option of the Corporation.

            (A)  At the option of the Corporation, exercisable at any time by resolution of its Board of Directors: (I) each share of Series A Liberty Interactive Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Capital Common Stock equal to the Interactive/Capital Group Optional Conversion Ratio, (II) each share of Series B Liberty Interactive Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Capital Common Stock equal to the Interactive/Capital Group Optional Conversion Ratio, and (III) each share of Series C Liberty Interactive Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Capital Common Stock equal to the Interactive/Capital Group Optional Conversion Ratio.

            (B)  For purposes of this paragraph (b)(ii), the "Interactive/Capital Group Optional Conversion Ratio" means the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of the Liberty Interactive Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of the Liberty Capital Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date.

            (C)  If the Corporation determines to convert shares of Liberty Interactive Common Stock into Liberty Capital Common Stock pursuant to this paragraph (b)(ii), such conversion will occur on an Interactive Group Conversion Date on or prior to the 45th day following the

    Determination Date and will otherwise be effected in accordance with the provisions of paragraph (g)(iv) of this Section A.2. If the Corporation determines not to undertake such conversion following the determination of the Interactive/Capital Group Optional Conversion Ratio, the Corporation may at any time thereafter establish a new Determination Date, in which event the Interactive/Capital Group Optional Conversion Ratio will be recalculated as of such new Determination Date and, if the Corporation determines to convert shares of Liberty Interactive Common Stock into shares of Liberty Capital Common Stock, a new Interactive Group Conversion Date will be established, in each case, in accordance with this paragraph (b)(ii).

            (D)  The Corporation will not convert shares of a series of Liberty Interactive Common Stock into shares of Liberty Capital Common Stock pursuant to this paragraph (b)(ii) without converting all outstanding shares of each series of Liberty Interactive Common Stock into shares of Liberty Capital Common Stock, in each case, in accordance with this paragraph (b)(ii).

          (iii)  Conversion of Liberty Interactive Common Stock into Liberty Starz Common Stock at the Option of the Corporation.

            (A)  At the option of the Corporation, exercisable at any time by resolution of its Board of Directors: (I) each share of Series A Liberty Interactive Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Starz Common Stock equal to the Interactive/Starz Group Optional Conversion Ratio, (II) each share of Series B Liberty Interactive Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Starz Common Stock equal to the Interactive/Starz Group Optional Conversion Ratio, and (III) each share of Series C Liberty Interactive Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Starz Common Stock equal to the Interactive/Starz Group Optional Conversion Ratio.

            (B)  For purposes of this paragraph (b)(iii), the "Interactive/Starz Group Optional Conversion Ratio" means the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of the Liberty Interactive Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of the Liberty Starz Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date.

            (C)  If the Corporation determines to convert shares of Liberty Interactive Common Stock into Liberty Starz Common Stock pursuant to this paragraph (b)(iii), such conversion will occur on an Interactive Group Conversion Date on or prior to the 45th day following the Determination Date and will otherwise be effected in accordance with the provisions of paragraph (g)(iv) of this Section A.2. If the Corporation determines not to undertake such conversion following the determination of the Interactive/Starz Group Optional Conversion Ratio, the Corporation may at any time thereafter establish a new Determination Date, in which event the Interactive/Starz Group Optional Conversion Ratio will be recalculated as of such new Determination Date and, if the Corporation determines to convert shares of Liberty Interactive Common Stock into shares of Liberty Starz Common Stock, a new Interactive Group Conversion Date will be established, in each case, in accordance with this paragraph (b)(iii).

            (D)  The Corporation will not convert shares of a series of Liberty Interactive Common Stock into shares of Liberty Starz Common Stock pursuant to this paragraph (b)(iii) without converting all outstanding shares of each series of Liberty Interactive Common Stock into shares of Liberty Starz Common Stock, in each case, in accordance with this paragraph (b)(iii).

          (iv)  Conversion of Liberty Starz Common Stock into Liberty Capital Common Stock at the Option of the Corporation.

            (A)  At the option of the Corporation, exercisable at any time by resolution of its Board of Directors: (I) each share of Series A Liberty Starz Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Capital Common Stock equal to the Starz/Capital Group Optional Conversion Ratio, (II) each share of Series B Liberty Starz Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Capital Common Stock equal to the Starz/Capital Group Optional Conversion Ratio, and (III) each share of Series C Liberty Starz Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Capital Common Stock equal to the Starz/Capital Group Optional Conversion Ratio.

            (B)  For purposes of this paragraph (b)(iv), the "Starz/Capital Group Optional Conversion Ratio" means the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of the Liberty Starz Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of the Liberty Capital Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date.

            (C)  If the Corporation determines to convert shares of Liberty Starz Common Stock into Liberty Capital Common Stock pursuant to this paragraph (b)(iv), such conversion will occur on a Starz Group Conversion Date on or prior to the 45th day following the Determination Date and will otherwise be effected in accordance with the provisions of paragraph (f)(iv) of this Section A.2. If the Corporation determines not to undertake such conversion following the determination of the Starz/Capital Group Optional Conversion Ratio, the Corporation may at any time thereafter establish a new Determination Date, in which event the Starz/Capital Group Optional Conversion Ratio will be recalculated as of such new Determination Date and, if the Corporation determines to convert shares of Liberty Starz Common Stock into shares of Liberty Capital Common Stock, a new Starz Group Conversion Date will be established, in each case, in accordance with this paragraph (b)(iv).

            (D)  The Corporation will not convert shares of a series of Liberty Starz Common Stock into shares of Liberty Capital Common Stock pursuant to this paragraph (b)(iv) without converting all outstanding shares of each series of Liberty Starz Common Stock into shares of Liberty Capital Common Stock, in each case, in accordance with this paragraph (b)(iv).

          (v)   Conversion of Liberty Starz Common Stock into Liberty Interactive Common Stock at the Option of the Corporation.

            (A)  At the option of the Corporation, exercisable at any time by resolution of its Board of Directors: (I) each share of Series A Liberty Starz Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Interactive Common Stock equal to the Starz/Interactive Group Optional Conversion Ratio, (II) each share of Series B Liberty Starz Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Interactive Common Stock equal to the Starz/Interactive Group Optional Conversion Ratio, and (III) each share of Series C Liberty Starz Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Interactive Common Stock equal to the Starz/Interactive Group Optional Conversion Ratio.

            (B)  For purposes of this paragraph (b)(v), the "Starz/Interactive Group Optional Conversion Ratio" means the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of the Liberty Starz Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of the Liberty Interactive Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date.

            (C)  If the Corporation determines to convert shares of Liberty Starz Common Stock into Liberty Interactive Common Stock pursuant to this paragraph (b)(v), such conversion will occur on a Starz Group Conversion Date on or prior to the 45th day following the Determination Date and will otherwise be effected in accordance with the provisions of paragraph (f)(iv) of this Section A.2. If the Corporation determines not to undertake such conversion following the determination of the Starz/Interactive Group Optional Conversion Ratio, the Corporation may at any time thereafter establish a new Determination Date, in which event the Starz/Interactive Group Optional Conversion Ratio will be recalculated as of such new Determination Date and, if the Corporation determines to convert shares of Liberty Starz Common Stock into shares of Liberty Interactive Common Stock, a new Starz Group Conversion Date will be established, in each case, in accordance with this paragraph (b)(v).

            (D)  The Corporation will not convert shares of a series of Liberty Starz Common Stock into shares of Liberty Interactive Common Stock pursuant to this paragraph (b)(v) without converting all outstanding shares of each series of Liberty Starz Common Stock into shares of Liberty Interactive Common Stock, in each case, in accordance with this paragraph (b)(v).

          (vi)  Conversion of Liberty Capital Common Stock into Liberty Interactive Common Stock at the Option of the Corporation.

            (A)  At the option of the Corporation, exercisable at any time by resolution of its Board of Directors: (I) each share of Series A Liberty Capital Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Interactive Common Stock equal to the Capital/Interactive Group Optional Conversion Ratio, (II) each share of Series B Liberty Capital Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Interactive Common Stock equal to the Capital/Interactive Group Optional Conversion Ratio, and (III) each share of Series C Liberty Capital Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Interactive Common Stock equal to the Capital/Interactive Group Optional Conversion Ratio.

            (B)  For purposes of this paragraph (b)(vi), the "Capital/Interactive Group Optional Conversion Ratio" means the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of the Liberty Capital Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of the Liberty Interactive Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date.

            (C)  If the Corporation determines to convert shares of Liberty Capital Common Stock into Liberty Interactive Common Stock pursuant to this paragraph (b)(vi), such conversion will occur on a Capital Group Conversion Date on or prior to the 45th day following the Determination Date and will otherwise be effected in accordance with the provisions of paragraph (e)(iv) of this Section A.2. If the Corporation determines not to undertake such conversion following the determination of the Capital/Interactive Group Optional Conversion Ratio, the Corporation may at any time thereafter establish a new Determination Date, in which event the Capital/Interactive Group Optional Conversion Ratio will be recalculated as of such new Determination Date and, if the Corporation determines to convert shares of

    Liberty Capital Common Stock into shares of Liberty Interactive Common Stock, a new Capital Group Conversion Date will be established, in each case, in accordance with this paragraph (b)(vi).

            (D)  The Corporation will not convert shares of a series of Liberty Capital Common Stock into shares of Liberty Interactive Common Stock pursuant to this paragraph (b)(vi) without converting all outstanding shares of each series of Liberty Capital Common Stock into shares of Liberty Interactive Common Stock, in each case, in accordance with this paragraph (b)(vi).

          (vii) Conversion of Liberty Capital Common Stock into Liberty Starz Common Stock at the Option of the Corporation.

            (A)  At the option of the Corporation, exercisable at any time by resolution of its Board of Directors: (I) each share of Series A Liberty Capital Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Starz Common Stock equal to the Capital/Starz Group Optional Conversion Ratio, (II) each share of Series B Liberty Capital Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Starz Common Stock equal to the Capital/Starz Group Optional Conversion Ratio, and (III) each share of Series C Liberty Capital Common Stock will be converted into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Starz Common Stock equal to the Capital/Starz Group Optional Conversion Ratio.

            (B)  For purposes of this paragraph (b)(vii), the "Capital/Starz Group Optional Conversion Ratio" means the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of the Liberty Capital Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of the Liberty Starz Reference Share over the 60-Trading Day period ending on the Trading Day preceding the Determination Date.

            (C)  If the Corporation determines to convert shares of Liberty Capital Common Stock into Liberty Starz Common Stock pursuant to this paragraph (b)(vii), such conversion will occur on a Capital Group Conversion Date on or prior to the 45th day following the Determination Date and will otherwise be effected in accordance with the provisions of paragraph (e)(iv) of this Section A.2. If the Corporation determines not to undertake such conversion following the determination of the Capital/Starz Group Optional Conversion Ratio, the Corporation may at any time thereafter establish a new Determination Date, in which event the Capital/Starz Group Optional Conversion Ratio will be recalculated as of such new Determination Date and, if the Corporation determines to convert shares of Liberty Capital Common Stock into shares of Liberty Starz Common Stock, a new Capital Group Conversion Date will be established, in each case, in accordance with this paragraph (b)(vii).

            (D)  The Corporation will not convert shares of a series of Liberty Capital Common Stock into shares of Liberty Starz Common Stock pursuant to this paragraph (b)(vii) without converting all outstanding shares of each series of Liberty Capital Common Stock into shares of Liberty Starz Common Stock, in each case, in accordance with this paragraph (b)(vii).

        (c)    Dividends Generally.

          (i)    Dividends on Liberty Capital Common Stock.    Subject to the applicable terms of any Preferred Stock Designation, dividends on the Liberty Capital Common Stock may be declared and paid only out of the lesser of (A) assets of the Corporation legally available therefor and (B) the Capital Group Available Dividend Amount. Whenever a dividend, other than a dividend that consists of a Share Distribution, is paid to the holders of one or more series of Liberty Capital Common Stock, the Corporation will also pay to the holders of each other series of Liberty Capital

  Common Stock a dividend per share equal to the dividend per share paid to the holders of such first one or more series of Liberty Capital Common Stock, such that the dividend paid on each share of Liberty Capital Common Stock, regardless of series, is the same. Whenever a dividend that consists of a Share Distribution is paid to the holders of one or more series of Liberty Capital Common Stock, the Corporation will also pay a dividend that consists of a Share Distribution to the holders of each other series of Liberty Capital Common Stock as provided in paragraph (d)(i) of this Section A.2.

          If the Capital Group Outstanding Interest Fraction is less than one (1) on the record date for any dividend, including a dividend that consists of a Share Distribution, with respect to the Liberty Capital Common Stock, then concurrently with the payment of any dividend on the outstanding shares of Liberty Capital Common Stock:

            (A)  if such dividend consists of cash, securities (other than shares of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock) or other assets, at the election of the Board of Directors, the Corporation will (I) attribute (a "Capital Group Inter-Group Dividend") to the Interactive Group and the Starz Group, to the extent that such Group has a Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest attributable to it as of the record date for such dividend, subject to the last paragraph of this paragraph (c)(i), an aggregate amount of cash, securities or other assets, or a combination thereof (the "Capital Group Inter-Group Dividend Amount"), with a Fair Value equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as of the record date for such dividend, by (y) the per share Fair Value of such dividend payable to the holders of outstanding shares of Liberty Capital Common Stock, as determined by the Board of Directors (and with the amount of the Capital Group Inter-Group Dividend Amount to be attributed to the Interactive Group and the Starz Group to be determined (x) in the case of the Interactive Group, by multiplying the Capital Group Inter-Group Dividend Amount by a fraction, the numerator of which is the Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest and the denominator of which is the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest (such fraction determined as of the applicable determination date, the "Interactive Group's Fractional Interest in the Capital Group"), in each case as of the record date for such dividend, and (y) in the case of the Starz Group, by multiplying the Capital Group Inter-Group Dividend Amount by a fraction, the numerator of which is the Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest and the denominator of which is the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest (such fraction determined as of the applicable determination date, the "Starz Group's Fractional Interest in the Capital Group"), in each case as of the record date for such dividend), or (II) increase the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (x) the Capital Group Inter-Group Dividend Amount, by (y) the Fair Value of the Liberty Capital Reference Share as of the "ex" date or any similar date for such dividend, and such additional Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest will be allocated to the Interactive Group and the Starz Group by multiplying such additional number of shares by, in the case of the amount to be allocated to the Interactive Group, the Interactive Group's Fractional Interest in the Capital Group as of the record date for such dividend and, in the case of the amount to be allocated to the Starz Group, the Starz Group's Fractional Interest in the Capital Group as of the record date for such dividend;

            (B)  if such dividend consists of shares of Liberty Capital Common Stock, the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest will be increased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as of the record date for such dividend, by (y) the Capital Group Share Distribution Ratio applicable to such dividend, and such additional Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest will be allocated to the Interactive Group and the Starz Group by multiplying such additional number of shares by, in the case of the amount to be allocated to the Interactive Group, the Interactive Group's Fractional Interest in the Capital Group as of the record date for such dividend and, in the case of the amount to be allocated to the Starz Group, the Starz Group's Fractional Interest in the Capital Group as of the record date for such dividend;

            (C)  if such dividend consists of shares of Liberty Starz Common Stock, subject to paragraph (d)(i)(B), (1) the Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest will be decreased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by adding (I) the number of shares of Liberty Starz Common Stock distributed to holders of Liberty Capital Common Stock, plus (II) the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as of the record date for such dividend, by (y) the Starz Group Share Distribution Ratio applicable to such dividend, and (2) upon such distribution, there will be established for the benefit of the Interactive Group, an Inter-Group Interest in the Starz Group (or if such an Inter-Group Interest existed at the time of such distribution, such Inter-Group Interest will be increased) as follows: a Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest will be established with (or if in existence, increased by) a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest as of the record date for such dividend, by (y) the Starz Group Share Distribution Ratio applicable to such dividend; or

            (D)  if such dividend consists of shares of Liberty Interactive Common Stock, subject to paragraph (d)(i)(C), (1) the Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest will be decreased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by adding (I) the number of shares of Liberty Interactive Common Stock distributed to holders of Liberty Capital Common Stock, plus (II) the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as of the record date for such dividend, by (y) the Interactive Group Share Distribution Ratio applicable to such dividend and (2) upon such distribution, there will be established for the benefit of the Starz Group, an Inter-Group Interest in the Interactive Group (or if such an Inter-Group Interest existed at the time of such distribution, such Inter-Group Interest will be increased) as follows: a Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest will be established with (or if in existence, increased by) a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest as of the record date for such dividend, by (y) the Interactive Group Share Distribution Ratio applicable to such dividend.

          In the case of a dividend paid pursuant to clause (E) of paragraph (e)(ii) of this Section A.2. in connection with a Capital Group Disposition, the Capital Group Inter-Group Dividend Amount may be increased, at the election of the Board of Directors, by the aggregate amount of the dividend that would have been payable with respect to the shares of Liberty Capital Common Stock converted into Liberty Interactive Common Stock or Liberty Starz Common Stock, as applicable, in connection with such Capital Group Disposition if such shares were not so converted and received the same dividend per share as the other shares of Liberty Capital Common Stock received in connection with such Capital Group Disposition.

          A Capital Group Inter-Group Dividend may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash, securities or other assets, or a combination thereof, and may be payable in kind or otherwise.

          (ii)   Dividends on Liberty Starz Common Stock.    Subject to the applicable terms of any Preferred Stock Designation, dividends on the Liberty Starz Common Stock may be declared and paid only out of the lesser of (A) assets of the Corporation legally available therefor and (B) the Starz Group Available Dividend Amount. Whenever a dividend, other than a dividend that consists of a Share Distribution, is paid to the holders of one or more series of Liberty Starz Common Stock, the Corporation will also pay to the holders of each other series of Liberty Starz Common Stock a dividend per share equal to the dividend per share paid to the holders of such first one or more series of Liberty Starz Common Stock, such that the dividend paid on each share of Liberty Starz Common Stock, regardless of series, is the same. Whenever a dividend that consists of a Share Distribution is paid to the holders of one or more series of Liberty Starz Common Stock, the Corporation will also pay a dividend that consists of a Share Distribution to the holders of each other series of Liberty Starz Common Stock as provided in paragraph (d)(ii) of this Section A.2.

          If the Starz Group Outstanding Interest Fraction is less than one (1) on the record date for any dividend, including a dividend that consists of a Share Distribution, with respect to the Liberty Starz Common Stock, then concurrently with the payment of any dividend on the outstanding shares of Liberty Starz Common Stock:

            (A)  if such dividend consists of cash, securities (other than shares of Liberty Starz Common Stock, Liberty Capital Common Stock or Liberty Interactive Common Stock) or other assets, at the election of the Board of Directors, the Corporation will (I) attribute (a "Starz Group Inter-Group Dividend") to the Interactive Group and the Capital Group, to the extent that such Group has a Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest attributable to it as of the record date for such dividend, subject to the last paragraph of this paragraph (c)(ii), an aggregate amount of cash, securities or other assets, or a combination thereof (the "Starz Group Inter-Group Dividend Amount"), with a Fair Value equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest as of the record date for such dividend, by (y) the per share Fair Value of such dividend payable to the holders of outstanding shares of Liberty Starz Common Stock, as determined by the Board of Directors (and with the amount of the Starz Group Inter-Group Dividend Amount to be attributed to the Interactive Group and the Capital Group to be determined (x) in the case of the Interactive Group, by multiplying the Starz Group Inter-Group Dividend Amount by a fraction, the numerator of which is the Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest and the denominator of which is the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest (such fraction determined as of the applicable determination date, the "Interactive Group's Fractional Interest in the Starz Group"), in each case as of the record date for such dividend, and (y) in the case of the Capital Group, by multiplying the Starz

    Group Inter-Group Dividend Amount by a fraction, the numerator of which is the Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest and the denominator of which is the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest (such fraction determined as of the applicable determination date, the "Capital Group's Fractional Interest in the Starz Group"), in each case as of the record date for such dividend), or (II) increase the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (x) the Starz Group Inter-Group Dividend Amount, by (y) the Fair Value of the Liberty Starz Reference Share as of the "ex" date or any similar date for such dividend, and such additional Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest will be allocated to the Interactive Group and the Capital Group by multiplying such additional number of shares by, in the case of the amount to be allocated to the Interactive Group, the Interactive Group's Fractional Interest in the Starz Group as of the record date for such dividend and, in the case of the amount to be allocated to the Capital Group, the Capital Group's Fractional Interest in the Starz Group as of the record date for such dividend;

            (B)  if such dividend consists of shares of Liberty Starz Common Stock, the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest will be increased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest as of the record date for such dividend, by (y) the Starz Group Share Distribution Ratio applicable to such dividend, and such additional Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest will be allocated to the Interactive Group and the Capital Group by multiplying such additional number of shares by, in the case of the amount to be allocated to the Interactive Group, the Interactive Group's Fractional Interest in the Starz Group as of the record date for such dividend and, in the case of the amount to be allocated to the Capital Group, the Capital Group's Fractional Interest in the Starz Group as of the record date for such dividend;

            (C)  if such dividend consists of shares of Liberty Capital Common Stock, subject to paragraph (d)(ii)(B), (1) the Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest will be decreased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by adding (I) the number of shares of Liberty Capital Common Stock distributed to holders of Liberty Starz Common Stock, plus (II) the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest as of the record date for such dividend, by (y) the Capital Group Share Distribution Ratio applicable to such dividend and (2) upon such distribution, there will be established for the benefit of the Interactive Group, an Inter-Group Interest in the Capital Group (or if such an Inter-Group Interest existed at the time of such distribution, such Inter-Group Interest will be increased) as follows: a Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest will be established with (or if in existence, increased by) a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest as of the record date for such dividend, by (y) the Capital Group Share Distribution Ratio applicable to such dividend; or

            (D)  if such dividend consists of shares of Liberty Interactive Common Stock, subject to paragraph (d)(ii)(C), (1) the Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest will be decreased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by adding (I) the number of shares of Liberty Interactive Common Stock distributed to holders of Liberty Starz Common Stock, plus (II) the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest as of the record date for such dividend, by (y) the Interactive Group Share Distribution Ratio applicable to such dividend and (2) upon such distribution, there will be established for the benefit of the Capital Group, an Inter-Group Interest in the Interactive Group (or if such an Inter-Group Interest existed at the time of such distribution, such Inter-Group Interest will be increased) as follows: a Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest will be established with (or if in existence, increased by) a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest as of the record date for such dividend, by (y) the Interactive Group Share Distribution Ratio applicable to such dividend.

          In the case of a dividend paid pursuant to clause (E) of paragraph (f)(ii) of this Section A.2. in connection with a Starz Group Disposition, the Starz Group Inter-Group Dividend Amount may be increased, at the election of the Board of Directors, by the aggregate amount of the dividend that would have been payable with respect to the shares of Liberty Starz Common Stock converted into Liberty Interactive Common Stock or Liberty Capital Common Stock, as applicable, in connection with such Starz Group Disposition if such shares were not so converted and received the same dividend per share as the other shares of Liberty Starz Common Stock received in connection with such Starz Group Disposition.

          A Starz Group Inter-Group Dividend may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash, securities or other assets, or a combination thereof, and may be payable in kind or otherwise.

          (iii)  Dividends on Liberty Interactive Common Stock.    Subject to the applicable terms of any Preferred Stock Designation, dividends on the Liberty Interactive Common Stock may be declared and paid only out of the lesser of (A) assets of the Corporation legally available therefor and (B) the Interactive Group Available Dividend Amount. Whenever a dividend, other than a dividend that consists of a Share Distribution, is paid to the holders of one or more series of Liberty Interactive Common Stock, the Corporation will also pay to the holders of each other series of Liberty Interactive Common Stock a dividend per share equal to the dividend per share paid to the holders of such first one or more series of Liberty Interactive Common Stock, such that the dividend paid on each share of Liberty Interactive Common Stock, regardless of series, is the same. Whenever a dividend that consists of a Share Distribution is paid to the holders of one or more series of Liberty Interactive Common Stock, the Corporation will also pay a dividend that consists of a Share Distribution to the holders of each other series of Liberty Interactive Common Stock as provided in paragraph (d)(iii) of this Section A.2.

          If the Interactive Group Outstanding Interest Fraction is less than one (1) on the record date for any dividend, including a dividend that consists of a Share Distribution, with respect to the Liberty Interactive Common Stock, then concurrently with the payment of any dividend on the outstanding shares of Liberty Interactive Common Stock:

            (A)  if such dividend consists of cash, securities (other than shares of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock) or other assets, at the election of the Board of Directors, the Corporation will (I) attribute (an "Interactive Group Inter-Group Dividend") to the Capital Group and the Starz Group, to the extent that such Group has a Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest attributable to it as of the record date for such dividend, subject to the last paragraph of this paragraph (c)(iii), an aggregate amount of cash, securities or other assets, or a combination thereof (the "Interactive Group Inter-Group Dividend Amount"), with a Fair Value equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest as of the record date for such dividend, by (y) the per share Fair Value of such dividend payable to the holders of outstanding shares of Liberty Interactive Common Stock, as determined by the Board of Directors (and with the amount of the Interactive Group Inter-Group Dividend Amount to be attributed to the Capital Group and the Starz Group to be determined (x) in the case of the Capital Group, by multiplying the Interactive Group Inter-Group Dividend Amount by a fraction, the numerator of which is the Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest and the denominator of which is the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest (such fraction determined as of the applicable determination date, the "Capital Group's Fractional Interest in the Interactive Group"), in each case as of the record date for such dividend, and (y) in the case of the Starz Group, by multiplying the Interactive Group Inter-Group Dividend Amount by a fraction, the numerator of which is the Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest and the denominator of which is the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest (such fraction determined as of the applicable determination date, the "Starz Group's Fractional Interest in the Interactive Group"), in each case as of the record date for such dividend), or (II) increase the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (x) the Interactive Group Inter-Group Dividend Amount, by (y) the Fair Value of the Liberty Interactive Reference Share as of the "ex" date or any similar date for such dividend, and such additional Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest will be allocated to the Capital Group and the Starz Group by multiplying such additional number of shares by, in the case of the amount to be allocated to the Capital Group, the Capital Group's Fractional Interest in the Interactive Group as of the record date for such dividend and, in the case of the amount to be allocated to the Starz Group, the Starz Group's Fractional Interest in the Interactive Group as of the record date for such dividend;

            (B)  if such dividend consists of shares of Liberty Interactive Common Stock, the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest will be increased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest as of the record date for such dividend, by (y) the Interactive Group Share Distribution Ratio applicable to such dividend, and such additional Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest will be allocated to the Capital Group and the Starz Group by multiplying such additional number of shares by, in the case of the amount to be allocated to the Capital Group, the Capital Group's Fractional Interest in the Interactive Group as of the record date for such dividend and, in the case of the amount to be allocated to the Starz Group, the Starz Group's Fractional Interest in the Interactive Group as of the record date for such dividend;

            (C)  if such dividend consists of shares of Liberty Starz Common Stock, subject to paragraph (d)(iii)(C), (1) the Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest will be decreased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by adding (I) the number of shares of Liberty Starz Common Stock distributed to holders of Liberty Interactive Common Stock, plus (II) the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Interactive

    Group Inter-Group Interest as of the record date for such dividend, by (y) the Starz Group Share Distribution Ratio applicable to such dividend and (2) upon such distribution, there will be established for the benefit of the Capital Group, an Inter-Group Interest in the Starz Group (or if such an Inter-Group Interest existed at the time of such distribution, such Inter-Group Interest will be increased) as follows: a Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest will be established with (or if in existence, increased by) a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest as of the record date for such dividend, by (y) the Starz Group Share Distribution Ratio applicable to such dividend; or

            (D)  if such dividend consists of shares of Liberty Capital Common Stock, subject to paragraph (d)(iii)(B), (1) the Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest will be decreased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by adding (I) the number of shares of Liberty Capital Common Stock distributed to holders of Liberty Interactive Common Stock, plus (II) the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest as of the record date for such dividend, by (y) the Capital Group Share Distribution Ratio applicable to such dividend and (2) upon such distribution, there will be established for the benefit of the Starz Group, an Inter-Group Interest in the Capital Group (or if an Inter-Group Interest existed at the time of such distribution, such Inter-Group Interest will be increased) as follows: a Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest will be established with (or if in existence, increased by) a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest as of the record date for such dividend, by (y) the Capital Group Share Distribution Ratio applicable to such dividend.

          In the case of a dividend paid pursuant to clause (E) of paragraph (g)(ii) of this Section A.2. in connection with an Interactive Group Disposition, the Interactive Group Inter-Group Dividend Amount may be increased, at the election of the Board of Directors, by the aggregate amount of the dividend that would have been payable with respect to the shares of Liberty Interactive Common Stock converted into Liberty Capital Common Stock or Liberty Starz Common Stock, as applicable, in connection with such Interactive Group Disposition if such shares were not so converted and received the same dividend per share as the other shares of Liberty Interactive Common Stock received in connection with such Interactive Group Disposition.

          An Interactive Group Inter-Group Dividend may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash, securities or other assets, or a combination thereof, and may be payable in kind or otherwise.

          (iv)  Discrimination Between or Among Series of Common Stock.    Subject to the provisions of paragraphs (c) and (d) of this Section A.2., the Board of Directors will have the authority and discretion to declare and pay (or to refrain from declaring and paying) dividends, including, without limitation, dividends consisting of Share Distributions, on outstanding shares of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock, or all such series, and in equal or unequal amounts, or only on the Liberty Capital Common Stock, the Liberty Starz Common Stock or the Liberty Interactive Common Stock (subject to applicable law), notwithstanding the relationship between or among the Capital Group Available Dividend Amount, the Starz Group Available Dividend Amount and the Interactive Group Available Dividend Amount, or the respective amounts of prior dividends declared on, or the liquidation rights of, the Liberty Capital Common Stock, the Liberty Starz Common Stock or the Liberty Interactive Common Stock, or any other factor.

        (d)    Share Distributions.

          (i)    Distributions on Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock.    If at any time a Share Distribution is to be made with respect to the Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock or Series C Liberty Capital Common Stock, then, in addition to the applicable requirements of paragraph (c)(i) of this Section A.2., such Share Distribution may be declared and paid only as follows:

            (A)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, shares of Series B Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Capital Common Stock) may be declared and paid to holders of Series B Liberty Capital Common Stock and shares of Series C Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Capital Common Stock) may be declared and paid to holders of Series C Liberty Capital Common Stock, in each case, on an equal per share basis;

            (B)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, shares of Series B Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Starz Common Stock) may be declared and paid to holders of Series B Liberty Capital Common Stock and shares of Series C Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Starz Common Stock) may be declared and paid to holders of Series C Liberty Capital Common Stock, in each case, on an equal per share basis; provided, however, that no such Share Distribution will be declared and paid if the amount obtained by adding (x) the aggregate number of shares of Liberty Starz Common Stock to be so distributed pursuant to this paragraph (d)(i)(B) (including the number of such shares that would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed pursuant to such Share Distribution), plus (y) the number of shares of Liberty Starz Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the Capital Group, plus (z) if the Capital Group Outstanding Interest Fraction is less than one (1) on the record date for the Share Distribution, the number of shares of Liberty Starz Common Stock equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as of the record date for such Share Distribution, by (II) the Starz Group Share Distribution Ratio, is greater than the Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest;

            (C)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock and Series C Liberty Capital Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Capital Common Stock, shares of Series B Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Interactive Common Stock) may be declared and paid to holders of Series B Liberty Capital Common Stock and shares of Series C Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Interactive Common Stock) may be declared and paid to holders of Series C Liberty Capital Common Stock, in each case, on an equal per share basis; provided, however, that no such Share Distribution will be declared and paid if the amount obtained by adding (x) the aggregate number of shares of Liberty Interactive Common Stock to be so distributed pursuant to this paragraph (d)(i)(C) (including the number of such shares that would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed pursuant to such Share Distribution), plus (y) the number of shares of Liberty Interactive Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the Capital Group, plus (z) if the Capital Group Outstanding Interest Fraction is less than one (1) on the record date for the Share Distribution, the number of shares of Liberty Interactive Common Stock equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as of the record date for such Share Distribution, by (II) the Interactive Group Share Distribution Ratio, is greater than the Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest; or

            (D)  a Share Distribution consisting of any class or series of securities of the Corporation or any other Person, other than Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock), may be declared and paid, at the election of the Board of Directors, either on the basis of a distribution of (x) identical securities, on an equal per share basis, to holders of each series of Liberty Capital Common Stock, (y) separate classes or series of securities, on an equal per share basis, to the holders of each series of Liberty Capital Common Stock or (z) a separate class or series of securities to the holders of one or more series of Liberty Capital Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Liberty Capital Common Stock; provided, that in the case of clauses (y) and (z), (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Capital Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other series of Liberty Capital Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Capital Common Stock, the Series B Liberty Capital Common Stock and the Series C Liberty Capital Common Stock, and (2) in the event the securities to be received by the holders of shares of Liberty Capital Common Stock other than the Series B Liberty Capital Common Stock consist of different classes or series of securities, with each such class or series of securities (or the securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Capital Common Stock (other than the Series B Liberty Capital Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) of the class or series of securities (or the securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) to be received by the holders of each series of Liberty Capital Common Stock (other than the Series B Liberty Capital Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) of such series of Liberty Capital Common Stock, as compared to the other series of Liberty Capital Common Stock (other than the Series B Liberty Capital Common Stock).

          (ii)   Distributions on Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock and Series C Liberty Starz Common Stock.    If at any time a Share Distribution is to be made with respect to the Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock or Series C Liberty Starz Common Stock, then, in addition to the applicable requirements of paragraph (c)(ii) of this Section A.2., such Share Distribution may be declared and paid only as follows:

            (A)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock and Series C Liberty Starz Common Stock, on an equal per share basis; or

    (II) shares of Series C Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock and Series C Liberty Starz Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, shares of Series B Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Starz Common Stock) may be declared and paid to holders of Series B Liberty Starz Common Stock and shares of Series C Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Starz Common Stock) may be declared and paid to holders of Series C Liberty Starz Common Stock, in each case, on an equal per share basis;

            (B)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock and Series C Liberty Starz Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock and Series C Liberty Starz Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, shares of Series B Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Capital Common Stock) may be declared and paid to holders of Series B Liberty Starz Common Stock and shares of Series C Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Capital Common Stock) may be declared and paid to holders of Series C Liberty Starz Common Stock, in each case, on an equal per share basis; provided, however, that no such Share Distribution will be declared and paid if the amount obtained by adding (x) the aggregate number of shares of Liberty Capital Common Stock to be so distributed pursuant to this paragraph (d)(ii)(B) (including the number of such shares that would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed pursuant to such Share Distribution), plus (y) the number of shares of Liberty Capital Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the Starz Group, plus (z) if the Starz Group Outstanding Interest Fraction is less than one (1) on the record date for the Share Distribution, the number of shares of Liberty Capital Common Stock equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest as of the record date for such Share Distribution, by (II) the Capital Group Share Distribution Ratio, is greater than the Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest;

            (C)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, Series B

    Liberty Starz Common Stock and Series C Liberty Starz Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, Series B Liberty Starz Common Stock and Series C Liberty Starz Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Starz Common Stock, shares of Series B Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Interactive Common Stock) may be declared and paid to holders of Series B Liberty Starz Common Stock and shares of Series C Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Interactive Common Stock) may be declared and paid to holders of Series C Liberty Starz Common Stock, in each case, on an equal per share basis; provided, however, that no such Share Distribution will be declared and paid if the amount obtained by adding (x) the aggregate number of shares of Liberty Interactive Common Stock to be so distributed pursuant to this paragraph (d)(ii)(C) (including the number of such shares that would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed pursuant to such Share Distribution), plus (y) the number of shares of Liberty Interactive Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the Starz Group, plus (z) if the Starz Group Outstanding Interest Fraction is less than one (1) on the record date for the Share Distribution, the number of shares of Liberty Interactive Common Stock equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest as of the record date for such Share Distribution, by (II) the Interactive Group Share Distribution Ratio, is greater than the Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest; or

            (D)  a Share Distribution consisting of any class or series of securities of the Corporation or any other Person, other than Liberty Starz Common Stock, Liberty Capital Common Stock or Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Starz Common Stock, Liberty Capital Common Stock or Liberty Interactive Common Stock), may be declared and paid, at the election of the Board of Directors, either on the basis of a distribution of (x) identical securities, on an equal per share basis, to holders of each series of Liberty Starz Common Stock, (y) separate classes or series of securities, on an equal per share basis, to the holders of each series of Liberty Starz Common Stock or (z) a separate class or series of securities to the holders of one or more series of Liberty Starz Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Liberty Starz Common Stock; provided, that in the case of clauses (y) and (z), (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Starz Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other series of Liberty Starz Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Starz Common Stock, the Series B Liberty Starz Common Stock and the Series C Liberty Starz Common Stock, and (2) in the event the securities to be received by the holders of shares of Liberty Starz Common Stock other than the Series B Liberty Starz Common Stock consist of different classes or series of securities, with each such class or series of securities (or the securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Starz Common Stock (other than the Series B Liberty Starz Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) of the class or series of securities (or the securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) to be received by the holders of each series of Liberty Starz Common Stock (other than the Series B Liberty Starz Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) of such series of Liberty Starz Common Stock, as compared to the other series of Liberty Starz Common Stock (other than the Series B Liberty Starz Common Stock).

          (iii)  Distributions on Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock.    If at any time a Share Distribution is to be made with respect to the Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock or Series C Liberty Interactive Common Stock, then, in addition to the applicable requirements of paragraph (c)(iii) of this Section A.2., such Share Distribution may be declared and paid only as follows:

            (A)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Interactive Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, shares of Series B Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Interactive Common Stock) may be declared and paid to holders of Series B Liberty Interactive Common Stock and shares of Series C Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Interactive Common Stock) may be declared and paid to holders of Series C Liberty Interactive Common Stock, in each case, on an equal per share basis; or

            (B)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Capital Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, shares of Series B Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Capital Common Stock) may be declared and paid to holders of Series B Liberty Interactive Common Stock and shares of Series C Liberty Capital Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Capital Common Stock) may be declared and paid to holders of Series C Liberty Interactive Common Stock, in each case, on an equal per share basis; provided, however, that no such Share Distribution will be declared and paid if the amount obtained by adding (x) the aggregate number of shares of Liberty Capital Common Stock to be so distributed pursuant to this paragraph (d)(iii)(B) (including the number of such shares that would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed pursuant to such Share Distribution), plus (y) the number of shares of Liberty Capital Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the Interactive Group, plus (z) if the Interactive Group Outstanding Interest Fraction is less than one (1) on the record date for the Share Distribution, the number of shares of Liberty Capital Common Stock equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest as of the record date for such Share Distribution, by (II) the Capital Group Share Distribution Ratio, is greater than the Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest; or

            (C)  a Share Distribution consisting, at the election of the Board of Directors, of: (I) shares of Series A Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock, on an equal per share basis; or (II) shares of Series C Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock and Series C Liberty Interactive Common Stock, on an equal per share basis; or (III) shares of Series A Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Starz Common Stock) may be declared and paid to holders of Series A Liberty Interactive Common Stock, shares of Series B Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Starz Common Stock) may be declared and paid to holders of Series B Liberty Interactive Common Stock and shares of Series C Liberty Starz Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series C Liberty Starz Common

    Stock) may be declared and paid to holders of Series C Liberty Interactive Common Stock, in each case, on an equal per share basis; provided, however, that no such Share Distribution will be declared and paid if the amount obtained by adding (x) the aggregate number of shares of Liberty Starz Common Stock to be so distributed pursuant to this paragraph (d)(iii)(C) (including the number of such shares that would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed pursuant to such Share Distribution), plus (y) the number of shares of Liberty Starz Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the Interactive Group, plus (z) if the Interactive Group Outstanding Interest Fraction is less than one (1) on the record date for the Share Distribution, the number of shares of Liberty Starz Common Stock equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest as of the record date for such Share Distribution, by (II) the Starz Group Share Distribution Ratio, is greater than the Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest; or

            (D)  a Share Distribution consisting of any class or series of securities of the Corporation or any other Person, other than Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock), may be declared and paid, at the election of the Board of Directors, either on the basis of a distribution of (x) identical securities, on an equal per share basis, to holders of each series of Liberty Interactive Common Stock, (y) separate classes or series of securities, on an equal per share basis, to the holders of each series of Liberty Interactive Common Stock or (z) a separate class or series of securities to the holders of one or more series of Liberty Interactive Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Liberty Interactive Common Stock; provided, that in the case of clauses (y) and (z), (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Interactive Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other series of Liberty Interactive Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Interactive Common Stock, the Series B Liberty Interactive Common Stock and the Series C Liberty Interactive Common Stock), and (2) in the event the securities to be received by the holders of shares of Liberty Interactive Common Stock other than the Series B Liberty Interactive Common Stock consist of different classes or series of securities, with each such class or series of securities (or the securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty

    Interactive Common Stock (other than the Series B Liberty Interactive Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) of the class or series of securities (or the securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) to be received by the holders of each series of Liberty Interactive Common Stock (other than Series B Liberty Interactive Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) of such series of Liberty Interactive Common Stock, as compared to the other series of Liberty Interactive Common Stock (other than the Series B Liberty Interactive Common Stock).

        (e)    Redemption and Other Provisions Relating to the Liberty Capital Common Stock.

          (i)    Redemption for Securities of one or more Capital Group Subsidiaries.    At any time at which a Subsidiary of the Corporation holds, directly or indirectly, assets and liabilities attributed to the Capital Group, the Corporation may, at its option and subject to assets of the Corporation being legally available therefor, but subject (in addition to any other approval of the Corporation's stockholders (or any series thereof) required under the DGCL in respect of such redemption, if any) to the Corporation having received the Capital Group Redemption Stockholder Approval (and, to the extent applicable, the Starz Group Redemption Stockholder Approval and/or the Interactive Group Redemption Stockholder Approval), redeem outstanding shares of Liberty Capital Common Stock (such shares of Liberty Capital Common Stock to be redeemed, the "Capital Group Redemption Shares") for securities of such Subsidiary (a "Distributed Capital Group Subsidiary"), as provided herein. The number of Capital Group Redemption Shares will be determined, by the Board of Directors, by multiplying (A) the number of outstanding shares of Liberty Capital Common Stock as of the Capital Group Redemption Selection Date, by (B) the percentage of the Fair Value of the Capital Group that is represented by the Fair Value of the Corporation's equity interest in the Distributed Capital Group Subsidiary which is attributable to the Capital Group, in each case, as determined by the Board of Directors as of a date selected by the Board of Directors, as such percentage may be adjusted by the Board of Directors in its discretion to reflect the effects of a Capital Group Inter-Group Redemption Election and to take into account other things deemed relevant by the Board of Directors. The aggregate number of securities of the Distributed Capital Group Subsidiary to be delivered (the "Capital Group Distribution Subsidiary Securities") in redemption of the Capital Group Redemption Shares will be equal to: (A) if the Board of Directors makes a Capital Group Inter-Group Redemption Election as described below, the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the product of (I) the number of securities of the Distributed Capital Group Subsidiary owned by the Corporation and (II) the percentage of the Fair Value of the Corporation's equity interest in the Distributed Capital Group Subsidiary that is represented by the Fair Value of the Corporation's equity interest in the Distributed Capital Group Subsidiary which is attributable to the Capital Group (subject to adjustment to reflect the effects of a Capital Group Inter-Group Redemption Election) (such product, the "Distributable Capital Group Subsidiary Securities"), by (y) the Capital Group Outstanding Interest Fraction, in each case, as of the Capital Group Redemption Selection Date, or (B) if the Board of Directors does not make a Capital Group Inter-Group Redemption Election, all of the Distributable Capital Group Subsidiary Securities, in each case, subject to adjustment as provided below. The number of securities of the Distributed Capital Group Subsidiary to be delivered in redemption of each Capital Group Redemption Share will be equal to the amount (rounded, if necessary, to the nearest five decimal places) obtained by dividing (x) the number of Capital Group Distribution Subsidiary Securities, by (y) the number of Capital Group Redemption Shares.

          If the Capital Group Outstanding Interest Fraction is less than one (1) on the Capital Group Redemption Selection Date for any redemption pursuant to this paragraph (e)(i) and if (but only if) the Board of Directors so determines in its discretion (a "Capital Group Inter-Group Redemption Election"), then concurrently with the distribution of the Capital Group Distribution Subsidiary Securities in redemption of Capital Group Redemption Shares, the Corporation will attribute to the Starz Group and the Interactive Group an aggregate number of Distributable Capital Group Subsidiary Securities (the "Capital Group Inter-Group Interest Subsidiary Securities") equal to the difference between the total number of Distributable Capital Group Subsidiary Securities and the number of Capital Group Distribution Subsidiary Securities, subject to adjustment as provided below. The Capital Group Inter-Group Interest Subsidiary Securities will be allocated between the Starz Group and the Interactive Group by multiplying the number of Capital Group Inter-Group Interest Subsidiary Securities by (x), in the case of the Starz Group, the Starz Group's Fractional Interest in the Capital Group as of the Capital Group Redemption Selection Date and, (y) in the case of the Interactive Group, the Interactive Group's Fractional Interest in the Capital Group as of the Capital Group Redemption Selection Date. If a Capital Group Inter-Group Redemption Election is made, then: (I) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest will be decreased as described in subparagraph (ii)(D) of the definition of "Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest" in paragraph (j) of this Section A.2.; (II) the attribution of Capital Group Inter-Group Interest Subsidiary Securities to be made to the Starz Group and the Interactive Group may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of Capital Group Inter-Group Interest Subsidiary Securities to each such Group in accordance with the foregoing allocation; and (III) the Board of Directors may determine that the Capital Group Inter-Group Interest Subsidiary Securities so allocated or transferred to the Starz Group and the Interactive Group will be distributed to holders of shares of Liberty Starz Common Stock as a Share Distribution pursuant to paragraph (d)(ii)(D) and to holders of shares of Liberty Interactive Common Stock as a Share Distribution pursuant to paragraph (d)(iii)(D) of this Section A.2.

          If at the time of a redemption of Liberty Capital Common Stock pursuant to this paragraph (e)(i), there are outstanding any Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Capital Common Stock that would become convertible into or exercisable or exchangeable for Distributable Capital Group Subsidiary Securities as a result of such redemption, and the obligation to deliver securities of such Distributed Capital Group Subsidiary upon exercise, exchange or conversion of such Convertible Securities is not assumed or otherwise provided for by the Distributed Capital Group Subsidiary, then the Board of Directors may make such adjustments as it determines to be appropriate to the number of Capital Group Redemption Shares, the number of Capital Group Distribution Subsidiary Securities and the number of Capital Group Inter-Group Interest Subsidiary Securities (and any related adjustment to the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest, including any adjustments to the foregoing allocation between the Starz Group and the Interactive Group) to take into account the securities of the Distributed Capital Group Subsidiary into which such Convertible Securities are convertible or for which such Convertible Securities are exercisable or exchangeable.

          In the event that not all outstanding shares of Liberty Capital Common Stock are to be redeemed in accordance with this paragraph (e)(i) for Capital Group Distribution Subsidiary Securities, then (1) the number of shares of each series of Liberty Capital Common Stock to be redeemed in accordance with this paragraph (e)(i) will be determined by multiplying the aggregate number of Capital Group Redemption Shares by a fraction, the numerator of which is the aggregate number of shares of such series and the denominator of which is the aggregate number of shares of all series of Liberty Capital Common Stock, in each case, outstanding as of the

  Capital Group Redemption Selection Date, and (2) the outstanding shares of each series of Liberty Capital Common Stock to be redeemed in accordance with this paragraph (e)(i) will be redeemed by the Corporation pro rata among the holders of each series of Liberty Capital Common Stock or by such other method as may be determined by the Board of Directors to be equitable.

          To the extent that a Distributed Capital Group Subsidiary to be distributed pursuant to this paragraph (e)(i) also holds, directly or indirectly, assets and liabilities attributed to one or both of the Starz Group and the Interactive Group, then (x) such Distributed Capital Group Subsidiary will also be deemed a Distributed Starz Group Subsidiary for purposes of paragraph (f)(i) (to the extent such Distributed Capital Group Subsidiary also holds assets and liabilities of the Starz Group) and/or a Distributed Interactive Group Subsidiary for purposes of paragraph (g)(i) (to the extent such Distributed Capital Group Subsidiary also holds assets and liabilities of the Interactive Group) and (y) in connection with the redemption of Capital Group Redemption Shares pursuant to this paragraph (e)(i) the Corporation will also redeem shares of Liberty Starz Common Stock pursuant to the provisions of paragraph (f)(i) (in the event such Distributed Capital Group Subsidiary is also a Distributed Starz Group Subsidiary) and/or shares of Liberty Interactive Common Stock pursuant to the provisions of paragraph (g)(i) (in the event such Distributed Capital Group Subsidiary is also a Distributed Interactive Group Subsidiary), as applicable, subject to the Corporation obtaining the Capital Group Redemption Stockholder Approval and the applicable of the Starz Group Redemption Stockholder Approval and/or the Interactive Group Redemption Stockholder Approval. In connection with any such redemption of Liberty Capital Common Stock, Liberty Starz Common Stock and/or Liberty Interactive Common Stock, as applicable, the Board of Directors will effect such redemption in accordance with the terms of paragraphs (e)(i), (f)(i) and (g)(i), as applicable, as determined by the Board of Directors in good faith, with such changes and adjustments as the Board of Directors determines are reasonably necessary in order to effect such redemption in exchange for securities of a single Subsidiary holding the assets and liabilities of more than one Group. In effecting such redemption, the Board of Directors may determine to redeem the Capital Group Redemption Shares, the Starz Group Redemption Shares and/or the Interactive Group Redemption Shares, in exchange for one or more classes or series of securities of such Subsidiary, including, without limitation, for separate classes or series of securities of such Subsidiary, (I) with the holders of Capital Group Redemption Shares to receive Capital Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Capital Group held by such Subsidiary, (II) with holders of Starz Group Redemption Shares to receive Starz Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Starz Group held by such Subsidiary and/or (III) with holders of Interactive Group Redemption Shares to receive Interactive Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Interactive Group held by such Subsidiary, subject, in each case, to the applicable limitations on the class and series of securities of the Distributed Capital Group Subsidiary set forth in the last paragraph of paragraphs (e)(i), (f)(i) and (g)(i), as applicable.

          Any redemption pursuant to this paragraph (e)(i) will occur on a Capital Group Redemption Date set forth in a notice to holders of Liberty Capital Common Stock (and Convertible Securities convertible into or exercisable or exchangeable for shares of any series of Liberty Capital Common Stock (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities)) pursuant to paragraph (e)(iv)(C).

          In effecting a redemption of Liberty Capital Common Stock pursuant to this paragraph (e)(i), the Board of Directors may determine either to (x) redeem shares of each series of Liberty Capital Common Stock in exchange for a single class or series of securities of the Distributed Capital

  Group Subsidiary without distinction among series of Liberty Capital Common Stock, on an equal per share basis, (y) redeem shares of each series of Liberty Capital Common Stock in exchange for separate classes or series of securities of the Distributed Capital Group Subsidiary, on an equal per share basis, or (z) redeem shares of one or more series of Liberty Capital Common Stock in exchange for a separate class or series of securities of the Distributed Capital Group Subsidiary and, on an equal per share basis, redeem shares of all other series of Liberty Capital Common Stock in exchange for a different class or series of securities of the Distributed Capital Group Subsidiary; provided, that, in the case of clauses (y) and (z), (1) such separate classes or series do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Capital Common Stock receiving securities of a class or series having the highest relative voting rights and the holders of shares of each other series of Liberty Capital Common Stock receiving securities of a class or series having lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Capital Common Stock, the Series B Liberty Capital Common Stock and the Series C Liberty Capital Common Stock, and (2) in the event the securities to be received by the holders of shares of Liberty Capital Common Stock other than the Series B Liberty Capital Common Stock in such redemption consist of different classes or series of securities, with each such class or series differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Capital Common Stock (other than the Series B Liberty Capital Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights of the class or series of securities to be received by the holders of each series of Liberty Capital Common Stock corresponds to the extent practicable to the relative voting rights (as compared to the other series of Liberty Capital Common Stock, other than the Series B Liberty Capital Common Stock) of such series of Liberty Capital Common Stock. If the Board of Directors has made a Capital Group Inter-Group Redemption Election, then the determination as to the classes or series of securities of the Distributed Capital Group Subsidiary comprising the Capital Group Inter-Group Interest Subsidiary Securities to be so transferred or allocated to the Starz Group and/or the Interactive Group will be made by the Board of Directors in its discretion.

          (ii)   Mandatory Dividend, Redemption or Conversion in Case of Capital Group Disposition.    In the event of a Capital Group Disposition (other than an Exempt Capital Group Disposition), the Corporation will, on or prior to the 85th Trading Day following the consummation of such Capital Group Disposition and in accordance with the applicable provisions of this Section A.2., take the actions referred to in one of clauses (A), (B), (C), (D) or (E) below, as elected by the Board of Directors:

            (A)  Subject to the first sentence of paragraph (c)(i) of this Section A.2. the Corporation may declare and pay a dividend payable in cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, to the holders of outstanding shares of Liberty Capital Common Stock, with an aggregate Fair Value (subject to adjustment as provided below) equal to the Capital Group Allocable Net Proceeds of such Capital Group Disposition as of the record date for determining the holders entitled to receive such dividend, as the same may be determined by the Board of Directors, with such dividend to be paid in accordance with the applicable provisions of paragraph (c)(i) and (d)(i) of this Section A.2.; or

            (B)  Provided that there are assets of the Corporation legally available therefor and the Capital Group Available Dividend Amount would have been sufficient to pay a dividend pursuant to clause (A) of this paragraph (e)(ii) in lieu of effecting the redemption provided for in this clause (B), then:

              (I)   if such Capital Group Disposition involves all (not merely substantially all) of the assets of the Capital Group, the Corporation may redeem all outstanding shares of each series of Liberty Capital Common Stock for cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value (subject to adjustment as provided below) equal to the Capital Group Allocable Net Proceeds of such Capital Group Disposition as of the Capital Group Redemption Date, as determined by the Board of Directors, such aggregate amount to be allocated among the shares of all series of Liberty Capital Common Stock outstanding as of the Capital Group Redemption Date on an equal per share basis (subject to the provisions of this paragraph (e)(ii)); or

              (II)  if such Capital Group Disposition involves substantially all (but not all) of the assets of the Capital Group, the Corporation may apply an aggregate amount (subject to adjustment as provided below) of cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with a Fair Value equal to the Capital Group Allocable Net Proceeds of such Capital Group Disposition as of the Capital Group Redemption Selection Date (the "Capital Group Redemption Amount") to the redemption of outstanding shares of each series of Liberty Capital Common Stock, such Capital Group Redemption Amount to be allocated (subject to the provisions of this paragraph (e)(ii)) to the redemption of shares of each series of Liberty Capital Common Stock in the ratio of (x) the number of shares of such series outstanding as of the Capital Group Redemption Selection Date to (y) the aggregate number of shares of all series of Liberty Capital Common Stock outstanding as of such date, and the number of shares of each such series to be redeemed will equal the lesser of (1) the number of shares of such series outstanding as of the Capital Group Redemption Selection Date and (2) the whole number nearest the number obtained by dividing the aggregate amount so allocated to the redemption of such series by the Average Market Value of the Liberty Capital Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Capital Group Disposition; provided that, if following the foregoing allocation there remains any amount of the Capital Group Redemption Amount which is not being applied to the redemption of shares of a series of Liberty Capital Common Stock, then such excess amount will be allocated to the redemption of shares of each series of Liberty Capital Common Stock that, following the initial allocation referred to above, would have shares outstanding and not redeemed, with the number of outstanding and not redeemed shares to be redeemed from each such series to be calculated in accordance with clauses (1) and (2) of the immediately preceding sentence based upon such excess amount of the Capital Group Redemption Amount. The outstanding shares of a series of Liberty Capital Common Stock to be redeemed will be selected on a pro rata basis among the holders of such series or by such other method as the Board of Directors may determine to be equitable; or

            (C)  The Corporation may convert each outstanding share of Series A Liberty Capital Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Starz Common Stock, each outstanding share of Series B Liberty Capital Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Starz Common Stock, and each outstanding share of Series C Liberty Capital Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Starz Common Stock, in each case, equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of (I) the Average Market Value of the Liberty Capital Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Capital Group Disposition, to (II) the Average Market Value of the Liberty Starz Reference Share over the same 10-Trading Day period; or

            (D)  The Corporation may convert each outstanding share of Series A Liberty Capital Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Interactive Common Stock, each outstanding share of Series B Liberty Capital Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Interactive Common Stock, and each outstanding share of Series C Liberty Capital Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Interactive Common Stock, in each case, equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of (I) the Average Market Value of the Liberty Capital Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Capital Group Disposition, to (II) the Average Market Value of the Liberty Interactive Reference Share over the same 10-Trading Day period; or

            (E)  The Corporation may combine the conversion of a portion of the outstanding shares of Liberty Capital Common Stock into Liberty Starz Common Stock or Liberty Interactive Common Stock as contemplated by clauses (C) and (D) of this paragraph (e)(ii) with the payment of a dividend on or the redemption of shares of Liberty Capital Common Stock as described below, subject to the limitations specified in clause (A) (in the case of a dividend) or clause (B) (in the case of a redemption) of this paragraph (e)(ii) (including the limitations specified in other paragraphs of this Certificate referred to therein). In the event the Board of Directors elects the option described in this clause (E), the portion of the outstanding shares of Liberty Capital Common Stock to be converted into fully paid and non-assessable shares of Liberty Starz Common Stock or Liberty Interactive Common Stock, as applicable, will be determined by the Board of Directors and will be so converted at the conversion rate determined in accordance with clause (C) or clause (D) above, as applicable, and the Corporation will either (x) pay a dividend to the holders of record of all of the remaining shares of Liberty Capital Common Stock outstanding, with such dividend to be paid in accordance with the applicable provisions of paragraphs (c)(i) and (d)(i) of this Section A.2., or (y) redeem all or a portion of such remaining shares of Liberty Capital Common Stock. The aggregate amount of such dividend, in the case of a dividend, or the portion of the Capital Group Allocable Net Proceeds to be applied to such redemption, in the case of a redemption, will be equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) an amount equal to the Capital Group Allocable Net Proceeds of such Capital Group Disposition as of, in the case of a dividend, the record date for determining the holders of Liberty Capital Common Stock entitled to receive such dividend and, in the case of a redemption, the Capital Group Redemption Selection Date (in the case of a partial redemption) or the Capital Group Redemption Date (in the case of a full redemption), in each case, before giving effect to the conversion of shares of Liberty Capital Common Stock in connection with such Capital Group Disposition in accordance with this clause (E) and any related adjustment to the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest, by (II) one minus a fraction, the numerator of which will be the number of shares of Liberty Capital Common Stock to be converted into shares of Liberty Starz Common Stock or Liberty Interactive Common Stock, as applicable, in accordance with this clause (E) and the denominator of which will be the aggregate number of shares of Liberty Capital Common Stock outstanding as of the record date, Capital Group

    Redemption Selection Date or Capital Group Redemption Date used for purposes of clause (I) of this sentence. In the event of a redemption concurrently with or following any such partial conversion of shares of Liberty Capital Common Stock, if the Capital Group Disposition was of all (not merely substantially all) of the assets of the Capital Group, then all remaining outstanding shares of Liberty Capital Common Stock will be redeemed for cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value equal to the portion of the Capital Group Allocable Net Proceeds to be applied to such redemption determined in accordance with this clause (E), such aggregate amount to be allocated among all such shares to be redeemed on an equal per share basis (subject to the provisions of this paragraph (e)(ii)). In the event of a redemption concurrently with or following any such partial conversion of shares of Liberty Capital Common Stock, if the Capital Group Disposition was of substantially all (but not all) of the assets of the Capital Group, then the number of shares of each series of Liberty Capital Common Stock to be redeemed will be determined in accordance with clause (B)(II) of this paragraph (e)(ii), substituting for the Capital Group Redemption Amount referred to therein the portion of the Capital Group Allocable Net Proceeds to be applied to such redemption as determined in accordance with this clause (E), and such shares will be redeemed for cash, securities (other than Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value equal to such portion of the Capital Group Allocable Net Proceeds and allocated among all such shares to be redeemed on an equal per share basis (subject to the provisions of this paragraph (e)(ii)). The aggregate number of shares of Liberty Capital Common Stock to be converted in any partial conversion in accordance with this clause (E) will be allocated among the series of Liberty Capital Common Stock in the ratio of the number of shares of each such series outstanding to the aggregate number of shares of all series of Liberty Capital Common Stock outstanding as of the Capital Group Conversion Selection Date, and the shares of each such series to be converted will be selected on a pro rata basis or by such other method as the Board of Directors may determine to be equitable. In the case of a redemption, the allocation of the cash, securities (other than shares of Common Stock) and/or other assets to be paid in redemption and, in the case of a partial redemption, the selection of shares to be redeemed will be made in the manner contemplated by clause (B) of this paragraph (e)(ii).

          For purposes of this paragraph (e)(ii):

              (1)   as of any date, "substantially all of the assets of the Capital Group" means a portion of such assets that represents at least 80% of the then-Fair Value of the assets of the Capital Group as of such date;

              (2)   in the case of a Capital Group Disposition of assets in a series of related transactions, such Capital Group Disposition will not be deemed to have been consummated until the consummation of the last of such transactions;

              (3)   if the Board of Directors seeks the approval of the holders of Liberty Capital Voting Securities entitled to vote thereon to qualify a Capital Group Disposition as an Exempt Capital Group Disposition and such approval is not obtained, the date on which such approval fails to be obtained will be treated as the date on which such Capital Group Disposition was consummated for purposes of making the determinations and taking the actions prescribed by this paragraph (e)(ii) and paragraph (e)(iv), and no subsequent vote may be taken to qualify such Capital Group Disposition as an Exempt Capital Group Disposition;

              (4)   in the event of a redemption of a portion of the outstanding shares of Liberty Capital Common Stock pursuant to clause (B)(II) or (E) of this paragraph (e)(ii) at a time when the Capital Group Outstanding Interest Fraction is less than one, if the Board of Directors so elects (a "Capital Group Inter-Group Partial Redemption Election"), in its discretion, the Corporation will attribute to the Starz Group and the Interactive Group concurrently with such redemption an aggregate amount (the "Capital Group Inter-Group Redemption Amount") of cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, subject to adjustment as described below, with an aggregate Fair Value equal to the difference between (x) the Capital Group Net Proceeds and (y) the portion of the Capital Group Allocable Net Proceeds applied to such redemption as determined in accordance with clause (B)(II) or clause (E) of this paragraph (e)(ii). If the Board of Directors makes such election, the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest will be decreased in the manner described in subparagraph (ii)(E) of the definition of "Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest" in paragraph (j) of this Section A.2. The Capital Group Inter-Group Redemption Amount will be attributed between the Starz Group and the Interactive Group based upon the Starz Group's Fractional Interest in the Capital Group as of the Capital Group Redemption Selection Date and the Interactive Group's Fractional Interest in the Capital Group as of the Capital Group Redemption Selection Date and may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash, securities and/or other assets;

              (5)   if at the time of a Capital Group Disposition subject to this paragraph (e)(ii), there are outstanding any Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Capital Common Stock that would give the holders thereof the right to receive any consideration related to such Capital Group Disposition upon conversion, exercise or exchange or otherwise, or would adjust to give the holders equivalent economic rights, as a result of any dividend, redemption or other action taken by the Corporation with respect to the Liberty Capital Common Stock pursuant to this paragraph (e)(ii), then the Board of Directors may make such adjustments to (x) the amount of consideration to be issued or delivered as contemplated by this paragraph (e)(ii) as a dividend on or in redemption or conversion of shares of Liberty Capital Common Stock and/or, if applicable, (y) the Capital Group Inter-Group Redemption Amount and the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as it deems appropriate to take into account the Liberty Capital Common Stock into which such Convertible Securities are convertible or for which such Convertible Securities are exercisable or exchangeable;

              (6)   the Corporation may pay the dividend or redemption price referred to in clause (A), (B) or (E) of this paragraph (e)(ii) payable to the holders of Liberty Capital Common Stock in cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, that the Board of Directors determines and which has an aggregate Fair Value of not less than the amount allocated to such dividend or redemption pursuant to the applicable of clauses (A), (B) or (E) of this paragraph (e)(ii), regardless of the form or nature of the proceeds received by the Corporation from the Capital Group Disposition; and

              (7)   if all or any portion of the redemption price referred to in clause (B) or (E) of this paragraph (e)(ii) payable to the holders of Liberty Capital Common Stock is paid in the form of securities of an issuer other than the Corporation, the Board of Directors may determine to pay the redemption price, so payable in securities, in the form of (x) identical securities, on an equal per share basis, to holders of each series of Liberty Capital Common Stock, (y) separate classes or series of securities, on an equal per share basis, to the holders of each series of Liberty Capital Common Stock or (z) a separate class or series of securities to the holders of one or more series of Liberty Capital Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Liberty Capital Common Stock; provided, that, in the case of clauses (y) and (z), (1) such separate classes or series do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Capital Common Stock receiving securities of a class or series having the highest relative voting rights and the holders of shares of each other series of Liberty Capital Common Stock receiving securities of a class or series having lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Capital Common Stock, the Series B Liberty Capital Common Stock and the Series C Liberty Capital Common Stock and (2) in the event the securities to be received by the holders of shares of Liberty Capital Common Stock other than the Series B Liberty Capital Common Stock consist of different classes or series of securities, with each such class or series differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Capital Common Stock (other than the Series B Liberty Capital Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights of the class or series of securities to be received by the holders of each series of Liberty Capital Common Stock corresponds to the extent practicable to the relative voting rights (as compared to the other series of Liberty Capital Common Stock, other than the Series B Liberty Capital Common Stock) of such series of Liberty Capital Common Stock.

          (iii)  Certain Provisions Respecting Convertible Securities.    Unless the provisions of any Convertible Securities that are or become convertible into or exercisable or exchangeable for shares of any series of Liberty Capital Common Stock provide specifically to the contrary, or the instrument, plan or agreement evidencing such Convertible Securities or pursuant to which the same were issued grants to the Board of Directors the discretion to approve or authorize any adjustment or adjustments to the conversion, exercise or exchange provisions of such Convertible Securities so as to obtain a result different from that which would otherwise occur pursuant to this paragraph (e)(iii), and the Board of Directors so approves or authorizes such adjustment or adjustments, after any Capital Group Conversion Date or Capital Group Redemption Date on which all outstanding shares of Liberty Capital Common Stock were converted or redeemed, any share of Liberty Capital Common Stock that is issued on conversion, exercise or exchange of any such Convertible Security will, immediately upon issuance and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Liberty Capital Common Stock, be redeemed in exchange for, to the extent assets of the Corporation are legally available therefor, the amount of $.01 per share in cash.

          (iv)  General.

            (A)  Not later than the 10th Trading Day following the consummation of a Capital Group Disposition referred to in paragraph (e)(ii) of this Section A.2., the Corporation will announce publicly by press release (x) the Capital Group Net Proceeds of such Capital Group Disposition, (y) whether the Capital Group Disposition qualifies as an Exempt Capital Group Disposition, and (z) if it does not so qualify at the time of such announcement (including in the event the Board of Directors had not sought stockholder approval to qualify such Capital Group Disposition as an Exempt Capital Group Disposition in connection with any required stockholder approval obtained by the Corporation, if applicable), whether the Board of Directors will seek the approval of the holders of Liberty Capital Voting Securities entitled to vote thereon to qualify such Capital Group Disposition as an Exempt Capital Group Disposition. Not later than the 30th Trading Day (and in the event a 10 Trading Day valuation period is required in connection with the action selected by the Board of Directors pursuant to clause (I) of this paragraph (e)(iv)(A), not earlier than the 26th Trading Day) following the consummation of such Capital Group Disposition, the Corporation will announce publicly by press release (to the extent applicable):

              (I)   which of the actions specified in clauses (A), (B), (C), (D) or (E) of paragraph (e)(ii) of this Section A.2. the Corporation has irrevocably determined to take;

              (II)  as applicable, the record date for determining holders entitled to receive any dividend to be paid pursuant to clause (A) or (E) of paragraph (e)(ii), the Capital Group Redemption Selection Date for the redemption of shares of Liberty Capital Common Stock pursuant to clause (B)(II) or (E) of paragraph (e)(ii) or the Capital Group Conversion Selection Date for the partial conversion of shares of Liberty Capital Common Stock pursuant to clause (E) of paragraph (e)(ii), which record date, Capital Group Redemption Selection Date or Capital Group Conversion Selection Date will not be earlier than the 10th day following the date of such public announcement;

              (III) the anticipated dividend payment date, Capital Group Redemption Date and/or Capital Group Conversion Date, which in each case, will not be more than 85 Trading Days following such Capital Group Disposition; and

              (IV) unless the Board of Directors otherwise determines, that the Corporation will not be required to register a transfer of any shares of Liberty Capital Common Stock for a period of 10 Trading Days (or such shorter period as such announcement may specify) next preceding the specified Capital Group Redemption Selection Date or Capital Group Conversion Selection Date.

          If the Corporation determines to undertake a redemption of shares of Liberty Capital Common Stock, in whole or in part, pursuant to clause (B) or (E) of paragraph (e)(ii) of this Section A.2., or a conversion of shares of Liberty Capital Common Stock, in whole or in part, pursuant to clause (C), (D) or (E) of paragraph (e)(ii), the Corporation will give notice of such redemption or conversion, not less than 15 days prior to the Capital Group Redemption Date or Capital Group Conversion Date, as applicable, to holders of Liberty Capital Common Stock whose shares are to be redeemed or converted, setting forth, as applicable:

              (1)   the Capital Group Redemption Date or Capital Group Conversion Date;

              (2)   the number of shares of Liberty Capital Common Stock held by such holder to be redeemed or converted or, if applicable, stating that all outstanding shares of Liberty Capital Common Stock will be redeemed or converted and, if shares of Liberty Capital Common Stock are to be converted, whether such shares will be converted into Liberty Starz Common Stock or Liberty Interactive Common Stock, and the series thereof issuable to the holders of each series of Liberty Capital Common Stock;

              (3)   in the case of a redemption or a conversion, in each case, in whole or in part, of outstanding shares of Liberty Capital Common Stock, the kind and amount of per share consideration to be received with respect to each share of Liberty Capital Common Stock to be redeemed or converted and the Capital Group Outstanding Interest Fraction as of the date of such notice (and if such Capital Group Outstanding Interest Fraction is less than one (1), the Starz Group's Fractional Interest in the Capital Group and the Interactive Group's Fractional Interest in the Capital Group, in each case, as of such date);

              (4)   with respect to a partial redemption under clause (B)(II) or (E) of paragraph (e)(ii), if the Board of Directors has made a Capital Group Inter-Group Partial Redemption Election, the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest, the Starz Group's Fractional Interest in the Capital Group and the Interactive Group's Fractional Interest in the Capital Group, in each case, as of the Capital Group Redemption Selection Date and the portion of the Capital Group Inter-Group Redemption Amount attributable to each Group other than the Capital Group;

              (5)   with respect to a dividend under clause (A) or (E) of paragraph (e)(ii), the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest, the Starz Group's Fractional Interest in the Capital Group and the Interactive Group's Fractional Interest in the Capital Group, in each case, as of the record date for the dividend and the portion of the Capital Group Inter-Group Dividend Amount attributable to each Group other than the Capital Group, if applicable; and

              (6)   the place or places where certificates representing shares of Liberty Capital Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (B)  In the event of any conversion of shares of Liberty Capital Common Stock pursuant to paragraph (b)(vi) or (vii) of this Section A.2., not less than 15 days prior to the Capital Group Conversion Date, the Corporation will (I) announce publicly by press release that all outstanding shares of Liberty Capital Common Stock will be converted pursuant to paragraph (b)(vi) or (vii) of this Section A.2. on the Capital Group Conversion Date set forth in such press release and (II) give notice of such conversion to each holder of outstanding shares of Liberty Capital Common Stock, setting forth:

              (1)   the Capital Group Conversion Date, which will not be more than 45 days following the Determination Date;

              (2)   a statement that all outstanding shares of Liberty Capital Common Stock will be converted;

              (3)   the per share number and series of shares of Liberty Starz Common Stock or Liberty Interactive Common Stock to be received with respect to each share of each series of Liberty Capital Common Stock; and

              (4)   the place or places where certificates representing shares of Liberty Capital Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (C)  If the Corporation obtains the Capital Group Redemption Stockholder Approval and determines to redeem shares of Liberty Capital Common Stock pursuant to paragraph (e)(i), the Corporation will, announce publicly by press release promptly following the Approval Date:

              (I)   that the Corporation intends to redeem shares of Liberty Capital Common Stock for securities of a Distributed Capital Group Subsidiary pursuant to paragraph (e)(i) of this Section A.2.;

              (II)  if applicable, the Capital Group Redemption Selection Date, which will not be earlier than the 10th day following the date of the press release;

              (III) the anticipated Capital Group Redemption Date, which will not be later than the 85th Trading Day following the date of the press release; and

              (IV) unless the Board of Directors otherwise determines, that the Corporation will not be required to register a transfer of any shares of Liberty Capital Common Stock for a period of 10 Trading Days (or such shorter period as such announcement may specify) next preceding the specified Capital Group Redemption Selection Date.

          Not less than 15 days prior to the Capital Group Redemption Date, the Corporation will give notice of such redemption to holders of Liberty Capital Common Stock whose shares are to be redeemed, setting forth:

              (1)   the Capital Group Redemption Date;

              (2)   the number of shares of Liberty Capital Common Stock held by such holder to be redeemed or, if applicable, stating that all outstanding shares of Liberty Capital Common Stock will be redeemed;

              (3)   the class or series of securities of the Distributed Capital Group Subsidiary to be received with respect to each share of each series of Liberty Capital Common Stock to be redeemed and the Capital Group Outstanding Interest Fraction as of the date of such notice, if any (and if such Capital Group Outstanding Interest Fraction is less than one (1), the Starz Group's Fractional Interest in the Capital Group and the Interactive Group's Fractional Interest in the Capital Group, in each case, as of such date);

              (4)   if the Board of Directors has made a Capital Group Inter-Group Redemption Election, the number of Capital Group Inter-Group Interest Subsidiary Securities attributable to each Group other than the Capital Group, and the Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest and the Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest, in each case, used in determining such number and attribution of Capital Group Inter-Group Interest Subsidiary Securities; and

              (5)   the place or places where certificates representing shares of Liberty Capital Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (D)  The Corporation will give such notice to holders of Convertible Securities convertible into or exercisable or exchangeable for Liberty Capital Common Stock as may be required by the terms of such Convertible Securities or as the Board of Directors may otherwise deem appropriate in connection with a dividend, redemption or conversion of shares of Liberty Capital Common Stock pursuant to this Section A.2., as applicable.

            (E)  All public announcements (including any proxy materials to the extent approval of the stockholders of the Corporation is sought or required) made pursuant to clauses (A), (B) or (C) of this paragraph (e)(iv) will include such further statements, and the Corporation reserves the right to make such further public announcements, as may be required by law or the rules of the principal national securities exchange on which the Liberty Capital Common Stock is listed or as the Board of Directors may, in its discretion, deem appropriate.

            (F)  Any notice sent to a holder of Liberty Capital Common Stock pursuant to clauses (A), (B), (C) or (D) of this paragraph (e)(iv) will be sent by first-class mail, postage prepaid to such holder's address as the same appears on the transfer books of the Corporation.

            (G)  Neither the failure to mail any notice required by this paragraph (e)(iv) to any particular holder of Liberty Capital Common Stock nor any defect therein will affect the sufficiency thereof with respect to any other holder of outstanding shares of Liberty Capital Common Stock, or the validity of any action taken pursuant to this Certificate.

            (H)  No adjustments in respect of dividends will be made upon the conversion or redemption of any shares of Liberty Capital Common Stock; provided, however, that, except as otherwise contemplated by paragraph (e)(ii)(E), if the Capital Group Conversion Date or the Capital Group Redemption Date with respect to any shares of Liberty Capital Common Stock will be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, but prior to the payment of such dividend or distribution, the holders of record of such shares of Liberty Capital Common Stock at the close of business on such record date will be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the prior conversion or redemption of such shares.

            (I)    Before any holder of shares of Liberty Capital Common Stock will be entitled to receive a certificate or certificates representing shares of any kind of capital stock or cash, securities or other assets to be received by such holder with respect to shares of Liberty Capital Common Stock pursuant to paragraph (b) of this Section A.2. or this paragraph (e), such holder will surrender at such place as the Corporation will specify certificates representing such shares of Liberty Capital Common Stock, properly endorsed or assigned for transfer (unless the Corporation will waive such requirement). The Corporation will as soon as practicable after such surrender of a certificate or certificates representing shares of Liberty Capital Common Stock, deliver, or cause to be delivered, at the office of the transfer agent for the shares or other securities to be delivered, to the holder for whose account shares of Liberty Capital Common Stock were so surrendered, or to the nominee or nominees of such holder, a certificate or certificates representing the number of whole shares of the kind of capital stock or cash, securities or other assets to which such Person will be entitled as aforesaid, together with any payment for fractional securities contemplated by paragraph (e)(iv)(K). If less than all of the shares of Liberty Capital Common Stock represented by any one certificate are to be redeemed or converted, the Corporation will issue and deliver a new certificate for the shares of Liberty Capital Common Stock not redeemed or converted. The Corporation will not be required to register a transfer of (I) any shares of Liberty Capital Common Stock for the period preceding any selection of shares to be redeemed or converted set forth in the applicable public announcement or notice or (II) any shares of Liberty Capital Common Stock selected for redemption or conversion. Shares selected for redemption may not thereafter be converted pursuant to paragraph (b)(i)(A) of this Section A.2.

            (J)   From and after any applicable Capital Group Conversion Date or Capital Group Redemption Date, all rights of a holder of shares of Liberty Capital Common Stock that were converted or redeemed on such Capital Group Conversion Date or Capital Group Redemption Date, as applicable, will cease except for the right, upon surrender of a certificate or certificates representing such shares of Liberty Capital Common Stock, to receive a certificate or certificates representing shares of the kind and amount of capital stock or cash, securities (other than capital stock) or other assets for which such shares were converted or redeemed, as applicable, together with any payment for fractional securities contemplated by paragraph (e)(iv)(K) of this Section A.2. and such holder will have no other or further rights in respect of the shares of Liberty Capital Common Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other assets which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any cash, securities or other assets upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption. No holder of a certificate which immediately prior to the applicable Capital Group Conversion Date or Capital Group Redemption Date represented shares of Liberty Capital Common Stock will be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Liberty Capital Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there will be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the Capital Group Conversion Date or Capital Group Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a Capital Group Conversion Date or Capital Group Redemption Date, as the case may be, the Corporation will, however, be entitled to treat certificates representing shares of Liberty Capital Common Stock that have not yet been surrendered for conversion or redemption in accordance with clause (I) above as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Liberty Capital Common Stock represented by such certificates will have been converted or redeemed in accordance with paragraph (b) of this Section A.2 or this paragraph (e), notwithstanding the failure of the holder thereof to surrender such certificates.

            (K)  The Corporation will not be required to issue or deliver fractional shares of any class or series of capital stock or any other securities in a smaller than authorized denomination to any holder of Liberty Capital Common Stock upon any conversion, redemption, dividend or other distribution pursuant to paragraph (b) of this Section A.2 or this paragraph (e). In connection with the determination of the number of shares of any class or series of capital stock that will be issuable or the amount of other securities that will be deliverable to any holder of record of Liberty Capital Common Stock upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the shares of Liberty Capital Common Stock held at the relevant time by such holder of record. If the aggregate number of shares of capital stock or other securities to be issued or delivered to any holder of Liberty Capital Common Stock includes a fraction, the Corporation will pay a cash adjustment in lieu of such fraction in an amount equal to the value of such fraction as of the Trading Day specified by the Board of Directors for such purpose (without interest). For purposes of the preceding sentence, "value" of any fraction will equal the amount (rounded, if necessary, to the nearest whole cent) obtained by multiplying such fraction by the Fair Value of one such share or the minimum authorized denomination of such other security as of such specified Trading Day.

            (L)  Any deadline for effecting a dividend, redemption or conversion prescribed by this paragraph (e) may be extended if deemed necessary or appropriate, in the discretion of the Board of Directors, to enable the Corporation to comply with the U.S. federal securities laws, including the rules and regulations promulgated thereunder.

        (f)    Redemption and Other Provisions Relating to the Liberty Starz Common Stock.

          (i)    Redemption for Securities of one or more Starz Group Subsidiaries.    At any time at which a Subsidiary of the Corporation holds, directly or indirectly, assets and liabilities attributed to the Starz Group, the Corporation may, at its option and subject to assets of the Corporation being legally available therefor but subject (in addition to any other approval of the Corporation's stockholders (or any series thereof) required under the DGCL in respect of such redemption, if any) to the Corporation having received the Starz Group Redemption Stockholder Approval (and,

  to the extent applicable, the Capital Group Redemption Stockholder Approval and/or the Interactive Group Redemption Stockholder Approval), redeem outstanding shares of Liberty Starz Common Stock (such shares of Liberty Starz Common Stock to be redeemed, the "Starz Group Redemption Shares") for securities of such Subsidiary (a "Distributed Starz Group Subsidiary"), as provided herein. The number of Starz Group Redemption Shares will be determined, by the Board of Directors, by multiplying (A) the number of outstanding shares of Liberty Starz Common Stock as of the Starz Group Redemption Selection Date, by (B) the percentage of the Fair Value of the Starz Group that is represented by the Fair Value of the Corporation's equity interest in the Distributed Starz Group Subsidiary which is attributable to the Starz Group, in each case, as determined by the Board of Directors as of a date selected by the Board of Directors, as such percentage may be adjusted by the Board of Directors in its discretion to reflect the effects of a Starz Group Inter-Group Redemption Election and to take into account other things deemed relevant by the Board of Directors. The aggregate number of securities of the Distributed Starz Group Subsidiary to be delivered (the "Starz Group Distribution Subsidiary Securities") in redemption of the Starz Group Redemption Shares will be equal to: (A) if the Board of Directors makes a Starz Group Inter-Group Redemption Election as described below, the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the product of (I) the number of securities of the Distributed Starz Group Subsidiary owned by the Corporation and (II) the percentage of the Fair Value of the Corporation's equity interest in the Distributed Starz Group Subsidiary that is represented by the Fair Value of the Corporation's equity interest in the Distributed Starz Group Subsidiary which is attributable to the Starz Group (subject to adjustment to reflect the effects of a Starz Group Inter-Group Redemption Election) (such product, the "Distributable Starz Group Subsidiary Securities"), by (y) the Starz Group Outstanding Interest Fraction, in each case, as of the Starz Group Redemption Selection Date, or (B) if the Board of Directors does not make a Starz Group Inter-Group Redemption Election, all of the Distributable Starz Group Subsidiary Securities, in each case, subject to adjustment as provided below. The number of securities of the Distributed Starz Group Subsidiary to be delivered in redemption of each Starz Group Redemption Share will be equal to the amount (rounded, if necessary, to the nearest five decimal places) obtained by dividing (x) the number of Starz Group Distribution Subsidiary Securities, by (y) the number of Starz Group Redemption Shares.

          If the Starz Group Outstanding Interest Fraction is less than one (1) on the Starz Group Redemption Selection Date for any redemption pursuant to this paragraph (f)(i) and if (but only if) the Board of Directors so determines in its discretion (a "Starz Group Inter-Group Redemption Election"), then concurrently with the distribution of the Starz Group Distribution Subsidiary Securities in redemption of Starz Group Redemption Shares, the Corporation will attribute to the Capital Group and the Interactive Group an aggregate number of Distributable Starz Group Subsidiary Securities (the "Starz Group Inter-Group Interest Subsidiary Securities") equal to the difference between the total number of Distributable Starz Group Subsidiary Securities and the number of Starz Group Distribution Subsidiary Securities, subject to adjustment as provided below. The Starz Group Inter-Group Interest Subsidiary Securities will be allocated between the Capital Group and the Interactive Group by multiplying the number of Starz Group Inter-Group Interest Subsidiary Securities by (x), in the case of the Capital Group, the Capital Group's Fractional Interest in the Starz Group as of the Starz Group Redemption Selection Date and, (y) in the case of the Interactive Group, the Interactive Group's Fractional Interest in the Starz Group as of the Starz Group Redemption Selection Date. If a Starz Group Inter-Group Redemption Election is made, then: (I) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest will be decreased as described in subparagraph (ii)(D) of the definition of "Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest" in paragraph (j) of this Section A.2.; (II) the attribution of Starz Group Inter-Group Interest Subsidiary Securities to be made to the Capital Group and the Interactive Group may, at the discretion of the Board of

  Directors, be reflected by an allocation or by a direct transfer of Starz Group Inter-Group Interest Subsidiary Securities to each such Group in accordance with the foregoing allocation; and (III) the Board of Directors may determine that the Starz Group Inter-Group Interest Subsidiary Securities so allocated or transferred to the Capital Group and the Interactive Group will be distributed to holders of shares of Liberty Capital Common Stock as a Share Distribution pursuant to paragraph (d)(i)(D) and to holders of shares of Liberty Interactive Common Stock as a Share Distribution pursuant to paragraph (d)(iii)(D) of this Section A.2.

          If at the time of a redemption of Liberty Starz Common Stock pursuant to this paragraph (f)(i), there are outstanding any Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Starz Common Stock that would become convertible into or exercisable or exchangeable for Distributable Starz Group Subsidiary Securities as a result of such redemption, and the obligation to deliver securities of such Distributed Starz Group Subsidiary upon exercise, exchange or conversion of such Convertible Securities is not assumed or otherwise provided for by the Distributed Starz Group Subsidiary, then the Board of Directors may make such adjustments as it determines to be appropriate to the number of Starz Group Redemption Shares, the number of Starz Group Distribution Subsidiary Securities and the number of Starz Group Inter-Group Interest Subsidiary Securities (and any related adjustment to the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest, including any adjustments to the foregoing allocation between the Capital Group and the Interactive Group) to take into account the securities of the Distributed Starz Group Subsidiary into which such Convertible Securities are convertible or for which such Convertible Securities are exercisable or exchangeable.

          In the event that not all outstanding shares of Liberty Starz Common Stock are to be redeemed in accordance with this paragraph (f)(i) for Starz Group Distribution Subsidiary Securities, then (1) the number of shares of each series of Liberty Starz Common Stock to be redeemed in accordance with this paragraph (f)(i) will be determined by multiplying the aggregate number of Starz Group Redemption Shares by a fraction, the numerator of which is the aggregate number of shares of such series and the denominator of which is the aggregate number of shares of all series of Liberty Starz Common Stock, in each case, outstanding as of the Starz Group Redemption Selection Date, and (2) the outstanding shares of each series of Liberty Starz Common Stock to be redeemed in accordance with this paragraph (f)(i) will be redeemed by the Corporation pro rata among the holders of each series of Liberty Starz Common Stock or by such other method as may be determined by the Board of Directors to be equitable.

          To the extent that a Distributed Starz Group Subsidiary to be distributed pursuant to this paragraph (f)(i) also holds, directly or indirectly, assets and liabilities attributed to one or both of the Capital Group and the Interactive Group, then (x) such Distributed Starz Group Subsidiary will also be deemed a Distributed Capital Group Subsidiary for purposes of paragraph (e)(i) (to the extent such Distributed Starz Group Subsidiary also holds assets and liabilities of the Capital Group) and/or a Distributed Interactive Group Subsidiary for purposes of paragraph (g)(i) (to the extent such Distributed Starz Group Subsidiary also holds assets and liabilities of the Interactive Group) and (y) in connection with the redemption of Starz Group Redemption Shares pursuant to this paragraph (f)(i) the Corporation will also redeem shares of Liberty Capital Common Stock pursuant to the provisions of paragraph (e)(i) (in the event such Distributed Starz Group Subsidiary is also a Distributed Capital Group Subsidiary) and/or shares of Liberty Interactive Common Stock pursuant to the provisions of paragraph (g)(i) (in the event such Distributed Starz Group Subsidiary is also a Distributed Interactive Group Subsidiary), as applicable, subject to the Corporation obtaining the Starz Group Redemption Stockholder Approval and the applicable of the Capital Group Redemption Stockholder Approval and/or the Interactive Group Redemption Stockholder Approval. In connection with any such redemption of Liberty Capital Common Stock, Liberty Starz Common Stock and/or Liberty Interactive Common Stock, as applicable, the Board of Directors will effect such redemption in accordance with the terms of paragraphs (e)(i), (f)(i) and (g)(i), as applicable, as determined by the Board of Directors in good faith, with such changes and adjustments as the Board of Directors determines are reasonably necessary in order to effect such redemption in exchange for securities of a single Subsidiary holding the assets and liabilities of more than one Group. In effecting such redemption, the Board of Directors may determine to redeem the Capital Group Redemption Shares, the Starz Group Redemption Shares and/or the Interactive Group Redemption Shares, in exchange for one or more classes or series of securities of such Subsidiary, including, without limitation, for separate classes or series of securities of such Subsidiary, (I) with the holders of Capital Group Redemption Shares to receive Capital Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Capital Group held by such Subsidiary, (II) with holders of Starz Group Redemption Shares to receive Starz Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Starz Group held by such Subsidiary and/or (III) with holders of Interactive Group Redemption Shares to receive Interactive Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Interactive Group held by such Subsidiary, subject, in each case, to the applicable limitations on the class and series of securities of the Distributed Starz Group Subsidiary set forth in the last paragraph of paragraphs (e)(i), (f)(i) and (g)(i), as applicable.

          Any redemption pursuant to this paragraph (f)(i) will occur on a Starz Group Redemption Date set forth in a notice to holders of Liberty Starz Common Stock (and Convertible Securities convertible into or exercisable or exchangeable for shares of any series of Liberty Starz Common Stock (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities)) pursuant to paragraph (f)(iv)(C).

          In effecting a redemption of Liberty Starz Common Stock pursuant to this paragraph (f)(i), the Board of Directors may determine either to (x) redeem shares of each series of Liberty Starz Common Stock in exchange for a single class or series of securities of the Distributed Starz Group Subsidiary without distinction among series of Liberty Starz Common Stock, on an equal per share basis, (y) redeem shares of each series of Liberty Starz Common Stock in exchange for separate classes or series of securities of the Distributed Starz Group Subsidiary, on an equal per share basis, or (z) redeem shares of one or more series of Liberty Starz Common Stock in exchange for a separate class or series of securities of the Distributed Starz Group Subsidiary and, on an equal per share basis, redeem shares of all other series of Liberty Starz Common Stock in exchange for a different class or series of securities of the Distributed Starz Group Subsidiary; provided, that, in the case of clauses (y) and (z), (1) such separate classes or series do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Starz Common Stock receiving securities of a class or series having the highest relative voting rights and the holders of shares of each other series of Liberty Starz Common Stock receiving securities of a class or series having lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Starz Common Stock, the Series B Liberty Starz Common Stock and the Series C Liberty Starz Common Stock, and (2) in the event the securities to be received by the holders of shares of Liberty Starz Common Stock other than the Series B Liberty Starz Common Stock in such redemption consist of different classes or series of securities, with each such class or series differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Starz Common Stock (other than the Series B Liberty Starz

  Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights of the class or series of securities to be received by the holders of each series of Liberty Starz Common Stock corresponds to the extent practicable to the relative voting rights (as compared to the other series of Liberty Starz Common Stock, other than the Series B Liberty Starz Common Stock) of such series of Liberty Starz Common Stock. If the Board of Directors has made a Starz Group Inter-Group Redemption Election, then the determination as to the classes or series of securities of the Distributed Starz Group Subsidiary comprising the Starz Group Inter-Group Interest Subsidiary Securities to be so transferred or allocated to the Interactive Group and/or the Capital Group will be made by the Board of Directors in its discretion.

          (ii)   Mandatory Dividend, Redemption or Conversion in Case of Starz Group Disposition.    In the event of a Starz Group Disposition (other than an Exempt Starz Group Disposition), the Corporation will, on or prior to the 85th Trading Day following the consummation of such Starz Group Disposition and in accordance with the applicable provisions of this Section A.2., take the actions referred to in one of clauses (A), (B), (C), (D) or (E) below, as elected by the Board of Directors:

            (A)  Subject to the first sentence of paragraph (c)(ii) of this Section A.2. the Corporation may declare and pay a dividend payable in cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, to the holders of outstanding shares of Liberty Starz Common Stock, with an aggregate Fair Value (subject to adjustment as provided below) equal to the Starz Group Allocable Net Proceeds of such Starz Group Disposition as of the record date for determining the holders entitled to receive such dividend, as the same may be determined by the Board of Directors, with such dividend to be paid in accordance with the applicable provisions of paragraph (c)(ii) and (d)(ii) of this Section A.2.; or

            (B)  Provided that there are assets of the Corporation legally available therefor and the Starz Group Available Dividend Amount would have been sufficient to pay a dividend pursuant to clause (A) of this paragraph (f)(ii) in lieu of effecting the redemption provided for in this clause (B), then:

              (I)   if such Starz Group Disposition involves all (not merely substantially all) of the assets of the Starz Group, the Corporation may redeem all outstanding shares of each series of Liberty Starz Common Stock for cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value (subject to adjustment as provided below) equal to the Starz Group Allocable Net Proceeds of such Starz Group Disposition as of the Starz Group Redemption Date, as determined by the Board of Directors, such aggregate amount to be allocated among the shares of all series of Liberty Starz Common Stock outstanding as of the Starz Group Redemption Date on an equal per share basis (subject to the provisions of this paragraph (f)(ii)); or

              (II)  if such Starz Group Disposition involves substantially all (but not all) of the assets of the Starz Group, the Corporation may apply an aggregate amount (subject to adjustment as provided below) of cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with a Fair Value equal to the Starz Group Allocable Net Proceeds of such Starz Group Disposition as of the Starz Group Redemption Selection Date (the "Starz Group Redemption Amount") to the redemption of outstanding shares of each series of Liberty Starz Common Stock, such Starz Group Redemption Amount to be allocated (subject to the provisions of this paragraph (f)(ii)) to the redemption of shares of each series of Liberty Starz Common Stock in the ratio of (x) the number of shares of such series outstanding as of the Starz Group Redemption Selection Date to (y) the aggregate number of shares of all series of Liberty Starz Common Stock outstanding as of such date, and the number of shares of each such series to be redeemed will equal the lesser of (1) the number of shares of such series outstanding as of the Starz Group Redemption Selection Date and (2) the whole number nearest the number obtained by dividing the aggregate amount so allocated to the redemption of such series by the Average Market Value of the Liberty Starz Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Starz Group Disposition; provided that, if following the foregoing allocation there remains any amount of the Starz Group Redemption Amount which is not being applied to the redemption of shares of a series of Liberty Starz Common Stock, then such excess amount will be allocated to the redemption of shares of each series of Liberty Starz Common Stock that, following the initial allocation referred to above, would have shares outstanding and not redeemed, with the number of outstanding and not redeemed shares to be redeemed from each such series to be calculated in accordance with clauses (1) and (2) of the immediately preceding sentence based upon such excess amount of the Starz Group Redemption Amount. The outstanding shares of a series of Liberty Starz Common Stock to be redeemed will be selected on a pro rata basis among the holders of such series or by such other method as the Board of Directors may determine to be equitable; or

            (C)  The Corporation may convert each outstanding share of Series A Liberty Starz Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Capital Common Stock, each outstanding share of Series B Liberty Starz Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Capital Common Stock, and each outstanding share of Series C Liberty Starz Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Capital Common Stock, in each case, equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of (I) the Average Market Value of the Liberty Starz Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Starz Group Disposition, to (II) the Average Market Value of the Liberty Capital Reference Share over the same 10-Trading Day period; or

            (D)  The Corporation may convert each outstanding share of Series A Liberty Starz Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Interactive Common Stock, each outstanding share of Series B Liberty Starz Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Interactive Common Stock, and each outstanding share of Series C Liberty Starz Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Interactive Common Stock, in each case, equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of (I) the Average Market Value of the Liberty Starz Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Starz Group Disposition, to (II) the Average Market Value of the Liberty Interactive Reference Share over the same 10-Trading Day period; or

            (E)  The Corporation may combine the conversion of a portion of the outstanding shares of Liberty Starz Common Stock into Liberty Capital Common Stock or Liberty Interactive Common Stock as contemplated by clauses (C) and (D) of this paragraph (f)(ii) with the payment of a dividend on or the redemption of shares of Liberty Starz Common Stock as described below, subject to the limitations specified in clause (A) (in the case of a dividend) or clause (B) (in the case of a redemption) of this paragraph (f)(ii) (including the limitations specified in other paragraphs of this Certificate referred to therein). In the event the Board of Directors elects the option described in this clause (E), the portion of the outstanding shares of Liberty Starz Common Stock to be converted into fully paid and non-assessable shares of

    Liberty Capital Common Stock or Liberty Interactive Common Stock, as applicable, will be determined by the Board of Directors and will be so converted at the conversion rate determined in accordance with clause (C) or clause (D) above, as applicable, and the Corporation will either (x) pay a dividend to the holders of record of all of the remaining shares of Liberty Starz Common Stock outstanding, with such dividend to be paid in accordance with the applicable provisions of paragraphs (c)(ii) and (d)(ii) of this Section A.2., or (y) redeem all or a portion of such remaining shares of Liberty Starz Common Stock. The aggregate amount of such dividend, in the case of a dividend, or the portion of the Starz Group Allocable Net Proceeds to be applied to such redemption, in the case of a redemption, will be equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) an amount equal to the Starz Group Allocable Net Proceeds of such Starz Group Disposition as of, in the case of a dividend, the record date for determining the holders of Liberty Starz Common Stock entitled to receive such dividend and, in the case of a redemption, the Starz Group Redemption Selection Date (in the case of a partial redemption) or the Starz Group Redemption Date (in the case of a full redemption), in each case, before giving effect to the conversion of shares of Liberty Starz Common Stock in connection with such Starz Group Disposition in accordance with this clause (E) and any related adjustment to the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest, by (II) one minus a fraction, the numerator of which will be the number of shares of Liberty Starz Common Stock to be converted into shares of Liberty Capital Common Stock or Liberty Interactive Common Stock, as applicable, in accordance with this clause (E) and the denominator of which will be the aggregate number of shares of Liberty Starz Common Stock outstanding as of the record date, Starz Group Redemption Selection Date or Starz Group Redemption Date used for purposes of clause (I) of this sentence. In the event of a redemption concurrently with or following any such partial conversion of shares of Liberty Starz Common Stock, if the Starz Group Disposition was of all (not merely substantially all) of the assets of the Starz Group, then all remaining outstanding shares of Liberty Starz Common Stock will be redeemed for cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value equal to the portion of the Starz Group Allocable Net Proceeds to be applied to such redemption determined in accordance with this clause (E), such aggregate amount to be allocated among all such shares to be redeemed on an equal per share basis (subject to the provisions of this paragraph (f)(ii)). In the event of a redemption concurrently with or following any such partial conversion of shares of Liberty Starz Common Stock, if the Starz Group Disposition was of substantially all (but not all) of the assets of the Starz Group, then the number of shares of each series of Liberty Starz Common Stock to be redeemed will be determined in accordance with clause (B)(II) of this paragraph (f)(ii), substituting for the Starz Group Redemption Amount referred to therein the portion of the Starz Group Allocable Net Proceeds to be applied to such redemption as determined in accordance with this clause (E), and such shares will be redeemed for cash, securities (other than Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value equal to such portion of the Starz Group Allocable Net Proceeds and allocated among all such shares to be redeemed on an equal per share basis (subject to the provisions of this paragraph (f)(ii)). The aggregate number of shares of Liberty Starz Common Stock to be converted in any partial conversion in accordance with this clause (E) will be allocated among the series of Liberty Starz Common Stock in the ratio of the number of shares of each such series outstanding to the aggregate number of shares of all series of Liberty Starz Common Stock outstanding as of the Starz Group Conversion Selection Date, and the shares of each such series to be converted will be selected on a pro rata basis or by such other method as the Board of Directors may determine to be equitable. In the case of a redemption, the allocation of the cash, securities (other than shares of Common Stock) and/or other assets to be paid in redemption and, in the case of a partial redemption, the selection of shares to be redeemed will be made in the manner contemplated by clause (B) of this paragraph (f)(ii).

          For purposes of this paragraph (f)(ii):

              (1)   as of any date, "substantially all of the assets of the Starz Group" means a portion of such assets that represents at least 80% of the then-Fair Value of the assets of the Starz Group as of such date;

              (2)   in the case of a Starz Group Disposition of assets in a series of related transactions, such Starz Group Disposition will not be deemed to have been consummated until the consummation of the last of such transactions;

              (3)   if the Board of Directors seeks the approval of the holders of Liberty Starz Voting Securities entitled to vote thereon to qualify a Starz Group Disposition as an Exempt Starz Group Disposition and such approval is not obtained, the date on which such approval fails to be obtained will be treated as the date on which such Starz Group Disposition was consummated for purposes of making the determinations and taking the actions prescribed by this paragraph (f)(ii) and paragraph (f)(iv), and no subsequent vote may be taken to qualify such Starz Group Disposition as an Exempt Starz Group Disposition;

              (4)   in the event of a redemption of a portion of the outstanding shares of Liberty Starz Common Stock pursuant to clause (B)(II) or (E) of this paragraph (f)(ii) at a time when the Starz Group Outstanding Interest Fraction is less than one, if the Board of Directors so elects (a "Starz Group Inter-Group Partial Redemption Election"), in its discretion, the Corporation will attribute to the Capital Group and the Interactive Group concurrently with such redemption an aggregate amount (the "Starz Group Inter-Group Redemption Amount") of cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, subject to adjustment as described below, with an aggregate Fair Value equal to the difference between (x) the Starz Group Net Proceeds and (y) the portion of the Starz Group Allocable Net Proceeds applied to such redemption as determined in accordance with clause (B)(II) or clause (E) of this paragraph (f)(ii). If the Board of Directors makes such election, the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest will be decreased in the manner described in subparagraph (ii)(E) of the definition of "Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest" in paragraph (j) of this Section A.2. The Starz Group Inter-Group Redemption Amount will be attributed between the Capital Group and the Interactive Group based upon the Capital Group's Fractional Interest in the Starz Group as of the Starz Group Redemption Selection Date and the Interactive Group's Fractional Interest in the Starz Group as of the Starz Group Redemption Selection Date and may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash, securities and/or other assets;

              (5)   if at the time of a Starz Group Disposition subject to this paragraph (f)(ii), there are outstanding any Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Starz Common Stock that would give the holders thereof the right to receive any consideration related to such Starz Group Disposition upon conversion, exercise or exchange or otherwise, or would adjust to give the holders equivalent economic rights, as a result of any dividend, redemption or other action taken by the Corporation with respect to the Liberty Starz Common Stock pursuant to this paragraph (f)(ii), then the Board of Directors may make such adjustments to (x) the amount of consideration to be issued or delivered as contemplated by this paragraph (f)(ii) as a dividend on or in redemption or conversion of shares of Liberty

      Starz Common Stock and/or, if applicable, (y) the Starz Group Inter-Group Redemption Amount and the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest as it deems appropriate to take into account the Liberty Starz Common Stock into which such Convertible Securities are convertible or for which such Convertible Securities are exercisable or exchangeable;

              (6)   the Corporation may pay the dividend or redemption price referred to in clause (A), (B) or (E) of this paragraph (f)(ii) payable to the holders of Liberty Starz Common Stock in cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, that the Board of Directors determines and which has an aggregate Fair Value of not less than the amount allocated to such dividend or redemption pursuant to the applicable of clauses (A), (B) or (E) of this paragraph (f)(ii), regardless of the form or nature of the proceeds received by the Corporation from the Starz Group Disposition; and

              (7)   if all or any portion of the redemption price referred to in clause (B) or (E) of this paragraph (f)(ii) payable to the holders of Liberty Starz Common Stock is paid in the form of securities of an issuer other than the Corporation, the Board of Directors may determine to pay the redemption price, so payable in securities, in the form of (x) identical securities, on an equal per share basis, to holders of each series of Liberty Starz Common Stock, (y) separate classes or series of securities, on an equal per share basis, to the holders of each series of Liberty Starz Common Stock or (z) a separate class or series of securities to the holders of one or more series of Liberty Starz Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Liberty Starz Common Stock; provided, that, in the case of clauses (y) and (z), (1) such separate classes or series do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Starz Common Stock receiving securities of a class or series having the highest relative voting rights and the holders of shares of each other series of Liberty Starz Common Stock receiving securities of a class or series having lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Starz Common Stock, the Series B Liberty Starz Common Stock and the Series C Liberty Starz Common Stock and (2) in the event the securities to be received by the holders of shares of Liberty Starz Common Stock other than the Series B Liberty Starz Common Stock consist of different classes or series of securities, with each such class or series differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Starz Common Stock (other than the Series B Liberty Starz Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights of the class or series of securities to be received by the holders of each series of Liberty Starz Common Stock corresponds to the extent practicable to the relative voting rights (as compared to the other series of Liberty Starz Common Stock, other than the Series B Liberty Starz Common Stock) of such series of Liberty Starz Common Stock.

          (iii)  Certain Provisions Respecting Convertible Securities.    Unless the provisions of any Convertible Securities that are or become convertible into or exercisable or exchangeable for shares of any series of Liberty Starz Common Stock provide specifically to the contrary, or the instrument, plan or agreement evidencing such Convertible Securities or pursuant to which the same were issued grants to the Board of Directors the discretion to approve or authorize any adjustment or adjustments to the conversion, exercise or exchange provisions of such Convertible Securities so as to obtain a result different from that which would otherwise occur pursuant to this paragraph (f)(iii), and the Board of Directors so approves or authorizes such adjustment or adjustments, after any Starz Group Conversion Date or Starz Group Redemption Date on which all outstanding shares of Liberty Starz Common Stock were converted or redeemed, any share of Liberty Starz Common Stock that is issued on conversion, exercise or exchange of any such Convertible Security will, immediately upon issuance and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Liberty Starz Common Stock, be redeemed in exchange for, to the extent assets of the Corporation are legally available therefor, the amount of $.01 per share in cash.

          (iv)  General.

            (A)  Not later than the 10th Trading Day following the consummation of a Starz Group Disposition referred to in paragraph (f)(ii) of this Section A.2., the Corporation will announce publicly by press release (x) the Starz Group Net Proceeds of such Starz Group Disposition, (y) whether the Starz Group Disposition qualifies as an Exempt Starz Group Disposition, and (z) if it does not so qualify at the time of such announcement (including in the event the Board of Directors had not sought stockholder approval to qualify such Starz Group Disposition as an Exempt Starz Group Disposition in connection with any required stockholder approval obtained by the Corporation, if applicable), whether the Board of Directors will seek the approval of the holders of Liberty Starz Voting Securities entitled to vote thereon to qualify such Starz Group Disposition as an Exempt Starz Group Disposition. Not later than the 30th Trading Day (and in the event a 10 Trading Day valuation period is required in connection with the action selected by the Board of Directors pursuant to clause (I) of this paragraph (f)(iv)(A), not earlier than the 26th Trading Day) following the consummation of such Starz Group Disposition, the Corporation will announce publicly by press release (to the extent applicable):

              (I)   which of the actions specified in clauses (A), (B), (C), (D) or (E) of paragraph (f)(ii) of this Section A.2. the Corporation has irrevocably determined to take;

              (II)  as applicable, the record date for determining holders entitled to receive any dividend to be paid pursuant to clause (A) or (E) of paragraph (f)(ii), the Starz Group Redemption Selection Date for the redemption of shares of Liberty Starz Common Stock pursuant to clause (B)(II) or (E) of paragraph (f)(ii) or the Starz Group Conversion Selection Date for the partial conversion of shares of Liberty Starz Common Stock pursuant to clause (E) of paragraph (f)(ii), which record date, Starz Group Redemption Selection Date or Starz Group Conversion Selection Date will not be earlier than the 10th day following the date of such public announcement;

              (III) the anticipated dividend payment date, Starz Group Redemption Date and/or Starz Group Conversion Date, which in each case, will not be more than 85 Trading Days following such Starz Group Disposition; and

              (IV) unless the Board of Directors otherwise determines, that the Corporation will not be required to register a transfer of any shares of Liberty Starz Common Stock for a period of 10 Trading Days (or such shorter period as such announcement may specify) next preceding the specified Starz Group Redemption Selection Date or Starz Group Conversion Selection Date.

          If the Corporation determines to undertake a redemption of shares of Liberty Starz Common Stock, in whole or in part, pursuant to clause (B) or (E) of paragraph (f)(ii) of this Section A.2., or a conversion of shares of Liberty Starz Common Stock, in whole or in part, pursuant to clause (C), (D) or (E) of paragraph (f)(ii), the Corporation will give notice of such redemption or conversion, not less than 15 days prior to the Starz Group Redemption Date or Starz Group Conversion Date, as applicable, to holders of Liberty Starz Common Stock whose shares are to be redeemed or converted, setting forth, as applicable:

              (1)   the Starz Group Redemption Date or Starz Group Conversion Date;

              (2)   the number of shares of Liberty Starz Common Stock held by such holder to be redeemed or converted or, if applicable, stating that all outstanding shares of Liberty Starz Common Stock will be redeemed or converted and, if shares of Liberty Starz Common Stock are to be converted, whether such shares will be converted into Liberty Capital Common Stock or Liberty Interactive Common Stock, and the series thereof issuable to the holders of each series of Liberty Starz Common Stock;

              (3)   in the case of a redemption or a conversion, in each case, in whole or in part, of outstanding shares of Liberty Starz Common Stock, the kind and amount of per share consideration to be received with respect to each share of Liberty Starz Common Stock to be redeemed or converted and the Starz Group Outstanding Interest Fraction as of the date of such notice (and if such Starz Group Outstanding Interest Fraction is less than one (1), the Capital Group's Fractional Interest in the Starz Group and the Interactive Group's Fractional Interest in the Starz Group, in each case, as of such date);

              (4)   with respect to a partial redemption under clause (B)(II) or (E) of paragraph (f)(ii), if the Board of Directors has made a Starz Group Inter-Group Partial Redemption Election, the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest, the Capital Group's Fractional Interest in the Starz Group and the Interactive Group's Fractional Interest in the Starz Group, in each case, as of the Starz Group Redemption Selection Date and the portion of the Starz Group Inter-Group Redemption Amount attributable to each Group other than the Starz Group;

              (5)   with respect to a dividend under clause (A) or (E) of paragraph (f)(ii), the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest, the Capital Group's Fractional Interest in the Starz Group and the Interactive Group's Fractional Interest in the Starz Group, in each case, as of the record date for the dividend and the portion of the Starz Group Inter-Group Dividend Amount attributable to each Group other than the Starz Group, if applicable; and

              (6)   the place or places where certificates representing shares of Liberty Starz Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (B)  In the event of any conversion of shares of Liberty Starz Common Stock pursuant to paragraph (b)(iv) or (v) of this Section A.2., not less than 15 days prior to the Starz Group Conversion Date, the Corporation will (I) announce publicly by press release that all outstanding shares of Liberty Starz Common Stock will be converted pursuant to paragraph (b)(iv) or (v) of this Section A.2. on the Starz Group Conversion Date set forth in such press release and (II) give notice of such conversion to each holder of outstanding shares of Liberty Starz Common Stock, setting forth:

              (1)   the Starz Group Conversion Date, which will not be more than 45 days following the Determination Date;

              (2)   a statement that all outstanding shares of Liberty Starz Common Stock will be converted;

              (3)   the per share number and series of shares of Liberty Capital Common Stock or Liberty Interactive Common Stock to be received with respect to each share of each series of Liberty Starz Common Stock; and

              (4)   the place or places where certificates representing shares of Liberty Starz Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (C)  If the Corporation obtains the Starz Group Redemption Stockholder Approval and determines to redeem shares of Liberty Starz Common Stock pursuant to paragraph (f)(i), the Corporation will, announce publicly by press release promptly following the Approval Date:

              (I)   that the Corporation intends to redeem shares of Liberty Starz Common Stock for securities of a Distributed Starz Group Subsidiary pursuant to paragraph (f)(i) of this Section A.2.;

              (II)  if applicable, the Starz Group Redemption Selection Date, which will not be earlier than the 10th day following the date of the press release;

              (III) the anticipated Starz Group Redemption Date, which will not be later than the 85th Trading Day following the date of the press release; and

              (IV) unless the Board of Directors otherwise determines, that the Corporation will not be required to register a transfer of any shares of Liberty Starz Common Stock for a period of 10 Trading Days (or such shorter period as such announcement may specify) next preceding the specified Starz Group Redemption Selection Date.

          Not less than 15 days prior to the Starz Group Redemption Date, the Corporation will give notice of such redemption to holders of Liberty Starz Common Stock whose shares are to be redeemed, setting forth:

              (1)   the Starz Group Redemption Date;

              (2)   the number of shares of Liberty Starz Common Stock held by such holder to be redeemed or, if applicable, stating that all outstanding shares of Liberty Starz Common Stock will be redeemed;

              (3)   the class or series of securities of the Distributed Starz Group Subsidiary to be received with respect to each share of each series of Liberty Starz Common Stock to be redeemed and the Starz Group Outstanding Interest Fraction as of the date of such notice, if any (and if such Starz Group Outstanding Interest Fraction is less than one (1), the Capital Group's Fractional Interest in the Starz Group and the Interactive Group's Fractional Interest in the Starz Group, in each case, as of such date);

              (4)   if the Board of Directors has made a Starz Group Inter-Group Redemption Election, the number of Starz Group Inter-Group Interest Subsidiary Securities attributable to each Group other than the Starz Group, and the Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest and the Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest, in each case, used in determining such number and attribution of Starz Group Inter-Group Interest Subsidiary Securities; and

              (5)   the place or places where certificates representing shares of Liberty Starz Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (D)  The Corporation will give such notice to holders of Convertible Securities convertible into or exercisable or exchangeable for Liberty Starz Common Stock as may be required by the terms of such Convertible Securities or as the Board of Directors may otherwise deem appropriate in connection with a dividend, redemption or conversion of shares of Liberty Starz Common Stock pursuant to this Section A.2., as applicable.

            (E)  All public announcements (including any proxy materials to the extent approval of the stockholders of the Corporation is sought or required) made pursuant to clauses (A), (B) or (C) of this paragraph (f)(iv) will include such further statements, and the Corporation reserves the right to make such further public announcements, as may be required by law or the rules of the principal national securities exchange on which the Liberty Starz Common Stock is listed or as the Board of Directors may, in its discretion, deem appropriate.

            (F)   Any notice sent to a holder of Liberty Starz Common Stock pursuant to clauses (A), (B), (C) or (D) of this paragraph (f)(iv) will be sent by first-class mail, postage prepaid to such holder's address as the same appears on the transfer books of the Corporation.

            (G)  Neither the failure to mail any notice required by this paragraph (f)(iv) to any particular holder of Liberty Starz Common Stock nor any defect therein will affect the sufficiency thereof with respect to any other holder of outstanding shares of Liberty Starz Common Stock, or the validity of any action taken pursuant to this Certificate.

            (H)  No adjustments in respect of dividends will be made upon the conversion or redemption of any shares of Liberty Starz Common Stock; provided, however, that, except as otherwise contemplated by paragraph (f)(ii)(E), if the Starz Group Conversion Date or the Starz Group Redemption Date with respect to any shares of Liberty Starz Common Stock will be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, but prior to the payment of such dividend or distribution, the holders of record of such shares of Liberty Starz Common Stock at the close of business on such record date will be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the prior conversion or redemption of such shares.

            (I)    Before any holder of shares of Liberty Starz Common Stock will be entitled to receive a certificate or certificates representing shares of any kind of capital stock or cash, securities or other assets to be received by such holder with respect to shares of Liberty Starz Common Stock pursuant to paragraph (b) of this Section A.2. or this paragraph (f), such holder will surrender at such place as the Corporation will specify certificates representing such shares of Liberty Starz Common Stock, properly endorsed or assigned for transfer (unless the Corporation will waive such requirement). The Corporation will as soon as practicable after such surrender of a certificate or certificates representing shares of Liberty Starz Common Stock, deliver, or cause to be delivered, at the office of the transfer agent for the shares or other securities to be delivered, to the holder for whose account shares of Liberty Starz Common Stock were so surrendered, or to the nominee or nominees of such holder, a certificate or certificates representing the number of whole shares of the kind of capital stock or cash, securities or other assets to which such Person will be entitled as aforesaid, together with any payment for fractional securities contemplated by paragraph (f)(iv)(K). If less than all of the shares of Liberty Starz Common Stock represented by any one certificate are to be redeemed or converted, the Corporation will issue and deliver a new certificate for the shares of Liberty Starz Common Stock not redeemed or converted.

    The Corporation will not be required to register a transfer of (I) any shares of Liberty Starz Common Stock for the period preceding any selection of shares to be redeemed or converted set forth in the applicable public announcement or notice or (II) any shares of Liberty Starz Common Stock selected for redemption or conversion. Shares selected for redemption may not thereafter be converted pursuant to paragraph (b)(i)(B) of this Section A.2.

            (J)   From and after any applicable Starz Group Conversion Date or Starz Group Redemption Date, all rights of a holder of shares of Liberty Starz Common Stock that were converted or redeemed on such Starz Group Conversion Date or Starz Group Redemption Date, as applicable, will cease except for the right, upon surrender of a certificate or certificates representing such shares of Liberty Starz Common Stock, to receive a certificate or certificates representing shares of the kind and amount of capital stock or cash, securities (other than capital stock) or other assets for which such shares were converted or redeemed, as applicable, together with any payment for fractional securities contemplated by paragraph (f)(iv)(K) of this Section A.2. and such holder will have no other or further rights in respect of the shares of Liberty Starz Common Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other assets which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any cash, securities or other assets upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption. No holder of a certificate which immediately prior to the applicable Starz Group Conversion Date or Starz Group Redemption Date represented shares of Liberty Starz Common Stock will be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Liberty Starz Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there will be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the Starz Group Conversion Date or Starz Group Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a Starz Group Conversion Date or Starz Group Redemption Date, as the case may be, the Corporation will, however, be entitled to treat certificates representing shares of Liberty Starz Common Stock that have not yet been surrendered for conversion or redemption in accordance with clause (I) above as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Liberty Starz Common Stock represented by such certificates will have been converted or redeemed in accordance with paragraph (b) of this Section A.2 or this paragraph (f), notwithstanding the failure of the holder thereof to surrender such certificates.

            (K)  The Corporation will not be required to issue or deliver fractional shares of any class or series of capital stock or any other securities in a smaller than authorized denomination to any holder of Liberty Starz Common Stock upon any conversion, redemption, dividend or other distribution pursuant to paragraph (b) of this Section A.2. or this paragraph (f). In connection with the determination of the number of shares of any class or series of capital stock that will be issuable or the amount of other securities that will be deliverable to any holder of record of Liberty Starz Common Stock upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the shares of Liberty Starz Common Stock held at the relevant time by such holder of record. If the aggregate number of shares of capital stock or other securities to be issued or delivered to any holder of Liberty Starz Common Stock includes a fraction, the Corporation will pay a cash adjustment in lieu of such fraction in an amount equal to the value of such fraction as of the Trading Day specified by the Board of Directors for such purpose (without interest). For purposes of the preceding sentence, "value" of any fraction will equal the amount (rounded, if necessary, to the nearest whole cent) obtained by multiplying such fraction by the Fair Value of one such share or the minimum authorized denomination of such other security as of such specified Trading Day.

            (L)  Any deadline for effecting a dividend, redemption or conversion prescribed by this paragraph (f) may be extended if deemed necessary or appropriate, in the discretion of the Board of Directors, to enable the Corporation to comply with the U.S. federal securities laws, including the rules and regulations promulgated thereunder.

        (g)    Redemption and Other Provisions Relating to the Liberty Interactive Common Stock.

          (i)    Redemption for Securities of one or more Interactive Group Subsidiaries.    At any time at which a Subsidiary of the Corporation holds, directly or indirectly, assets and liabilities attributed to the Interactive Group, the Corporation may, at its option and subject to assets of the Corporation being legally available therefor, but subject (in addition to any other approval of the Corporation's stockholders (or any series thereof) required under the DGCL in respect of such redemption, if any) to the Corporation having received the Interactive Group Redemption Stockholder Approval (and, to the extent applicable, the Capital Group Redemption Stockholder Approval and/or the Starz Group Redemption Stockholder Approval), redeem outstanding shares of Liberty Interactive Common Stock (such shares of Liberty Interactive Common Stock to be redeemed, the "Interactive Group Redemption Shares") for securities of such Subsidiary (a "Distributed Interactive Group Subsidiary"), as provided herein. The number of Interactive Group Redemption Shares will be determined, by the Board of Directors, by multiplying (A) the number of outstanding shares of Liberty Interactive Common Stock as of the Interactive Group Redemption Selection Date, by (B) the percentage of the Fair Value of the Interactive Group that is represented by the Fair Value of the Corporation's equity interest in the Distributed Interactive Group Subsidiary which is attributable to the Interactive Group, in each case, as determined by the Board of Directors as of a date selected by the Board of Directors, as such percentage may be adjusted by the Board of Directors in its discretion to reflect the effects of an Interactive Group Inter-Group Redemption Election and to take into account other things deemed relevant by the Board of Directors. The aggregate number of securities of the Distributed Interactive Group Subsidiary to be delivered (the "Interactive Group Distribution Subsidiary Securities") in redemption of the Interactive Group Redemption Shares will be equal to: (A) if the Board of Directors makes an Interactive Group Inter-Group Redemption Election as described below, the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the product of (I) the number of securities of the Distributed Interactive Group Subsidiary owned by the Corporation and (II) the percentage of the Fair Value of the Corporation's equity interest in the Distributed Interactive Group Subsidiary that is represented by the Fair Value of the Corporation's equity interest in the Distributed Interactive Group Subsidiary which is attributable to the Interactive Group (subject to adjustment to reflect the effects of an Interactive Group Inter-Group Redemption Election) (such product, the "Distributable Interactive Group Subsidiary Securities"), by (y) the Interactive Group Outstanding Interest Fraction, in each case, as of the Interactive Group Redemption Selection Date, or (B) if the Board of Directors does not make an Interactive Group Inter-Group Redemption Election, all of the Distributable Interactive Group Subsidiary Securities, in each case, subject to adjustment as provided below. The number of securities of the Distributed Interactive Group Subsidiary to be delivered in redemption of each Interactive Group Redemption Share will be equal to the amount (rounded, if necessary, to the nearest five decimal places) obtained by dividing (x) the number of Interactive Group Distribution Subsidiary Securities, by (y) the number of Interactive Group Redemption Shares.

          If the Interactive Group Outstanding Interest Fraction is less than one (1) on the Interactive Group Redemption Selection Date for any redemption pursuant to this paragraph (g)(i) and if (but only if) the Board of Directors so determines in its discretion (an "Interactive Group Inter-Group Redemption Election"), then concurrently with the distribution of the Interactive Group Distribution Subsidiary Securities in redemption of Interactive Group Redemption Shares, the Corporation will attribute to the Capital Group and the Starz Group an aggregate number of Distributable Interactive Group Subsidiary Securities (the "Interactive Group Inter-Group Interest Subsidiary Securities") equal to the difference between the total number of Distributable Interactive Group Subsidiary Securities and the number of Interactive Group Distribution Subsidiary Securities, subject to adjustment as provided below. The Interactive Group Inter-Group Interest Subsidiary Securities will be allocated between the Capital Group and the Starz Group by multiplying the number of Interactive Group Inter-Group Interest Subsidiary Securities by (x), in the case of the Capital Group, the Capital Group's Fractional Interest in the Interactive Group as of the Interactive Group Redemption Selection Date and, (y) in the case of the Starz Group, the Starz Group's Fractional Interest in the Interactive Group as of the Interactive Group Redemption Selection Date. If an Interactive Group Inter-Group Redemption Election is made, then: (I) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest will be decreased in the manner described in subparagraph (ii)(D) of the definition of "Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest" in paragraph (j) of this Section A.2.; (II) the attribution of Interactive Group Inter-Group Interest Subsidiary Securities to be made to the Capital Group and the Starz Group may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of Interactive Group Inter-Group Interest Subsidiary Securities to each such Group in accordance with the foregoing allocation; and (III) the Board of Directors may determine that the Interactive Group Inter-Group Interest Subsidiary Securities so allocated or transferred to the Capital Group and the Starz Group will be distributed to holders of shares of Liberty Capital Common Stock as a Share Distribution pursuant to paragraph (d)(i)(D) and to holders of shares of Liberty Starz Common Stock as a Share Distribution pursuant to paragraph (d)(ii)(D) of this Section A.2.

          If at the time of a redemption of Liberty Interactive Common Stock pursuant to this paragraph (g)(i), there are outstanding any Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Interactive Common Stock that would become convertible into or exercisable or exchangeable for Distributable Interactive Group Subsidiary Securities as a result of such redemption, and the obligation to deliver securities of such Distributed Interactive Group Subsidiary upon exercise, exchange or conversion of such Convertible Securities is not assumed or otherwise provided for by the Distributed Interactive Group Subsidiary, then the Board of Directors may make such adjustments as it determines to be appropriate to the number of Interactive Group Redemption Shares, the number of Interactive Group Distribution Subsidiary Securities and the number of Interactive Group Inter-Group Interest Subsidiary Securities (and any related adjustment to the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest, including any adjustments to the foregoing allocation between the Capital Group and the Starz Group) to take into account the securities of the Distributed Interactive Group Subsidiary into which such Convertible Securities are convertible or for which such Convertible Securities are exercisable or exchangeable.

          In the event that not all outstanding shares of Liberty Interactive Common Stock are to be redeemed in accordance with this paragraph (g)(i) for Interactive Group Distribution Subsidiary Securities, then (1) the number of shares of each series of Liberty Interactive Common Stock to be redeemed in accordance with this paragraph (g)(i) will be determined by multiplying the aggregate number of Interactive Group Redemption Shares by a fraction, the numerator of which is the aggregate number of shares of such series and the denominator of which is the aggregate number of shares of all series of Liberty Interactive Common Stock, in each case, outstanding as of the

  Interactive Group Redemption Selection Date, and (2) the outstanding shares of each series of Liberty Interactive Common Stock to be redeemed in accordance with this paragraph (g)(i) will be redeemed by the Corporation pro rata among the holders of each series of Liberty Interactive Common Stock or by such other method as may be determined by the Board of Directors to be equitable.

          To the extent that a Distributed Interactive Group Subsidiary to be distributed pursuant to this paragraph (g)(i) also holds, directly or indirectly, assets and liabilities attributed to one or both of the Capital Group and the Starz Group, then (x) such Distributed Interactive Group Subsidiary will also be deemed a Distributed Capital Group Subsidiary for purposes of paragraph (e)(i) (to the extent such Distributed Interactive Group Subsidiary also holds assets and liabilities of the Capital Group) and/or a Distributed Starz Group Subsidiary for purposes of paragraph (f)(i) (to the extent such Distributed Interactive Group Subsidiary also holds assets and liabilities of the Starz Group) and (y) in connection with the redemption of Interactive Group Redemption Shares pursuant to this paragraph (g)(i) the Corporation will also redeem shares of Liberty Capital Common Stock pursuant to the provisions of paragraph (e)(i) (in the event such Distributed Interactive Group Subsidiary is also a Distributed Capital Group Subsidiary) and/or shares of Liberty Starz Common Stock pursuant to the provisions of paragraph (f)(i) (in the event such Distributed Interactive Group Subsidiary is also a Distributed Starz Group Subsidiary), as applicable, subject to the Corporation obtaining the Interactive Group Redemption Stockholder Approval and the applicable of the Capital Group Redemption Stockholder Approval and/or the Starz Group Redemption Stockholder Approval. In connection with any such redemption of Liberty Capital Common Stock, Liberty Starz Common Stock and/or Liberty Interactive Common Stock, as applicable, the Board of Directors will effect such redemption in accordance with the terms of paragraphs (e)(i), (f)(i) and (g)(i), as applicable, as determined by the Board of Directors in good faith, with such changes and adjustments as the Board of Directors determines are reasonably necessary in order to effect such redemption in exchange for securities of a single Subsidiary holding the assets and liabilities of more than one Group. In effecting such redemption, the Board of Directors may determine to redeem the Capital Group Redemption Shares, the Starz Group Redemption Shares and/or the Interactive Group Redemption Shares, in exchange for one or more classes or series of securities of such Subsidiary, including, without limitation, for separate classes or series of securities of such Subsidiary, (I) with the holders of Capital Group Redemption Shares to receive Capital Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Capital Group held by such Subsidiary, (II) with holders of Starz Group Redemption Shares to receive Starz Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Starz Group held by such Subsidiary and/or (III) with holders of Interactive Group Redemption Shares to receive Interactive Group Distribution Subsidiary Securities intended to track the performance of the former assets and liabilities attributed to the Interactive Group held by such Subsidiary, subject, in each case, to the applicable limitations on the class and series of securities of the Distributed Interactive Group Subsidiary set forth in the last paragraph of paragraphs (e)(i), (f)(i) and (g)(i), as applicable.

          Any redemption pursuant to this paragraph (g)(i) will occur on an Interactive Group Redemption Date set forth in a notice to holders of Liberty Interactive Common Stock (and Convertible Securities convertible into or exercisable or exchangeable for shares of any series of Liberty Interactive Common Stock (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities)) pursuant to paragraph (g)(iv)(C).

          In effecting a redemption of Liberty Interactive Common Stock pursuant to this paragraph (g)(i), the Board of Directors may determine either to (x) redeem shares of each series of Liberty Interactive Common Stock in exchange for a single class or series of securities of the

  Distributed Interactive Group Subsidiary without distinction among series of Liberty Interactive Common Stock, on an equal per share basis, (y) redeem shares of each series of Liberty Interactive Common Stock in exchange for separate classes or series of securities of the Distributed Interactive Group Subsidiary, on an equal per share basis, or (z) redeem shares of one or more series of Liberty Interactive Common Stock in exchange for a separate class or series of securities of the Distributed Interactive Group Subsidiary and, on an equal per share basis, redeem shares of all other series of Liberty Interactive Common Stock in exchange for a different class or series of securities of the Distributed Interactive Group Subsidiary; provided, that, in the case of clauses (y) and (z), (1) such separate classes or series do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Interactive Common Stock receiving securities of a class or series having the highest relative voting rights and the holders of shares of each other series of Liberty Interactive Common Stock receiving securities of a class or series having lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Interactive Common Stock, the Series B Liberty Interactive Common Stock and the Series C Liberty Interactive Common Stock, and (2) in the event the securities to be received by the holders of shares of Liberty Interactive Common Stock other than the Series B Liberty Interactive Common Stock in such redemption consist of different classes or series of securities, with each such class or series differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Interactive Common Stock (other than the Series B Liberty Interactive Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights of the class or series of securities to be received by the holders of each series of Liberty Interactive Common Stock corresponds to the extent practicable to the relative voting rights (as compared to the other series of Liberty Interactive Common Stock, other than the Series B Liberty Interactive Common Stock) of such series of Liberty Interactive Common Stock. If the Board of Directors has made an Interactive Group Inter-Group Redemption Election, then the determination as to the classes or series of securities of the Distributed Interactive Group Subsidiary comprising the Interactive Group Inter-Group Interest Subsidiary Securities to be so transferred or allocated to the Capital Group and/or the Starz Group will be made by the Board of Directors in its discretion.

          (ii)   Mandatory Dividend, Redemption or Conversion in Case of Interactive Group Disposition.    In the event of an Interactive Group Disposition (other than an Exempt Interactive Group Disposition), the Corporation will, on or prior to the 85th Trading Day following the consummation of such Interactive Group Disposition and in accordance with the applicable provisions of this Section A.2., take the actions referred to in one of clauses (A), (B), (C), (D) or (E) below, as elected by the Board of Directors:

            (A)  Subject to the first sentence of paragraph (c)(iii) of this Section A.2. the Corporation may declare and pay a dividend payable in cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, to the holders of outstanding shares of Liberty Interactive Common Stock, with an aggregate Fair Value (subject to adjustment as provided below) equal to the Interactive Group Allocable Net Proceeds of such Interactive Group Disposition as of the record date for determining the holders entitled to receive such dividend, as the same may be determined by the Board of Directors, with such dividend to be paid in accordance with the applicable provisions of paragraph (c)(iii) and (d)(iii) of this Section A.2.; or

            (B)  Provided that there are assets of the Corporation legally available therefor and the Interactive Group Available Dividend Amount would have been sufficient to pay a dividend pursuant to clause (A) of this paragraph (g)(ii) in lieu of effecting the redemption provided for in this clause (B), then:

              (I)   if such Interactive Group Disposition involves all (not merely substantially all) of the assets of the Interactive Group, the Corporation may redeem all outstanding shares of each series of Liberty Interactive Common Stock for cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value (subject to adjustment as provided below) equal to the Interactive Group Allocable Net Proceeds of such Interactive Group Disposition as of the Interactive Group Redemption Date, as determined by the Board of Directors, such aggregate amount to be allocated among the shares of all series of Liberty Interactive Common Stock outstanding as of the Interactive Group Redemption Date on an equal per share basis (subject to the provisions of this paragraph (g)(ii)); or

              (II)  if such Interactive Group Disposition involves substantially all (but not all) of the assets of the Interactive Group, the Corporation may apply an aggregate amount (subject to adjustment as provided below) of cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with a Fair Value equal to the Interactive Group Allocable Net Proceeds of such Interactive Group Disposition as of the Interactive Group Redemption Selection Date (the "Interactive Group Redemption Amount") to the redemption of outstanding shares of each series of Liberty Interactive Common Stock, such Interactive Group Redemption Amount to be allocated (subject to the provisions of this paragraph (g)(ii)) to the redemption of shares of each series of Liberty Interactive Common Stock in the ratio of (x) the number of shares of such series outstanding as of the Interactive Group Redemption Selection Date to (y) the aggregate number of shares of all series of Liberty Interactive Common Stock outstanding as of such date, and the number of shares of each such series to be redeemed will equal the lesser of (1) the number of shares of such series outstanding as of the Interactive Group Redemption Selection Date and (2) the whole number nearest the number obtained by dividing the aggregate amount so allocated to the redemption of such series by the Average Market Value of the Liberty Interactive Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Interactive Group Disposition; provided that, if following the foregoing allocation there remains any amount of the Interactive Group Redemption Amount which is not being applied to the redemption of shares of a series of Liberty Interactive Common Stock, then such excess amount will be allocated to the redemption of shares of each series of Liberty Interactive Common Stock that, following the initial allocation referred to above, would have shares outstanding and not redeemed, with the number of outstanding and not redeemed shares to be redeemed from each such series to be calculated in accordance with clauses (1) and (2) of the immediately preceding sentence based upon such excess amount of the Interactive Group Redemption Amount. The outstanding shares of a series of Liberty Interactive Common Stock to be redeemed will be selected on a pro rata basis among the holders of such series or by such other method as the Board of Directors may determine to be equitable; or

            (C)  The Corporation may convert each outstanding share of Series A Liberty Interactive Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Capital Common Stock, each outstanding share of Series B Liberty Interactive Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Capital Common Stock, and each outstanding share of Series C Liberty Interactive

    Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Capital Common Stock, in each case, equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of (I) the Average Market Value of the Liberty Interactive Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Interactive Group Disposition, to (II) the Average Market Value of the Liberty Capital Reference Share over the same 10-Trading Day period; or

            (D)  The Corporation may convert each outstanding share of Series A Liberty Interactive Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series A Liberty Starz Common Stock, each outstanding share of Series B Liberty Interactive Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series B Liberty Starz Common Stock, and each outstanding share of Series C Liberty Interactive Common Stock into a number (or fraction) of fully paid and non-assessable shares of Series C Liberty Starz Common Stock, in each case, equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of (I) the Average Market Value of the Liberty Interactive Reference Share over the period of 10 consecutive Trading Days beginning on the 16th Trading Day following the consummation of such Capital Group Disposition, to (II) the Average Market Value of the Liberty Starz Reference Share over the same 10-Trading Day period; or

            (E)  The Corporation may combine the conversion of a portion of the outstanding shares of Liberty Interactive Common Stock into Liberty Capital Common Stock or Liberty Starz Common Stock as contemplated by clauses (C) and (D) of this paragraph (g)(ii) with the payment of a dividend on or the redemption of shares of Liberty Interactive Common Stock as described below, subject to the limitations specified in clause (A) (in the case of a dividend) or clause (B) (in the case of a redemption) of this paragraph (g)(ii) (including the limitations specified in other paragraphs of this Certificate referred to therein). In the event the Board of Directors elects the option described in this clause (E), the portion of the outstanding shares of Liberty Interactive Common Stock to be converted into fully paid and non-assessable shares of Liberty Capital Common Stock or Liberty Starz Common Stock, as applicable, will be determined by the Board of Directors and will be so converted at the conversion rate determined in accordance with clause (C) or clause (D) above, as applicable, and the Corporation will either (x) pay a dividend to the holders of record of all of the remaining shares of Liberty Interactive Common Stock outstanding, with such dividend to be paid in accordance with the applicable provisions of paragraphs (c)(iii) and (d)(iii) of this Section A.2., or (y) redeem all or a portion of such remaining shares of Liberty Interactive Common Stock. The aggregate amount of such dividend, in the case of a dividend, or the portion of the Interactive Group Allocable Net Proceeds to be applied to such redemption, in the case of a redemption, will be equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) an amount equal to the Interactive Group Allocable Net Proceeds of such Interactive Group Disposition as of, in the case of a dividend, the record date for determining the holders of Liberty Interactive Common Stock entitled to receive such dividend and, in the case of a redemption, the Interactive Group Redemption Selection Date (in the case of a partial redemption) or the Interactive Group Redemption Date (in the case of a full redemption), in each case, before giving effect to the conversion of shares of Liberty Interactive Common Stock in connection with such Interactive Group Disposition in accordance with this clause (E) and any related adjustment to the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest, by (II) one minus a fraction, the numerator of which will be the number of shares of Liberty Interactive Common Stock to be converted into shares of Liberty Capital Common Stock or Liberty Starz Common Stock, as applicable, in accordance with this clause (E) and the denominator of which will be the aggregate number of shares of Liberty Interactive Common Stock outstanding as of the record date, Interactive Group Redemption Selection Date or Interactive Group Redemption Date used for purposes of clause (I) of this sentence. In the event of a redemption concurrently with or following any such partial conversion of shares of Liberty Interactive Common Stock, if the Interactive Group Disposition was of all (not merely substantially all) of the assets of the Interactive Group, then all remaining outstanding shares of Liberty Interactive Common Stock will be redeemed for cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value equal to the portion of the Interactive Group Allocable Net Proceeds to be applied to such redemption determined in accordance with this clause (E), such aggregate amount to be allocated among all such shares to be redeemed on an equal per share basis (subject to the provisions of this paragraph (g)(ii)). In the event of a redemption concurrently with or following any such partial conversion of shares of Liberty Interactive Common Stock, if the Interactive Group Disposition was of substantially all (but not all) of the assets of the Interactive Group, then the number of shares of each series of Liberty Interactive Common Stock to be redeemed will be determined in accordance with clause (B)(II) of this paragraph (g)(ii), substituting for the Interactive Group Redemption Amount referred to therein the portion of the Interactive Group Allocable Net Proceeds to be applied to such redemption as determined in accordance with this clause (E), and such shares will be redeemed for cash, securities (other than Common Stock) or other assets, or any combination thereof, with an aggregate Fair Value equal to such portion of the Interactive Group Allocable Net Proceeds and allocated among all such shares redeemed on an equal per share basis (subject to the provisions of this paragraph (g)(ii)). The aggregate number of shares of Liberty Interactive Common Stock to be converted in any partial conversion in accordance with this clause (E) will be allocated among the series of Liberty Interactive Common Stock in the ratio of the number of shares of each such series outstanding to the aggregate number of shares of all series of Liberty Interactive Common Stock outstanding as of the Interactive Group Conversion Selection Date, and the shares of each such series to be converted will be selected on a pro rata basis or by such other method as the Board of Directors may determine to be equitable. In the case of a redemption, the allocation of the cash, securities and/or other assets to be paid in redemption and, in the case of a partial redemption, the selection of shares to be redeemed will be made in the manner contemplated by clause (B) of this paragraph (g)(ii).

          For purposes of this paragraph (g)(ii):

              (1)   as of any date, "substantially all of the assets of the Interactive Group" means a portion of such assets that represents at least 80% of the then-Fair Value of the assets of the Interactive Group as of such date;

              (2)   in the case of an Interactive Group Disposition of assets in a series of related transactions, such Interactive Group Disposition will not be deemed to have been consummated until the consummation of the last of such transactions;

              (3)   if the Board of Directors seeks the approval of the holders of Liberty Interactive Voting Securities entitled to vote thereon to qualify an Interactive Group Disposition as an Exempt Interactive Group Disposition and such approval is not obtained, the date on which such approval fails to be obtained will be treated as the date on which such Interactive Group Disposition was consummated for purposes of making the determinations and taking the actions prescribed by this paragraph (g)(ii) and paragraph (g)(iv), and no subsequent vote may be taken to qualify such Interactive Group Disposition as an Exempt Interactive Group Disposition;

              (4)   in the event of a redemption of a portion of the outstanding shares of Liberty Interactive Common Stock pursuant to clause (B)(II) or (E) of this paragraph (g)(ii) at a time when the Interactive Group Outstanding Interest Fraction is less than one, if the Board of Directors so elects (an "Interactive Group Inter-Group Partial Redemption Election"), in its discretion, the Corporation will attribute to the Capital Group and the Starz Group concurrently with such redemption an aggregate amount (the "Interactive Group Inter-Group Redemption Amount") of cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, subject to adjustment as described below, with an aggregate Fair Value equal to the difference between (x) the Interactive Group Net Proceeds and (y) the portion of the Interactive Group Allocable Net Proceeds applied to such redemption as determined in accordance with clause (B)(II) or clause (E) of this paragraph (g)(ii). If the Board of Directors makes such election, the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest will be decreased in the manner described in subparagraph (ii)(E) of the definition of "Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest" in paragraph (j) of this Section A.2. The Interactive Group Inter-Group Redemption Amount will be attributed between the Capital Group and the Starz Group based upon the Capital Group's Fractional Interest in the Interactive Group as of the Interactive Group Redemption Selection Date and the Starz Group's Fractional Interest in the Interactive Group as of the Interactive Group Redemption Selection Date and may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash, securities and/or other assets;

              (5)   if at the time of an Interactive Group Disposition subject to this paragraph (g)(ii), there are outstanding any Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Interactive Common Stock that would give the holders thereof the right to receive any consideration related to such Interactive Group Disposition upon conversion, exercise or exchange or otherwise, or would adjust to give the holders equivalent economic rights, as a result of any dividend, redemption or other action taken by the Corporation with respect to the Liberty Interactive Common Stock pursuant to this paragraph (g)(ii), then the Board of Directors may make such adjustments to (x) the amount of consideration to be issued or delivered as contemplated by this paragraph (g)(ii) as a dividend on or in redemption or conversion of shares of Liberty Interactive Common Stock and/or, if applicable, (y) the Interactive Group Inter-Group Redemption Amount and the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest as it deems appropriate to take into account the Liberty Interactive Common Stock into which such Convertible Securities are convertible or for which such Convertible Securities are exercisable or exchangeable;

              (6)   the Corporation may pay the dividend or redemption price referred to in clause (A), (B) or (E) of this paragraph (g)(ii) payable to the holders of Liberty Interactive Common Stock in cash, securities (other than shares of Common Stock) or other assets, or any combination thereof, that the Board of Directors determines and which has an aggregate Fair Value of not less than the amount allocated to such dividend or redemption pursuant to the applicable of clauses (A), (B) or (E) of this paragraph (g)(ii), regardless of the form or nature of the proceeds received by the Corporation from the Interactive Group Disposition; and

              (7)   if all or any portion of the redemption price referred to in clause (B) or (E) of this paragraph (g)(ii) payable to the holders of Liberty Interactive Common Stock is paid in the form of securities of an issuer other than the Corporation, the Board of Directors may determine to pay the redemption price, so payable in securities, in the form of

      (x) identical securities, on an equal per share basis, to holders of each series of Liberty Interactive Common Stock, (y) separate classes or series of securities, on an equal per share basis, to the holders of each series of Liberty Interactive Common Stock or (z) a separate class or series of securities to the holders of one or more series of Liberty Interactive Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Liberty Interactive Common Stock; provided, that, in the case of clauses (y) and (z), (1) such separate classes or series do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), with holders of shares of Series B Liberty Interactive Common Stock receiving securities of a class or series having the highest relative voting rights and the holders of shares of each other series of Liberty Interactive Common Stock receiving securities of a class or series having lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.) among the Series A Liberty Interactive Common Stock, the Series B Liberty Interactive Common Stock and the Series C Liberty Interactive Common Stock and (2) in the event the securities to be received by the holders of shares of Liberty Interactive Common Stock other than the Series B Liberty Interactive Common Stock consist of different classes or series of securities, with each such class or series differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions such as those set forth in this Section A.2.), then such classes or series of securities will be distributed to the holders of each series of Liberty Interactive Common Stock (other than the Series B Liberty Interactive Common Stock) (i) as the Board of Directors determines or (ii) such that the relative voting rights of the class or series of securities to be received by the holders of each series of Liberty Interactive Common Stock corresponds to the extent practicable to the relative voting rights (as compared to the other series of Liberty Interactive Common Stock, other than the Series B Liberty Interactive Common Stock) of such series of Liberty Interactive Common Stock.

          (iii)  Certain Provisions Respecting Convertible Securities.    Unless the provisions of any Convertible Securities that are or become convertible into or exercisable or exchangeable for shares of any series of Liberty Interactive Common Stock provide specifically to the contrary, or the instrument, plan or agreement evidencing such Convertible Securities or pursuant to which the same were issued grants to the Board of Directors the discretion to approve or authorize any adjustment or adjustments to the conversion, exercise or exchange provisions of such Convertible Securities so as to obtain a result different from that which would otherwise occur pursuant to this paragraph (g)(iii), and the Board of Directors so approves or authorizes such adjustment or adjustments, after any Interactive Group Conversion Date or Interactive Group Redemption Date on which all outstanding shares of Liberty Interactive Common Stock were converted or redeemed, any share of Liberty Interactive Common Stock that is issued on conversion, exercise or exchange of any such Convertible Security will, immediately upon issuance and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Liberty Interactive Common Stock, be redeemed in exchange for, to the extent assets of the Corporation are legally available therefor, the amount of $.01 per share in cash.

          (iv)  General.

            (A)  Not later than the 10th Trading Day following the consummation of an Interactive Group Disposition referred to in paragraph (g)(ii) of this Section A.2., the Corporation will announce publicly by press release (x) the Interactive Group Net Proceeds of such Interactive Group Disposition, (y) whether the Interactive Group Disposition qualifies as an Exempt Interactive Group Disposition, and (z) if it does not so qualify at the time of the announcement (including in the event the Board of Directors had not sought stockholder approval to qualify such Interactive Group Disposition as an Exempt Interactive Group Disposition in connection with any required stockholder approval obtained by the Corporation, if applicable), whether the Board of Directors will seek the approval of the holders of Liberty Interactive Voting Securities entitled to vote thereon to qualify such Interactive Group Disposition as an Exempt Interactive Group Disposition. Not later than the 30th Trading Day (and in the event a 10 Trading Day valuation period is required in connection with the action selected by the Board of Directors pursuant to clause (I) of this paragraph (g)(iv)(A), not earlier than the 26th Trading Day) following the consummation of such Interactive Group Disposition, the Corporation will announce publicly by press release (to the extent applicable):

              (I)   which of the actions specified in clauses (A), (B), (C), (D) or (E) of paragraph (g)(ii) of this Section A.2. the Corporation has irrevocably determined to take;

              (II)  as applicable, the record date for determining holders entitled to receive any dividend to be paid pursuant to clause (A) or (E) of paragraph (g)(ii), the Interactive Group Redemption Selection Date for the redemption of shares of Liberty Interactive Common Stock pursuant to clause (B)(II) or (E) of paragraph (g)(ii) or the Interactive Group Conversion Selection Date for the partial conversion of shares of Liberty Interactive Common Stock pursuant to clause (E) of paragraph (g)(ii), which record date, Interactive Group Redemption Selection Date or Interactive Group Conversion Selection Date will not be earlier than the 10th day following the date of such public announcement;

              (III) the anticipated dividend payment date, Interactive Group Redemption Date and/or Interactive Group Conversion Date, which in each case, will not be more than 85 Trading Days following such Interactive Group Disposition; and

              (IV) unless the Board of Directors otherwise determines, that the Corporation will not be required to register a transfer of any shares of Liberty Interactive Common Stock for a period of 10 Trading Days (or such shorter period as such announcement may specify) next preceding the specified Interactive Group Redemption Selection Date or Interactive Group Conversion Selection Date.

          If the Corporation determines to undertake a redemption of shares of Liberty Interactive Common Stock, in whole or in part, pursuant to clause (B) or (E) of paragraph (g)(ii) of this Section A.2., or a conversion of shares of Liberty Interactive Common Stock, in whole or in part, pursuant to clause (C), (D) or (E) of paragraph (g)(ii), the Corporation will give notice of such redemption or conversion, not less than 15 days prior to the Interactive Group Redemption Date or Interactive Group Conversion Date, as applicable, to holders of Liberty Interactive Common Stock whose shares are to be redeemed or converted, setting forth, as applicable:

              (1)   the Interactive Group Redemption Date or Interactive Group Conversion Date;

              (2)   the number of shares of Liberty Interactive Common Stock held by such holder to be redeemed or converted or, if applicable, stating that all outstanding shares of Liberty Interactive Common Stock will be redeemed or converted and, if shares of Liberty Interactive Common Stock are to be converted, whether such shares will be converted into Liberty Capital Common Stock or Liberty Starz Common Stock, and the series thereof issuable to the holders of each series of Liberty Interactive Common Stock;

              (3)   in the case of a redemption or a conversion, in each case, in whole or in part, of outstanding shares of Liberty Interactive Common Stock, the kind and amount of per share consideration to be received with respect to each share of Liberty Interactive Common Stock to be redeemed or converted and the Interactive Group Outstanding Interest Fraction as of the date of such notice (and if such Interactive Group Outstanding Interest Fraction is less than one (1), the Capital Group's Fractional Interest in the Interactive Group and the Starz Group's Fractional Interest in the Interactive Group, in each case, as of such date);

              (4)   with respect to a partial redemption under clause (B)(II) or (E) of paragraph (g)(ii), if the Board of Directors has made an Interactive Group Inter-Group Partial Redemption Election, the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest, the Capital Group's Fractional Interest in the Interactive Group and the Starz Group's Fractional Interest in the Interactive Group, in each case, as of the Interactive Group Redemption Selection Date and the portion of the Interactive Group Inter-Group Redemption Amount attributable to each Group other than the Interactive Group;

              (5)   with respect to a dividend under clause (A) or (E) of paragraph (g)(ii), the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest, the Capital Group's Fractional Interest in the Interactive Group and the Starz Group's Fractional Interest in the Interactive Group, in each case, as of the record date for the dividend and the portion of the Interactive Group Inter-Group Dividend Amount attributable to each Group other than the Interactive Group, if applicable;

              (6)   the place or places where certificates representing shares of Liberty Interactive Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (B)  In the event of any conversion of shares of Liberty Interactive Common Stock pursuant to paragraph (b)(ii) or (iii) of this Section A.2., not less than 15 days prior to the Interactive Group Conversion Date, the Corporation will (I) announce publicly by press release that all outstanding shares of Liberty Interactive Common Stock will be converted pursuant to paragraph (b)(ii) or (iii) of this Section A.2. on the Interactive Group Conversion Date set forth in such press release and (II) give notice of such conversion to each holder of outstanding shares of Liberty Interactive Common Stock, setting forth:

              (1)   the Interactive Group Conversion Date, which will not be more than 45 days following the Determination Date;

              (2)   a statement that all outstanding shares of Liberty Interactive Common Stock will be converted;

              (3)   the per share number and series of shares of Liberty Capital Common Stock or Liberty Starz Common Stock to be received with respect to each share of each series of Liberty Interactive Common Stock; and

              (4)   the place or places where certificates representing shares of Liberty Interactive Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (C)  If the Corporation obtains the Interactive Group Redemption Stockholder Approval and determines to redeem shares of Liberty Interactive Common Stock pursuant to paragraph (g)(i), the Corporation will, announce publicly by press release promptly following the Approval Date:

              (I)   that the Corporation intends to redeem shares of Liberty Interactive Common Stock for securities of a Distributed Interactive Group Subsidiary pursuant to paragraph (g)(i) of this Section A.2.;

              (II)  if applicable, the Interactive Group Redemption Selection Date, which will not be earlier than the 10th day following the date of the press release;

              (III) the anticipated Interactive Group Redemption Date, which will not be later than the 85th Trading Day following the date of the press release; and

              (IV) unless the Board of Directors otherwise determines, that the Corporation will not be required to register a transfer of any shares of Liberty Interactive Common Stock for a period of 10 Trading Days (or such shorter period as such announcement may specify) next preceding the specified Interactive Group Redemption Selection Date.

          Not less than 15 days prior to the Interactive Group Redemption Date, the Corporation will give notice of such redemption to holders of Liberty Interactive Common Stock whose shares are to be redeemed, setting forth:

              (1)   the Interactive Group Redemption Date;

              (2)   the number of shares of Liberty Interactive Common Stock held by such holder to be redeemed or, if applicable, stating that all outstanding shares of Liberty Interactive Common Stock will be redeemed;

              (3)   the class or series of securities of the Distributed Interactive Group Subsidiary to be received with respect to each share of each series of Liberty Interactive Common Stock to be redeemed and the Interactive Group Outstanding Interest Fraction as of the date of such notice, if any (and if such Interactive Group Outstanding Interest Fraction is less than one (1), the Capital Group's Fractional Interest in the Interactive Group and the Starz Group's Fractional Interest in the Interactive Group, in each case, as of such date);

              (4)   if the Board of Directors has made an Interactive Group Inter-Group Redemption Election, the number of Interactive Group Inter-Group Interest Subsidiary Securities attributable to each Group other than the Interactive Group, and the Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest and the Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest, in each case, used in determining such number and attribution of Interactive Group Inter-Group Interest Subsidiary Securities; and

              (5)   the place or places where certificates representing shares of Liberty Interactive Common Stock properly endorsed or assigned for transfer (unless the Corporation waives such requirement) are to be surrendered.

            (D)  The Corporation will give such notice to holders of Convertible Securities convertible into or exercisable or exchangeable for Liberty Interactive Common Stock as may be required by the terms of such Convertible Securities or as the Board of Directors may otherwise deem appropriate in connection with a dividend, redemption or conversion of shares of Liberty Interactive Common Stock pursuant to this Section A.2., as applicable.

            (E)  All public announcements (including any proxy materials to the extent approval of the stockholders of the Corporation is sought or required) made pursuant to clauses (A),

    (B) or (C) of this paragraph (g)(iv) will include such further statements, and the Corporation reserves the right to make such further public announcements, as may be required by law or the rules of the principal national securities exchange on which the Liberty Interactive Common Stock is listed or as the Board of Directors may, in its discretion, deem appropriate.

            (F)  Any notice sent to a holder of Liberty Interactive Common Stock pursuant to clauses (A), (B), (C) or (D) of this paragraph (g)(iv) will be sent by first-class mail, postage prepaid to such holder's address as the same appears on the transfer books of the Corporation.

            (G)  Neither the failure to mail any notice required by this paragraph (g)(iv) to any particular holder of Liberty Interactive Common Stock nor any defect therein will affect the sufficiency thereof with respect to any other holder of outstanding shares of Liberty Interactive Common Stock, or the validity of any action taken pursuant to this Certificate.

            (H)  No adjustments in respect of dividends will be made upon the conversion or redemption of any shares of Liberty Interactive Common Stock; provided, however, that, except as otherwise contemplated by paragraph (g)(ii)(E), if the Interactive Group Conversion Date or the Interactive Group Redemption Date with respect to any shares of Liberty Interactive Common Stock will be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, but prior to the payment of such dividend or distribution, the holders of record of such shares of Liberty Interactive Common Stock at the close of business on such record date will be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the prior conversion or redemption of such shares.

            (I)   Before any holder of shares of Liberty Interactive Common Stock will be entitled to receive a certificate or certificates representing shares of any kind of capital stock or cash, securities (other than capital stock) or other assets to be received by such holder with respect to shares of Liberty Interactive Common Stock pursuant to paragraph (b) of this Section A.2. or pursuant to this paragraph (g), such holder will surrender at such place as the Corporation will specify certificates representing such shares of Liberty Interactive Common Stock, properly endorsed or assigned for transfer (unless the Corporation will waive such requirement). The Corporation will as soon as practicable after such surrender of certificates representing shares of Liberty Interactive Common Stock, deliver, or cause to be delivered, at the office of the transfer agent for the shares or other securities to be delivered, to the holder for whose account shares of Liberty Interactive Common Stock were so surrendered, or to the nominee or nominees of such holder, a certificate or certificates representing the number of whole shares of the kind of capital stock or cash, securities (other than capital stock) or other assets to which such Person will be entitled as aforesaid, together with any payment for fractional securities contemplated by paragraph (g)(iv)(K). If less than all of the shares of Liberty Interactive Common Stock represented by any one certificate are to be redeemed or converted, the Corporation will issue and deliver a new certificate for the shares of Liberty Interactive Common Stock not redeemed or converted. The Corporation will not be required to register a transfer of (I) any shares of Liberty Interactive Common Stock for the period preceding any selection of shares to be redeemed or converted set forth in the applicable public announcement or notice or (II) any shares of Liberty Interactive Common Stock selected for redemption or conversion. Shares selected for redemption may not thereafter be converted pursuant to paragraph (b)(i)(C) of this Section A.2.

            (J)   From and after any applicable Interactive Group Conversion Date or Interactive Group Redemption Date, all rights of a holder of shares of Liberty Interactive Common Stock that were converted or redeemed on such Interactive Group Conversion Date or Interactive Group Redemption Date, as applicable, will cease except for the right, upon surrender of a certificate or certificates representing such shares of Liberty Interactive Common Stock, to receive a certificate or certificates representing shares of the kind and amount of capital stock or cash, securities (other than capital stock) or other assets for which such shares were converted or redeemed, as applicable, together with any payment for fractional securities contemplated by paragraph (g)(iv)(K) of this Section A.2. and such holder will have no other or further rights in respect of the shares of Liberty Interactive Common Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other assets which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any cash, securities or other assets upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption. No holder of a certificate which immediately prior to the applicable Interactive Group Conversion Date or Interactive Group Redemption Date represented shares of Liberty Interactive Common Stock will be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Liberty Interactive Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there will be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the Interactive Group Conversion Date or Interactive Group Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after an Interactive Group Conversion Date or Interactive Group Redemption Date, as the case may be, the Corporation will, however, be entitled to treat certificates representing shares of Liberty Interactive Common Stock that have not yet been surrendered for conversion or redemption in accordance with clause (I) above as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Liberty Interactive Common Stock represented by such certificates will have been converted or redeemed in accordance with paragraph (b) of this Section A.2 or this paragraph (g), notwithstanding the failure of the holder thereof to surrender such certificates.

            (K)  The Corporation will not be required to issue or deliver fractional shares of any class or series of capital stock or any other securities in a smaller than authorized denomination to any holder of Liberty Interactive Common Stock upon any conversion, redemption, dividend or other distribution pursuant to paragraph (b) of this Section A.2. or this paragraph (g). In connection with the determination of the number of shares of any class or series of capital stock that will be issuable or the amount of other securities that will be deliverable to any holder of record of Liberty Interactive Common Stock upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the shares of Liberty Interactive Common Stock held at the relevant time by such holder of record. If the aggregate number of shares of capital stock or other securities to be issued or delivered to any holder of Liberty Interactive Common Stock includes a fraction, the Corporation will pay a cash adjustment in lieu of such fraction in an amount equal to the value of such fraction as of the Trading Day specified by the Board of Directors for such purposes (without interest). For purposes of the preceding sentence, "value" of any fraction will equal the amount (rounded, if necessary, to the nearest whole cent) obtained by multiplying such fraction by the Fair Value of one such share or the minimum authorized denomination of such other security as of such specified Trading Day.

            (L)  Any deadline for effecting a dividend, redemption or conversion prescribed by this paragraph (g) may be extended if deemed necessary or appropriate, in the discretion of the Board of Directors, to enable the Corporation to comply with the U.S. federal securities laws, including the rules and regulations promulgated thereunder.

        (h)    Liquidation and Dissolution.

          (i)    General.    In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any series of Preferred Stock is entitled, the holders of shares of Liberty Capital Common Stock, the holders of shares of Liberty Starz Common Stock and the holders of shares of Liberty Interactive Common Stock will be entitled to receive their proportionate interests in the assets of the Corporation remaining for distribution to holders of Common Stock (regardless of the Group to which such assets are then attributed) in proportion to the respective number of liquidation units per share of Liberty Capital Common Stock, Liberty Starz Common Stock and Liberty Interactive Common Stock.

          Neither the consolidation or merger of the Corporation with or into any other Person or Persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation will itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph (h).

          (ii)   Liquidation Units.    The liquidation units per share of each series of Common Stock will be as follows:

            (A)  each share of Liberty Capital Common Stock will have a number of liquidation units (including a fraction of one liquidation unit) equal to 0.14613 (which is equal to the number of liquidation units applicable to each share of Liberty Capital Common Stock on the day immediately prior to the Effective Date);

            (B)  each share of Liberty Starz Common Stock will have a number of liquidation units (including a fraction of one liquidation unit) equal to 0.21347 (which is equal to the number of liquidation units applicable to each share of Liberty Capital Common Stock on the day immediately prior to the Effective Date); and

            (C)  each share of Liberty Interactive Common Stock will have a number of liquidation units (including a fraction of one liquidation unit) equal to 0.22778 (which is equal to the number of liquidation units applicable to each share of Liberty Interactive Common Stock on the day immediately prior to the Effective Date);

  provided, that, if, after the Effective Date, the Corporation, at any time or from time to time, subdivides (by stock split, reclassification or otherwise) or combines (by reverse stock split, reclassification or otherwise) the outstanding shares of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock, or declares and pays a dividend or distribution in shares of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock to holders of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock, as applicable, the per share liquidation units of the Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock, as applicable, will be appropriately adjusted as determined by the Board of Directors, so as to avoid any dilution in the aggregate, relative liquidation rights of the shares of Liberty Capital Common Stock, Liberty Starz Common Stock and Liberty Interactive Common Stock.

          Whenever an adjustment is made to liquidation units under this paragraph (h), the Corporation will promptly thereafter prepare and file a statement of such adjustment with the Secretary of the Corporation. Neither the failure to prepare nor the failure to file any such statement will affect the validity of such adjustment.

        (i)    Determinations by the Board of Directors.    Any determinations made by the Board of Directors under any provision in this Section A.2. will be final and binding on all stockholders of the Corporation, except as may otherwise be required by law. In addition, if different consideration is distributed to different series of Common Stock in a Share Distribution, the determination of the Board of Directors that such Share Distribution was made on an equal per share basis will be final and binding on all stockholders of the Corporation, except as may otherwise be required by law.

        (j)    Certain Definitions.    Unless the context otherwise requires, the terms defined in this paragraph (j) will have, for all purposes of this Certificate, the meanings herein specified:

          "Approval Date" means the date upon which the Corporation has received each of the Capital Group Redemption Stockholder Approval, the Starz Group Redemption Stockholder Approval and/or the Interactive Group Redemption Stockholder Approval, to the extent required pursuant to this Section A.2.

          "Average Market Value" of a share of any series of Common Stock or other Publicly Traded capital stock means the average of the daily Market Values of one share of such series of Common Stock or such other capital stock over the applicable period prescribed in this Certificate.

          "Board of Directors" means (i) the Board of Directors of the Corporation and (ii) any duly authorized committee thereof acting at the direction of the Board of Directors (including, without limitation, the Executive Committee).

          "Capital Group" means, as of any date:

          (i)    the direct and indirect interest of the Corporation as of the Effective Date (x) in all of the businesses in which the Corporation is or has been engaged, directly or indirectly (either itself or through direct or indirect Subsidiaries, affiliates, joint ventures or other investments or any of the predecessors or successors of any of the foregoing), and (y) in the respective assets and liabilities of the Corporation and its Subsidiaries, other than any businesses, assets or liabilities attributable to the Starz Group or the Interactive Group as of the Effective Date;

          (ii)   all assets, liabilities and businesses acquired by the Corporation or any of its Subsidiaries for the account of the Capital Group, or contributed, allocated or transferred to the Capital Group (including the net proceeds of any issuances, sales or incurrences for the account of the Capital Group of shares of Liberty Capital Common Stock, Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Capital Common Stock, or indebtedness or Preferred Stock attributed to the Capital Group), in each case, after the Effective Date and as determined by the Board of Directors;

          (iii)  the proceeds of any Disposition of any of the foregoing;

          (iv)  an Inter-Group Interest in the Starz Group equal to one (1) minus the Starz Group Outstanding Interest Fraction allocable to the Capital Group as of such date; and

          (v)   an Inter-Group Interest in the Interactive Group equal to one (1) minus the Interactive Group Outstanding Interest Fraction allocable to the Capital Group as of such date;

  provided that the Capital Group will not include (A) any assets, liabilities or businesses disposed of after the Effective Date, including, without limitation, by dividend, to holders of Liberty Capital Common Stock or in redemption of shares of Liberty Capital Common Stock, from and after the date of such Disposition or (B) any assets, liabilities or businesses transferred or allocated after the

  Effective Date from the Capital Group to the Starz Group or the Interactive Group (other than through the Capital Group's Inter-Group Interest in the Starz Group or the Interactive Group, if any, pursuant to clause (iv) or (v) above), including, without limitation, any Capital Group Inter-Group Dividend Amount or Capital Group Inter-Group Redemption Amount, from and after the date of such transfer or allocation.

          "Capital Group Allocable Net Proceeds" means, with respect to any Capital Group Disposition, (i) if at the time of such Capital Group Disposition, the Capital Group Outstanding Interest Fraction is one (1), the Capital Group Net Proceeds of such Capital Group Disposition, or (ii) if at the time of such Capital Group Disposition the Capital Group Outstanding Interest Fraction is less than one (1), the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Capital Group Net Proceeds of such Capital Group Disposition, by (y) the Capital Group Outstanding Interest Fraction as of such date.

          "Capital Group Available Dividend Amount," as of any date, means an amount equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Capital Group Outstanding Interest Fraction, by (y) either: (i) the excess of (A) an amount equal to the total assets of the Capital Group less the total liabilities (not including Preferred Stock attributed to the Capital Group) of the Capital Group as of such date over (B) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Liberty Capital Common Stock and each series of Preferred Stock attributed to the Capital Group or (ii) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the Capital Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

          "Capital Group Conversion Date" means any date and time fixed by the Board of Directors for a conversion of shares of Liberty Capital Common Stock pursuant to this Section A.2.

          "Capital Group Conversion Selection Date" means any date and time fixed by the Board of Directors as the date and time upon which shares to be converted of each series of Liberty Capital Common Stock will be selected for conversion pursuant to this Section A.2.

          "Capital Group Disposition" means the Disposition, in one transaction or a series of related transactions, by the Corporation and its Subsidiaries of all or substantially all of the assets of the Capital Group to one or more Persons.

          "Capital Group Net Proceeds" means, as of any date, with respect to any Capital Group Disposition, an amount, if any, equal to the Fair Value of what remains of the gross proceeds of such Disposition to the Corporation after any payment of, or reasonable provision for, (i) any taxes payable by the Corporation or any of its Subsidiaries in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (A), (B) or (E) of paragraph (e)(ii) of this Section A.2. (or that would have been payable but for the utilization of tax benefits attributable to the Starz Group or the Interactive Group), (ii) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (iii) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the Capital Group, including, without limitation, any liabilities for deferred taxes, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations in respect of Preferred Stock attributed to the Capital Group. For purposes of this definition, any assets of the Capital Group remaining after such Disposition will constitute "reasonable provision" for such amount of taxes, costs, liabilities and other obligations (contingent or otherwise) as can be supported by such assets.

          "Capital Group Outstanding Interest Fraction," as of any date, means a fraction the numerator of which is the aggregate number of shares of Liberty Capital Common Stock outstanding on such date and the denominator of which is the amount obtained by adding (i) such aggregate number of shares of Liberty Capital Common Stock outstanding on such date, plus (ii) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest as of such date, provided that such fraction will in no event be greater than one. If the holders of any Convertible Securities that are convertible into or exercisable or exchangeable for shares of Liberty Capital Common Stock are entitled to participate in any dividend (for purposes of paragraphs (c)(i), (d)(i) or (e)(ii) of this Section A.2.) or redemption (for purposes of paragraph (e) of this Section A.2.) with respect to the Liberty Capital Common Stock (other than by means of an antidilution adjustment), such shares so issuable upon conversion, exercise or exchange will be taken into account in calculating the Capital Group Outstanding Interest Fraction and any related calculations under the applicable provisions of this Section A.2. in such manner as the Board of Directors determines to be appropriate.

          "Capital Group Redemption Date" means any date and time fixed by the Board of Directors for a redemption of shares of Liberty Capital Common Stock pursuant to this Section A.2.

          "Capital Group Redemption Selection Date" means the date and time fixed by the Board of Directors on which shares of Liberty Capital Common Stock are to be selected for redemption pursuant to this Section A.2.

          "Capital Group Related Business Transaction" means any Disposition of all or substantially all of the assets of the Capital Group in which the Corporation receives as proceeds of such Disposition primarily equity securities (including, without limitation, capital stock, securities convertible into capital stock or other equity securities, partnership, limited partnership or limited liability company interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets of the Capital Group, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets of the Capital Group, or a third party issuer, if a significant portion of the business or businesses in which such purchaser, acquiror or third party issuer is engaged or proposes to engage consists of one or more businesses similar or complementary to the businesses attributable to the Capital Group prior to such Disposition, as determined in good faith by the Board of Directors.

          "Capital Group Share Distribution Ratio" means, as to any Share Distribution consisting of shares of Capital Group Common Stock, the number of shares (including any fraction of a share), of Capital Group Common Stock issuable to a holder for each outstanding share of the applicable series of Common Stock owned by such holder as of the record date for such Share Distribution (rounded, if necessary, to the nearest five decimal places).

          "Certificate" means this Restated Certificate of Incorporation, as it may be amended from time to time, including any amendments effected pursuant to the filing of any Preferred Stock Designation.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise; provided, however, that for purposes of clause (iii) of the definition of "Exempt Capital Group Disposition", "Exempt Starz Group Disposition" or "Exempt Interactive Group Disposition" set forth in this paragraph (j), the Corporation will, without limitation of the foregoing, in any event be deemed to Control any Person in which the Corporation beneficially owns (after giving effect to the applicable Disposition) (i) voting securities having 25% or more of the total voting power of the voting securities of such Person then outstanding, provided that, immediately after giving effect to such Disposition, no other Person that is not Controlled by the Corporation beneficially owns voting securities of such Person having voting power greater than the voting power of the voting securities beneficially owned by the Corporation or (ii) equity securities representing 50% or more of the common equity interest or economic equity interest in such Person.

          "Convertible Securities" means (x) any securities of the Corporation (other than any series of Common Stock) or any Subsidiary thereof that are convertible into or exercisable or exchangeable for any shares of any series of Common Stock, whether upon conversion, exercise, exchange, pursuant to antidilution provisions of such securities or otherwise, and (y) any securities of any other Person that are convertible into or exercisable or exchangeable for, securities of such Person or any other Person, whether upon conversion, exercise, exchange, pursuant to antidilution provisions of such securities or otherwise.

          "Corporation Earnings (Loss) Attributable to the Capital Group" for any period, means the net earnings or loss of the Capital Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Capital Group for such period as presented in the reconciling schedules to the consolidated financial statements of the Corporation for such period, including income and expenses of the Corporation attributed to the operations of the Capital Group on a substantially consistent basis, including, without limitation, corporate administrative costs, net interest and income taxes.

          "Corporation Earnings (Loss) Attributable to the Interactive Group" for any period, means the net earnings or loss of the Interactive Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Interactive Group for such period as presented in the reconciling schedules to the consolidated financial statements of the Corporation for such period, including income and expenses of the Corporation attributed to the operations of the Interactive Group on a substantially consistent basis, including, without limitation, corporate administrative costs, net interest and income taxes.

          "Corporation Earnings (Loss) Attributable to the Starz Group" for any period, means the net earnings or loss of the Starz Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Starz Group for such period as presented in the reconciling schedules to the consolidated financial statements of the Corporation for such period, including income and expenses of the Corporation attributed to the operations of the Starz Group on a substantially consistent basis, including, without limitation, corporate administrative costs, net interest and income taxes.

          "Determination Date" means the date designated by the Board of Directors for determination of any applicable Optional Conversion Ratio.

          "Disposition" means the sale, transfer, exchange, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of assets. The term "Disposition" does not include the consolidation or merger of the Corporation with or into any other Person or Persons or any other business combination involving the Corporation as a whole.

          "Effective Date" means the date on which this Restated Certificate of Incorporation is filed with the Secretary of State of Delaware.

          "Exempt Capital Group Disposition" means any of the following: (i) the Disposition of all or substantially all of the Corporation's assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation within the meaning of paragraph (h) of this Section A.2., (ii) a dividend, other distribution or redemption in accordance with any provision of paragraph (c), (d) or (e) of this Section A.2., (iii) a Capital

  Group Disposition to any Person that the Corporation, directly or indirectly, after giving effect to the Disposition, Controls, (iv) a Capital Group Disposition in connection with a Capital Group Related Business Transaction, or (v) a Capital Group Disposition as to which the Board of Directors obtains the requisite approval of the holders of Liberty Capital Voting Securities to classify such Capital Group Disposition as an Exempt Capital Group Disposition in accordance with paragraph (a)(iv).

          "Exempt Interactive Group Disposition" means any of the following: (i) the Disposition of all or substantially all of the Corporation's assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation within the meaning of paragraph (h) of this Section A.2., (ii) a dividend, other distribution or redemption in accordance with any provision of paragraph (c), (d) or (g) of this Section A.2., (iii) an Interactive Group Disposition to any Person that the Corporation, directly or indirectly, after giving effect to the Disposition, Controls, (iv) an Interactive Group Disposition in connection with an Interactive Group Related Business Transaction, or (v) an Interactive Group Disposition as to which the Board of Directors obtains the requisite approval of the holders of Liberty Interactive Voting Securities to classify such Interactive Group Disposition as an Exempt Interactive Group Disposition in accordance with paragraph (a)(iv).

          "Exempt Starz Group Disposition" means any of the following: (i) the Disposition of all or substantially all of the Corporation's assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation within the meaning of paragraph (h) of this Section A.2., (ii) a dividend, other distribution or redemption in accordance with any provision of paragraph (c), (d) or (f) of this Section A.2., (iii) a Starz Group Disposition to any Person that the Corporation, directly or indirectly, after giving effect to the Disposition, Controls, (iv) a Starz Group Disposition in connection with a Starz Group Related Business Transaction, or (v) a Starz Group Disposition as to which the Board of Directors obtains the requisite approval of the holders of Liberty Starz Voting Securities to classify such Starz Group Disposition as an Exempt Starz Group Disposition in accordance with paragraph (a)(iv).

          "Fair Value" means, as of any date:

          (i)    in the case of any equity security or debt security that is Publicly Traded, the Market Value thereof, as of such date;

          (ii)   in the case of any equity security or debt security that is not Publicly Traded, the fair value per share of stock or per other unit of such security, on a fully distributed basis, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors, or, if no such investment banking firm is selected, as determined in the good faith judgment of the Board of Directors;

          (iii)  in the case of cash denominated in U.S. dollars, the face amount thereof and in the case of cash denominated in other than U.S. dollars, the face amount thereof converted into U.S. dollars at the rate published in The Wall Street Journal on such date or, if not so published, at such rate as shall be determined in good faith by the Board of Directors based upon such information as the Board of Directors shall in good faith determine to be appropriate; and

          (iv)  in the case of assets or property other than securities or cash, the "Fair Value" thereof shall be determined in good faith by the Board of Directors based upon such information (including, if deemed desirable by the Board of Directors, appraisals, valuation reports or opinions of experts) as the Board of Directors shall in good faith determine to be appropriate.

          "Group" means the Capital Group, the Starz Group or the Interactive Group.

          "Interactive Group" means, as of any date:

          (i)    the direct and indirect interest of the Corporation, as of the Effective Date, in QVC, Inc., Provide Commerce, Inc., Backcountry.com, Inc., BuySeasons, Inc., Bodybuilding.com, LLC, IAC/InterActiveCorp, Expedia, Inc., HSN, Inc., Interval Leisure Group, Inc., Ticketmaster Entertainment, Inc. and Tree.com, Inc. and each of their Subsidiaries (including any successor to QVC, Inc., Provide Commerce, Inc., Backcountry.com, Inc., BuySeasons, Inc., Bodybuilding.com, LLC, IAC/InterActiveCorp, Expedia, Inc., HSN, Inc., Interval Leisure Group, Inc., Ticketmaster Entertainment, Inc., Tree.com, Inc. or any such Subsidiary by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with an Interactive Group Related Business Transaction) and their respective assets, liabilities and businesses;

          (ii)   all other assets, liabilities and businesses of the Corporation or any of its Subsidiaries to the extent attributed to the Interactive Group as of the Effective Date;

          (iii)  all assets, liabilities and businesses acquired by the Corporation or any of its Subsidiaries for the account of the Interactive Group, or contributed, allocated or transferred to the Interactive Group (including the net proceeds of any issuances, sales or incurrences for the account of the Interactive Group of shares of Liberty Interactive Common Stock, Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Interactive Common Stock, or indebtedness or Preferred Stock attributed to the Interactive Group), in each case, after the Effective Date and as determined by the Board of Directors;

          (iv)  the proceeds of any Disposition of any of the foregoing; and

          (v)   an Inter-Group Interest in the Capital Group equal to one (1) minus the Capital Group Outstanding Interest Fraction allocable to the Interactive Group as of such date;

          (vi)  an Inter-Group Interest in the Starz Group equal to one (1) minus the Starz Group Outstanding Interest Fraction allocable to the Interactive Group as of such date;

  provided that the Interactive Group will not include (A) any assets, liabilities or businesses disposed of after the Effective Date, including, without limitation, by dividend, to holders of Liberty Interactive Common Stock or in redemption of shares of Liberty Interactive Common Stock, from and after the date of such Disposition or (B) any assets, liabilities or businesses transferred or allocated after the Effective Date from the Interactive Group to the Capital Group or the Starz Group (other than through the Interactive Group's Inter-Group Interest in the Capital Group or the Starz Group, if any, pursuant to clause (v) or (vi) above), including, without limitation, any Interactive Group Inter-Group Dividend Amount or Interactive Group Inter-Group Redemption Amount, from and after the date of such transfer or allocation.

          "Interactive Group Allocable Net Proceeds" means, with respect to any Interactive Group Disposition, (i) if at the time of such Interactive Group Disposition, the Interactive Group Outstanding Interest Fraction is one (1), the Interactive Group Net Proceeds of such Interactive Group Disposition, or (ii) if at the time of such Interactive Group Disposition the Interactive Group Outstanding Interest Fraction is less than one (1), the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Interactive Group Net Proceeds of such Interactive Group Disposition, by (y) the Interactive Group Outstanding Interest Fraction as of such date.

          "Interactive Group Available Dividend Amount," as of any date, means an amount equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Interactive Group Outstanding Interest Fraction, by (y) either: (i) the excess of (A) an amount equal to the total assets of the Interactive Group less the total liabilities (not including Preferred

  Stock attributed to the Interactive Group) of the Interactive Group as of such date over (B) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Liberty Interactive Common Stock and each series of Preferred Stock attributed to the Interactive Group or (ii) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the Interactive Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

          "Interactive Group Conversion Date" means any date and time fixed by the Board of Directors for a conversion of shares of Liberty Interactive Common Stock pursuant to this Section A.2.

          "Interactive Group Conversion Selection Date" means any date and time fixed by the Board of Directors as the date upon which shares to be converted of each series of Liberty Interactive Common Stock will be selected for conversion pursuant to this Section A.2.

          "Interactive Group Disposition" means the Disposition, in one transaction or a series of related transactions, by the Corporation and its Subsidiaries of all or substantially all of the assets of the Interactive Group to one or more Persons.

          "Interactive Group Net Proceeds" means, as of any date, with respect to any Interactive Group Disposition, an amount, if any, equal to the Fair Value of what remains of the gross proceeds of such Disposition to the Corporation after any payment of, or reasonable provision for, (i) any taxes payable by the Corporation or any of its Subsidiaries in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (A), (B) or (E) of paragraph (g)(ii) of this Section A.2. (or that would have been payable but for the utilization of tax benefits attributable to the Capital Group or the Starz Group), (ii) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (iii) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the Interactive Group, including, without limitation, any liabilities for deferred taxes, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations in respect of Preferred Stock attributed to the Interactive Group. For purposes of this definition, any assets of the Interactive Group remaining after such Disposition will constitute "reasonable provision" for such amount of taxes, costs, liabilities and other obligations (contingent or otherwise) as can be supported by such assets.

          "Interactive Group Outstanding Interest Fraction," as of any date, means a fraction the numerator of which is the aggregate number of shares of Liberty Interactive Common Stock outstanding on such date and the denominator of which is the amount obtained by adding (i) such aggregate number of shares of Liberty Interactive Common Stock outstanding on such date, plus (ii) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest as of such date, provided that such fraction will in no event be greater than one. If the holders of any Convertible Securities that are convertible into or exercisable or exchangeable for shares of Liberty Interactive Common Stock are entitled to participate in any dividend (for purposes of paragraphs (c)(iii), (d)(iii) or (g)(ii) of this Section A.2.) or redemption (for purposes of paragraph (g) of this Section A.2.) with respect to the Liberty Interactive Common Stock (other than by means of an antidilution adjustment), such shares so issuable upon conversion, exercise or exchange will be taken into account in calculating the Interactive Group Outstanding Interest Fraction and any related calculations under the applicable provisions of this Section A.2. in such manner as the Board of Directors determines to be appropriate.

          "Interactive Group Redemption Date" means any date and time fixed by the Board of Directors for a redemption of shares of Liberty Interactive Common Stock pursuant to this Section A.2.

          "Interactive Group Redemption Selection Date" means the date and time fixed by the Board of Directors on which shares of Liberty Interactive Common Stock are to be selected for redemption pursuant to this Section A.2.

          "Interactive Group Related Business Transaction" means any Disposition of all or substantially all of the assets of the Interactive Group in which the Corporation receives as proceeds of such Disposition primarily capital stock or other equity securities (including, without limitation, capital stock, securities convertible into equity securities, partnership, limited partnership or limited liability company interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets of the Interactive Group, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets of the Interactive Group, or a third party issuer, if a significant portion of the business or businesses in which such purchaser, acquiror or third party issuer is engaged or proposes to engage consists of one or more businesses similar or complementary to the businesses attributable to the Interactive Group prior to such Disposition, as determined in good faith by the Board of Directors.

          "Interactive Group Share Distribution Ratio" means, as to any Share Distribution consisting of shares of Interactive Group Common Stock, the number of shares (including any fraction of a share) of Interactive Group Common Stock issuable to a holder for each outstanding share of the applicable series of Common Stock owned by such holder as of the record date for such Share Distribution (rounded, if necessary, to the nearest five decimal places).

          "Inter-Group Interest" means, as of any date and with respect to any Group, the proportionate undivided interest, if any, that such Group may be deemed to hold as of such date in the assets, liabilities and businesses of either of the other Groups in accordance with this Certificate. An Inter-Group Interest in the Capital Group held by (x) the Starz Group is expressed in terms of the Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest and (y) the Interactive Group is expressed in terms of the Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest. An Inter-Group Interest in the Starz Group held by (x) the Capital Group is expressed in terms of the Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest and (y) the Interactive Group is expressed in terms of the Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest. An Inter-Group Interest in the Interactive Group held by (x) the Capital Group is expressed in terms of the Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest and (y) the Starz Group is expressed in terms of the Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest.

          "Liberty Capital Reference Share" means one share of Series A Liberty Capital Common Stock, unless (i) on any single Trading Day as of which a valuation determination is being made or on the first Trading Day of any Trading Day period with respect to which a valuation determination is being made, in each case, under this Section A.2., the number of shares outstanding of any other Publicly Traded series of Liberty Capital Common Stock exceeds the number of shares outstanding of the Series A Liberty Capital Common Stock, and (ii) the Board of Directors determines to base such valuation determination on such other Publicly Traded series of Liberty Capital Common Stock in lieu of basing it on one share of Series A Liberty Capital Common Stock, in which case the term "Liberty Capital Reference Share" will mean one share of such other Publicly Traded series of Liberty Capital Common Stock.

          "Liberty Capital Voting Securities" means the Series A Liberty Capital Common Stock, the Series B Liberty Capital Common Stock and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a Liberty Capital Voting Security, provided, that each such series of Preferred Stock will be entitled to vote together with the other Liberty Capital Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation.

          "Liberty Interactive Reference Share" means one share of Series A Liberty Interactive Common Stock, unless (i) on any single Trading Day as of which a valuation determination is being made or on the first Trading Day of any Trading Day period with respect to which a valuation determination is being made, in each case, under this Section A.2., the number of shares outstanding of any other Publicly Traded series of Liberty Interactive Common Stock exceeds the number of shares outstanding of the Series A Liberty Interactive Common Stock, and (ii) the Board of Directors determines to base such valuation determination on such other Publicly Traded series of Liberty Interactive Common Stock in lieu of basing it on one share of Series A Interactive Capital Common Stock, in which case the term "Liberty Interactive Reference Share" will mean one share of such other Publicly Traded series of Liberty Interactive Common Stock.

          "Liberty Interactive Voting Securities" means the Series A Liberty Interactive Common Stock, the Series B Liberty Interactive Common Stock and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a Liberty Interactive Voting Security, provided, that each such series of Preferred Stock will be entitled to vote together with the other Liberty Interactive Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation.

          "Liberty Starz Reference Share" means one share of Series A Liberty Starz Common Stock, unless (i) on any single Trading Day as of which a valuation determination is being made or on the first Trading Day of any Trading Day period with respect to which a valuation determination is being made, in each case, under this Section A.2., the number of shares outstanding of any other Publicly Traded series of Liberty Starz Common Stock exceeds the number of shares outstanding of the Series A Liberty Starz Common Stock, and (ii) the Board of Directors determines to base such valuation determination on such other Publicly Traded series of Liberty Starz Common Stock in lieu of basing it on one share of Series A Liberty Starz Common Stock, in which case the term "Liberty Starz Reference Share" will mean one share of such other Publicly Traded series of Liberty Starz Common Stock.

          "Liberty Starz Voting Securities" means the Series A Liberty Starz Common Stock, the Series B Liberty Starz Common Stock and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a Liberty Starz Voting Security, provided, that each such series of Preferred Stock will be entitled to vote together with the other Liberty Starz Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation.

          "Market Value" of a share of any Publicly Traded stock on any Trading Day means the average of the high and low reported sales prices regular way of a share of such stock on such Trading Day or in case no such reported sale takes place on such Trading Day the average of the reported closing bid and asked prices regular way of a share of such stock on such Trading Day, in either case on the New York Stock Exchange, or if the shares of such stock are not listed on the New York Stock Exchange on such Trading Day, on any tier of the Nasdaq Stock Market, or if the shares of such stock are not listed on any tier of the Nasdaq Stock Market on such Trading Day, the average of the closing bid and asked prices of a share of such stock in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation, or if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the market value of a share of such stock as determined by the Board of Directors, provided that, for purposes of determining the Average Market Value for any period, (i) the "Market Value" of a share of stock on any day during such period prior to the "ex" date or any similar date for any dividend paid or to be paid with respect to such stock will be reduced by the fair market value of the per share amount of such dividend as determined by the Board of Directors and (ii) the "Market Value" of a share of stock on any day during such period prior to (A) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such stock or (B) the "ex" date or any similar date for any dividend with respect to any such stock in shares of such stock will be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.

          "Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest" will initially be zero, and will from time to time thereafter be (without duplication):

          (i)    adjusted, if before such adjustment such number is greater than zero, as determined by the Board of Directors to be appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Liberty Capital Common Stock and dividends of shares of Liberty Capital Common Stock to holders of Liberty Capital Common Stock (and, to the extent the Capital Group Outstanding Interest Fraction is less than one (1) as of the record date for such dividend, the applicable treatment of such dividend, as determined by the Board of Directors, with respect to the Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest and the Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest) and other reclassifications of Liberty Capital Common Stock;

          (ii)   decreased (but not below zero), if before such adjustment such number is greater than zero, by action of the Board of Directors (without duplication): (A) by a number equal to the aggregate number of shares of Liberty Capital Common Stock issued or sold by the Corporation, the proceeds of which are attributed to the Starz Group or the Interactive Group; (B) by a number equal to the aggregate number of shares of Liberty Capital Common Stock issued or delivered upon conversion, exercise or exchange of any Convertible Securities that the Board of Directors has determined are attributable to the Starz Group or the Interactive Group; (C) in accordance with the applicable provisions of paragraph (c) of this Section A.2.; (D) in the event the Board of Directors makes a Capital Group Inter-Group Redemption Election, by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest, as of the Capital Group Redemption Selection Date, by (y) the percentage of the Fair Value of the Capital Group that is represented by the Fair Value of the Corporation's equity interest in the applicable Distributed Capital Group Subsidiary which is attributable to the Capital Group, as determined by the Board of Directors under paragraph (e)(i) for purposes of such redemption; (E) in the event the Board of Directors makes a Capital Group Inter-Group Partial Redemption Election, by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Capital Group Inter-Group Redemption Amount by the amount (rounded, if necessary, to the nearest whole number) obtained by dividing the aggregate number of shares of Liberty Capital Common Stock redeemed pursuant to paragraph (e)(ii)(B)(II) or (e)(ii)(E), as applicable, of this Section A.2., by the applicable Capital Group Redemption Amount; and (F) by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (x) the aggregate Fair Value, as of a date within 90 days of the determination to be made pursuant to this clause (F), of assets attributed to the Capital Group that are transferred or allocated from the Capital Group to the Starz Group or the Interactive Group in consideration of a reduction in the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest allocable to that Group, by (y) the Fair Value of the Liberty Capital Reference Share as of the date of such transfer or allocation;

          (iii)  increased, by action of the Board of Directors, (A) by a number equal to the aggregate number of shares of Liberty Capital Common Stock that are retired, redeemed or otherwise cease to be outstanding (x) following their purchase or redemption with funds or other assets attributed to the Starz Group or the Interactive Group, (y) following their retirement or redemption for no consideration if immediately prior thereto, they were owned of record by an asset or business attributed to the Starz Group or the Interactive Group, or (z) following their conversion into shares of Liberty Starz Common Stock or Liberty Interactive Common Stock, as applicable, pursuant to clause (C), (D) or (E) of paragraph (e)(ii) of this Section A.2.; (B) in accordance with the applicable provisions of paragraph (c) of this Section A.2.; and (C) by a number equal to, as applicable, the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (I) the Fair Value, as of a date within 90 days of the determination to be made pursuant to this clause (C), of assets theretofore attributed to the Starz Group or the Interactive Group that are contributed to the Capital Group in consideration of an increase in the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest allocable to that Group, by (II) the Fair Value of the Liberty Capital Reference Share as of the date of such contribution; and

          (iv)  increased or decreased under such other circumstances as the Board of Directors determines to be appropriate or required by the other terms of this Section A.2. to reflect the economic substance of any other event or circumstance, provided that in each case, the adjustment will be made in a manner that is fair and equitable to holders of all series of Common Stock and intended to reflect the relative economic interest of the Starz Group or the Interactive Group in the Capital Group.

          In accordance with the foregoing, the Board of Directors will determine upon each change in the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest, the amount, if any, of such change which is to be allocated to the Starz Group and the amount, if any, of such change which is to be allocated to the Interactive Group. The aggregate Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest which are allocated at the applicable date of determination by the Board of Directors in accordance with the provisions of this Section A.2. to (A) the Starz Group is referred to herein as the "Number of Shares Issuable to the Starz Group with Respect to the Capital Group Inter-Group Interest" and (B) the Interactive Group is referred to herein as the "Number of Shares Issuable to the Interactive Group with Respect to the Capital Group Inter-Group Interest".

          Whenever a change in the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest occurs, the Corporation will promptly thereafter prepare and file a statement of such change, and the applicable amounts to be allocated to the Starz Group and the Interactive Group, with the Secretary of the Corporation. Neither the failure to prepare nor the failure to file any such statement will affect the validity of such change.

          "Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest" will initially be zero, and will from time to time thereafter be (without duplication):

          (i)    adjusted, if before such adjustment such number is greater than zero, as determined by the Board of Directors to be appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Liberty Interactive Common Stock and dividends of shares of Liberty Interactive Common Stock to holders of Liberty Interactive Common Stock (and, to the extent the Interactive Group Outstanding Interest Fraction is less than one (1) as of the record date for such dividend, the applicable treatment of such dividend, as determined by the Board of Directors, with respect to the Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest and the Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest) and other reclassifications of Liberty Interactive Common Stock;

          (ii)   decreased (but not below zero), if before such adjustment such number is greater than zero, by action of the Board of Directors (without duplication): (A) by a number equal to the aggregate number of shares of Liberty Interactive Common Stock issued or sold by the Corporation, the proceeds of which are attributed to the Capital Group or the Starz Group; (B) by a number equal to the aggregate number of shares of Liberty Interactive Common Stock issued or delivered upon conversion, exercise or exchange of any Convertible Securities that the Board of Directors has determined are attributable to the Capital Group or the Starz Group; (C) in accordance with the applicable provisions of paragraph (c) of this Section A.2.; (D) in the event the Board of Directors makes an Interactive Group Inter-Group Redemption Election, by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest, as of the Interactive Group Redemption Selection Date, by (y) the percentage of the Fair Value of the Interactive Group that is represented by the Fair Value of the Corporation's equity interest in the applicable Distributed Interactive Group Subsidiary which is attributable to the Interactive Group, as determined by the Board of Directors under paragraph (g)(i) for purposes of such redemption; (E) in the event the Board of Directors makes an Interactive Group Inter-Group Partial Redemption Election, by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Interactive Group Inter-Group Redemption Amount by the amount (rounded, if necessary, to the nearest whole number) obtained by dividing the aggregate number of shares of Liberty Interactive Common Stock redeemed pursuant to paragraph (g)(ii)(B)(II) or (g)(ii)(E), as applicable, of this Section A.2., by the applicable Interactive Group Redemption Amount; and (F) by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (x) the aggregate Fair Value, as of date within 90 days of the determination to be made pursuant to this clause (F), of assets attributed to the Interactive Group that are transferred or allocated from the Interactive Group to the Capital Group or the Starz Group in consideration of a reduction in the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest allocable to that Group, by (y) the Fair Value of the Liberty Interactive Reference Share as of the date of such transfer or allocation;

          (iii)  increased, by action of the Board of Directors, (A) by a number equal to the aggregate number of shares of Liberty Interactive Common Stock that are retired, redeemed or otherwise cease to be outstanding (x) following their purchase or redemption with funds or other assets attributed to the Capital Group or the Starz Group, (y) following their retirement or redemption for no consideration if immediately prior thereto, they were owned of record by an asset or business attributed to the Capital Group or the Starz Group, or (z) following their conversion into shares of Liberty Capital Common Stock or Liberty Starz Common Stock, as applicable, pursuant to clause (C), (D) or (E) of paragraph (g)(ii) of this Section A.2.; (B) in accordance with the applicable provisions of paragraph (c) of this Section A.2.; and (C) by a number equal to, as applicable, the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (I) the Fair Value, as of a date within 90 days of the determination to be made pursuant to this clause (C), of assets theretofore attributed to the Capital Group or the Starz Group that are contributed to the Interactive Group in consideration of an increase in the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest allocable to that Group, by (II) the Fair Value of the Liberty Interactive Reference Share as of the date of such contribution; and

          (iv)  increased or decreased under such other circumstances as the Board of Directors determines to be appropriate or required by the other terms of this Section A.2. to reflect the economic substance of any other event or circumstance, provided that in each case, the adjustment will be made in a manner that is fair and equitable to holders of all series of Common Stock and intended to reflect the relative economic interest of the Capital Group or the Starz Group in the Interactive Group.

          In accordance with the foregoing, the Board of Directors will determine upon each change in the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest, the amount, if any, of such change which is to be allocated to the Capital Group and the amount, if any, of such change which is to be allocated to the Starz Group. The aggregate Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest which are allocated at any applicable date of determination by the Board of Directors in accordance with the provisions of this Section A.2. to (A) the Capital Group is referred to herein as the "Number of Shares Issuable to the Capital Group with Respect to the Interactive Group Inter-Group Interest" and (B) the Starz Group is referred to herein as the "Number of Shares Issuable to the Starz Group with Respect to the Interactive Group Inter-Group Interest".

          Whenever a change in the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest occurs, the Corporation will promptly thereafter prepare and file a statement of such change and the applicable amounts to be allocated to the Capital Group and the Starz Group, with the Secretary of the Corporation. Neither the failure to prepare nor the failure to file any such statement will affect the validity of such change.

          "Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest" will initially be zero, and will from time to time thereafter be (without duplication):

          (i)    adjusted, if before such adjustment such number is greater than zero, as determined by the Board of Directors to be appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Liberty Starz Common Stock and dividends of shares of Liberty Starz Common Stock to holders of Liberty Starz Common Stock (and, to the extent the Starz Group Outstanding Interest Fraction is less than one (1) as of the record date for such dividend, the applicable treatment of such dividend, as determined by the Board of Directors, with respect to the Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest and the Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest) and other reclassifications of Liberty Starz Common Stock;

          (ii)   decreased (but not below zero), if before such adjustment such number is greater than zero, by action of the Board of Directors (without duplication): (A) by a number equal to the aggregate number of shares of Liberty Starz Common Stock issued or sold by the Corporation, the proceeds of which are attributed to the Capital Group or the Interactive Group; (B) by a number equal to the aggregate number of shares of Liberty Starz Common Stock issued or delivered upon conversion, exercise or exchange of any Convertible Securities that the Board of Directors has determined are attributable to the Capital Group or the Interactive Group; (C) in accordance with the applicable provisions of paragraph (c) of this Section A.2.; (D) in the event the Board of Directors makes a Starz Group Inter-Group Redemption Election, by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest, as of the Starz Group Redemption Selection Date, by (y) the percentage of the Fair Value of the Starz Group that is represented by the Fair Value of the Corporation's equity interest in the applicable Distributed Starz Group Subsidiary which is attributable to the Starz Group, as determined by the Board of Directors under paragraph (f)(i) for purposes of such redemption; (E) in the event the Board of Directors makes a Starz Group Inter-Group Partial Redemption Election, by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Starz Group Inter-Group Redemption Amount by the amount (rounded, if necessary, to the nearest whole number) obtained by dividing the aggregate number of shares of Liberty Starz Common Stock redeemed pursuant to paragraph (f)(ii)(B)(II) or (f)(ii)(E), as applicable, of this Section A.2., by the applicable Starz Group Redemption Amount; and (F) by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (x) the aggregate Fair Value, as of a date within 90 days of the determination to be made pursuant to this clause (F), of assets attributed to the Starz Group that are transferred or allocated from the Starz Group to the Capital Group or Interactive Group in consideration of a reduction in the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest allocable to that Group, by (y) the Fair Value of the Liberty Starz Reference Share as of the date of such transfer or allocation;

          (iii)  increased, by action of the Board of Directors, (A) by a number equal to the aggregate number of shares of Liberty Starz Common Stock that are retired, redeemed or otherwise cease to be outstanding (x) following their purchase or redemption with funds or other assets attributed to the Capital Group or Interactive Group, (y) following their retirement or redemption for no consideration if immediately prior thereto, they were owned of record by an asset or business attributed to the Capital Group or Interactive Group, or (z) following their conversion into shares of Liberty Capital Common Stock or Liberty Interactive Common Stock, as applicable, pursuant to clause (C), (D) or (E) of paragraph (f)(ii) of this Section A.2.; (B) in accordance with the applicable provisions of paragraph (c) of this Section A.2.; and (C) by a number equal to, as applicable, the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (I) the Fair Value, as of a date within 90 days of the determination to be made pursuant to this clause (C), of assets theretofore attributed to the Capital Group or Interactive Group that are contributed to the Starz Group in consideration of an increase in the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest allocable to that Group, by (II) the Fair Value of the Liberty Starz Reference Share as of the date of such contribution; and

          (iv)  increased or decreased under such other circumstances as the Board of Directors determines to be appropriate or required by the other terms of this Section A.2. to reflect the economic substance of any other event or circumstance, provided that in each case, the adjustment will be made in a manner that is fair and equitable to holders of all series of Common Stock and intended to reflect the relative economic interest of the Capital Group and the Interactive Group in the Starz Group.

          In accordance with the foregoing, the Board of Directors will determine upon each change in the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest, the amount, if any, of such change which is to be allocated to the Capital Group and the amount, if any, of such change which is to be allocated to the Interactive Group. The aggregate Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest which are allocated at the applicable date of determination by the Board of Directors in accordance with the provisions of this Section A.2. to (A) the Capital Group is referred to herein as the "Number of Shares Issuable to the Capital Group with Respect to the Starz Group Inter-Group Interest" and (B) the Interactive Group is referred to herein as the "Number of Shares Issuable to the Interactive Group with Respect to the Starz Group Inter-Group Interest".

          Whenever a change in the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest occurs, the Corporation will promptly thereafter prepare and file a statement of such change and the applicable amounts to be allocated to the Capital Group and the Interactive Group with the Secretary of the Corporation. Neither the failure to prepare nor the failure to file any such statement will affect the validity of such change.

          "Optional Conversion Ratio" means the applicable of the Interactive/Capital Group Optional Conversion Ratio, the Interactive/Starz Group Optional Conversion Ratio, the Starz/Capital Group Optional Conversion Ratio, the Starz/ Interactive Group Optional Conversion Ratio, the Capital/Interactive Group Optional Conversion Ratio and the Capital/Starz Group Optional Conversion Ratio.

          "outstanding", when used with respect to the shares of any series of Common Stock, will include, without limitation, the shares of such series, if any, held by any Subsidiary of the Corporation, except as otherwise provided by applicable law with respect to the exercise of voting rights. No shares of any series of Common Stock (or Convertible Securities that are convertible into or exercisable or exchangeable for Common Stock) held by the Corporation in its treasury will be deemed outstanding, nor will any shares be deemed outstanding which are attributable to the Number of Shares Issuable with Respect to the Capital Group Inter-Group Interest, the Number of Shares Issuable with Respect to the Starz Group Inter-Group Interest or the Number of Shares Issuable with Respect to the Interactive Group Inter-Group Interest.

          "Person" means a natural person, corporation, limited liability company, partnership, joint venture, trust, unincorporated association or other legal entity.

          "Publicly Traded" means, with respect to shares of capital stock or other securities, that such shares or other securities are traded on a U.S. securities exchange or quoted on the over-the-counter market.

          "Share Distribution" means a dividend payable in shares of any class or series of capital stock, Convertible Securities or other equity securities of the Corporation or any other Person.

          "Starz Group" means, as of any date:

          (i)    the direct and indirect interest of the Corporation, as of the Effective Date, in Starz Entertainment, LLC, WildBlue Communications, Inc. and each of their Subsidiaries (including any successor to Starz Entertainment, LLC, WildBlue Communications, Inc. or any such Subsidiary by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Starz Group Related Business Transaction) and their respective assets, liabilities and businesses;

          (ii)   all other assets, liabilities and businesses of the Corporation or any of its Subsidiaries to the extent attributed to the Starz Group as of the Effective Date;

          (iii)  all assets, liabilities and businesses acquired by the Corporation or any of its Subsidiaries for the account of the Starz Group, or contributed, allocated or transferred to the Starz Group (including the net proceeds of any issuances, sales or incurrences for the account of the Starz Group of shares of Liberty Starz Common Stock, Convertible Securities convertible into or exercisable or exchangeable for shares of Liberty Starz Common Stock, or indebtedness or Preferred Stock attributed to the Starz Group), in each case, after the Effective Date and as determined by the Board of Directors;

          (iv)  the proceeds of any Disposition of any of the foregoing;

          (v)   an Inter-Group Interest in the Capital Group equal to one (1) minus the Capital Group Outstanding Interest Fraction allocable to the Starz Group as of such date; and

          (vi)  an Inter-Group Interest in the Interactive Group equal to one (1) minus the Interactive Group Outstanding Interest Fraction allocable to the Starz Group as of such date;

  provided that the Starz Group will not include (A) any assets, liabilities or businesses disposed of after the Effective Date, including, without limitation, by dividend, to holders of Liberty Starz Common Stock or in redemption of shares of Liberty Starz Common Stock, from and after the date of such Disposition or (B) any assets, liabilities or businesses transferred or allocated after the Effective Date from the Starz Group to the Capital Group or the Interactive Group (other than through the Starz Group's Inter-Group Interest in the Capital Group or the Interactive Group, if any, pursuant to clause (v) or (vi) above), including, without limitation, any Starz Group Inter-

  Group Dividend Amount or Starz Group Inter-Group Redemption Amount, from and after the date of such transfer or allocation.

          "Starz Group Allocable Net Proceeds" means, with respect to any Starz Group Disposition, (i) if at the time of such Starz Group Disposition, the Starz Group Outstanding Interest Fraction is one (1), the Starz Group Net Proceeds of such Starz Group Disposition, or (ii) if at the time of such Starz Group Disposition the Starz Group Outstanding Interest Fraction is less than one (1), the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Starz Group Net Proceeds of such Starz Group Disposition, by (y) the Starz Group Outstanding Interest Fraction as of such date.

          "Starz Group Available Dividend Amount," as of any date, means an amount equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Starz Group Outstanding Interest Fraction, by (y) either: (i) the excess of (A) an amount equal to the total assets of the Starz Group less the total liabilities (not including Preferred Stock attributed to the Starz Group) of the Starz Group as of such date over (B) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Liberty Starz Common Stock and each series of Preferred Stock attributed to the Starz Group or (ii) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the Starz Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

          "Starz Group Conversion Date" means any date and time fixed by the Board of Directors for a conversion of shares of Liberty Starz Common Stock pursuant to this Section A.2.

          "Starz Group Conversion Selection Date" means any date and time fixed by the Board of Directors as the date and time upon which shares to be converted of each series of Liberty Starz Common Stock will be selected for conversion pursuant to this Section A.2.

          "Starz Group Disposition" means the Disposition, in one transaction or a series of related transactions, by the Corporation and its Subsidiaries of all or substantially all of the assets of the Starz Group to one or more Persons.

          "Starz Group Net Proceeds" means, as of any date, with respect to any Starz Group Disposition, an amount, if any, equal to the Fair Value of what remains of the gross proceeds of such Disposition to the Corporation after any payment of, or reasonable provision for, (i) any taxes payable by the Corporation or any of its Subsidiaries in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (A), (B) or (E) of paragraph (f)(ii) of this Section A.2. (or that would have been payable but for the utilization of tax benefits attributable to the Capital Group or the Interactive Group), (ii) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (iii) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the Starz Group, including, without limitation, any liabilities for deferred taxes, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations in respect of Preferred Stock attributed to the Starz Group. For purposes of this definition, any assets of the Starz Group remaining after such Disposition will constitute "reasonable provision" for such amount of taxes, costs, liabilities and other obligations (contingent or otherwise) as can be supported by such assets.

          "Starz Group Outstanding Interest Fraction," as of any date, means a fraction the numerator of which is the aggregate number of shares of Liberty Starz Common Stock outstanding on such date and the denominator of which is the amount obtained by adding (i) such aggregate number of shares of Liberty Starz Common Stock outstanding on such date, plus (ii) the Number of Shares

  Issuable with Respect to the Starz Group Inter-Group Interest as of such date, provided that such fraction will in no event be greater than one. If the holders of any Convertible Securities that are convertible into or exercisable or exchangeable for shares of Liberty Starz Common Stock are entitled to participate in any dividend (for purposes of paragraphs (c)(ii), (d)(ii) or (f)(ii) of this Section A.2.) or redemption (for purposes of paragraph (f) of this Section A.2.) with respect to the Liberty Starz Common Stock (other than by means of an antidilution adjustment), such shares so issuable upon conversion, exercise or exchange will be taken into account in calculating the Starz Group Outstanding Interest Fraction and any related calculations under the applicable provisions of this Section A.2. in such manner as the Board of Directors determines to be appropriate.

          "Starz Group Redemption Date" means any date and time fixed by the Board of Directors for a redemption of shares of Liberty Starz Common Stock pursuant to this Section A.2.

          "Starz Group Redemption Selection Date" means the date and time fixed by the Board of Directors on which shares of Liberty Starz Common Stock are to be selected for redemption pursuant to this Section A.2.

          "Starz Group Related Business Transaction" means any Disposition of all or substantially all of the assets of the Starz Group in which the Corporation receives as proceeds of such Disposition primarily equity securities (including, without limitation, capital stock, securities convertible into capital stock or other equity securities, partnership, limited partnership or limited liability company interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets of the Starz Group, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets of the Starz Group, or a third party issuer, if a significant portion of the business or businesses in which such purchaser, acquiror or third party issuer is engaged or proposes to engage consists of one or more businesses similar or complementary to the businesses attributable to the Starz Group prior to such Disposition, as determined in good faith by the Board of Directors.

          "Starz Group Share Distribution Ratio" means, as to any Share Distribution consisting of shares of Starz Group Common Stock, the number of shares (including any fraction of a share) of Starz Group Common Stock issuable to a holder for each outstanding share of the applicable series of Common Stock owned by such holder as of the record date for such Share Distribution (rounded, if necessary, to the nearest five decimal places).

          "Subsidiary," when used with respect to any Person, means (i)(A) a corporation of which a majority in voting power of its share capital or capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by a Subsidiary of such Person, or by such Person and one or more Subsidiaries of such Person, whether or not such power is subject to a voting agreement or similar encumbrance, (B) a partnership or limited liability company in which such Person or a Subsidiary of such Person is, at the date of determination, (1) in the case of a partnership, a general partner of such partnership with the power affirmatively to direct the policies and management of such partnership or (2) in the case of a limited liability company, the managing member or, in the absence of a managing member, a member with the power affirmatively to direct the policies and management of such limited liability company, or (C) any other Person (other than a corporation) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (1) the power to elect or direct the election of a majority of the members of the governing body of such Person, whether or not such power is subject to a voting agreement or similar Encumbrance, or (2) in the absence of such a governing body, at least a majority ownership interest or (ii) any other Person of which an aggregate of more than 50% of the equity interests are, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

          "Trading Day" means each day on which the relevant share or security is traded on the New York Stock Exchange or the Nasdaq Stock Market or quoted on the over-the-counter market.

          "Voting Securities" means the Liberty Capital Voting Securities, the Liberty Starz Voting Securities, the Liberty Interactive Voting Securities and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a Voting Security, provided that each such series of Preferred Stock will be entitled to vote together with the other Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation.

          The following terms have the meanings ascribed thereto in the sections set forth opposite such terms:

Additional Defined Terms	Section
Capital Group Distribution Subsidiary Securities	Article IV, Section A.2(e)(i)
Capital Group's Fractional Interest in the Interactive Group	Article IV, Section A.2(c)(iii)(A)
Capital Group's Fractional Interest in the Starz Group	Article IV, Section A.2(c)(ii)(A)
Capital Group Inter-Group Dividend	Article IV, Section A.2(c)(i)(A)
Capital Group Inter-Group Dividend Amount	Article IV, Section A.2(c)(i)(A)
Capital Group Inter-Group Interest Subsidiary Securities	Article IV, Section A.2(e)(i)
Capital Group Inter-Group Partial Redemption Election	Article IV, Section A.2(e)(ii)(E)(4)
Capital Group Inter-Group Redemption Amount	Article IV, Section A.2(e)(ii)(E)(4)
Capital Group Inter-Group Redemption Election	Article IV, Section A.2(e)(i)
Capital/Interactive Group Optional Conversion Ratio	Article IV, Section A.2(b)(vi)(B)
Capital Group Redemption Amount	Article IV, Section A.2(e)(ii)(B)(II)
Capital Group Redemption Shares	Article IV, Section A.2(e)(i)
Capital Group Redemption Stockholder Approval	Article IV, Section A.2(a)(v)(A)
Capital/Starz Group Optional Conversion Ratio	Article IV, Section A.2(b)(vii)(B)
Common Stock	Article IV(a)
Corporation	Article I
DGCL	Article III
Distributable Capital Group Subsidiary Securities	Article IV, Section A.2(e)(i)
Distributed Capital Group Subsidiary	Article IV, Section A.2(e)(i)
Distributable Interactive Group Subsidiary Securities	Article IV, Section A.2(g)(i)
Distributed Interactive Group Subsidiary	Article IV, Section A.2(g)(i)
Distributed Starz Group Subsidiary	Article IV, Section A.2(f)(i)
Distributable Starz Group Subsidiary Securities	Article IV, Section A.2(f)(i)
Interactive Group Distribution Subsidiary Securities	Article IV, Section A.2(g)(i)

Additional Defined Terms	Section
Interactive Group's Fractional Interest in the Capital Group	Article IV, Section A.2(c)(i)(A)
Interactive Group's Fractional Interest in the Starz Group	Article IV, Section A.2(c)(ii)(A)
Interactive Group Inter-Group Dividend	Article IV, Section A.2(c)(iii)(A)
Interactive Group Inter-Group Dividend Amount	Article IV, Section A.2(c)(iii)(A)
Interactive Group Inter-Group Interest Subsidiary Securities	Article IV, Section A.2(g)(i)
Interactive Group Inter-Group Partial Redemption Election	Article IV, Section A.2(g)(ii)(E)(4)
Interactive Group Inter-Group Redemption Amount	Article IV, Section A.2(g)(ii)(E)(4)
Interactive Group Inter-Group Redemption Election	Article IV, Section A.2(g)(i)
Interactive/Capital Group Optional Conversion Ratio	Article IV, Section A.2(b)(ii)(B)
Interactive/Starz Group Optional Conversion Ratio	Article IV, Section A.2(b)(iii)(B)
Interactive Group Redemption Amount	Article IV, Section A.2(g)(ii)(B)(II)
Interactive Group Redemption Shares	Article IV, Section A.2(g)(i)
Interactive Group Redemption Stockholder Approval	Article IV, Section A.2(a)(v)(C)
Liberty Capital Common Stock	Article IV, Section A.1
Liberty Interactive Common Stock	Article IV, Section A.1
Liberty Starz Common Stock	Article IV, Section A.1
Liquidation Unit Determination Period	Article IV, Section A.2(h)(ii)(A)
Preferred Stock	Article IV(b)
Preferred Stock Designation	Article IV, Section B
proceeding	Article V, Section E.2(a)
Series A Liberty Capital Common Stock	Article IV, Section A.1
Series A Liberty Interactive Common Stock	Article IV, Section A.1
Series A Liberty Starz Common Stock	Article IV, Section A.1
Series B Liberty Capital Common Stock	Article IV, Section A.1
Series B Liberty Interactive Common Stock	Article IV, Section A.1
Series B Liberty Starz Common Stock	Article IV, Section A.1
Series C Liberty Capital Common Stock	Article IV, Section A.1
Series C Liberty Interactive Common Stock	Article IV, Section A.1
Series C Liberty Starz Common Stock	Article IV, Section A.1
Starz Group Distribution Subsidiary Securities	Article IV, Section A.2(f)(i)
Starz Group's Fractional Interest in the Capital Group	Article IV, Section A.2(c)(i)(A)

Additional Defined Terms	Section
Starz Group's Fractional Interest in the Interactive Group	Article IV, Section A.2(c)(iii)(A)
Starz Group Inter-Group Dividend	Article IV, Section A.2(c)(ii)(A)
Starz Group Inter-Group Dividend Amount	Article IV, Section A.2(c)(ii)(A)
Starz Group Inter-Group Redemption Election	Article IV, Section A.2(f)(i)
Starz Group Inter-Group Interest Subsidiary Securities	Article IV, Section A.2(f)(i)
Starz/Capital Group Optional Conversion Ratio	Article IV, Section A.2(b)(iv)(B)
Starz/Interactive Group Optional Conversion Ratio	Article IV, Section A.2(b)(v)(B)
Starz Group Inter-Group Partial Redemption Election	Article IV, Section A.2(f)(ii)(E)(4)
Starz Group Inter-Group Redemption Amount	Article IV, Section A.2(f)(ii)(E)(4)
Starz Group Redemption Amount	Article IV, Section A.2(f)(ii)(B)(II)
Starz Group Redemption Shares	Article IV, Section A.2(f)(i)
Starz Group Redemption Stockholder Approval	Article IV, Section A.2(a)(v)(B)

        (k)    Reclassification.    The Corporation will not reclassify, subdivide or combine one series of Liberty Capital Common Stock without reclassifying, subdividing or combining each other series of Liberty Capital Common Stock on an equal per share basis. The Corporation will not reclassify, subdivide or combine one series of Liberty Starz Common Stock without reclassifying, subdividing or combining each other series of Liberty Starz Common Stock on an equal per share basis. The Corporation will not reclassify, subdivide or combine one series of Liberty Interactive Common Stock without reclassifying, subdividing or combining each other series of Liberty Interactive Common Stock on an equal per share basis.

        (l)    Transfer Taxes.    The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates representing any shares of capital stock and/or other securities on conversion or redemption of shares of Common Stock pursuant to this Section A.2. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates representing any shares of capital stock in a name other than that in which the shares of Common Stock so converted or redeemed were registered and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax, or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

SECTION B

PREFERRED STOCK

        The Preferred Stock may be divided and issued in one or more series from time to time, with such powers, designations, preferences and relative, participating, optional or other rights and qualifications, limitations or restrictions thereof, as will be stated and expressed in a resolution or resolutions providing for the issue of each such series adopted by the Board of Directors (a "Preferred Stock Designation"). The Board of Directors, in the Preferred Stock Designation with respect to a series of

Preferred Stock (a copy of which will be filed as required by law), will, without limitation of the foregoing, fix the following with respect to such series of Preferred Stock:

        (i)    the distinctive serial designations and the number of authorized shares of such series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed and filed as required by law (except where otherwise provided in a Preferred Stock Designation);

        (ii)   the dividend rate or amounts, if any, for such series, the date or dates from which dividends on all shares of such series will be cumulative, if dividends on stock of such series will be cumulative, and the relative preferences or rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of such series;

        (iii)  the rights of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, if any, and the relative preferences or rights of priority, if any, of payment of shares of such series;

        (iv)  the right, if any, of the holders of such series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another Person, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;

        (v)   the voting powers, if any, of the holders of such series, including whether such series will be designated as a Capital Group Voting Security, a Starz Group Voting Security, an Interactive Group Voting Security and/or a Voting Security and, if so designated, the terms and conditions on which such series may vote together with the holders of any other class or series of capital stock of the Corporation;

        (vi)  the terms and conditions, if any, for the Corporation to purchase or redeem shares of such series; and

        (vii) any other relative rights, powers, preferences and limitations, if any, of such series.

        The Board of Directors is hereby expressly authorized to exercise its authority with respect to fixing and designating various series of the Preferred Stock and determining the relative rights, powers and preferences, if any, thereof to the full extent permitted by applicable law, subject to any stockholder vote that may be required by this Certificate. All shares of any one series of the Preferred Stock will be alike in every particular. Except to the extent otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, the holders of shares of such series will have no voting rights except as may be required by the laws of the State of Delaware. Further, unless otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, no consent or vote of the holders of shares of Preferred Stock or any series thereof will be required for any amendment to this Certificate that would increase the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof or decrease the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof (but not below the number of authorized shares of Preferred Stock or such series, as the case may be, then outstanding).

        Except as may be provided by the Board of Directors in a Preferred Stock Designation or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes will have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by a Preferred Stock Designation or as part of any other series of Preferred Stock.

ARTICLE V

DIRECTORS

SECTION A

NUMBER OF DIRECTORS

        The governing body of the Corporation will be a Board of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors, the number of directors will not be less than three (3) and the exact number of directors will be fixed by the Board of Directors by resolution. Election of directors need not be by written ballot.

SECTION B

CLASSIFICATION OF THE BOARD

        Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock, the Board of Directors will be divided into three classes: Class I, Class II and Class III. Each class will consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the number of members of the Board of Directors authorized as provided in Section A of this Article V. The term of office of the initial Class I directors will expire at the annual meeting of stockholders in 2011; the term of office of the initial Class II directors will expire at the annual meeting of stockholders in 2012; and the term of office of the initial Class III directors will expire at the annual meeting of stockholders in 2010. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until their respective successors are elected and qualified or until such director's earlier death, resignation or removal.

SECTION C

REMOVAL OF DIRECTORS

        Subject to the rights of the holders of any series of Preferred Stock, directors may be removed from office only for cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class.

SECTION D

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

        Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor will have been elected and qualified or until such director's earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director, except as may be provided with respect to any additional director elected by the holders of the applicable series of Preferred Stock.

SECTION E

LIMITATION ON LIABILITY AND INDEMNIFICATION

        1.     Limitation On Liability.    To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph 1 will be prospective only and will not adversely affect any limitation, right or protection of a director of the Corporation existing at the time of such repeal or modification.

        2.     Indemnification.

          (a)   Right to Indemnification.    The Corporation will indemnify, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) incurred by such person. Such right of indemnification will inure whether or not the claim asserted is based on matters which antedate the adoption of this Section E. The Corporation will be required to indemnify or make advances to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors.

          (b)   Prepayment of Expenses.    The Corporation will pay the expenses (including attorneys' fees) incurred by a director or officer in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding will be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this paragraph or otherwise.

          (c)   Claims.    If a claim for indemnification or payment of expenses under this paragraph is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful, will be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by Delaware law. In any such action the Corporation will have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

          (d)   Non-Exclusivity of Rights.    The rights conferred on any person by this paragraph will not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate, the Bylaws, agreement, vote of stockholders or resolution of disinterested directors or otherwise.

          (e)   Other Indemnification.    The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

        3.     Amendment or Repeal.    Any amendment, modification or repeal of the foregoing provisions of this Section E will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

SECTION F

AMENDMENT OF BYLAWS

        In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation.

ARTICLE VI

TERM

        The term of existence of this Corporation shall be perpetual.

ARTICLE VII

STOCK NOT ASSESSABLE

        The capital stock of this Corporation shall not be assessable. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of this Corporation. This Certificate shall not be subject to amendment in this respect.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS

SECTION A

ANNUAL AND SPECIAL MEETINGS

        Subject to the rights of the holders of any series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided in a Preferred Stock Designation with respect to any series of Preferred Stock or unless otherwise prescribed by law or by another provision of this Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, will be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66 2/3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.

SECTION B

ACTION WITHOUT A MEETING

        Except as otherwise provided in a Preferred Stock Designation with respect to any series of Preferred Stock, no action required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

ARTICLE IX

ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE

        Subject to the rights of the holders of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class at a meeting specifically called for such purpose, will be required in order for the Corporation to take any action to authorize:

        (i)    the amendment, alteration or repeal of any provision of this Certificate or the addition or insertion of other provisions herein; provided, however, that this clause (i) will not apply to any such amendment, alteration, repeal, addition or insertion (A) as to which the laws of the State of Delaware, as then in effect, do not require the consent of this Corporation's stockholders, or (B) that at least 75% of the members of the Board of Directors then in office have approved;

        (ii)   the adoption, amendment or repeal of any provision of the Bylaws of the Corporation; provided, however, that this clause (ii) will not apply to, and no vote of the stockholders of the Corporation will be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws of the Corporation by the Board of Directors in accordance with the power conferred upon it pursuant to Section F of Article V of this Certificate;

        (iii)  the merger or consolidation of this Corporation with or into any other corporation; provided, however, that this clause (iii) will not apply to any such merger or consolidation (A) as to which the laws of the State of Delaware, as then in effect, do not require the consent of this Corporation's stockholders, or (B) that at least 75% of the members of the Board of Directors then in office have approved;

        (iv)  the sale, lease or exchange of all, or substantially all, of the property or assets of the Corporation; provided, however, that this clause (iv) will not apply to any such sale, lease or exchange that at least 75% of the members of the Board of Directors then in office have approved; or

        (v)   the dissolution of the Corporation; provided, however, that this clause (v) will not apply to such dissolution if at least 75% of the members of the Board of Directors then in office have approved such dissolution.

        Nothing contained in Section A.2 of this Certificate shall in any way limit, modify or otherwise affect any voting requirement set forth in this Article IX. Any stockholder approval required pursuant to this Article IX or the DGCL will be in addition to, and not in lieu of, any approval of the holders of Liberty Capital Common Stock, Liberty Starz Common Stock or Liberty Interactive Common Stock required pursuant to Section A.2. of this Certificate.

        All rights at any time conferred upon the stockholders of the Corporation, pursuant to this Certificate are granted subject to the provisions of this Article IX."

        IN WITNESS WHEREOF, the undersigned has executed this Restated Certificate of Incorporation this                        day of                        , 2009.

LIBERTY MEDIA CORPORATION
By:
Name:	Charles Y. Tanabe
Title:	Executive Vice President and General Counsel

ANNEX B

FORM OF
CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION OF LIBERTY MEDIA CORPORATION

        "Article IV, Section A.1. of the Restated Certificate shall be amended (the "Amendment") to include the following immediately following the first paragraph of such Section:

          'Upon this Certificate of Amendment of Restated Certificate becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), (i) each three (3) shares of Series A Liberty Capital Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time ("Old Series A Liberty Capital Common Stock") shall automatically be reclassified as and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation's Series A Liberty Capital Common Stock, par value $0.01 per share ("New Series A Liberty Capital Common Stock"), without any action by the holder thereof, (ii) each three (3) shares of Series B Liberty Capital Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time ("Old Series B Liberty Capital Common Stock") shall automatically be reclassified as and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation's Series B Liberty Capital Common Stock, par value $0.01 per share ("New Series B Liberty Capital Common Stock"), without any action by the holder thereof, (iii) each five (5) shares of Series A Liberty Interactive Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time ("Old Series A Liberty Interactive Common Stock") shall automatically be reclassified as and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation's Series A Liberty Interactive Common Stock, par value $0.01 per share ("New Series A Liberty Interactive Common Stock"), without any action by the holder thereof, and (iv) each five (5) shares of Series B Liberty Interactive Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time ("Old Series B Liberty Interactive Common Stock") shall automatically be reclassified as and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation's Series B Liberty Interactive Common Stock, par value $0.01 per share ("New Series B Liberty Interactive Common Stock"), without any action by the holder thereof.

          The Corporation shall not issue fractions of shares of Common Stock in connection with any such reclassification and combination. Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Series A Liberty Capital Common Stock or Old Series B Liberty Capital Common Stock which is not evenly divisible by three (3), or Old Series A Liberty Interactive Common Stock or Old Series A Liberty Interactive Common Stock, which is not evenly divisible by five (5), shall, with respect to such fractional shares, be entitled to receive from the Corporation cash in an amount equal to the fair value of such fractional shares as of the Effective Time, as determined by the Board of Directors in its sole discretion."'

B-1

LOGO	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
LIBERTY MEDIA CORPORATION C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by LIBERTY MEDIA CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to LIBERTY MEDIA CORPORATION, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIBERTY MEDIA CORPORATION

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3 AND 4.
Vote on Directors
1.	ELECTION OF DIRECTORS Nominees:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
01)	Mr. Donne F. Fisher
02)	Mr. Gregory B. Maffei	☐	☐	☐
03)	Mr. M. LaVoy Robison
Vote on Proposals					For	Against	Abstain
2.
	Proposal to approve the amendment and restatement of Liberty Media Corporation's Restated Certificate of Incorporation to change the name of the "Entertainment Group" to the "Starz Group" and the "Liberty Entertainment common stock" to the "Liberty Starz common stock" and make other conforming changes.				☐	☐	☐
3.
	Proposal to authorize Liberty Media Corporation's board of directors to effect a reverse stock split of the outstanding shares of Series A and Series B Liberty Capital common stock at a ratio of 1-for-3, and to authorize Liberty Media Corporation's board of directors to effect a reverse stock split of the outstanding shares of Series A and Series B Liberty Interactive common stock at a ratio of 1-for-5.				☐	☐	☐
4.	Proposal to ratify the selection of KPMG LLP as Liberty Media Corporation's independent auditors for the fiscal year ending December 31, 2009.				☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐
Please indicate if you plan to attend this meeting.		☐ Yes	☐ No
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.
Signature	Date			Signature (Joint Owners)	Date

LIBERTY MEDIA CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2009

        The undersigned hereby appoint(s) Charles Y. Tanabe and Christopher W. Shean, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty Interactive Common Stock, Series B Liberty Interactive Common Stock, Series A Liberty Capital Common Stock, Series B Liberty Capital Common Stock, Series A Liberty Entertainment Common Stock or Series B Liberty Entertainment Common Stock held by the undersigned at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on June 25, 2009, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE